As filed with the Securities and Exchange Commission on February 16, 1999

                                                      Registration No. 333-68951

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------
                                 AMENDMENT NO. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                            -------------------------

           GE CAPITAL MORTGAGE SERVICES, INC.                      GE CAPITAL MORTGAGE FUNDING CORPORATION
 (Exact name of registrant as specified in its charter)     (Exact name of registrant as specified in its charter)
                       New Jersey                                                  Delaware
    (State or other jurisdiction of incorporation or           (State or other jurisdiction of incorporation or
                      organization)                                             organization)
                       21-0627285                                                 52-2134173
          (I.R.S. Employer Identification No.)                           (I.R.S. Employer Identification No.)
                 Three Executive Campus                                  Three Executive Campus, Suite W. 602
              Cherry Hill, New Jersey 08002                                 Cherry Hill, New Jersey 08002
                     (609) 661-6100                                             (609) 661-5881
  (Address and telephone number of principal executive       (Address and telephone number of principal executive
                        offices)                                                   offices)
                                           -------------------

           Charles E. Rhodes, Esq., Vice President and Senior Counsel
                       GE Capital Mortgage Services, Inc.
                             Three Executive Campus
                  Cherry Hill, New Jersey 08002 (609) 661-6950
            (Name, address and telephone number of agent for service)
                               -------------------

                                   COPIES TO:

     Andrea G. Podolsky, Esq.             Kathryn E. Kelbaugh, Vice President
      David L. Sugerman, Esq.             GE Capital Mortgage Services, Inc.
     Cleary, Gottlieb, Steen &                  Three Executive Campus
             Hamilton                        Cherry Hill, New Jersey 08002
         One Liberty Plaza
     New York, New York 10006

                               -------------------

              Approximate date of commencement of proposed sale to
                public: From time to time after this Registration
                          Statement becomes effective.
                                  -------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.
|_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|____________________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|____

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. |_|

                                  -------------

                                                CALCULATION OF REGISTRATION FEE
======================== ---------------------- ---------------------- ---------------------- ----------------------
Title of Securities to   Amount to be           Proposed Maximum       Proposed Maximum       Amount of
be Registered            Registered             Offering Price Per     Aggregate Offering     Registration Fee
                                                Unit*                  Price*
======================== ====================== ====================== ====================== ======================
Pass-Through             $1,000,000             100%                   $1,000,000             $278**
Certificates
======================== ====================== ====================== ====================== ======================

* Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 and based upon the maximum aggregate offering price of the securities.
**   Previously paid.

     Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus included in this Registration Statement is a combined prospectus and also relates to the Pass-Through Certificates registered pursuant to registration statement No. 333-68951 on Form S-3 of Co-Registrant GE Capital Mortgage Services, Inc. In the event any of such previously registered Pass-Through Certificates are offered by such Co-Registrant prior to the effective date of this Registration Statement, they will not be included in any prospectus hereunder.

     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
X   Information contained herein is subject to completion             X
X   or amendment. A registration statement relating to these          X
X   securities has been filed with the Securities and Exchange        X
X   Commission. These securities may not be sold nor may offers to    X
X   buy be accepted prior to the time the registration statement      X
X becomes effective. This prospectus shall not constitute an offer X X to sell or the solicitation of an offer to buy nor shall there be X X any sale of these securities in any State in which such offer, X
X   solicitation or sale would be unlawful prior to registration or   X
X   qualification under the securities laws of any such State.        X
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                    SUBJECT TO COMPLETION, FEBRUARY 16, 1999



PROSPECTUS SUPPLEMENT
(To prospectus dated)

                    [GE Capital Mortgage Funding Corporation
                                   Depositor]
                       GE Capital Mortgage Services, Inc.
                            [Depositor and] Servicer
                                        $
                                  (Approximate)

         REMIC [Multi-Class] Mortgage Pass-Through Certificates, Series

               Principal and interest payable monthly, beginning .

                        ---------------------------------


     All of the certificates comprising the series of certificates described in this prospectus supplement represent ownership interests in a trust fund. The trust fund consists of a pool of conventional, fixed-rate, first-lien, fully-amortizing, one- to four- family residential mortgage loans with maturities of to years. [The trust fund [also] contains borrowers' interests in cooperative apartment buildings and the right to occupy apartments in such buildings.]

                        ---------------------------------


     Consider carefully the risk factors beginning on page S-12 of this prospectus supplement and page 12 of the accompanying prospectus.

                        ---------------------------------


     Neither the certificates described in this prospectus supplement nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

                        ---------------------------------


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

                      Class Certificate       Certificate
                          Principal          Interest Rate
                          Balance(1)
[classes of
certificates]
-----------
(1) Approximate, subject to the adjustment described in this prospectus supplement.

                        ---------------------------------

     [Certain types of investors are not permitted to purchase or hold the Class Certificates, the junior certificates or the Class R [or Class RL] Certificates. For more information on these restrictions, you should refer to "ERISA Considerations" and "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement.] _____________________________________ will purchase the senior certificates offered by this prospectus supplement [and will purchase the junior certificates offered by this prospectus supplement]. will offer these certificates from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] will receive proceeds from the sale of such certificates of approximately % of their total initial principal balance, plus accrued interest from [ ], to but excluding the initial issuance date, before deducting expenses payable by [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation]. You should refer to "Plan of Distribution" in this prospectus supplement.] [On or about , [GE Capital Mortgage Services, Inc.][GE Capital Mortgage Funding Corporation] will deliver the certificates offered by this prospectus supplement [, except for the Class Certificates,] through the book-entry facilities of The Depository Trust Company [,and will deliver the Class Certificates at the offices of New York, New York].]

                        ---------------------------------
                                [Underwriter(s)]
                        ---------------------------------

The date of this prospectus supplement is .

 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND
                          THE ACCOMPANYING PROSPECTUS

     We provide information to you about the certificates offered by this prospectus supplement and the underlying trust fund in two separate documents:
(1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates or trust fund, and (2) this prospectus supplement, which describes the specific terms of your certificates and assets in your trust fund. You should read both of these documents together.

     This prospectus supplement will supplement and enhance, and may vary, the disclosure set forth in the prospectus for purposes of your certificates.

                                SUMMARY OF TERMS

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. You should read carefully the entire prospectus and prospectus supplement to understand fully the terms of the certificates offered by this prospectus supplement. All of the information contained in this summary is qualified by the more detailed explanation described in other parts of this prospectus supplement and the accompanying prospectus. While this summary contains an overview of certain allocation concepts and other information to aid your understanding, you should read carefully the full description of these allocation concepts and other information in this prospectus supplement and the accompanying prospectus, including the risk factors on page S-12, before making any investment decision.

     You can find a listing of capitalized terms used in this prospectus supplement, and the pages on which they are defined, under the caption "Index of Certain Prospectus Supplement Definitions" beginning on page S-57 of this prospectus supplement. Any capitalized terms that are not defined in the prospectus supplement are defined in the accompanying prospectus. See "Index of Certain Prospectus Definitions" on page 120 of the accompanying prospectus.

                               Securities Offered
                               ------------------

     The underwriter[s] is [are] offering the certificates offered by this prospectus supplement in the classes and total original principal balances that are specified on the cover, subject to the possible adjustment described below. The total original principal balance of the certificates will be approximately $
 . Depending on the final composition of the underlying pool of mortgage loans, the principal balance of each class may increase or decrease from the amount listed on the cover. The total original principal balance of the certificates will not be less than $ or greater than $ .

     [Description of senior and subordinate certificates and any classes not being offered by this prospectus supplement, if applicable.]

     Unless you are purchasing [a Class Certificate or a Class R or Class RL] Certificate, you will not have the right to receive physical certificates evidencing your ownership except under certain limited circumstances. Instead, the trust fund will issue the certificates in the form of global certificates, which The Depository Trust Company or its nominee will hold. Financial institutions that are direct or indirect participants in The Depository Trust Company will record beneficial ownership of a certificate by individual investors in the following minimum denominations and, in each case, in integral multiples of $1,000 in excess of those denominations:

                                Certificate       Minimum Denomination
                                -----------       --------------------
                                [classes of       $
                                certificates]


[The Class R [and Class RL] Certificates will be issued in certificated form as a single certificate representing the entire principal balance of that class.]

                                   Trust Fund
                                   ----------

     The certificates will represent the entire beneficial ownership interest in the trust fund. Holders of the certificates will be paid out of the cash flow that the trust fund's assets produces. The assets of the trust fund will consist primarily of a pool of fixed-rate, fully-amortizing, conventional mortgage loans that are secured by first liens on one- to four- family residential properties. [The trust fund [also] contains cooperative apartment loans secured by security interests in shares issued by private, non-profit cooperative housing corporations and the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperative housing corporations' buildings.] [The trust fund contains certain other assets, as described in this prospectus supplement.] [GE Capital Mortgage Services, Inc. has originated or acquired each mortgage loan included in a trust fund. GE Capital Mortgage Funding Corporation has acquired the related mortgage loans from GE Capital Mortgage Services, Inc. pursuant to an asset purchase agreement.] The mortgage loans expected to be included in the trust fund have the following characteristics as of :

Total original principal balance (1)          $
Original terms to maturity                          to    years
Weighted average maturity                     between       and       months
Weighted average annual interest rate         between      % and      %

(1) Approximate, after deducting payments of principal due on or before , and subject to the variance described in this prospectus supplement.

     [In addition, [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] expects that up to approximately %, in terms of total principal balance as of , , of the mortgage loans included in the trust fund will be located in .]

     [For more information on GE Capital Mortgage Funding Corporation, you should refer to "GE Capital Mortgage Funding Corporation" in the prospectus.]

                                    Servicer
                                    --------

     GE Capital Mortgage Services, Inc. will act as servicer of the mortgage loans. [For certain mortgage loans contained in the trust fund, the seller of the mortgage loan to GE Capital Mortgage Services, Inc. will remain the primary servicer while GE Capital Mortgage Services, Inc. will supervise such servicing duties and remain directly liable to the trust fund for such servicing duties.] As servicer, GE Capital Mortgage Services, Inc. will be responsible for making reasonable efforts to collect payments due on the mortgage loans and performing other administrative functions. [GE Capital Mortgage Services, Inc. will be obligated, as servicer, to advance delinquent payments on the mortgage loans included in the mortgage pool net of servicing fees, less the amount of such payments GE Capital Mortgage Services, Inc. reasonably believes will not be recoverable out of liquidation proceeds or otherwise.] [In addition, GE Capital Mortgage Services, Inc. will reduce its servicing compensation, within certain limits, to reimburse holders of certificates for shortfalls of interest payments resulting from voluntary prepayments on the mortgage loans.] For more information on GE Capital Mortgage Services, Inc., you should refer to "GE Capital Mortgage Services, Inc." in this prospectus supplement. For more information on the servicing of the mortgage loans, you should refer to "The Pooling and Servicing Agreement--Servicing Arrangement with Respect to the Mortgage Loans" and "--Servicing Compensation, Compensating Interest and Payment of Expenses" in this prospectus supplement.

                        Distributions on the Certificates
                        ---------------------------------

     The certificates will be issued under a pooling and servicing agreement, which will be dated as of , between GE Capital Mortgage Services, Inc. as [depositor and] servicer[, GE Capital Mortgage Funding Corporation, as depositor] and , as trustee. The pooling and servicing agreement will provide that distributions will be made on the certificates on the 25th day of each month, beginning in . If such 25th day is not a business day, then distributions will be made on the next business day after the 25th of the month. These distributions will be made to the holders of record of the certificates on the close of business on the last business day of the calendar month preceding the related distribution date. The first distribution date will be .

     [Description of priorities of distribution as between senior and subordinate certificates, if applicable.]

     Interest Payments

               o Interest will accrue on each class of certificates offered by this prospectus supplement[, other than the Class Certificates,] at the respective fixed interest rates specified on the cover of this prospectus supplement during each applicable interest accrual period. [The Class Certificates are principal-only certificates and will not accrue interest.]

                  [o Interest will accrue on the Class Certificates at the applicable floating interest rates described in this prospectus supplement during each applicable interest accrual period. These rates are determined by reference to the London Interbank Offered Rate, known as LIBOR. The Class Certificates have a floating interest rate which moves in the opposite direction of LIBOR. Consequently, higher than expected levels of LIBOR could result in (1) lower yields on the Class Certificates and (2) interest rates on those certificates falling as low as 0%.]

                  o On each distribution date, interest will be distributable from the available funds on each class of certificates [other than the Class Certificates] in a total amount based on the current accrued interest for such class, plus any accrued interest remaining undistributed from previous distribution dates.

                  o The amount of interest the trustee distributes to you on any distribution date may be less than the interest accrued on your certificate if one or more mortgage loans prepay, go into default and produce a loss, or have their interest rates reduced by federal law because the borrower is on active military duty. You should refer to "Description of the Certificates--Distributions on the Certificates--Interest" and "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement for a description of how any such event may produce a shortfall or loss and how shortfalls or losses of interest are allocated among the certificates.

                  [o Interest will be paid on the classes of senior certificates on a pro-rata basis. Interest will be paid on each class of junior certificates after interest and principal have been paid on (1) the senior certificates and (2) each higher ranking class of junior certificates.]

                  o Interest will be calculated on the certificates on the basis of a 360-day year consisting of twelve 30-day months.

         Principal Payments

                  [o Principal will be paid on each class of senior certificates (other than the Class Certificates and the Class PO Certificates) after interest has been paid on all classes of senior certificates. Principal will be paid on each class of junior certificates after (1) interest and principal have been paid on all classes of senior certificates and each higher ranking class of junior certificates and (2) interest has been paid on such class of junior certificates.] [The Class Certificates are interest-only certificates and will not be entitled to distributions of principal.]

                  o The amount of principal distributable on the certificates is a function of (1) formulas that allocate portions of the principal payments received, or expected to be received, on the mortgage loans among the different classes and (2) the funds actually received from the trust fund's assets that are available to make distributions on each certificate according to its allocation. Funds actually received may consist of expected, scheduled mortgage loan payments and unexpected, unscheduled payments due to prepayments, defaults by mortgagors or certain other events. You should refer to "Prepayment and Yield Considerations" in this summary for more details about types of unexpected payments.

                  [o Principal is allocated among the different classes of certificates based upon the priority of payments described in detail under "Description of the Certificates--Distribution on the Certificates--Allocation of Available Funds" in this prospectus supplement.]

                  [o One of the main effects of the allocation formulas described in this prospectus supplement is to allocate to the senior certificates other than the Class PO Certificates, as a group, more than their proportionate share of most of the unexpected mortgage loan payments for at least the first nine years after initial issuance of the certificates. This results in an acceleration of the repayment of the senior certificates, as a group, relative to the junior certificates. Unexpected payments distributable to holders of junior certificates will generally be paid in a manner designed to maintain the relative levels of subordination among the various classes of junior certificates. You should refer to "Description of the Certificates--Distribution on the Certificates--Allocation of Available Funds--Class Prepayment Distribution Trigger" in this prospectus supplement.]

                  [o As discussed in more detail below, losses on the underlying mortgage loans are first allocated to the junior certificates. Losses due to certain types of defaults, including those resulting from bankruptcies of mortgagors, fraud in the origination process, or uninsured physical damage to the mortgaged properties, are allocated exclusively to the junior certificates in varying degrees until these losses reach specified levels. You should refer to "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement.]

                  [o This series of certificates includes a class of senior certificates, the Class Certificates, that does not benefit from accelerated repayment in the same manner as the other senior certificates. The Class Certificates will not receive any distribution of [certain unexpected] payments of principal on the mortgage loans for the first five years after initial issuance of the certificates, unless (1) [the] [certain] other classes of senior certificates have been paid off or (2) the total principal balance of the junior certificates has been reduced to zero as a result of principal distributions and the allocation of losses to such certificates.]

                  [o Despite the priority of payments, the trustee will make all distributions of principal on the outstanding senior certificates, other than the Class and Class PO Certificates, on a pro rata basis among such certificates on each distribution date after the date on which the total principal balance of the junior certificates has been reduced to zero as a result of principal distributions and the allocation of losses to such certificates. You should refer to "Description of the Certificates--Distributions on the Certificates--Principal" in this prospectus supplement.]

                  o The rate of distribution of principal on the certificates will depend on the rate of payment of principal on the mortgage loans which, in turn, will depend on the characteristics of the mortgage loans, the level of prevailing interest rates and other economic, geographic and social factors. [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] cannot predict or assure you as to the actual rate of payment of principal on the mortgage loans.

                  [o Description of any classes with special payment features, such as planned amortization or targeted amortization certificates.]

                               [Credit Enhancement
                               -------------------

     The forms of credit enhancement described below will be employed in order to enhance the likelihood of regular receipt by certificateholders of the scheduled amounts due them and to afford the certificate[s] limited protection against losses. See "Description of the Mortgage Pool and the Mortgaged Properties--General" and "The Pooling and Servicing Agreement--Voting Rights" in this prospectus supplement.

     [Description of applicable credit enhancement, such as subordination, mortgage pool insurance policy, special hazard insurance policy or limited guarantee.]

     The amount of coverage under the preceding forms of credit enhancement is limited, and payment thereunder is subject to certain conditions and limitations. In the event losses occur which are not covered by such credit enhancement, or losses occur in amounts exceeding the coverage provided thereby, shortfalls in distributions to certificateholders will occur.]

                       Prepayment and Yield Considerations
                       -----------------------------------

     The rate of principal distributions on the certificates, the total amount of each interest distribution on the certificates and the yield to maturity of the certificates are related to the rate of principal collections on the mortgage loans. Principal collections on the mortgage loans may be in the form of expected, scheduled principal payments and unexpected, unscheduled principal payments. Unexpected payments consist of:

                  o voluntary prepayments by the mortgagors such as prepayments in full due to refinancings. These may include refinancings made, and possibly solicited, by GE Capital Mortgage Services, Inc. in the ordinary course of conducting its mortgage banking business;

                  o prepayments resulting from default, foreclosure, casualty, condemnation and similar events, and repurchases by GE Capital Mortgage Services, Inc. [or GE Capital Mortgage Funding Corporation] of the mortgage loans under certain circumstances described in this prospectus supplement; and

                  o prepayments made during participation by mortgagors, which may be solicited by GE Capital Mortgage Services, Inc., in biweekly payment programs.

Expected payments and unexpected payments of principal are allocated between the certificates according to special rules. You should refer to "Distributions on the Certificates--Principal Payments" in this summary and "Description of the Certificates--Distributions on the Certificates" and "--Allocation of Realized Losses on the Certificates" below.

     Mortgagors are permitted to prepay the mortgage loans, in whole or in part, at any time without penalty. Mortgage prepayment rates are likely to fluctuate significantly. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the mortgage loans in the trust fund, the prepayment rate on the mortgage loans is likely to increase. Conversely, when prevailing mortgage interest rates rise significantly above the interest rates on the underlying mortgage loans, the prepayment rate on the mortgage loans is likely to decrease. Other economic, geographic and social factors also may influence the prepayment rate. Because rapid rates of prepayments on the mortgage loans are likely to occur when prevailing interest rates are lower than those on the mortgage loans, the yields at which you may be able to reinvest amounts received as payments on your certificates may be lower than the yield on your certificates. Conversely, because slow rates of prepayments on the mortgage loans are likely to occur when prevailing interest rates are higher than those on the mortgage loans, the amount of payments available to you for reinvestment at such high rates may be relatively low.

     In addition, the yields to maturity on the certificates themselves will be sensitive, in varying degrees, to the rate and timing of mortgage loan prepayments. The extent to which the yield to maturity of a certificate is sensitive to prepayments will depend upon whether you purchase it for an amount greater than or less than the certificate's then outstanding principal balance. In the case of certificates you purchase for an amount greater than their then outstanding principal balance, faster than anticipated rates of principal prepayments on the mortgage loans (1) could result in actual yields to you that are lower than the anticipated yields and (2) could result in a reduction in the amount of time such certificates are outstanding. In the case of certificates you purchase for an amount less than their then outstanding principal balance, slower than anticipated rates of principal prepayments on the mortgage loans (1) could result in actual yields to you that are lower than the anticipated yields and (2) could result in an extension of the amount of time such certificates are outstanding.

     Voluntary prepayments of principal on the mortgage loans may reduce the amount of interest available for distribution to holders of certificates. Any resulting shortfalls in interest, unless offset by a reduction in servicing compensation of GE Capital Mortgage Services, Inc., generally will produce a lower yield on the certificates than would otherwise be the case. The interest distributable on the certificates offered by this prospectus supplement will also be reduced under certain loss scenarios and this will also produce a lower yield. You should refer to "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement.

     Because of the effects of prepayments, the certificates offered by this prospectus supplement were structured on the basis of several things, including
(1) an assumed rate of prepayments on the mortgage loans of % of the prepayment model described under " Yield and Weighted Average Life Considerations -- Weighted Average Lives of the Certificates" and (2) corresponding weighted average lives as described in this prospectus supplement. The weighted average lives of the certificates offered by this prospectus supplement at % of the prepayment model, based on the assumptions described under "Yield and Weighted Average Life Considerations--Weighted Average Lives of the Certificates--Tables of Class Certificate Principal Balances", appear in the tables under such heading on pages S-24 through S-26. The mortgage loans are not likely to prepay at a constant rate of % of the prepayment model or at any other constant rate, and the actual weighted average lives of the certificates are likely to differ from those shown in such tables. The weighted average lives of all classes of the certificates will be affected in part by the rate of principal payments on the mortgage loans and the resulting allocation of principal payments on the certificates.

     Investors in certain classes of certificates should also be aware of the yield considerations described below:

     [o Class Certificates: Because the Class Certificates are interest-only certificates on which interest will accrue on the aggregate notional principal balance described in this prospectus supplement, investors in the Class Certificates should consider the risk that rapid rates of principal payments could result in the failure of such investors to recover their investments fully. You should refer to "Yield and Weighted Average Life Considerations--Sensitivity of the Class Certificates" in this prospectus supplement.]

     [o Class Certificates: Because the Class Certificates have floating interest rates determined by reference to the London Interbank Offered Rate, known as LIBOR, an increase or decrease in LIBOR, depending on the interest rate formula, can reduce the yields on these certificates. For example, the Class Certificates have a floating interest rate which moves in the opposite direction of LIBOR. Consequently, an increase in LIBOR will result in a lower interest rate on the Class Certificates and thus, lower yields on those certificates. You should refer to "Yield and Weighted Average Life Considerations--Sensitivity of the LIBOR Certificates" in this prospectus supplement.]

     [o Class M, Class B1 and Class B2 Certificates: The yields on the Class M, Class B1 and Class B2 Certificates will be sensitive, in varying degrees, to the liquidation of, and any subsequent loss experience on, the mortgage loans and to the timing of any such losses. Among these certificates, such yield sensitivity will generally be greatest among the Class B2 Certificates relative to the Class M and Class B1 Certificates, greater among the Class B1 Certificates than the Class M Certificates and greater among the Class M Certificates than the senior certificates. Because of the special allocation of losses to the junior certificates, investors in the Class M, Class B1 and Class B2 Certificates may not fully recover their investment. You should refer to "Yield and Weighted Average Life Considerations--The Class M, Class B1 and Class B2 Certificates" in this prospectus supplement.]

     [o Class Certificates: The trustee will make principal distributions on the Certificates by reference to the principal balance schedules described in this prospectus supplement.]

     You are urged to make an investment decision with respect to the certificates you propose to purchase based upon your own determination as to the anticipated rate of prepayments, defaults and losses on the underlying mortgage loans and anticipated yield on the certificates.

     You should refer to "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.

                     [Optional Termination of the Trust Fund
                     ---------------------------------------

     [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] may, at its option, repurchase from the trust fund all of the mortgage loans underlying the certificates on any distribution date after the total unpaid principal balance of the mortgage loans is less than [ ]% of the total unpaid principal balance of the mortgage loans as of . This repurchase would result in the early retirement of the certificates. If the proceeds realized upon such early retirement are less than the total principal balance of all outstanding certificates plus accrued and unpaid interest, the resulting shortfall will be allocated among the certificates as described in this prospectus supplement.]

                         Federal Income Tax Consequences
                         -------------------------------

     [The certificates, other than the Class R Certificates [and Class RL Certificates], will be treated as debt instruments issued by [a] [two] real estate mortgage investment conduit[s] for income tax purposes. The Class R Certificates [and Class RL Certificates each] will be treated as a "residual interest" in the [related] real estate mortgage investment conduit.]

     [The particular federal income tax consequences of your investment will depend upon the class of certificates you buy. These consequences may include the following:

          o You will be required to report income on your certificates [(other than the Class R [and Class RL] Certificates)] in accordance with the accrual method of accounting.

          o Certain classes of the certificates may be, and the Class Certificates will be, issued with original issue discount.

          o [The holders of the Class R [and Class RL] Certificates will be subject to special federal income tax rules that may significantly reduce the after-tax yield of such certificates. Further, significant restrictions apply to the transfer of the Class R [and Class RL] Certificates. You should refer to "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" for further information on those restrictions.]

          o The amount of income a holder of a junior certificate reports may exceed the cash distributions that holder receives due to the preferential right of other classes of certificates to receive cash distributions in the event of losses on the mortgage loans.]

     You should refer to "Federal Income Tax Consequences" in this prospectus supplement and "Federal Income Tax Consequences -- REMIC Certificates" in the accompanying prospectus.

                                Legal Investment
                                ----------------

     The Class Certificates offered by this prospectus supplement will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. Certain institutions, however, may be subject to restrictions on investment in such certificates. [Reference to securities that will not constitute "mortgage related securities," if applicable.] All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, they can invest in Class Certificates.

                              ERISA Considerations
                              --------------------

     If you are a fiduciary of an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code") you should carefully review with your legal advisors whether the purchase or holding of the certificates offered by this prospectus supplement could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. An employee benefit plan that is subject to ERISA or a plan subject to Section 4975 of the Code may not acquire the [Class Certificates and the Residual Certificates]. The transfer of those classes of certificates is subject to certain restrictions described in "ERISA Considerations" in this prospectus supplement.

                               Certificate Ratings
                               -------------------

     [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] must obtain the following ratings for the certificates from and/or at the time the certificates are initially issued:

               Certificate           [     ] Rating            [     ] Rating
               [classes of
               certificates]

     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The ratings of the certificates should be evaluated independently of any other rating. The ratings do not address the possibility that a holder of a certificate may suffer a lower than anticipated yield. You should refer to "Certificate Ratings" in this prospectus supplement.

                            Liquidity Considerations
                            ------------------------

     At this time, a secondary market does not exist for the certificates, and [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] does not know whether such a market will develop or, if it does develop, whether it will permit an investor to readily sell its certificates. [Underwriter[s]] intend[s] to make a market for the purchase and sale of the certificates after their issuance, but is not obligated to do so. In addition, [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] cannot assure you that you will be able to sell your certificate at a price that is equal to or greater than the price at which you purchased your certificate.

     Information available to you should you desire to sell your certificates in the secondary market may be limited. In particular, price quotations regarding specific classes of the certificates are not currently available in any newspaper or other source that is widely available to investors.

     [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] believes that a number of dealers that engage in the mortgage-backed securities markets currently offer price quotations for [GE Capital Mortgage Services, Inc.'s] [GE Capital Mortgage Funding Corporation's] mortgage pass-through certificates to investors that desire to buy or sell such certificates. However, we cannot assure you that such dealers will continue to provide such a service or that any such dealer will offer a price quotation for any particular series or class of [GE Capital Mortgage Services, Inc.'s] [GE Capital Mortgage Funding Corporation's] certificates. In addition, we cannot assure you that any such dealer will offer a price quotation to any particular investor, and non-institutional investors in particular may not have access to such quotations. The lack of availability of price information concerning the certificates may affect liquidity.

     GE Capital Mortgage Services, Inc. currently maintains an electronic bulletin board, accessible by computer modem, which provides certain information about loans included in various series of mortgage pass-through securities that GE Capital Mortgage Services, Inc. [and GE Capital Mortgage Funding Corporation] [have] [has] publicly offered. GE Capital Mortgage Services, Inc. [and GE Capital Mortgage Funding Corporation] make[s] no representation or warranty that such information will be suitable for any particular purpose and GE Capital Mortgage Services, Inc. [and GE Capital Mortgage Funding Corporation] assume[s] no responsibility for the accuracy or completeness of any information that is generated by others using such information. GE Capital Mortgage Services, Inc. has no obligation to maintain the bulletin board and may stop maintaining it at any time. For further information concerning the bulletin board, you should call 800-544-3466, extension 5515.

                                  RISK FACTORS
                                  ------------


AN INVESTMENT IN THE CERTIFICATES MAY
NOT BE SUITABLE FOR YOU                 The certificates are not suitable
                                    investments for all investors. In
                                    particular, you should not purchase
                                    any class of offered certificates
                                    unless you understand the prepayment,
                                    credit, liquidity and market risks
                                    associated with that class.

                                        The certificates are complex securities.
                                   You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

                                        You should carefully consider, among
                                   other things, the factors described below before purchasing the certificates.

PAYMENTS MADE ON THE UNDERLYING         The certificates will receive
LOANS ARE THE ONLY SOURCE          distributions only from the proceeds from the
OF DISTRIBUTIONS ON                assets included in the trust fund and will
YOUR CERTIFICATES                  have no entitlement to payments from assets
                                   included in any other trust fund established by [GE Capital Mortgage Services, Inc.] [GE
                                   Capital Mortgage Funding Corporation].

                                        The certificates will not represent
                                   obligations of General Electric Company,
                                   General Electric Capital Corporation, GE
                                   Capital Mortgage Corporation, General
                                   Electric Mortgage Insurance Corporation, GE
                                   Capital Mortgage Services, Inc., GE Capital
                                   Mortgage Funding Corporation or any other affiliate of GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation. Moreover, the Certificates will not be guaranteed [or insured] by any governmental agency or any other person.

                                        [GE Capital Mortgage Services, Inc.][GE
                                   Capital Mortgage Funding Corporation] will have limited obligations to the trust fund as the depositor of assets into the trust fund. [As the depositor, GE Capital Mortgage Services, Inc.'s sole obligation will be to repurchase the mortgage loans in the trust fund in the event of a breach of certain representations and warranties made by it in the pooling and servicing agreement.] [GE Capital Mortgage Funding Corporation will assign to the trustee the benefit of the representations and warranties it receives from GE Capital Mortgage Services, Inc. when it acquires the trust assets. However, the sole obligation of GE Capital Mortgage Services, Inc. in the event of a breach of these representations and warranties will be to repurchase the mortgage loans in the trust fund giving rise to such breach.] [Describe variations, if any.]

                                        The only obligations of GE Capital Mort-
                                   gage Services, Inc. as servicer with respect to the certificates will consist of its contractual servicing and/or master servicing obligations, including any obligation under certain limited circumstances to make advances of delinquent installments of principal, interest or both, adjusted in the case of interest to the weighted average rate at which interest accrues on certificates. You should refer to "The Pooling and Servicing Agreement--Assignment of Mortgage Loans," ["--Advances"] and "--Purchase of Defaulted Mortgage Loans" in this prospectus supplement.

                                        The mortgage loans will not be insured
                                   or guaranteed by any governmental entity or, except as described in this prospectus supplement, by any other person. To the extent that delinquent payments on or losses in respect of defaulted mortgage loans are not advanced by the servicer or any other entity [or paid from [describe applicable credit enhancement arrangement], the holders of one or more classes of certificates may experience delays in the distribution of payments. Further, the holders of one or more classes of certificates will bear the losses resulting from such delinquencies.]

THERE IS NO GUARANTEE                   You will receive distributions on your
THAT YOU WILL RECEIVE              certificates after borrowers make payments of
PRINCIPAL DISTRIBUTIONS            interest and principal on the mortgage rate
ON YOUR CERTIFICATES               or on loans in the trust fund. Because the
AT ANY SPECIFIC RATE OR            borrowers are free to make those any specific
ON ANY SPECIFIC DATES              payments faster than scheduled, you may
                                   receive distributions faster than you
                                   expected. There is no guarantee that you will receive principal distributions on your certificates at any specific rate or on any specific dates.

THE YIELD ON YOUR                       The yield on your certificates will The
CERTIFICATES WILL                  yield to maturity on your certificates
DEPEND ON A NUMBER                 depends depend on a number of factors
OF FACTORS                         primarily on the purchase price of your
                                   certificate and the rate of principal
                                   payments on the mortgage loans in the trust fund. The yield on some classes of certificates[, such as the Class Certificates that receive only distributions of interest,] is particularly sensitive to prepayment rates.

                                        Principal payments on the mortgage loans
                                   may be in the following forms:

                                        o scheduled payments;

                                        o voluntary prepayments by borrowers
                                   (such as, for example, prepayments in full due to refinancings, including refinancings made by GE Capital Mortgage Services, Inc. in the ordinary course of conducting its mortgage banking business, or prepayments in connection with biweekly payment programs, participation in which may also be solicited by GE Capital Mortgage Services, Inc.);

                                        o prepayments resulting from
                                   foreclosure, condemnation and other
                                   dispositions of the properties underlying the mortgage loans; and

                                        o payments resulting from repurchases by
                                   GE Capital Mortgage Services, Inc. under the circumstances described under the heading "The Pooling and Servicing Agreement" in this prospectus supplement and in the prospectus.

                                        A number of social, economic, tax,
                                   geographic, demographic, legal and other factors may influence the rate of prepayments. One of the most significant factors is the prevailing interest rate. Generally, if prevailing interest rates were to fall significantly below the interest rates on the mortgage loans, the prepayment rate may increase. Conversely, if interest rates were to rise significantly above the interest rates on the mortgage loans, the prepayment rate may decline. For a description of other factors that may influence prepayments, see "Yield and Weighted Average Life Considerations" herein and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.

                                        The mortgage loans in the trust fund
                                   will not prepay at any constant rate, nor will all of the mortgage loans prepay at the same rate at any one time. Moreover, the timing of changes in the rate of prepayments may significantly affect your actual yield to maturity, even if the average rate of principal payments is consistent with your expectation. In general, the earlier a prepayment of principal the greater the effect on your yield to maturity. As a result, the effect on your yield caused by principal payments occurring at a rate higher (or lower) than the rate anticipated by you during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

                                        See "Yield and Weighted Average Life
                                   Considerations" herein and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.


[RAPID PREPAYMENTS                     [If you are the holder of a class
WILL REDUCE THE YIELD              certificate, you will receive only have
ON CERTAIN CERTIFICATES            distributions of interest. Although you have
                                   no entitlement to principal distributions, your certificate will have a "notional" principal balance, which will be used to calculate the interest payable to you.
                                   Because prepayments on the underlying
                                   mortgage loans will reduce the notional
                                   principal balance on your certificate, the yield on your certificate is especially sensitive to prepayment rates. If prepayments occur at a rate faster than anticipated, the yield on your certificate could be significantly lower than expected and, in some cases, you may be unable to recover your investment. Before purchasing a Class
                                   Certificate, you should fully consider the risks associated with such an investment. See
                                   "Yield and Weighted Average Life
                                   Considerations--Yield of the Class
                                   Certificates" in this prospectus supplement.]

[SLOW PREPAYMENTS WILL REDUCE THE
YIELD  ON CERTAIN CERTIFICATES]         [If you are the holder of a Class
                                   Certificate, you will receive only
                                   distributions of principal, including your allocable share of principal prepayments. For this reason, the yield on your certificate is especially sensitive to prepayment rates. If prepayments occur at a rate slower than anticipated, the yield on your certificate could be significantly lower than expected. Before purchasing a Class Certificate, you should fully consider the risks associated with such an investment. See "Yield and Weighted Average Life Considerations--Yield of the Class Certificates" in this prospectus supplement.]

[CERTIFICATES BOUGHT AT PREMIUMS        [The effect of an increase or decrease
AND  DISCOUNTS MAY RECEIVE A       in the prepayment rate on the yield of your
LOWER YIELD THAN EXPECTED]         certificate will depend upon the degree to
                                   which your certificate was purchased at a discount or premium. If you purchase a certificate at a premium over its original principal balance, [and especially in the case of the Class Certificates,] faster than anticipated rates of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than the anticipated yield. Conversely, if you purchase a certificate at a discount from its original principal balance, slower than anticipated rates of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than the anticipated yield and could result in an extension of the life of your certificate.
                                   See "Yield and Weighted Average Life
                                   Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average
                                   Life Considerations" in the prospectus.]

YOU MAY BE UNABLE TO
REINVEST DISTRIBUTIONS FROM
THE CERTIFICATES IN
COMPARABLE INVESTMENTS                 Rapid rates of prepayments on the
                                   mortgage loans are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which you may be able to reinvest amounts received as payments on your certificates may be lower than the yield on your certificates. Conversely, slow rates of prepayments on the mortgage loans are likely to coincide with periods of high rates. During such periods, the amount of payments available to you for reinvestment at such high rates may be relatively low. See "Yield and Weighted Average Life Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.


PREPAYMENTS MAY CAUSE                   The actual interest rate on your
REDUCTIONS IN INTEREST             certificate may be less interest
DISTRIBUTIONS ON YOUR              distributions on your than the interest rate
CERTIFICATES                       stated on the cover page of this prospectus
                                   certificates supplement. Unless you are the holder of a certificate that pays only principal, your certificate will be allocated certain shortfalls in interest payments on the underlying mortgage loans to the extent that GE Capital Mortgage Services, Inc. is not obligated to cover such shortfalls with compensating interest payments. Reductions in interest distributions to you will occur in the following circumstances:

                                        o Prepayments in full. When a mortgage
                                   loan is prepaid in full, the borrower pays interest only up to the date on which payment is made, rather than for an entire month. If a prepayment in full occurs in the period from the sixteenth day through the last day of the month, there will be a reduction in the following month's distribution of interest to you.

                                        o Partial prepayments. Borrowers may
                                   also prepay a portion of the principal owed on their mortgage loans. The method by which those prepayments are credited to the outstanding balance of the mortgage loans will result in a shortfall in interest equal to one month's net interest on the prepaid amount and a reduction in interest distributions on the certificates. See "Yield and Weighted Average Life
                                   Considerations--Prepayments" in this
                                   prospectus supplement.

                                        o Reduction of interest rates on
                                   mortgage loans. Some borrowers who enter military service will be entitled to a reduction of interest rates on their mortgage loans under federal law. The result will be a shortfall in interest equal to the difference in the amounts payable at the original and reduced interest rates, which will reduce the interest distributions on the certificates.

                                        See "Description of the
                                   Certificates--Distributions on the
                                   Certificates" in this prospectus supplement.

[GE CAPITAL MORTGAGE SERVICES, INC.     [If any borrower is delinquent in its
HAS A LIMITED OBLIGATION           payment of principal or interest on a
TO MAKE ADVANCES FOR BORROWER      mortgage loan included in the mortgage pool,
DEFAULTS]                          GE Capital Mortgage Services, Inc. will be
                                   obligated to advance to the trust fund
                                   amounts to cover such shortfalls. However, the amount of any such advance will not include amounts that GE Capital Mortgage
                                   Services, Inc. determines are unrecoverable from liquidation or insurance proceeds or other future collections on the delinquent loan. In addition, if GE Capital Mortgage
                                   Services, Inc. makes an advance and later determines in good faith that such advance will be unrecoverable, GE Capital Mortgage
                                   Services, Inc. will receive reimbursement for such advance from collections received from unrelated mortgage loans included in the mortgage pool. See "The Pooling and Servicing
                                   Agreement--Advances" in this prospectus
                                   supplement.

                                        Your certificates may bear losses to the
                                   extent that delinquencies and defaults are not covered by advances made by GE Capital Mortgage Services, Inc., and to the extent that payments on the mortgage loans are reduced by amounts reimbursed to GE Capital Mortgage Services, Inc. for prior unrecoverable advances. Such losses could affect the actual yield to maturity on your certificates.]


GEOGRAPHIC CONCENTRATION                The geographic concentration of the
MAY AFFECT THE RISK OF LOSS        mortgaged properties risk of loss on the
ON THE UNDERLYING MORTGAGE         underlying mortgage securing the mortgage
LOANS                              loans in the trust fund may affect the yield
                                   to loans maturity of your certificates.
                                   Certain geographic regions of the United
                                   States will experience from time to time weaker regional economic conditions and housing markets and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. In addition, certain states or regions may experience natural disasters, such as earthquakes, fires, floods and hurricanes, which may not be fully insured against and which may result in damage to the properties underlying the mortgage loans.

                                        Any deterioration in the real estate
                                   market or economy of any of the states in which a significant concentration of mortgaged properties is located may have a disproportionate impact on payments in respect of the mortgage loans in the trust fund. The resulting losses may reduce the yield to maturity on your certificates. The states where there are significant concentrations of mortgaged properties are identified under "Description Of The Mortgage Pool And The Mortgaged Properties--The Mortgage Loans."

[INVESTORS IN THE                      [If you are the holder of a junior
JUNIOR CERTIFICATES                certificate, the distributions of interest
FACE A HIGHER                      and principal payable to you will be
RISK OF LOSSES]                    subordinate to the distributions payable to
                                   the senior certificates and to any class of junior certificates that ranks higher than your certificate. In addition, losses on the underlying mortgage loans will be first allocated to the junior certificates, in inverse order of priority, beginning with the Class B Certificates. Losses due to certain types of defaults, including those resulting from bankruptcies of mortgagors, fraud in the origination process, or uninsured physical damage to the mortgaged properties, are allocated exclusively to the junior certificates in inverse order of priority until these losses reach specified levels.

                                        If you hold a class of certificates that
                                   ranks junior to another class of
                                   certificates, you will be more likely than the holder of a certificate senior to you to experience losses as a result of losses or interest defaults on the underlying mortgage loans. You should refer to "Description of the Certificates--Allocation of Realized Losses on the Certificates" and "--Distribution on the
                                   Certificates--Allocation of Available Funds" in this prospectus supplement.]


[SUBORDINATION MAY                      [The subordination provided by the Class
NOT BE ADEQUATE TO                 Certificates will provide credit enhancement
COVER ALL LOSSES]                  for the certificates senior to such classes
                                   that are offered hereby. However, any credit enhancement will not provide protection against all risks of loss or all types of losses and will not guarantee repayment of the entire principal balance of and interest on the certificates.

                                        If losses occur which reduce the
                                   aggregate principal balance of the Class [M] and Class [B] Certificates to zero, the senior certificates will bear their allocable share of deficiencies. See "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement.


OPTIONAL TERMINATION                    [GE Capital Mortgage Services, Inc.] [GE
OF THE TRUST FUND                  Capital Mortgage Funding Corporation] may, at
MAY AFFECT THE YIELD ON            its option, repurchase from the trust fund
YOUR CERTIFICATES                  all of the mortgage loans underlying the
                                   certificates on any distribution date after the total unpaid principal balance of the mortgage loans is less than [ ]% of the total unpaid principal balance of the mortgage loans as of the date of initial issuance of the certificates. This repurchase would result in the early retirement of the certificates. If the proceeds realized upon such early retirement are less than the total principal balance of all outstanding certificates plus accrued and unpaid interest, the resulting shortfall will be allocated among the certificates as described in this prospectus supplement.

                                        Because early retirement of the
                                   certificates will shorten the average life of the certificates, your yield may be less than anticipated [and may be significantly lower than expected if you own the Class Certificates, which pay only interest.]

THE LACK OF A SECONDARY                 The certificates will not be listed on
MARKET MAY LIMIT YOUR              any securities exchange, and a secondary
ABILITY TO RESELL YOUR             market for the may not develop. certificates
CERTIFICATES                       [Although the underwriter of this offering
                                   intends to create a secondary market for the certificates, it has no obligation to do so.]
                                   If a secondary market does develop, it may not continue or it may not be liquid enough to allow you to resell your certificates or to resell them at a price that will realize the desired yield.

THE LACK OF PHYSICAL                    You will not receive physical
CERTIFICATES MAY                   certificates for any of the certificates
CAUSE DELAYS IN                    offered hereby except the Class [R]
DISTRIBUTIONS AND                  Certificates, your interest in these
AND HINDER LIQUIDITY               certificates will instead be held in
                                   book-entry form through DTC and its direct and indirect participants and intermediaries.

                                        As a result of the book-entry format,
                                   you may experience some delay in your receipt of payments because the trustee will not send distributions directly to you. All distributions will instead be sent to DTC, which will credit those distributions to its participants and intermediaries, who will in turn credit your account.

                                        Moreover, because DTC can only act on
                                   behalf of its direct and indirect
                                   participants and intermediaries, the lack of physical certificates may limit your ability to pledge your certificates to persons or entities that do not participate in the DTC system. The lack of physical certificates may also reduce the liquidity of your certificates in the secondary market because some investors may be unwilling to purchase certificates which they cannot obtain in physical form.


YEAR 2000 COMPUTER READINESS           Many computer systems and
                                   microprocessors with data functions
                                   (including those in non-information
                                   technology equipment and systems) use only two digits to identify a year in the date field with the assumption that the first two digits of the year are always "19." Consequently, on January 1, 2000, computers that are not year 2000 compliant may read the year as 1900 and malfunction.

                                        GE Capital Mortgage Services, Inc. has
                                   developed a plan, which is described in "Year 2000 Computer Readiness" in the prospectus, to become year 2000 compliant by mid-1999. GE Capital Mortgage Services, Inc. cannot guarantee, however, that its efforts to achieve year 2000 readiness will be fully effective. Moreover, it cannot guarantee that any of its third-party service providers, such as trustees, borrowers' banks, loan servicers and DTC, will be year 2000 ready.

                                        The failure of GE Capital Mortgage
                                   Services, Inc. or its third-party service providers to become fully year 2000 ready could disrupt, at least temporarily, the ability of GE Capital Mortgage Services, Inc. to carry out the servicing duties described in this prospectus supplement, including the calculation of amounts distributable on your certificates and the timely transfer of funds to the trustee for your benefit. This could adversely affect your investment in the certificates. See "Year 2000 Computer Readiness" in the prospectus for a more detailed discussion of this issue.

          DESCRIPTION OF THE MORTGAGE POOL AND THE MORTGAGED PROPERTIES

General

     The certificates comprising the series of certificates described in this prospectus supplement (the "Certificates") will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund"). The assets of the Trust Fund will consist primarily of a pool (the "Mortgage Pool") of conventional, fixed-rate, fully-amortizing mortgage loans (the "Mortgage Loans"). The Mortgage Loans are secured by mortgages, deeds of trust or other security instruments (each, a "Mortgage") creating first liens on one- to four-family residential properties (the "Mortgaged Properties"). [GE Capital Mortgage Services, Inc. ("GECMSI")] [GE Capital Mortgage Funding Corporation ("Funding")] is depositing the assets in the Trust Fund ([GECMSI] [Funding] in such capacity, the "Depositor").

     Certain data with respect to the Mortgage Loans expected to be included in the Trust Fund are set forth below. A description of the final Mortgage Pool on a Current Report on Form 8-K (the "Definitive Description") will be available to purchasers of the Certificates at or before, and will be filed with the Securities and Exchange Commission within fifteen days after, the initial delivery of the Certificates offered hereby. The Definitive Description will specify the precise aggregate Scheduled Principal Balance (as defined herein) of the Mortgage Loans as of the Cut-off Date and will also include statistical data relating to the final Mortgage Loans comparable in scope to that set forth with respect to the expected Mortgage Pool on pages S-24 through S-26 of this prospectus supplement. The Definitive Description also will specify the original Class Certificate Principal Balance (or, in the case of the Class Certificates, the Notional Principal Balance) of each class of Certificates on the date of issuance of the Certificates, and [information regarding the exact amount of any forms of credit enhancement]. The Agreement (as defined herein) and its exhibits will be filed as an exhibit to the Definitive Description.

     The "Scheduled Principal Balance" of a Mortgage Loan as of any Distribution Date is the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) as of the first day of the month preceding the month of such Distribution Date, after giving effect to any previously applied partial principal prepayments, the payment of principal due on such first day of the month and Deficient Valuations occurring after the Bankruptcy Coverage Termination Date (as such terms are defined herein), irrespective of any delinquency in payment by the related borrower (the "Mortgagor"). The "Pool Scheduled Principal Balance" as of any Distribution Date is equal to the aggregate Scheduled Principal Balances of all of the Mortgage Loans that were Outstanding Mortgage Loans on the first day of the month preceding the month of such Distribution Date (or such other date as is specified). An "Outstanding Mortgage Loan" is any Mortgage Loan which has not been prepaid in full, has not become a Liquidated Mortgage Loan and has not been repurchased.

     [It is expected that at least % (by Scheduled Principal Balance as of the Cut-off Date) of the Mortgage Loans (and substantially all of the Mortgage Loans with loan-to-value ratios in excess of 80%) will have been originated under GECMSI's full or alternative documentation program or other full or alternative documentation programs acceptable to GECMSI, that no more than % (by Scheduled Principal Balance as of the Cut-off Date) of the Mortgage Loans will have been originated under GECMSI's "No Income Verification Program" or other no income verification programs acceptable to GECMSI, that no more than % of the Mortgage Loans will have been originated under GECMSI's "Enhanced Streamlined Refinance Program" or other streamlined finance programs acceptable to GECMSI, that no more than % of the Mortgage Loans will have been originated under GECMSI's "No Ratio Program" or other no ratio programs acceptable to GECMSI, that no more than % of the Mortgage Loans will have been originated under GECMSI's "No Income, No Asset Verification Program" or other no income, no asset verification programs acceptable to GECMSI, and that no more than % (by Scheduled Principal Balance as of the Cut-off Date) of the Mortgage Loans will have been acquired under GECMSI's "Relocation Loan" program or other relocation programs acceptable to GECMSI. See "The Trust Fund--The Mortgage Loans--Loan Underwriting Policies" in the accompanying prospectus.]

     Each Mortgage Loan [other than a Cooperative Loan] is required to be covered by a standard hazard insurance policy. Each Mortgage Loan [other than a Cooperative Loan] which had a loan-to-value ratio at origination in excess of 80% also will be covered by a private mortgage insurance policy. See "Servicing of the Mortgage Loans and Contracts--Hazard Insurance" and "--Private Mortgage Insurance" in the prospectus.

     All payments due on each Mortgage Loan on which at least one payment of principal and interest was due prior to the Cut-off Date will have been paid through the first day of the month preceding the Cut-off Date. [The Mortgage Pool will include a substantial number of recently originated loans on which the first monthly payments are not due until the Cut-off Date or on a date subsequent to the initial issuance of the Certificates.]

     For a description of the underwriting standards generally applicable to the Mortgage Loans, see "The Trust Fund--The Mortgage Loans--Loan Underwriting Policies" in the prospectus. [Material variations, if any, to be described.]

The Mortgage Loans

     The Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date, of approximately $ . This amount is subject to a permitted variance such that the aggregate Scheduled Principal Balance thereof will not be less than $ or greater than $ .

     The interest rates borne by the Mortgage Loans (the "Mortgage Rates") are expected to range from % to % per annum, and the weighted average Mortgage Rate as of the Cut-off Date of such Mortgage Loans is expected to be between % and % per annum. The original principal balances of the Mortgage Loans are expected to range from $ to $ and, as of the Cut-off Date, the average Scheduled Principal Balance of the Mortgage Loans is not expected to exceed $ after application of payments due on or before the Cut-off Date. It is expected that the month and year of the earliest origination date of any Mortgage Loan will be , and the month and year of the latest scheduled maturity date of any such Mortgage Loan will be . All of the Mortgage Loans will have original terms to maturity of to years, and it is expected that the weighted average scheduled remaining term to maturity of the Mortgage Loans will be between and months as of the Cut-off Date.

     The Mortgage Loans are expected to have the following additional characteristics (by Scheduled Principal Balance of all the Mortgage Loans) as of the Cut-off Date:

     No more than % of such Mortgage Loans will have a Scheduled Principal Balance of more than $ and up to and including $ . No more than % of such Mortgage Loans will have a Scheduled Principal Balance of more than $ and up to and including $ . No more than % of such Mortgage Loans will have a Scheduled Principal Balance of more than $ .

     No more than % of such Mortgage Loans will have a [combined] loan-to-value ratio at origination in excess of %, no more than % of such Mortgage Loans will have a [combined] loan-to-value ratio at origination in excess of %, and none of such Mortgage Loans will have a [combined] loan-to-value ratio at origination in excess of %. As of the Cut-off Date, the weighted average [combined] loan-to-value ratio at origination of such Mortgage Loans is expected to be between % and %.

     No more than % of such Mortgage Loans had a [combined] loan-to-value ratio at origination calculated based on an appraisal conducted more than one year before the origination date thereof.

     The proceeds of at least % of such Mortgage Loans will have been used to acquire the related Mortgaged Property. The proceeds of the remainder of such Mortgage Loans will have been used to refinance an existing loan. No more than % of such Mortgage Loans will have been the subject of "cash-out" refinancings.

     No more than % of such Mortgage Loans will be temporary buy-down Mortgage Loans. The portion of the interest rate paid by the related Mortgagor will not increase by more than one percentage point for each six month period. No Mortgage Rate may exceed the "bought down" rate by more than percentage points, and no buy-down period will exceed years.

     No more than % of such Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

     No more than % of such Mortgage Loans will be secured by Mortgaged Properties located in . The majority of the Mortgage Loans will be secured by Mortgaged Properties located in , , and . No more than % of such Mortgage Loans will be secured by Mortgaged Properties located in any one state except .

     At least % of such Mortgage Loans will be secured by Mortgaged Properties determined by GECMSI to be the primary residence of the Mortgagor. The basis for such determination will be the making of a representation by the Mortgagor at origination that the underlying property will be used as the Mortgagor's primary residence.

     At least % of such Mortgage Loans will be secured by single-family, detached residences.

     [No more than % of such Mortgage Loans will be secured by condominiums.]

     [No more than % of such Mortgage Loans will be secured by shares of stock in cooperative housing corporations and assignments of the proprietary leases to cooperative apartment units therein.]

     [Additional description of Mortgaged Properties to be added, if applicable.]

     Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans expected to be included therein, subject to the variance described herein (the sum of the balances may not equal 100% due to rounding):


               Original Principal Balances as of the Cut-off Date

                                                      Percentage of Pool by
                                  Aggregate Principal       Aggregate
Range of Original     Number of      Balance as of     Principal Balance as
Principal Balance  Mortgage Loans   the Cut-off Date   of the Cut-off Date
-----------------  --------------   ----------------   -------------------

$                                       $                                  %


                      Mortgage Rates as of the Cut-off Date


                                                       Percentage of Pool by
                                 Aggregate Principal         Aggregate
                   Number of        Balance as of       Principal Balance as
 Mortgage Rate  Mortgage Loans     the Cut-off Date     of the Cut-off Date
 -------------  --------------     ----------------     -------------------

 %                                    $                                  %


     Geographic Distribution of Mortgaged Properties as of the Cut-off Date

                                                      Percentage of Pool by
                                Aggregate Principal         Aggregate
                   Number of       Balance as of        Principal Balance as
State          Mortgage Loans    the Cut-off Date      of the Cut-off Date
-----          --------------    ----------------      -------------------

                           $                                            %


                   Years of Origination as of the Cut-off Date

                                                           Percentage of Pool by
                                      Aggregate Principal        Aggregate
                         Number of       Balance as of      Principal Balance as
 Year of Origination  Mortgage Loans    the Cut-off Date    of the Cut-off Date
 -------------------  --------------    ----------------    -------------------

                                          $                                 %


                                    Year of Maturity as of the Cut-off Date

                                                         Percentage of Pool by
                                    Aggregate Principal        Aggregate
                       Number of       Balance as of      Principal Balance as
 Year of Maturity   Mortgage Loans    the Cut-off Date    of the Cut-off Date
 ----------------   --------------    ----------------    -------------------

                                         $                                 %


              Types of Mortgaged Properties as of the Cut-off Date

                                                          Percentage of Pool by
                                    Aggregate Principal       Aggregate
                       Number of       Balance as of      Principal Balance as
  Type of Dwelling  Mortgage Loans    the Cut-off Date    of the Cut-off Date
  ----------------  --------------    ----------------    -------------------

                                        $                                 %


         Occupancy Status of Mortgaged Properties as of the Cut-off Date

                                                         Percentage of Pool by
                                     Aggregate Principal       Aggregate
                       Number of        Balance as of     Principal Balance as
Occupancy           Mortgage Loans     the Cut-off Date   of the Cut-off Date
---------           --------------     ----------------   -------------------

                                        $                                      %


              Purpose of the Mortgage Loans as of the Cut-off Date

                                                           Percentage of Pool by
                                       Aggregate Principal       Aggregate
                          Number of       Balance as of     Principal Balance as
 Purpose of the Loan   Mortgage Loans    the Cut-off Date   of the Cut-off Date
 -------------------   --------------    ----------------   -------------------

                                         $                                    %


                   Loan-to-value Ratios as of the Cut-off Date

                                                          Percentage of Pool by
                                   Aggregate Principal          Aggregate
Loan-to-value Ratio    Number of      Balance as of        Principal Balance as
at Origination      Mortgage Loans   the Cut-off Date      of the Cut-off Date
--------------      --------------   ----------------      -------------------

                                      $                                       %

                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Agreement") to be dated as of the first day of the month of creation of the Trust Fund (the "Cut-off Date"), between GECMSI, as [Depositor and] servicer [, Funding, as Depositor,] and , as trustee (the "Trustee"). Reference is made to the prospectus for important additional information regarding the terms and conditions of the Agreement and the Certificates. The Certificates will be issued in the classes offered hereby[, together with the Class Certificates, none of which are offered hereby,] and in the aggregate original Certificate Principal Balance of approximately $ subject to a permitted variance such that the aggregate Certificate Principal Balance thereof will not be less than $ or greater than $ . Any such variance will be allocated so as to approximate the material characteristics of the classes of Certificates described herein.

     As described below, [each class of Certificates offered hereby [other than the [Class Certificates and the] Class R [and Class RL] Certificates ([together,] the "Residual Certificates")]] will be issued in book-entry form, and beneficial interests therein will be held by investors through the book-entry facilities of the Depository (as defined below), in minimum denominations in Certificate Principal Balance [or Notional Principal Balance, as the case may be,] of $ and in integral multiples of $1,000 in excess thereof. [The Class Certificates will be issued in certificated form in minimum denominations of $ and integral multiples of $1,000 in excess thereof.] [The Residual Certificates will [each] be issued in certificated form as a single Certificate per class representing the entire Class Certificate Principal Balance thereof.] Notwithstanding the minimum denominations of the Certificates described herein, one Certificate of each class other than the Residual Certificates may be issued in a lower amount. Notwithstanding the integral multiple requirements described above, one Certificate of each class [other than the Residual Certificates] may evidence an additional amount equal to the remaining Class Certificate Principal Balance [or Notional Principal Balance] thereof.

                            [Book-Entry Certificates

     Each class of the Certificates offered hereby [other than the [Class Certificates and the] Residual Certificates] (the "Book-Entry Certificates") will be registered as a single certificate held by a nominee of The Depository Trust Company (together with any successor depository selected by the Depositor, the "Depository"). Beneficial interests in the Book-Entry Certificates will be held by investors through the book-entry facilities of the Depository, as described herein. The Depositor has been informed by the Depository that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Book-Entry Certificates. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate").

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of the Depository (or of a participating firm (each, a "Participant") that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Certificate. Beneficial ownership of a Book-Entry Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and Participants.

     The Depository, which is a New York-chartered limited purpose trust company, performs services for its Participants, some of which (and/or their representatives) own the Depository. In accordance with its normal procedures, the Depository is expected to record the positions held by each Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing the Depository and Participants as in effect from time to time.

     Distributions of principal of and interest on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to the Depository. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable Participants in accordance with the Depository's normal procedures. Each Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     As a result, under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments. Because the Depository can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     The Depository has advised the Depositor and the Trustee that, unless and until Definitive Certificates are issued, the Depository will take any action permitted to be taken by a holder of a Certificate (a "Certificateholder") under the Agreement only at the direction of one or more Financial Intermediaries to whose Depository accounts the Book-Entry Certificates are credited. The Depository may take conflicting actions with respect to other Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the related Book-Entry Certificates, or their nominees, rather than to the Depository, only if (a) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Depositor or the Trustee is unable to locate a qualified successor; (b) the Depositor, at its sole option, elects to terminate the book-entry system through the Depository; or (c) after the occurrence of an Event of Default (as described in the accompanying prospectus) beneficial owners of the Book-Entry Certificates aggregating not less than 51% of the aggregate voting rights allocated thereto advise the Trustee and the Depository through the Financial Intermediaries in writing that the continuation of a book-entry system through the Depository (or a successor thereto) is no longer in the best interests of beneficial owners of the Certificates.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through the Depository of Definitive Certificates. Upon surrender by the Depository of the global certificate or certificates representing the Certificates and instructions for re-registration, the Trustee will issue the Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement. Following the issuance of Definitive Certificates, distribution of principal and interest on the Certificates will be made by the Trustee directly to holders of Definitive Certificates in accordance with the procedures set forth in the Agreement.

     [Description of transfer restrictions applicable to Definitive Certificates issued in respect of ERISA-restricted classes]].

[The Non-Book-Entry Certificates

     The [Class Certificates and the] Residual Certificates ([together,] the "Non-Book-Entry Certificates") will be issued in fully-registered, certificated form. The Non-Book-Entry Certificates will be transferable and exchangeable on a Certificate Register to be maintained at the corporate trust office in the city in which the Trustee is located or such other office or agency maintained for such purposes by the Trustee in New York City. Under the Agreement, the Trustee will initially be appointed as the Certificate Registrar. No service charge will be made for any registration of transfer or exchange of the Residual Certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required by the Trustee. The Residual Certificates will be subject to certain restrictions on transfer. See "--Restrictions on Transfer of the Residual Certificates" herein.

     Distributions of principal and interest, if any, on each Distribution Date on the Non-Book-Entry Certificates will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month immediately preceding the month of such Distribution Date. Distributions will be made by check or money order mailed to the person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder to the Trustee, by wire transfer to a United States depository institution designated by such Certificateholder and acceptable to the Trustee or by such other means of payment as such Certificateholder and the Trustee may agree; provided, however, that the final distribution in retirement of the Non-Book-Entry Certificates will be made only upon presentation and surrender of such Certificates at the office or agency of the Trustee specified in the notice to the holders thereof of such final distribution.]

Available Funds

     The amount of funds ("Available Funds") in respect of the Mortgage Pool that will be available for distribution to holders of the Certificates on each Distribution Date is as described in the accompanying prospectus under "Servicing of the Mortgage Loans and Contracts--Loan Payment Record." [Any variations to be specified.]

Distributions on the Certificates

     Allocation of Available Funds. Interest and principal on the Certificates will be distributed monthly on each Distribution Date commencing in in an aggregate amount equal to the Available Funds for such Distribution Date.

     [Description of priority of distribution among classes].

     Interest. Interest will accrue on the Certificates offered hereby [(other than the Class Certificates)] at the respective fixed Certificate Interest Rates set forth on the cover hereof during each applicable Interest Accrual Period. The "Interest Accrual Period" for each class of Certificates entitled to distributions of interest [other than the Class Certificates] will be the one-month period ending on the last day of the month preceding the month in which a Distribution Date occurs. [The "Interest Accrual Period" for the Class Certificates will be the one-month period commencing on the day of the month preceding the month in which a Distribution Date occurs and ending on the day of the month of such Distribution Date.] Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     [Description of interest rate on floating-rate Certificates and other Certificates, if applicable.]

     The "Accrued Certificate Interest" for any Certificate [(other than a Class Certificate)] for any Distribution Date will equal the interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Certificate Principal Balance [(or, in the case of a Class Certificate, the Notional Principal Balance)] of such Certificate immediately prior to such Distribution Date, less such Certificate's share of any allocable Net Interest Shortfall (as defined below), the interest portion of any Excess Losses (as defined herein) allocable to Certificateholders through the Cross-Over Date and, after the Cross-Over Date, the interest portion of Realized Losses allocable to Certificateholders including Excess Losses.

     [The "Certificate Principal Balance" of any Certificate as of any Distribution Date will equal such Certificate's Certificate Principal Balance on the Closing Date as reduced by (a) all amounts distributed on previous Distribution Dates on such Certificate on account of principal and (b) the principal portion of all Realized Losses in respect of the Mortgage Loans in the related Mortgage Pool previously allocated to such Certificate.]

     [Description of Notional Principal Balances of relevant classes of Certificates, if applicable].

     With respect to any Distribution Date, the "Net Interest Shortfall" [allocable to Certificateholders] will equal the excess of the aggregate Interest Shortfalls [allocable to Certificateholders] with respect to such Distribution Date over the Compensating Interest Payment (as defined under "The Pooling and Servicing Agreement--Servicing Compensation, Compensating Interest and Payment of Expenses" herein), if any, for such Distribution Date. [For purposes of making the foregoing determinations, any Interest Shortfalls will be allocated on each Distribution Date between the outstanding Certificates (other than the Class PO Certificates) and GECMSI in respect of its Supplemental Servicing Fees (as defined herein) in proportion to the aggregate amount of Accrued Certificate Interest and Supplemental Servicing Fees, respectively, that would have been allocated thereto in the absence of such Interest Shortfalls.]

     With respect to any Distribution Date, an "Interest Shortfall" in respect of a Mortgage Loan will result from (i) any voluntary prepayment of principal in full on such Mortgage Loan received from the sixteenth day (or, in the case of the first Distribution Date, from the Cut-off Date) through the last day of the month preceding such Distribution Date; (ii) any partial prepayment of principal on such Mortgage Loan by the Mortgagor during the month preceding such Distribution Date; or (iii) a reduction in the interest rate on such Mortgage Loan due to the application of the Soldiers' and Sailors' Civil Relief Act of 1940 whereby, in general, members of the Armed Forces who entered into mortgages prior to the commencement of military service may have the interest rates on those mortgage loans reduced for the duration of their active military service. See "Certain Legal Aspects of the Mortgage Loans and Contracts--The Mortgage Loans--Soldiers' and Sailors' Civil Relief Act" in the prospectus. As to any Distribution Date and any Mortgage Loan with respect to which a prepayment in full has occurred as described above, the resulting "Interest Shortfall" generally will equal the difference between (a) one month's interest at the Mortgage Rate net of the applicable [Base] Servicing Fee (as defined herein) (the "Net Mortgage Rate") on the Scheduled Principal Balance of such Mortgage Loan, and (b) the amount of interest at the Net Mortgage Rate actually received with respect to such Mortgage Loan. In the case of a partial prepayment, the resulting "Interest Shortfall" will equal one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment.

     Any Net Interest Shortfall [allocable to Certificateholders, the interest portion of any Excess Losses allocable to Certificateholders through the Cross-Over Date and, after the Cross-Over Date, the interest portion of any Realized Losses allocable to Certificateholders (see "--Allocation of Losses on the Certificates")] will, on each Distribution Date, be allocated among all the outstanding Certificates, other than the Class PO Certificates, in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfall and losses.

     [If Available Funds are insufficient on any Distribution Date to distribute the aggregate Accrued Certificate Interest on the [Senior] Certificates other than the Class PO Certificates to their Certificateholders, any shortfall in available amounts will be allocated among such classes of [Senior] Certificates in proportion to the amounts of Accrued Certificate Interest otherwise distributable thereon. The amount of any such undistributed Accrued Certificate Interest will be added to the amount to be distributed in respect of interest on the [Senior] Certificates other than the Class PO Certificates on subsequent Distribution Dates in accordance with priority second under "--Allocation of Available Funds" above. No interest will accrue on any Accrued Certificate Interest remaining undistributed from previous Distribution Dates.]

     [Description of determination of interest rate index for floating-rate Certificates, if applicable].

     Principal. Distributions in reduction of the Class Certificate Principal Balance of each Certificate (other than the Class and Class PO Certificates) will be made on each Distribution Date. Principal will be distributed monthly on each Distribution Date in the manner described below in an aggregate amount equal to the Available Funds remaining in the Certificate Account after the payment of interest on the Certificates on such Distribution Date (the "Principal Distribution Amount").

     [Description of the manner of allocation of principal among the classes.]

     Example of Distributions. For an example of hypothetical distributions on the Certificates for a particular Distribution Date, see "Description of the Certificates--Example of Distributions" in the accompanying prospectus.

Allocation of Realized Losses on the Certificates

     A "Realized Loss" with respect to a Mortgage Loan is (i) a Bankruptcy Loss (as defined below) or (ii) as to any Liquidated Mortgage Loan the unpaid principal balance thereof plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of liquidation less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related Mortgaged Property. A "Liquidated Mortgage Loan" is any defaulted Mortgage Loan as to which GECMSI has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

     In the event of a personal bankruptcy of a Mortgagor, the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property and could reduce the secured debt to such value. In such case, the holder of such Mortgage Loan would become an unsecured creditor to the extent of the difference between the outstanding principal balance of such Mortgage Loan and such reduced secured debt (such difference, a "Deficient Valuation"). In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction of the amount of the monthly payment on the related Mortgage Loan (a "Debt Service Reduction").

     A "Bankruptcy Loss" with respect to any Mortgage Loan is a Deficient Valuation or Debt Service Reduction.

     A "Fraud Loss" is any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

     A "Special Hazard Loss" is a Realized Loss attributable to damage or a direct physical loss suffered by a Mortgaged Property (including any Realized Loss due to the presence or suspected presence of hazardous wastes or substances on a Mortgaged Property) other than any such damage or loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under the Agreement or any loss due to normal wear and tear or certain other causes.

     [Description of allocation of losses among Certificates.]

     [Because the aggregate Notional Principal Balance of the Class Certificates will be equal to the Class Certificate Principal Balance from time to time of the Class Certificates, any Realized Losses that are applied to reduce the Class Certificate Principal Balance of the Class Certificates will also reduce by an equivalent amount the Notional Principal Balance of the Class Certificates. As a result, the amount of interest distributable on the Class Certificates would be reduced.]

     All allocations of Realized Losses with respect to the Mortgage Loans will be accomplished on a Distribution Date by reducing the applicable Class Certificate Principal Balance by the appropriate pro rata share of any such losses occurring during the month preceding the month of such Distribution Date and, accordingly, will be taken into account in determining the distributions of principal and interest on the Certificates commencing on the following Distribution Date.

     [The interest portion of all Realized Losses will be allocated among the outstanding classes of Certificates to the extent described under "--Distributions on the Certificates--Interest" above.] [For purposes of making certain calculations under the Agreement, the interest portion of any Realized Loss in respect of a Mortgage Loan will be allocated among the Base Servicing Fee, the Supplemental Servicing Fee and interest at the excess of the Mortgage Rate over the sum of the Base Servicing Fee and the Supplemental Servicing Fee in proportion to the amount of accrued interest in respect of such Mortgage Loan that would have been so allocated in the absence of any such shortfall.]

     [For a discussion of the allocation of certain unanticipated recoveries in respect of principal of a Mortgage Loan which had previously been allocated as a loss to any class of Certificates, see "Servicing of the Mortgage Loans and Contracts--Unanticipated Recoveries of Losses on the Mortgage Loans" in the accompanying prospectus.]

[Additional Rights of the Residual Certificateholders

     In addition to distributions of principal and interest, [(a)] the holders of the Class R Certificates will be entitled to receive (i) the amount, if any, of Available Funds remaining in the [Certificate Account] [Upper-Tier REMIC] on any Distribution Date after distributions of interest and principal are made on the Certificates on such date, together with any unanticipated recoveries received by GECMSI in the calendar month preceding the month of such Distribution Date and not otherwise allocated to the other classes of Certificates as described in "Servicing of the Mortgage Loans and Contracts--Unanticipated Recoveries of Losses on the Mortgage Loans" in the accompanying prospectus, and (ii) the proceeds, if any, of the assets of the Trust Fund remaining in the Upper-Tier REMIC on the final Distribution Date for the Certificates, after the Class Certificate Principal Balances of all Classes of the Certificates [(other than the Class RL Certificates)] have been reduced to zero [and (b) the holders of the Class RL Certificates will be entitled to receive (i) the amount, if any, of Available Funds remaining in the Lower-Tier REMIC on any Distribution Date after distributions of principal and interest on the Lower-Tier regular interests and the Class RL Certificates are made on such date and (ii) the proceeds, if any, of the assets of the Trust Fund remaining in the Lower-Tier REMIC after the regular interests in the Lower-Tier REMIC and the Class Certificate Principal Balance of the Class RL Certificates have been reduced to zero.] It is not anticipated that any material assets will be remaining in the Trust Fund for such distributions at any such time. See "Federal Income Tax Consequences--Residual Certificates" herein.]

[Subordination

     [Description of subordination of certain classes of Certificates, if applicable.]]

[Restrictions on Transfer of the Residual Certificates

     The Residual Certificates will be subject to the restrictions on transfer described in the prospectus under "Federal Income Tax Consequences--REMIC Certificates--Transfers of Residual Certificates--Disqualified Organizations," "--Foreign Investors" and "--Noneconomic Residual Interests." In addition, the Agreement provides that the Residual Certificates may not be acquired by an ERISA Plan. The Residual Certificates will contain a legend describing the foregoing restrictions.]

                 YIELD AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

Yield

     The effective yield on the Certificates will depend upon, among other things, the price at which the Certificates are purchased and the rate and timing of payments of principal (including both scheduled and unscheduled payments) of the Mortgage Loans underlying the Certificates.

     The yields to investors will be sensitive in varying degrees to the rate of prepayments on the Mortgage Loans. The extent to which the yield to maturity of a Certificate is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium. In the case of Certificates purchased at a premium, [and especially in the case of the Class Certificates,] faster than anticipated rates of principal payments on the Mortgage Loans could result in actual yields to investors that are lower than the anticipated yields. In the case of Certificates purchased at a discount, slower than anticipated rates of principal payments on the Mortgage Loans could result in actual yields to investors that are lower than the anticipated yields and could result in an extension of the weighted average lives of such Certificates.

     Rapid rates of prepayments on the Mortgage Loans are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor in the Certificates may be able to reinvest amounts received as payments on the investor's Certificates may be lower than the yield on such Certificates. Conversely, slow rates of prepayments on the Mortgage Loans are likely to coincide with periods of high rates. During such periods, the amount of payments available to an investor for reinvestment at such high rates may be relatively low.

     The Mortgage Loans will not prepay at any constant rate, nor will all of the Mortgage Loans prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on a Mortgage Loan, the greater the effect on the yield to an investor in the Certificates. As a result, the effect on the yield of principal prepayments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments.

     The Mortgage Loans will bear interest at fixed Mortgage Rates, payable in arrears. Each monthly interest payment on a Mortgage Loan is calculated as 1/12th of the applicable Mortgage Rate times the outstanding principal balance of such Mortgage Loan on the first day of the month.

     The effective yield to holders of Certificates [(other than the Class Certificates)] will be lower than the yield otherwise produced by the applicable Certificate Interest Rate and the applicable purchase prices thereof because, while interest will accrue from the first day of each month, the distribution of such interest will not be made until the 25th day (or if such day is not a business day, the immediately following business day) of the month following the month of accrual. In addition, the effective yield on the Certificates will be affected by any Net Interest Shortfall and the interest portion of certain losses. See "Description of the Certificates" herein.

Prepayments

     The rate of distribution of principal of the Certificates [(and the aggregate amount of interest payable on the Class Certificates)] will be affected primarily by the amount and timing of principal payments received on or in respect of the related Mortgage Loans. Such principal payments will include scheduled payments as well as voluntary prepayments by borrowers (such as, for example, prepayments in full due to refinancings, including refinancings made by GECMSI in the ordinary course of conducting its mortgage banking business, some of which refinancings may be solicited by GECMSI, or prepayments in connection with biweekly payment programs, participation in which may be solicited by GECMSI) and prepayments resulting from foreclosure, condemnation and other dispositions of the Mortgaged Properties, from repurchase by GECMSI of any Mortgage Loan as to which there has been a material breach of warranty or defect in documentation (or deposit of certain amounts in respect of delivery of a substitute Mortgage Loan therefor), from a repurchase by GECMSI of certain Mortgage Loans modified at the request of the Mortgagor, and from an exercise by GECMSI of its option to repurchase a Defaulted Mortgage Loan. See "Yield, Maturity and Weighted Average Life Considerations" in the prospectus. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty.

     A number of social, economic, tax, geographic, demographic, legal and other factors may influence prepayments of the Mortgage Loans. These factors may include the age of such Mortgage Loans, the geographic distribution of the Mortgaged Properties, the payment terms of such Mortgage Loans, the characteristics of the borrowers, homeowner mobility, economic conditions generally and in the geographic area in which the Mortgaged Properties are located, enforceability of due-on-sale clauses, prevailing interest rates in relation to the interest rates on such Mortgage Loans, the availability of mortgage funds, the use of second or "home equity" mortgage loans by mortgagors, the use of the properties as second or vacation homes, the extent of the mortgagors' net equity in the Mortgaged Properties, tax-related considerations and, where investment properties are securing such Mortgage Loans, the availability of other investments. The rate of principal payment may also be subject to seasonal variations.

     The rate of principal prepayments on pools of conventional mortgage loans has fluctuated significantly in recent years. Generally, if prevailing interest rates were to fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans would be expected to prepay at higher rates than if prevailing rates were to remain at or above the interest rates on the Mortgage Loans. Conversely, if interest rates were to rise significantly above the interest rates on the Mortgage Loans, the Mortgage Loans would be expected to prepay at lower rates than if prevailing rates were to remain at or below the interest rates on the Mortgage Loans.

     Voluntary prepayments in full of principal on the Mortgage Loans received by GECMSI (or, in the case of Mortgage Loans master-serviced by GECMSI, of which GECMSI receives notice) from the first day through the fifteenth day of each month (other than the month of the Cut-off Date) are passed through to the Certificateholders in the month of receipt or payment. Voluntary prepayments of principal in full received from the sixteenth day (or, in the case of the month of the Cut-off Date, from the Cut-off Date) through the last day of each month, and all voluntary partial prepayments of principal on the Mortgage Loans are passed through to the Certificateholders in the month following the month of receipt or payment. Any prepayment of a Mortgage Loan or liquidation of a Mortgage Loan (by foreclosure proceedings or by virtue of the purchase of a Mortgage Loan in advance of its stated maturity as required or permitted by the Agreement) will generally have the effect of passing through to the Certificateholders principal amounts [(or, in the case of the Class Certificates, reducing the Notional Component Principal Balance or the Notional Principal Balance thereof, as the case may be)] which would otherwise be passed through (or reduced) in amortized increments over the remaining term of such Mortgage Loan.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest ("Prepayment Interest") on the days in the month actually elapsed up to the date of such prepayment, at a daily interest rate (determined by dividing the Mortgage Rate by 360) which is applied to the principal amount of the loan so prepaid. When such a prepayment is made during the period from the sixteenth day through the last day of any month (and from the Cut-off Date through the fifteenth day of the month of the Cut-off Date), such Prepayment Interest is passed through to the Certificateholders [(other than the holders of the Class Certificates)] in the month following its receipt and the amount of interest thus distributed to Certificateholders, to the extent not supplemented by a Compensating Interest Payment (as defined herein), will be less than the amount which would have been distributed in the absence of such prepayment. The payment of a claim under certain insurance policies or the purchase of a defaulted Mortgage Loan by a private mortgage insurer may also cause a reduction in the amount of interest passed through. Shortfalls described in this paragraph will be borne by Certificateholders to the extent described herein. See "Description of the Certificates--Distributions on the Certificates--Interest" herein.

     [Any partial prepayment will be applied to the balance of the related Mortgage Loan as of the first day of the month of receipt, will be passed through to the Certificateholders in the following month and, to the extent not offset by a Compensating Interest Payment, will reduce the aggregate amount of interest distributable to the Certificateholders in such month in an amount equal to 30 days of interest at the related Net Mortgage Rate on the amount of such prepayment.]

     [Description of yield sensitivity of any interest-only, principal-only, floating-rate or subordinated classes of Certificates, if applicable.]

     The yield on certain classes of the Certificates also may be affected by any repurchase by [GECMSI] of Mortgage Loans as described under "The Pooling and Servicing Agreement--Termination" herein.

     Final Payment Considerations [and Scheduled Final Distribution Dates of the Certificates]

     The rate of payment of principal of the Certificates will depend on the rate of payment of principal of the related Mortgage Loans (including prepayments, defaults, delinquencies and liquidations) which, in turn, will depend on the characteristics of such Mortgage Loans, the level of prevailing interest rates and other economic, geographic, social and other factors, and no assurance can be given as to the actual payment experience. As of the Cut-off Date, the month and year of the latest scheduled maturity of a Mortgage Loan is expected to be . In addition, to the extent delinquencies and defaults are not covered by advances made by GECMSI [or offset by the effect of the subordination of certain Certificates (the "Junior Certificates")], delinquencies and defaults could affect the actual maturity of the Certificates offered hereby. [The hypothetical scenario discussed below includes assumptions about the characteristics of the Mortgage Loans which will differ from the actual characteristics thereof.]

     [The Scheduled Final Distribution Date for each class of the Certificates offered hereby is the date which is months after the date on which the Class Certificate Principal Balance thereof would be reduced to zero on the basis of the assumptions in clauses (i), (iii) through (vi), (viii) and (ix) of the Modeling Assumptions (as defined herein), and the additional assumptions that
(i) each Mortgage Loan has an original and remaining term to maturity of 360 months, (ii) each such Mortgage Loan has a Mortgage Rate of % and Net Mortgage Rate of %, and (iii) no prepayments of the Mortgage Loans occur. Notwithstanding the foregoing, the Scheduled Final Distribution Date for the Class R Certificates is the latest Scheduled Final Distribution Date of the other classes of Certificates. Because certain Mortgage Loans will have remaining terms to stated maturity that are shorter and Mortgage Rates that are lower than those assumed in calculating the Scheduled Final Distribution Dates of the Certificates offered hereby, the Class Certificate Principal Balances thereof may be reduced to zero prior to their Scheduled Final Distribution Dates. In addition, to the extent delinquencies and defaults are not offset by any advances made by GECMSI and the forms of credit enhancement described herein, delinquencies and defaults could result in distributions after the respective Scheduled Final Distribution Dates of the Certificates. As a result, the Class Certificate Principal Balance of each class of the Certificates may be reduced to zero significantly earlier or later than its respective Scheduled Final Distribution Date.]

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the reduction, if any, in the Certificate Principal Balance thereof on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate reductions in the Certificate Principal Balance of such Certificate.

     The weighted average lives of the Certificates will be affected, to varying degrees, by the rate of principal payments on the related Mortgage Loans, the timing of changes in such rate of payments and the priority sequence of distributions of principal of such Certificates. The interaction of the foregoing factors may have different effects on the various classes of the Certificates and the effects on any class may vary at different times during the life of such class. Further, to the extent the prices of a class of Certificates represent discounts or premiums to their respective original Class Certificate Principal Balances, variability in the weighted average lives of such classes of Certificates could result in variability in the related yields to maturity.

     [Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans in the Mortgage Pool. A prepayment assumption of 100% of the Prepayment Assumption assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and increasing by 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% of the Prepayment Assumption assumes a constant prepayment rate of 6.0% per annum.]

     [Discussion of yield considerations relating to planned amortization class, targeted amortization class or other scheduled balance Certificates, if applicable.]

     Table of Certificate Principal Balances. The following table sets forth the percentages of the initial Class Certificate Principal Balance of each class of Certificates offered hereby that would be outstanding after each of the dates shown at the specified constant percentages of the Prepayment Assumption and the corresponding weighted average life of each such class of Certificates. [The figures in the table are based on the actual characteristics of the Mortgage Loans expected to be included in the Mortgage Pool. The Mortgage Loans are expected to have a weighted average Mortgage Rate of approximately % per annum and a weighted average scheduled remaining term to maturity of approximately months as of the Cut-off Date, with a weighted average Mortgage Loan age of approximately months.] For purposes of calculations under the columns at the indicated percentages of the Prepayment Assumption [(other than 0% of the Prepayment Assumption)] set forth in the table, it is assumed with respect to the Mortgage Loans (the "Modeling Assumptions") that [(i) the distributions in respect of the Certificates are made and received in cash on the 25th day of each month commencing in , , (ii) such Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption, (iii) the aggregate outstanding principal balance of such Mortgage Loans as of the Cut-off Date is $ , (iv) no defaults or delinquencies in the payment by Mortgagors of principal of and interest on such Mortgage Loans are experienced and GECMSI does not repurchase any such Mortgage Loans as permitted or required by the Agreement,
(v) [GECMSI] does not exercise its option to repurchase all the Mortgage Loans in the Trust Fund as described under the caption "The Pooling and Servicing Agreement--Termination" herein, (vi) scheduled monthly payments on such Mortgage Loans are received on the first day of each month commencing in , , and are computed prior to giving effect to prepayments received in the prior month,
(vii) prepayments representing payment in full of individual Mortgage Loans are received on the last day of each month (commencing , ) and include 30 days' interest thereon, and no Interest Shortfalls occur in respect of the Mortgage Loans, (viii) the scheduled monthly payment for each such Mortgage Loan has been calculated based on its outstanding balance, interest rate and remaining term to maturity such that such Mortgage Loan will amortize in amounts sufficient to repay the remaining balance of such Mortgage Loan by its remaining term to maturity, (ix) the initial Class Certificate Principal Balance and Certificate Interest Rate for each Class of Certificates offered hereby are as indicated on the cover page hereof, (x) the date of the initial issuance of the Certificates is , , (xi) the amount distributable to Certificateholders is not reduced by the incurrence of any expenses by the Trust Fund, and (xii) the Mortgage Loans [are divided into groups (each, a "Mortgage Loan Group") and the Mortgage Loans in each Mortgage Loan Group] have the respective characteristics described below:



                                                                                                      Stated
                                                                                                     Remaining
                                Aggregate Scheduled                       Net                         Term to
         [Mortgage Loan        Principal Balance as       Mortgage      Mortgage    Age               Maturity
             Group]             of the Cut-off Date         Rate          Rate     (Months)           (Months)
             ------             -------------------         ----          ----     --------           --------
[Discount....................

Non-Discount.................
                                                                                                            ]


     [The information under the columns set forth in the table at 0% of the Prepayment Assumption was calculated on the basis of the assumptions set forth in clauses (i), (iii) through (vi) and (viii) through (x) of the preceding sentence and the additional assumptions that (i) each Mortgage Loan has an original and remaining term to maturity of months, (ii) each such Mortgage Loan bears interest at a rate of % per annum, and (iii) no prepayments are experienced on such Mortgage Loans.]

     It is not likely that the Mortgage Loans will prepay at a constant level of the Prepayment Assumption. [In addition, because certain of such Mortgage Loans will have remaining terms to maturity and will bear interest at rates that are different from those assumed, the actual Class Certificate Principal Balance of each class of Certificates outstanding at any time and the actual weighted average life of each class of such Certificates may differ from the corresponding information in the table for each indicated percentage of the Prepayment Assumption. Furthermore, even if all the Mortgage Loans prepay at the indicated percentages of the Prepayment Assumption and the weighted average mortgage interest rate and weighted average remaining term to maturity of such Mortgage Loans were to equal the weighted average mortgage interest rate and weighted average remaining term to maturity of the assumed Mortgage Loans, due to the actual distribution of remaining terms to maturity and interest rates among the Mortgage Loans, the actual Class Certificate Principal Balance of each class of Certificates outstanding at any time and the actual weighted average life of each class of such Certificates would differ (which difference could be material) from the corresponding information set forth in the following table.] [In addition, if the actual characteristics of the Mortgage Loans included in the Mortgage Pool differ from those used in calculating the percentages set forth in the tables, the actual class Certificate Principal Balance of each class of Certificates outstanding at any time and the actual weighted average life of each class of Certificates would differ (which difference would be material) from the corresponding information in the tables for each indicated percentage of the Prepayment Assumption.]

             Percent of Original Class Certificate Principal Balance
                         Outstanding of the Certificates

                          Class                       Class                       Class                           Class
                  Prepayment Assumption       Prepayment Assumption       Prepayment Assumption           Prepayment Assumption
                  ---------------------       ---------------------       ---------------------           ---------------------


Distribution    0%     %     %    %     %   0%    %     %     %    %    0%     %    %     %    %    0%      %      %      %      %
-------------   --   - -   - -   --   - -   --   --    --    --   --    --    --   --    --   --    --     --     --     --     --
Date
----

Initial         100  100   100   100  100   100  100   100   100  100   100   100  100   100  100   100    100    100    100    100
Percentage


 [Annual Distribution Dates]





Weighted Average Life
(in years)(1)




(1) The weighted average life of a Certificate is determined by (a) multiplying the reduction, if any, in the Certificate Principal Balance thereof on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the initial Certificate Principal Balance of such Certificate.

                       GE CAPITAL MORTGAGE SERVICES, INC.

     GECMSI, a wholly-owned subsidiary of GE Capital Mortgage Corporation, is a New Jersey corporation originally incorporated in 1949. The principal executive office of GECMSI is located at Three Executive Campus, Cherry Hill, New Jersey 08002, telephone (609) 661-6100. For a general description of GECMSI and its activities, see "GE Capital Mortgage Services, Inc." in the accompanying prospectus.

                DELINQUENCY AND FORECLOSURE EXPERIENCE OF GECMSI

     The following delinquency tables set forth certain information concerning the delinquency and foreclosure experience on one- to four-family conventional residential mortgage loans serviced directly by GECMSI, excluding Home Equity Loans (as defined in the prospectus) and special loan portfolios which, upon GECMSI's commencement of servicing responsibilities, consisted of significant numbers of mortgage loans that were seriously delinquent or in foreclosure (the "Servicing Portfolio"). The Servicing Portfolio does not include mortgage loans that were serviced or sub-serviced by others. [Dates as of which data are given to be updated periodically as necessary, including interim period numbers.

                                          As of December 31,          As of December 31,                   As of December 31,
                                                 1995                        1996                                 1997
                                  ------------------------------    -----------------------------   -------------------------------
                                  By No.            By Dollar       By No.             By Dollar      By No.             By Dollar
                                    of              Amount of         of               Amount of        of               Amount of
                                  Loans               Loans          Loans               Loans         Loans               Loans
                                  -----               -----          -----               -----         -----               -----

                                                                 (Dollar amounts in thousands)
Total portfolio................   821,839         $91,977,411      785,928            $88,188,662     726,869          $83,535,531
                                  =======         ===========      =======            ===========     =======          ===========

Period of delinquency(1).......
   30 to 59 days...............     3,813            $408,131        3,362             $ 353,209        2,687           $ 281,657
   60 to 89 days...............     1,788             202,503        1,177               135,668          632              71,245
   90 days or more(2)..........     6,437             919,526        6,867               892,643        5,442             662,342
                                  ---------     -------------    ---------           -------------   ---------       -------------
Total delinquent loans.........    12,038          $1,530,160       11,406            $1,381,520        8,761        $ 1,051,244
                                  =========      =============    =========          =============    =========      =============
Percent of portfolio...........      1.46%               1.66%        1.45%                 1.57%        1.21%              1.22%


                             As of September 30,          As of September 30,
                                     1997                        1998
                            ---------------------      -----------------------
                            By No.       By Dollar      By No.       By Dollar
                              of         Amount of        of         Amount of
                            Loans          Loans         Loans         Loans

                                      (Dollar amounts in thousands)

Total portfolio............   741,395    $84,554,200    662,871     $79,153,364
                              =======    ===========    =======     ===========
Period of delinquency(1)...
   30 to 59 days...........    2,473   $     260,046      2,524   $     260,849
   60 to 89 days...........      578          62,722        510          55,853
   90 days or more(2)......    5,991         749,726      4,603         522,525
                            --------   -------------  ---------   -------------
Total delinquent loans.....    9,042   $   1,072,494      7,637   $     839,227
                            ========   =============  =========   =============
Percent of portfolio.......     1.22%           1.27%       1.15%          1.06%
------

(1) The indicated periods of delinquency are based on the number of days past due on a contractual basis, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until the monthly anniversary of its contractual due date (e.g., a mortgage loan with a payment due on January 1 would first be considered delinquent on February 1). The delinquencies reported above were determined as of the dates indicated.

(2) Includes pending foreclosures.




                                    As of December 31,
                       -------------------------------------------
                       1995                   1996               1997
                       ----                   ----               ----

                               (Dollar amounts in thousands)

Total portfolio..... $91,977,411         $88,188,662       $83,535,531
Foreclosures(1).....     268,478             372,800           271,046
Foreclosure ratio...        0.29%               0.42%             0.32%


                              As of September 30,
                           ------------------------
                           1997               1998

                        (Dollar amounts in thousands)

Total portfolio....   $84,554,200    $    79,153,364
Foreclosures(1)....       273,407            214,027
Foreclosure ratio..          0.32%              0.27%
------

(1) Foreclosures represent the principal balance of mortgage loans secured by mortgaged properties, the title to which has been acquired by GECMSI, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure and which had not been liquidated at the end of the period indicated. The length of time necessary to complete the liquidation of such mortgaged properties may be affected by prevailing economic conditions and the marketability of the mortgaged properties.

     The delinquency and foreclosure experience set forth above is historical and is based on the servicing of mortgage loans that may not be representative of the Mortgage Loans in the Mortgage Pool. Consequently, there can be no assurance that the delinquency and foreclosure experience on the Mortgage Loans in the Mortgage Pool will be consistent with the data set forth above. The Servicing Portfolio, for example, includes mortgage loans having a wide variety of payment characteristics (e.g., fixed-rate mortgage loans, adjustable rate mortgage loans and graduated payment mortgage loans) and mortgage loans secured by mortgaged properties in geographic locations that may not be representative of the geographic locations of the Mortgage Loans in the Mortgage Pool. The Servicing Portfolio also includes mortgage loans originated in accordance with GECMSI's then-applicable underwriting policies as well as mortgage loans not originated in accordance with such policies but as to which GECMSI's had acquired the related servicing rights.

     The Servicing Portfolio includes many mortgage loans which have not been outstanding long enough to have seasoned to a point where delinquencies would be fully reflected. In the absence of such substantial continuous additions of servicing for recently originated mortgage loans to the Servicing Portfolio, it is possible that the delinquency and foreclosure percentages experienced in the future could be significantly higher than those indicated in the tables above [Investors should further note that a number of social, economic, tax, geographic, demographic, legal and other factors may adversely affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the Servicing Portfolio, which could, in turn, cause an increase in delinquency and foreclosure rates. These factors include economic conditions, either nationally or in geographic areas where GECMSI's Servicing Portfolio tends to be concentrated, the age of the Mortgage Loans, the geographic distribution of the Mortgaged Properties, the payment terms of the Mortgages, the characteristics of the mortgagors, enforceability of due-on-sale clauses and servicing decisions].

                    [GE CAPITAL MORTGAGE FUNDING CORPORATION

     Funding, a wholly-owned subsidiary of GECSMI, is a limited purpose corporation organized under Delaware law on December 9, 1998. Funding maintains its principal executive office at Three Executive Campus, Suite W. 602, Cherry Hill, New Jersey 08002. Its telephone number is (609) 661-5881.

     It is anticipated that Funding will [not] retain any subordinated classes of Certificates. For more information about Funding[, including the possible consequences to Certificateholders of Funding's retention of subordinate classes of Certificates], see "GE Capital Mortgage Funding Corporation" in the accompanying prospectus.]

                                 USE OF PROCEEDS

     The net proceeds from the sale of the Certificates offered hereby will be general funds used by [GECMSI for general corporate purposes, including the acquisition of residential mortgage loans and servicing rights] [Funding to purchase the Mortgage Loans from GECMSI].

                       THE POOLING AND SERVICING AGREEMENT

     The Certificates will be issued pursuant to the Agreement. The following summaries describe certain material provisions of the Agreement. See "The Pooling and Servicing Agreement" in the accompanying prospectus for summaries of the other material provisions of the Agreement. The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreement. Where particular provisions or terms used in the Agreement are referred to, such provisions or terms are as specified in the Agreement.

Assignment of Mortgage Loans

     At the time of issuance of the Certificates, the Depositor will assign the Mortgage Loans to the Trustee, together with all principal and interest received by GECMSI as servicer on or with respect to the Mortgage Loans on or after the Cut-off Date other than principal and interest due and payable on or before the Cut-off Date. The Trustee will, concurrently with such assignment, execute, countersign and deliver the Certificates to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement. Any substitute Mortgage Loan will be identified in an amended schedule maintained by the Trustee. See "The Pooling and Servicing Agreement--Repurchase or Substitution" in the prospectus.

     In addition, at the time of issuance of the Certificates, the Depositor will deliver to the Trustee, as to each Mortgage Loan, the related Mortgage Note (or a lost-note affidavit), any related assumption and modification agreement and an assignment of Mortgage to the Trustee in recordable form (other than in respect of unavailable recording information). The Depositor will also deliver originals of the recorded Mortgages, any intervening assignments of the Mortgages and title insurance policies with respect to the Mortgage Loans, as promptly as practicable, and in any case within thirty days, after receiving all such documents from the applicable recording offices and title insurance companies. Pending such delivery, GECMSI[, on behalf of the Depositor] will retain and furnish to the Trustee upon request copies of the Mortgages and intervening assignments of Mortgage delivered for recording and the evidence of title insurance issued at origination of the Mortgage Loans. GECMSI[, on behalf of the Depositor] will retain and furnish to the Trustee upon request any applicable evidence of primary mortgage insurance (any policy with respect to such insurance being referred to herein as a "Primary Mortgage Insurance Policy") so long as such insurance remains in force. See "The Pooling and Servicing Agreement--Assignment of Assets" in the prospectus. [Description of documents to be delivered for Cooperative Loans to be added if applicable.]

     The Depositor may refrain from recording the assignments of Mortgage to the Trustee unless GECMSI[, the Depositor] or the Trustee obtains actual notice or knowledge of the occurrence of any one or more of the following: (i) GECMSI is not a wholly-owned direct or indirect subsidiary of General Electric Company or General Electric Capital Corporation ("GE Capital") does not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of GECMSI, (ii) the long-term senior unsecured rating of GE Capital is downgraded by [or ] below [their] two highest long-term rating categories or such rating is withdrawn, (iii) GE Capital is no longer obligated pursuant to the terms of a support agreement to maintain GECMSI's net worth or liquidity (as such terms are defined in such support agreement) at the levels specified therein, or that such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable or (iv) such support agreement, including any amendment thereto, is amended or modified (each such event described in (i), (ii), (iii) and (iv) is referred to herein as a "Trigger Event"); provided, however, that such recording will not be required if GECMSI delivers to the Trustee a letter from each rating agency which originally rated the Certificates to the effect that the failure to take such action would not cause such rating agency to withdraw or reduce its then current ratings of such Certificates. For purposes of the foregoing, GECMSI[, the Depositor] or the Trustee will be deemed to have knowledge of any such downgrading if, in the exercise of reasonable diligence, GECMSI[, the Depositor] or the Trustee has or should have had knowledge thereof. If a Trigger Event occurs, GECMSI will also promptly furnish to the Trustee the documents retained by GECMSI [on behalf of Funding] as described in the preceding paragraph.

     Although the recordation of the assignments of Mortgage to the Trustee is not necessary to make the assignment of the Mortgage Loans to the Trustee effective, if GECMSI were to make a sale, assignment, satisfaction or discharge of any Mortgage Loan prior to recording the assignments to [Funding or to] the Trustee, the other parties to such sale, assignment, satisfaction or discharge might have rights superior to those of [Funding or] the Trustee. If GECMSI were to do so without authority under the Agreement, it would be liable to the Trustee on behalf of the Certificateholders. Moreover, if insolvency proceedings relating to the Depositor were commenced prior to such recording or filing, creditors or the trustee-in-bankruptcy may be able to assert rights in the affected Mortgage Loans superior to those of [Funding or] the Trustee. GECMSI will acknowledge in the [Asset Purchase] Agreement that its retention of record title to the Mortgages is for convenience only and that it is holding record title solely as custodian for [Funding and for] the Trustee upon transfer of the Mortgage Loans to the Trustee.

Servicing Arrangement with Respect to the Mortgage Loans

     It is expected that GECMSI will directly service approximately % (by aggregate Scheduled Principal Balance as of the Cut-off Date) of the Mortgage Loans and will function as master servicer with respect to the remaining Mortgage Loans pursuant to a Direct Master Servicing Arrangement. Such master-serviced loans will be directly serviced by the entities which originated or acquired those loans and sold them to GECMSI. The Agreement permits GECMSI to use other primary servicing agents from time to time. See "Servicing of the Mortgage Loans and Contracts" in the accompanying prospectus.

Collection Account

     The Agreement provides that if GECMSI or the Trustee obtains actual notice or knowledge of the occurrence of a Trigger Event or the downgrade by of GE Capital's short term unsecured rating below , GECMSI will, in lieu of the Loan Payment Record described under the caption "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" in the accompanying prospectus, establish and maintain or cause to be established and maintained a separate account (the "Collection Account") for the Certificates relating to each Mortgage Pool for the collection of payments on the Mortgage Loans included in such Mortgage Pool; provided, however, that such action will not be required if GECMSI delivers to the Trustee a letter from each rating agency which originally rated the Certificates to the effect that the failure to take such action would not cause such rating agency to withdraw or reduce its then current rating of such Certificates. If established, such Collection Accounts would be (i) maintained with a depository institution the debt obligations of which are, at the time of any deposit therein, rated by [each of [and ]] in one of its two highest long-term rating categories [and by in its highest short-term rating category],
(ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") of the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation) of the FDIC (the "SAIF"), (iii) an account or accounts with a depository institution, which accounts are insured by the BIF or SAIF (to the limits established by the FDIC), and which uninsured deposits are invested in United States government securities or other high quality investments, or are otherwise secured to the extent required by [and ] such that, as evidenced by an opinion of counsel, the holders of the related Certificates have a claim with respect to the funds in the account or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which the account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee or (v) an account as will not cause [either or ] to downgrade or withdraw its then-current ratings assigned to the Certificates. If a Collection Account is established for the Certificates relating to a Mortgage Pool, all amounts credited or debited to the related Loan Payment Record in the manner described under the caption "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" will instead be deposited or withdrawn from the related Collection Account. See "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" in the accompanying prospectus.

     Prior to the occurrence of a Trigger Event, GECMSI will transfer to the Certificate Account, in next day funds, the Available Funds for the related Distribution Date on the business day immediately preceding such Distribution Date.

[Advances

     In the event that any Mortgagor fails to make any payment of principal or interest required under the terms of a Mortgage Loan, GECMSI will advance the entire amount of such payment, net of the applicable Servicing Fee, less the amount of any such payment that GECMSI reasonably believes will not be recoverable out of liquidation proceeds or otherwise. The amount of any scheduled payment required to be advanced by GECMSI will not be affected by any agreement between GECMSI and a Mortgagor providing for the postponement or modification of the due date or amount of such scheduled payment. GECMSI will be entitled to reimbursement for any such advance from related late payments on the Mortgage Loan as to which such advance was made. Furthermore, in the event that any Mortgage Loan as to which such an advance has been made is foreclosed while in the Trust Fund, GECMSI will be entitled to reimbursement for such advance from related liquidation proceeds or insurance proceeds prior to payment to Certificateholders of the related Mortgage Pool of the Scheduled Principal Balance of such Mortgage Loan plus accrued interest at the Mortgage Rate, net of the Servicing Fee.

     If GECMSI makes a good faith judgment that all or any portion of any advance of delinquent principal and interest made by it with respect to any Mortgage Loan may not ultimately be recoverable from related liquidation or insurance proceeds or other collections on such Mortgage Loan (a "Nonrecoverable Advance"), GECMSI will so notify the Trustee and GECMSI will be entitled to reimbursement for such Nonrecoverable Advance from recoveries on all other unrelated Mortgage Loans included in the related Mortgage Pool. GECMSI's judgment that it has made a Nonrecoverable Advance with respect to any Mortgage Loan will be based upon its assessment of the value of the related Mortgaged Property and such other facts and circumstances as it may deem appropriate in evaluating the likelihood of receiving liquidation proceeds, net of expenses, equal to or greater than the aggregate amount of unreimbursed advances made with respect to such Mortgage Loan.]

     [As a result of the subordination of the Junior Certificates, the effect of reimbursements to GECMSI of previous advances from liquidation or insurance proceeds and of Nonrecoverable Advances will generally be borne by the holders of the Junior Certificates (to the extent then outstanding) in inverse order of priority before they are borne by holders of the Senior Certificates.]

     [The Trustee will make advances of delinquent principal and interest payments in the event of a failure by GECMSI to perform its obligation to do so, provided that the Trustee will not make such advance to the extent that it reasonably believes the payment will not be recoverable to it out of related liquidation or insurance proceeds or otherwise. The Trustee will be entitled to reimbursement for advances in a manner similar to GECMSI's entitlement.]

Purchases of Defaulted Mortgage Loans

     Under the Agreement, GECMSI will have the option (but not the obligation) to purchase any Mortgage Loan as to which the Mortgagor has failed to make unexcused payment in full of three or more scheduled payments of principal and interest (a "Defaulted Mortgage Loan"). Any such purchase will be for a price equal to 100% of the outstanding principal balance of such Mortgage Loan, plus accrued and unpaid interest thereon at the Net Mortgage Rate [minus the Supplemental Servicing Fee Rate (as defined below)] (less any amounts representing previously unreimbursed advances). The purchase price for any Defaulted Mortgage Loan will be deposited in the Certificate Account on the business day prior to the Distribution Date on which the proceeds of such purchase are to be distributed to the Certificateholders.

Servicing Compensation, Compensating Interest and Payment of Expenses

     GECMSI's primary compensation for its servicing activities will come from the payment to it, with respect to each interest payment on any Mortgage Loan, of a servicing fee (the "Servicing Fee") [equal to the sum of a base fee (the "Base Servicing Fee") and a supplemental fee, if any (the "Supplemental Servicing Fee")] at the rate described below. As to each Mortgage Loan, the Servicing Fee [the rate at which the Base Servicing Fee is payable (the "Base Servicing Fee")] will be a fixed rate per annum of the outstanding principal balance of such Mortgage Loan, expected to range from % to %, with an anticipated initial weighted average rate of between approximately % and %. [As to each Mortgage Loan, the rate at which the Supplemental Servicing Fee is payable (the "Supplemental Servicing Fee Rate") will be a fixed rate per annum of the outstanding principal balance of the Mortgage Loan equal to the excess, if any, of the Net Mortgage Rate over %. The Supplemental Servicing Fee Rate is expected to range from % to approximately %, with an anticipated initial weighted average rate of between % and %.] The aggregate servicing compensation to GECMSI could vary depending on the prepayment experience of the Mortgage Loans. The servicing compensation of any direct servicer of any Mortgage Loan will be paid out of the related [Base] Servicing Fee, and GECMSI will retain the balance as part of its servicing compensation (subject to its obligation to make Compensating Interest Payments, as described below).

     To the extent any voluntary prepayment results in an Interest Shortfall (as described in clauses (i) and (ii) of the definition thereof) allocable to Certificateholders with respect to any Distribution Date, GECMSI will be obligated to remit an amount (such amount, a "Compensating Interest Payment") sufficient to pass through to Certificateholders the full amount of interest to which they would have been entitled in the absence of such prepayments, but in no event greater than the lesser of (a) 1/12 of 0.125% of the Pool Scheduled Principal Balance for such Distribution Date and (b) the aggregate amount received by GECMSI on account of its [Base] Servicing Fees (net of any servicing compensation paid to any direct servicer) in connection with such Distribution Date. Because the net amount received by GECMSI on account of its [Base] Servicing Fee is generally less in the case of Mortgage Loans master-serviced by GECMSI than in the case of Mortgage Loans GECMSI services directly, the amounts available for any Compensating Interest Payment with respect to any Distribution Date will generally decrease to the extent the proportion of Outstanding Mortgage Loans master-serviced by GECMSI increases, and increase to the extent the proportion of such Mortgage Loans decreases. It is expected that no more than % of the Mortgage Loans (by aggregate Scheduled Principal Balance) as of the Cut-off Date will be master-serviced by GECMSI. This percentage could vary over time, however, if Mortgage Loans directly serviced by GECMSI experience a disproportionately high or low level of prepayments or defaults relative to Mortgage Loans master-serviced by GECMSI. In addition, the proportion of master-serviced Mortgage Loans could be affected as a result of (i) the exercise by GECMSI of its right under the Agreement to contract with third parties to directly service Mortgage Loans, with GECMSI becoming the master servicer of such Mortgage Loans, or (ii) the substitution of any Mortgage Loans under the Agreement.

     GECMSI will retain, as additional servicing compensation, amounts in respect of interest paid by borrowers in connection with any principal prepayment in full received by GECMSI (or, with respect to Mortgage Loans master-serviced by GECMSI, of which GECMSI receives notice) from the first day through the fifteenth day of each month, other than the month of the Cut-off Date.

     GECMSI will pay expenses incurred in connection with its responsibilities under the Agreement, subject to limited reimbursement as described herein and in the accompanying prospectus. See "Servicing of the Mortgage Loans and Contracts--Servicing and Other Compensation and Payment of Expenses" in the accompanying prospectus for information regarding other possible compensation to GECMSI.

Trustee

     The Trustee for the Certificates offered hereby will be . The Corporate Trust Office of the Trustee is located at .

Termination

     [GECMSI] may, at its option, repurchase all of the Mortgage Loans underlying the Certificates and thereby effect the early retirement of the Certificates and cause the termination of the Trust Fund [and the REMIC constituted by the Trust Fund] on any Distribution Date after the aggregate Scheduled Principal Balance of the Mortgage Loans is less than [10]% of the aggregate Scheduled Principal Balance thereof as of the Cut-off Date. [[GECMSI] may not exercise the foregoing option unless the Trustee has received an opinion of counsel that the exercise of such option will not subject the Trust Fund to a tax on prohibited transactions or result in the failure of such Trust Fund to qualify as a REMIC.]

     Any such repurchase by [GECMSI] of the assets included in the Trust Fund will be at a price equal to the sum of (a) 100% of the unpaid principal balance of each Mortgage Loan in the Trust Fund (other than a Mortgage Loan described in clause (b)) as of the first day of the month of such repurchase, plus accrued and unpaid interest thereon to the first day of the month of such repurchase at the related Net Mortgage Rate [minus the Supplemental Servicing Fee Rate] (less any amounts representing previously unreimbursed advances) and (b) the appraised value of any property acquired in respect of a related Mortgage Loan (less any amounts representing previously unreimbursed advances in respect thereof and a good faith estimate of liquidation expenses). The Available Funds on the final Distribution Date will be allocated to each class of Certificates in accordance with the priorities described under "Description of the Certificates--Distributions on the Certificates--Allocation of Available Funds." Accordingly, if the Available Funds on the final Distribution Date are less than the aggregate Certificate Principal Balance of all outstanding Certificates plus accrued and unpaid interest thereon, then in the event that such Distribution Date occurs (x) prior to the [date when credit enhancement is depleted], the resulting shortfall will be borne by the Certificates in inverse order of their related payment priorities, and (y) on or after the [date when credit enhancement is depleted], such shortfall will be borne pro rata among such Certificates.

     No holder of any Certificates will be entitled to any unanticipated recoveries received with respect to any Mortgage Loan after the termination of the Trust Fund. See "Servicing of the Mortgage Loans and
Contracts--Unanticipated Recoveries of Losses on the Mortgage Loans" in the prospectus.

     In no event will the Trust Fund created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of a certain person named in such Agreement.

Voting Rights

     [The Class Certificates will be allocated % of the votes, and the other classes of Certificates in the aggregate will be allocated % of the votes, eligible to be cast in connection with any vote of all Certificateholders under the Agreement.] Votes allocated to the Certificates [other than the Class Certificates] will be allocated among such classes (and among the Certificates within each such class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances, as the case may be). [Votes allocated to the Class Certificates will be allocated among such Certificates in proportion to their Notional Principal Balances.]

[Description of credit enhancement and credit enhancement providers, if applicable.]

                         FEDERAL INCOME TAX CONSEQUENCES

     [A] [Two] real estate mortgage investment conduit[s] ([a "REMIC"] [each a "REMIC," or the "Lower-Tier REMIC" and the "Upper-Tier REMIC," as the case may be]) will issue the Certificates for federal income tax purposes. [An election will be made to treat [the Trust Fund] [each of the Upper-Tier REMIC and the Lower-Tier REMIC] as a REMIC for federal income tax purposes.

     [The Certificates other than the Residual Certificates will be designated as "regular interests" in the REMIC and the Residual Certificates will be designated as the "residual interest" in the REMIC.] [The Certificates other than the Class RL Certificates will represent interests in the Upper-Tier REMIC, the assets of which will consist of all the "regular interests" in the Lower-Tier REMIC. The Lower-Tier REMIC will consist of the Mortgage Loans and related Trust Fund assets described herein. The Regular Certificates will be designated as "regular interests" and the Class R Certificates will be designated as the "residual interest" in the Upper-Tier REMIC. The Class RL Certificates will be designated as the "residual interest" in the Lower-Tier REMIC.]

     Regular Certificates. The Regular Certificates generally will be treated as debt instruments issued by the [Upper-Tier] REMIC for federal income tax purposes. Income on Regular Certificates must be reported under an accrual method of accounting. Certain classes of Regular Certificates [(other than the Class Certificates)] may be issued with original issue discount in an amount equal to the excess of their initial respective Class Certificate Principal Balances (plus accrued interest from the last day preceding the issue date corresponding to a Distribution Date through the issue date) over their issue prices (including all accrued interest). [The Class Certificates will be issued with original issue discount in an amount equal to [to be specified].] The prepayment assumption that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered de minimis, and that may be used by a holder of a Regular Certificate to amortize premium, will be % of the Prepayment Assumption. No representation is made as to the actual rate at which the Mortgage Loans will prepay. See "Federal Income Tax Consequences--REMIC Certificates--Income from Regular Certificates" in the accompanying prospectus.

     [The requirement to report income on a Regular Certificate under an accrual method may result in the inclusion of amounts in income that are not currently distributed in cash. In the case of a Junior Certificate, accrued income may exceed cash distributions as a result of the preferential right of classes of Senior Certificates to receive cash distributions in the event of losses or delinquencies on Mortgage Loans. Prospective purchasers of Junior Certificates should consult their tax advisors regarding the timing of income from those Certificates and the timing and character of any deductions that may be available with respect to principal or accrued interest that is not paid. See "Federal Income Tax Consequences--REMIC Certificates--Income from Regular Certificates" in the accompanying prospectus.]

     Residual Certificates. The holders of the Class R [and Class RL] Certificates must include the taxable income of the [Upper-Tier REMIC and Lower-Tier] REMIC[, respectively,] in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to such holders during certain periods. All or a portion of the taxable income from a Residual Certificate recognized by a holder may be treated as "excess inclusion" income, which with limited exceptions is subject to U.S. federal income tax in all events.

     Under Treasury regulations, each Class of the Residual Certificates may be considered to be a "noneconomic residual interest" at the time it is issued, in which event certain transfers thereof would be disregarded for federal income tax purposes.

     Prospective purchasers of a Residual Certificate should consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences--REMIC Certificates--Income from Residual Certificates;--Taxation of Certain Foreign Investors;--Servicing Compensation and Other REMIC Pool Expense;--Transfers of Residual Certificates."]

                              ERISA CONSIDERATIONS

     As described in the prospectus under "ERISA Considerations," the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain duties and restrictions on any person which is an employee benefit plan within the meaning of Section 3(3) of ERISA or a plan subject to
Section 4975 of the Code or any person utilizing the assets of such employee benefit plan or other plan (an "ERISA Plan") and certain persons who perform services for ERISA Plans. For example, unless exempted, an investment by an ERISA Plan in the Certificates offered hereby may constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. [The United States Department of Labor (the "DOL") has issued certain such exemptions from these prohibitions which might be applicable in connection with an ERISA Plan's purchase of certain of the Certificates offered hereby, including Prohibited Transaction Class Exemption 83-1 ("PTE 83-1"). [In particular, the exemptive relief provided by PTE 83-1 may be available with respect to the initial acquisition and holding of certain Classes of Certificates offered hereby, provided that the conditions specified in PTE 83-1 are satisfied.] See "ERISA Considerations" in the accompanying prospectus.]

     [The United States Department of Labor (the "DOL") has issued to (the "Underwriter") an individual administrative exemption, Prohibited Transaction Exemption ( Fed. Reg. , , ), as amended (the "Exemption"), from certain of the prohibited transaction provisions of ERISA with respect to the initial purchase, the holding, and the subsequent resale by an ERISA Plan of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. The Exemption might apply to the acquisition, holding and resale of the Certificates offered hereby [(other than the Class Certificates)] by an ERISA Plan, provided that specified conditions are met.]

     [Among the conditions which would have to be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Certificates offered hereby [(other than the Class Certificates)] are the following: (i) the Underwriter is the sole underwriter or the manager or co-manager of the underwriting syndicate, for such Certificates, (ii) the Certificates are rated in one of the three highest generic rating categories by or at the time of the acquisition of such Certificates by the ERISA Plan, (iii) the Certificates represent a beneficial ownership interest in, among other things, obligations that bear interest or are purchased at a discount and which are secured by single-family residential, multifamily residential or commercial real property (including obligations secured by leasehold interests on commercial real property), or fractional undivided interests in such obligations, (iv) the Certificates are not subordinated to other certificates issued by the Trust Fund in respect of the Mortgage Pool, (v) the ERISA Plan investing in such Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, (vi) the acquisition of the Certificates is on terms that are at least as favorable to the ERISA Plan as they would be in an arm's length transaction with an unrelated third party, (vii) the Trustee is not an affiliate of any member of the "Restricted Group" (as defined below) and (viii) the compensation to the Underwriter represents not more than reasonable compensation for underwriting the Certificates, the proceeds to the Depositor pursuant to the assignment of the related Mortgage Loans (or interests therein) to the Trustee represent not more than the fair market value of such Mortgage Loans (or interests) and the sum of all payments made to and retained by GECMSI represents not more than reasonable compensation for GECMSI's services under the Agreement and reimbursement of GECMSI's reasonable expenses in connection therewith.] [In addition, if certain additional conditions specified in the Exemption are satisfied, the Exemption may provide an exemption from the prohibited transaction provisions of ERISA relating to possible self-dealing transactions by fiduciaries who have discretionary authority, or render investment advice, with respect to ERISA Plan assets used to purchase the [Senior] Certificates offered hereby if the fiduciary (or its affiliate) is an obligor on any of the Mortgage Loans.]

     [The Exemption would not be available with respect to ERISA Plans sponsored by any of the following entities (or any affiliate of any such entity): (i) GECMSI [or Funding], (ii) the Underwriter, (iii) the Trustee, (iv) any entity that provides insurance or other credit enhancement to the Trust Fund in respect of the relevant Mortgage Pool or (v) any obligor with respect to Mortgage Loans included in the Mortgage Pool constituting more than five percent of the aggregate unamortized principal balance of the assets in such Mortgage Pool (the "Restricted Group"). Before purchasing any Certificate offered hereby, a fiduciary of an ERISA Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to such Certificate.]

     [The Exemption does not apply to the initial purchase, the holding or the subsequent resale of the [Class A,] Class M, Class B1 and Class B2 Certificates because such Certificates are subordinate to certain other Classes of Certificates. Accordingly, ERISA Plans may not purchase the Class M, Class B1 or Class B2 Certificates, except that any insurance company may purchase such Certificates with assets of its general account if the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) is available with respect to such investment. Any insurance company proposing to purchase such Certificates for its general account should consider whether such relief would be available.]

     Any fiduciary of an ERISA Plan considering whether to purchase any Certificate offered hereby should not only consider the applicability of exemptive relief, but should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the accompanying prospectus.

     A qualified pension plan or other entity that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Code. The Residual Certificates constitute the residual interest in the REMIC constituted by the Trust Fund, and all "excess inclusions" allocated to the Residual Certificates, if held by a Tax-Exempt Investor, will be considered "unrelated business taxable income" and thus will be subject to federal income tax. See "Federal Income Tax Consequences--Residual Certificates" herein and "Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates" in the prospectus.

     [The Agreement will contain certain restrictions on the transferability of the Class Certificates. See "Description of the Certificates--Book-Entry Certificates" herein.] The Agreement provides that the Residual Certificates may not be acquired by or transferred to an ERISA Plan. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" herein.

                            LEGAL INVESTMENT MATTERS

     The Senior Certificates offered hereby [and the Class Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), and, as such, are legal investments for certain entities to the extent provided in SMMEA. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or state banking or insurance authorities should review applicable rules, supervisory policies and guidelines of these agencies before purchasing any of the Certificates, as certain classes may be deemed to be unsuitable investments under one or more of these rules, policies and guidelines and certain restrictions may apply to investments in other classes. It should also be noted that certain states have enacted legislation limiting to varying extents the ability of certain entities (in particular insurance companies) to invest in mortgage related securities. Investors should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors. See "Legal Investment Matters" in the accompanying prospectus.

     [The Class Certificates will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of the Class Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Class Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Class Certificates will constitute legal investments for them.

     The Depositor makes no representation as to the proper characterization of the Class Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase the Class Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Class Certificates) may adversely affect the liquidity of the Class Certificates.]

                              PLAN OF DISTRIBUTION

     [Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Certificates offered hereby are being purchased from the Depositor by the Underwriter upon issuance. Distribution of the Certificates offered hereby will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Certificates will be % of the aggregate initial Class Certificate Principal Balance of the Certificates offered hereby as of the Cut-off Date, plus accrued interest thereon from the Cut-off Date to the Closing Date, but before deducting issuance expenses payable by the Depositor. In connection with the purchase and sale of the Certificates offered hereby, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.]

                               CERTIFICATE RATINGS

     It is a condition of issuance of the Certificates that the Certificates offered hereby be rated " " by [and " " by ].

         [Description of rating criteria of each rating agency.]

     The ratings of the Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

     The Depositor has not requested a rating of the Certificates offered hereby by any rating agency other than and the Depositor has not provided information relating to the Certificates offered hereby or the Mortgage Loans to any rating agency other than . However, there can be no assurance as to whether any other rating agency will rate the Certificates offered hereby or, if another rating agency rates such Certificates, what rating would be assigned to such Certificates by such rating agency. Any such unsolicited rating assigned by another rating agency to the Certificates offered hereby may be lower than the rating assigned to such Certificates by .

                                  LEGAL MATTERS

     Certain legal matters in respect of the Certificates will be passed upon for GECMSI [and Funding] by Cleary, Gottlieb, Steen & Hamilton, New York, New York, and for the Underwriter[s] by Brown & Wood LLP, Washington, D.C.

               INDEX OF CERTAIN PROSPECTUS SUPPLEMENT DEFINITIONS


Defined Term                                                              Page
------------                                                              ----
Accrued Certificate Interest...........................................
Agreement..............................................................
Available Funds........................................................
Bankruptcy Loss........................................................
[Base Servicing Fee]...................................................
beneficial owner.......................................................
BIF....................................................................
Book-Entry Certificates................................................
Cede...................................................................
Certificate Principal Balance..........................................
Certificates...........................................................
Class Certificate Principal Balance....................................
Code...................................................................
Collection Account.....................................................
Compensating Interest Payment..........................................
Cut-off Date...........................................................
Debt Service Reduction.................................................
Defaulted Mortgage Loan................................................
Deficient Valuation....................................................
Definitive Certificate.................................................
Definitive Description.................................................
Depositor..............................................................
Depository.............................................................
Distribution Date......................................................
DOL....................................................................
ERISA..................................................................
ERISA Plan.............................................................
Exemption..............................................................
FDIC...................................................................
Financial Intermediary.................................................
[Funding]..............................................................
GE Capital.............................................................
GECMSI.................................................................
Interest Accrual Period................................................
Interest Shortfall.....................................................
Junior Certificates
Liquidated Mortgage Loan...............................................
[Lower-Tier REMIC].....................................................
Mortgage...............................................................
Mortgage Loans.........................................................
Mortgage Pool .........................................................
Mortgage Rates.........................................................
mortgage related securities............................................
Mortgaged Properties...................................................
Mortgagor..............................................................
Net Interest Shortfall.................................................
Net Mortgage Rate......................................................
[Non-Book-Entry Certificates]..........................................
Nonrecoverable Advance.................................................
Notional Principal Balance.............................................
Outstanding Mortgage Loan..............................................
Pool Scheduled Principal Balance.......................................
Prepayment Assumption..................................................
Prepayment Period......................................................
Primary Mortgage Insurance Policy......................................
Realized Loss..........................................................
Record Date............................................................
Regular Certificates...................................................
regular interests......................................................
[REMIC]................................................................
Residual Certificates..................................................
residual interests.....................................................
Restricted Group.......................................................
SAIF...................................................................
Scheduled Principal Balance............................................
Servicing Fee..........................................................
Servicing Portfolio....................................................
SMMEA..................................................................
[Supplemental Servicing Fee]...........................................
Tax-Exempt Investor....................................................
Trigger Event..........................................................
Trust Fund.............................................................
Trustee................................................................
Underwriters...........................................................
[Upper-Tier REMIC].....................................................

                                [Back cover page]

       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR PROSPECTUS. ANY INFORMATION OR REPRESENTATIONS GIVEN OR MADE OUTSIDE OF THIS PROSPECTUS SUPPLEMENT AND PROSPECTUS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS SUPPLEMENT AND PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES DESCRIBED IN THIS PROSPECTUS SUPPLEMENT OR AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL. THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS IS CORRECT ONLY AS OF THE DATE RELATING TO SUCH INFORMATION; DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR PROSPECTUS, OR ANY SALE MADE THEREUNDER, SUBSEQUENT TO THE DATE OF THIS PROSPECTUS SUPPLEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THE INFORMATION IS CORRECT AS OF THAT SUBSEQUENT DATE.

                                TABLE OF CONTENTS
                              PROSPECTUS SUPPLEMENT


                                                                        Page
                                                                        ----
Summary of Terms........................................................
Risk Factors............................................................
Description of the Mortgage Pool
and the Mortgaged Properties............................................
Description of the Certificates.........................................
Yield and Weighted Average Life
Considerations..........................................................
GE Capital Mortgage Services, Inc.......................................
Delinquency and Foreclosure
Experience of GECMSI....................................................
[GE Capital Mortgage
Funding
Corporation............................................................. ]
Use of Proceeds.........................................................
The Pooling and
Servicing Agreement.....................................................
Federal Income Tax Consequences.........................................
ERISA Considerations....................................................
Legal Investment Matters................................................
Plan of Distribution....................................................
Certificate Ratings.....................................................
Legal Matters...........................................................
Index of Certain Prospectus
Supplement Definitions..................................................

                                   PROSPECTUS
Available Information...................................................
Incorporation of Certain
 Documents by Reference.................................................
Reports to Certificateholders...........................................
Prospectus Summary......................................................
Risk Factors............................................................
Description of the
Certificates............................................................
The Trust Fund..........................................................
Credit Enhancement......................................................
Yield, Maturity and
Weighted Average
Life Considerations.....................................................
Servicing of the
Mortgage Loans and Contracts............................................
The Pooling and
Servicing Agreement.....................................................
GE Capital Mortgage
Services, Inc...........................................................
GE Capital Mortgage
 Funding
Corporation.............................................................
The Guarantor...........................................................
Certain Legal Aspects of
the Mortgage Loans and Contracts........................................
Legal Investment Matters................................................
ERISA Considerations....................................................
Federal Income Tax
Consequences............................................................
Plan  of Distribution...................................................
Use of Proceeds.........................................................
Legal Matters...........................................................
Financial Information...................................................
Index of Certain
Prospectus Definitions..................................................

   Until , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus. This is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    [GE Capital Mortgage Funding Corporation
                                   Depositor]
                               GE Capital Mortgage
                                 Services, Inc.
                            [Depositor and] Servicer

                                        $

                                  (Approximate)

                          [REMIC Multi-Class] Mortgage
                           Pass-Through Certificates,
                                     Series
                                     -------

                              PROSPECTUS SUPPLEMENT

                                     -------

                                [Underwriter[s]]

                                     [Date]

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
X   Information contained herein is subject to completion             X
X   or amendment. A registration statement relating to these          X
X   securities has been filed with the Securities and Exchange        X
X   Commission. These securities may not be sold nor may offers to    X
X   buy be accepted prior to the time the registration statement      X
X becomes effective. This prospectus shall not constitute an offer X X to sell or the solicitation of an offer to buy nor shall there be X X any sale of these securities in any State in which such offer, X
X   solicitation or sale would be unlawful prior to registration or   X
X   qualification under the securities laws of any such State.        X
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX




                    SUBJECT TO COMPLETION, FEBRUARY 16, 1999



PROSPECTUS SUPPLEMENT
(To prospectus dated          )

                    [GE Capital Mortgage Funding Corporation
                                   Depositor]
                       GE Capital Mortgage Services, Inc.
                            [Depositor and] Servicer
                                        $
                                  (Approximate)

          REMIC Home Equity Loan Pass-Through Certificates, Series HE-

                Principal and interest payable monthly, beginning
 .

                        ---------------------------------


     All of the certificates comprising the series of certificates described in this Prospectus Supplement represent ownership interests in a trust fund. The trust fund consists of a pool of closed-end, fixed-rate home equity mortgage loans secured by first [or second] liens on one-to-four-family residential properties, having maturities of to years.

                        ---------------------------------


     Consider carefully the risk factors beginning on page S-11 of this prospectus supplement and page 12 of the accompanying prospectus.

                        ---------------------------------


     Neither the certificates described in this prospectus supplement nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

                        ---------------------------------


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.


                 [Class Certificate   Certificate      Price to         Underwriting    Proceeds to
                  Principal           Interest Rate    Public (2)       Discount        the Issuer
                  Balance(1)
[classes of       $                              %             %               %                 %]
 certificates]

---------
(1) Approximate, subject to the adjustment described in this prospectus supplement.

(2) Plus interest accrued at the applicable certificate interest rate accrued from [ ] to but excluding the initial issuance date, before deducting expenses payable by [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation].

[(3) The Class R, Class RL, Class M, Class B1 and Class B2 Certificates offered hereby will be acquired by [ ] from [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation], and such certificates are being offered by [ ] from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.]

                        ---------------------------------

     [Certain types of investors are not permitted to purchase or hold the Class Certificates, the junior certificates or the Class R [or Class RL] Certificates. For more information on these restrictions, you should refer to "ERISA Considerations" and "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement.]

     [ will purchase the senior certificates offered by this prospectus supplement [and will purchase the junior certificates offered by this prospectus supplement]. will offer these certificates from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.] [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] will receive proceeds from the sale of such certificates of approximately % of their total initial principal balance, plus accrued interest from [ to but excluding the initial issuance date, before deducting expenses payable by [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation]. You should refer to "Plan of Distribution" in this prospectus supplement.]

     [On or about , [GE Capital Mortgage Services, Inc.][GE Capital Mortgage Funding Corporation] will deliver the certificates offered by this prospectus supplement[, except for the Class Certificates,] through the book-entry facilities of The Depository Trust Company [, and will deliver the Class Certificates at the offices of New York, New York].]

                        ---------------------------------

                                [Underwriter(s)]
                        ---------------------------------

The date of this prospectus supplement is .

 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND
                          THE ACCOMPANYING PROSPECTUS

     We provide information to you about the certificates offered by this prospectus supplement and the underlying trust fund in two separate documents:
(1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates or trust fund, and (2) this prospectus supplement, which describes the specific terms of your certificates and assets in your trust fund. You should read both of these documents together.

     This prospectus supplement will supplement and enhance, and may vary, the disclosure set forth in the prospectus for purposes of your certificates.

     The underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the Class Certificates. Such transactions may include stabilizing and the purchase of such certificates to cover the underwriter's short positions. For a description of these activities, see "Plan of Distribution."

                                SUMMARY OF TERMS

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. You should read carefully the entire prospectus and prospectus supplement to understand fully the terms of the certificates offered by this prospectus supplement. All of the information contained in this summary is qualified by the more detailed explanation described in other parts of this prospectus supplement and the accompanying prospectus. While this summary contains an overview of certain allocation concepts and other information to aid your understanding, you should read carefully the full description of these allocation concepts and other information in this prospectus supplement and the accompanying prospectus, including the risk factors on page S-11, before making any investment decision.

     You can find a listing of capitalized terms used in this prospectus supplement, and the pages on which they are defined, under the caption "Index of Certain Prospectus Supplement Definitions" beginning on page S-62 of this prospectus supplement. Any capitalized terms that are not defined in the prospectus supplement are defined in the accompanying prospectus. See "Index of Certain Prospectus Definitions" on page 120 of the accompanying prospectus.

                               Securities Offered
                               ------------------

     The underwriter[s] is [are] offering the certificates offered by this prospectus supplement in the classes and total original principal balances that are specified on the cover, subject to the possible adjustment described below. The total original principal balance of the certificates will be approximately $
 . Depending on the final composition of the underlying pool of mortgage loans, the principal balance of each class may increase or decrease from the amount listed on the cover. The total original principal balance of the certificates will not be less than $ or greater than $ .

     [Description of senior and subordinate certificates and any classes not being offered by this prospectus supplement, if applicable.]

     Unless you are purchasing [a Class Certificate or a Class R or Class RL] Certificate, you will not have the right to receive physical certificates evidencing your ownership except under certain limited circumstances. Instead, the trust fund will issue the certificates in the form of global certificates, which The Depository Trust Company or its nominee will hold. Financial institutions that are direct or indirect participants in The Depository Trust Company will record beneficial ownership of a certificate by individual investors in the following minimum denominations and, in each case, in integral multiples of $1,000 in excess of those denominations:

                                Certificate       Minimum Denomination
                                -----------       --------------------
                                [classes of       $
                                certificates]


[The Class R [and Class RL] Certificates will be issued in certificated form as a single certificate representing the entire principal balance of that class.]

                                   Trust Fund
                                   ----------

     The certificates will represent the entire beneficial ownership interest in the trust fund. Holders of the certificates will be paid out of the cash flow that the trust fund's assets produce. The assets of the trust fund will consist primarily of a pool of closed-end, fixed-rate home equity loans that are secured by first [or second] liens on one- to four- family residential properties. [The trust fund also contains certain other assets, as described in this prospectus supplement.] [GE Capital Mortgage Services, Inc. has originated or acquired each mortgage loan included in a trust fund. GE Capital Mortgage Funding Corporation has acquired the related mortgage loans from GE Capital Mortgage Services, Inc. pursuant to an asset purchase agreement.] The mortgage loans expected to be included in the trust fund have the following characteristics as of :

Total original principal balance (1)      $
Original terms to maturity                   to       years
Weighted average maturity                 between       and       months
Weighted average annual interest rate     between      % and      %

(1) Approximate, after deducting payments of principal due on or before , and subject to the variance described in this prospectus supplement.


     [In addition, [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] expects that up to approximately %, in terms of total principal balance as of , of the mortgage loans included in the trust fund will be secured by second-priority mortgages, approximately % of the mortgage loans will be loans that accrue interest on a simple interest basis, and approximately % of the mortgage loans will be "balloon loans," as described herein.]

     [For more information on GE Capital Mortgage Funding Corporation, you should refer to "GE Capital Mortgage Funding Corporation" in the prospectus.]

                                    Servicer
                                    --------

     GE Capital Mortgage Services, Inc. will act as servicer of the mortgage loans. [For certain mortgage loans contained in the trust fund, the seller of the mortgage loan to GE Capital Mortgage Services, Inc. will remain the primary servicer while GE Capital Mortgage Services, Inc. will supervise such servicing duties and remain directly liable to the trust fund for such servicing duties.] As servicer, GE Capital Mortgage Services, Inc. will be responsible for making reasonable efforts to collect payments due on the mortgage loans and performing other administrative functions. [GE Capital Mortgage Services, Inc. will be obligated, as servicer, to advance delinquent payments of interest on the mortgage loans included in the mortgage pool net of servicing fees, less the amount of such payments GE Capital Mortgage Services, Inc. reasonably believes will not be recoverable out of liquidation proceeds or otherwise.] [In addition, GE Capital Mortgage Services, Inc. will reduce its servicing compensation, within certain limits, to reimburse holders of certificates for shortfalls of interest payments resulting from voluntary prepayments on the mortgage loans or from early monthly payments on simple interest loans.] For more information on GE Capital Mortgage Services, Inc., you should refer to "GE Capital Mortgage Services, Inc." in this prospectus supplement. For more information on the servicing of the mortgage loans, you should refer to "The Pooling and Servicing Agreement--Servicing Arrangement with Respect to the Mortgage Loans" and "--Servicing Compensation, Compensating Interest and Payment of Expenses" in this prospectus supplement.

                        Distributions on the Certificates
                        ---------------------------------

     The certificates will be issued under a pooling and servicing agreement, which will be dated as of , between GE Capital Mortgage Services, Inc. as [depositor and] servicer[, GE Capital Mortgage Funding Corporation, as depositor] and , as trustee. The pooling and servicing agreement will provide that distributions will be made on the certificates on the 25th day of each month, beginning in . If such 25th day is not a business day, then distributions will be made on the next business day after the 25th of the month. These distributions will be made to the holders of record of the certificates on the close of business on the last business day of the calendar month preceding the related distribution date. The first distribution date will be .

         [Description of priorities of distribution as between senior and subordinate certificates, if applicable.]

         Interest Payments

                  o Interest will accrue on each class of certificates offered by this prospectus supplement [, other than the Class Certificates,] at the respective fixed interest rates specified on the cover of this prospectus supplement during each applicable interest accrual period. [The Class Certificates are principal-only certificates and will not accrue interest.]

                  [o Interest will accrue on the Class Certificates at the applicable floating interest rates described in this prospectus supplement during each applicable interest accrual period. These rates are determined by reference to the London Interbank Offered Rate, known as LIBOR. The Class Certificates have a floating interest rate which moves in the opposite direction of LIBOR. Consequently, higher than expected levels of LIBOR could result in (1) lower yields on the Class Certificates and (2) interest rates on those certificates falling as low as 0%.]

                  o On each distribution date, interest will be distributable from the available interest funds on each class of certificates [other than the Class Certificates] in a total amount based on the current accrued interest for such class, plus any accrued interest remaining undistributed from previous distribution dates.

                  o The amount of interest the trustee distributes to you on any distribution date may be less than the interest accrued on your certificate. This could occur if one or more mortgage loans prepay, go into default and produce a loss, or have their interest rates reduced by federal law because the borrower is on active military duty[, or if disproportionately high early monthly payments are made on simple interest loans]. You should refer to "Description of the Certificates--Distributions on the Certificates--Interest" and "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement for a description of how any such event may produce a shortfall or loss and how shortfalls or losses of interest are allocated among the certificates.

                  [o Interest will be paid on the classes of senior certificates on a pro-rata basis. Interest will be paid on each class of junior certificates after interest has been paid on (1) the senior certificates and (2) each higher ranking class of junior certificates.]

                  o Interest will be calculated on the certificates on the basis of a 360-day year consisting of twelve 30-day months.

         Principal Payments

                  [o Principal will be paid on each class of certificates [other than the Class Certificates] from available principal funds in the manner described herein.]

                  o The amount of principal distributable on the certificates is a function of (1) formulas that allocate portions of the principal payments received, or expected to be received, on the mortgage loans among the different classes and (2) the funds actually received from the trust fund's assets that are available to make distributions of principal on each certificate according to its allocation. Funds actually received may consist of expected, scheduled mortgage loan payments and unexpected, unscheduled payments due to prepayments, defaults by mortgagors or certain other events. You should refer to "Prepayment and Yield Considerations" in this summary for more details about types of unexpected payments.

                  [o Principal is allocated among the different classes of certificates based upon the priority of payments described in detail under "Description of the Certificates--Distribution on the Certificates--Allocation of Available Funds" in this prospectus supplement.]

                  [o One of the main effects of the allocation formulas described in this prospectus supplement is to allocate to the senior certificates other than the Class Certificates, as a group, more than their proportionate share of most of the unexpected mortgage loan payments for at least the first years after initial issuance of the certificates. This results in an acceleration of the repayment of the senior certificates, as a group, relative to the junior certificates. Unexpected payments distributable to holders of junior certificates will generally be paid in a manner designed to maintain the relative levels of subordination among the various classes of junior certificates. You should refer to "Description of the Certificates--Distribution on the Certificates--Allocation of Available Funds--Class Prepayment Distribution Trigger" in this prospectus supplement.]

                  [o As discussed in more detail below, losses on the underlying mortgage loans are first allocated to the junior certificates. Losses due to certain types of defaults, including those resulting from bankruptcies of mortgagors, fraud in the origination process, or uninsured physical damage to the mortgaged properties, are allocated exclusively to the junior certificates in varying degrees until these losses reach specified levels. You should refer to "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement.]

                  [o This series of certificates includes a class of senior certificates, the Class Certificates, that does not benefit from accelerated repayment in the same manner as the other senior certificates. The Class Certificates will not receive any distribution of [certain unexpected] payments of principal on the mortgage loans for the first years after initial issuance of the certificates, unless (1) [the] [certain] other classes of senior certificates have been paid off or (2) the total principal balance of the junior certificates has been reduced to zero as a result of principal distributions and the allocation of losses to such certificates.]

                  [o Despite the priority of payments, the trustee will make all distributions of principal on the outstanding senior certificates, other than the Class Certificates, on a pro rata basis among such certificates on each distribution date after the date on which the total principal balance of the junior certificates has been reduced to zero as a result of principal distributions and the allocation of losses to such certificates. You should refer to "Description of the Certificates--Distributions on the Certificates--Principal" in this prospectus supplement.]

                  o The rate of distribution of principal on the certificates will depend on the rate of payment of principal on the mortgage loans which, in turn, will depend on the characteristics of the mortgage loans, the level of prevailing interest rates and other economic, geographic and social factors. [In addition, the rate of distribution of principal on the certificates will depend on the timing of receipt of monthly payments on simple interest mortgage loans.] [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] cannot predict or assure you as to the actual rate of payment of principal on the mortgage loans.

                 [o Description of any classes with special payment features, such as planned amortization or targeted amortization certificates.]

                               [Credit Enhancement
                               -------------------

         The forms of credit enhancement described below will be employed in order to enhance the likelihood of regular receipt by certificateholders of the scheduled amounts due them and to afford the certificate[s] limited protection against losses. See "Description of the Mortgage Pool and the Mortgaged Properties--General" and "The Pooling and Servicing Agreement--Voting Rights" in this prospectus supplement.

         [Description of applicable credit enhancement, such as subordination, mortgage pool insurance policy, special hazard insurance policy or limited guarantee.]

         The amount of coverage under the preceding forms of credit enhancement is limited, and payment thereunder is subject to certain conditions and limitations. In the event losses occur which are not covered by such credit enhancement, or losses occur in amounts exceeding the coverage provided thereby, shortfalls in distributions to certificateholders will occur.]

                       Prepayment and Yield Considerations
                       -----------------------------------

         The rate of principal distributions on the certificates, the total amount of each interest distribution on the certificates and the yield to maturity of the certificates are related to the rate of principal collections on the mortgage loans. Principal collections on the mortgage loans may be in the form of expected, scheduled principal payments and unexpected, unscheduled principal payments. Unexpected payments consist of:

                  o voluntary prepayments by the mortgagors such as prepayments in full due to refinancings. These may include refinancings made, and possibly solicited, by GE Capital Mortgage Services, Inc. in the ordinary course of conducting its mortgage banking business;

                  o prepayments resulting from default, foreclosure, casualty, condemnation and similar events, and repurchases by GE Capital Mortgage Services, Inc. [or GE Capital Mortgage Funding Corporation] of the mortgage loans under certain circumstances described in this prospectus supplement; and

                  o prepayments made during participation by mortgagors, which may be solicited by GE Capital Mortgage Services, Inc., in biweekly payment programs.

Expected payments and unexpected payments of principal are allocated between the certificates according to special rules. You should refer to "Distributions on the Certificates--Principal Payments" in this summary and "Description of the Certificates--Distributions on the Certificates" and "--Allocation of Realized Losses on the Certificates" below.

     Mortgagors are permitted to prepay the mortgage loans, in whole or in part, at any time, although approximately % of the mortgage loans require the mortgagors to pay prepayment penalties, which may make prepayments less likely on these loans. Almost all of these prepayment penalties will have expired by . Mortgage prepayment rates are likely to fluctuate significantly. In general, when prevailing mortgage interest rates decline significantly below the interest rates on the mortgage loans in the trust fund, the prepayment rate on the mortgage loans is likely to increase. Conversely, when prevailing mortgage interest rates rise significantly above the interest rates on the underlying mortgage loans, the prepayment rate on the mortgage loans is likely to decrease. Other economic, geographic and social factors also may influence the prepayment rate. Because rapid rates of prepayments on the mortgage loans are likely to occur when prevailing interest rates are lower than those on the mortgage loans, the yields at which you may be able to reinvest amounts received as payments on your certificates may be lower than the yield on your certificates. Conversely, because slow rates of prepayments on the mortgage loans are likely to occur when prevailing interest rates are higher than those on the mortgage loans, the amount of payments available to you for reinvestment at such high rates may be relatively low.

     In addition, the yields to maturity on the certificates themselves will be sensitive, in varying degrees, to the rate and timing of mortgage loan prepayments. The extent to which the yield to maturity of a certificate is sensitive to prepayments will depend upon whether you purchase it for an amount greater than or less than the certificate's then outstanding principal balance. In the case of certificates you purchase for an amount greater than their then outstanding principal balance, faster than anticipated rates of principal prepayments on the mortgage loans (1) could result in actual yields to you that are lower than the anticipated yields and (2) could result in a reduction in the amount of time such certificates are outstanding. In the case of certificates you purchase for an amount less than their then outstanding principal balance, slower than anticipated rates of principal prepayments on the mortgage loans (1) could result in actual yields to you that are lower than the anticipated yields and (2) could result in an extension of the amount of time such certificates are outstanding.

     Voluntary prepayments of principal on the mortgage loans, as well as disproportionately high early monthly payments on simple interest mortgage loans, may reduce the amount of interest available for distribution to holders of certificates. Any resulting shortfalls in interest, unless offset by a reduction in servicing compensation of GE Capital Mortgage Services, Inc., generally will produce a lower yield on the certificates than would otherwise be the case. The interest distributable on the certificates offered by this prospectus supplement will also be reduced under certain loss scenarios and this will also produce a lower yield. You should refer to "Description of the Certificates--Allocation of Realized Losses on the Certificates" in this prospectus supplement.

     [Approximately % of the mortgage loans will be loans that accrue interest on a simple interest basis. The amount of interest accrued on these loans depends on the number of days elapsed since the last payment on the loans. Thus, a borrower who makes a payment less than 30 days after the last payment on such a loan will owe less than 30 days' interest. Conversely, a borrower who makes a payment more than 30 days after the last payment will owe more than 30 days' interest. Any shortfalls in interest, if they are not offset by a reduction in servicing compensation of GE Capital Mortgage Services, Inc. may reduce the yield on your certificates. In addition, the extent to which borrowers on simple interest mortgage loans are early or late with their payments will affect the amount of principal distributable on the certificates.]

     Because of the effects of prepayments, the certificates offered by this prospectus supplement were structured on the basis of several things, including
(1) an assumed rate of prepayments on the mortgage loans of % of the prepayment model described under " Yield and Weighted Average Life Considerations -- Weighted Average Lives of the Certificates" and (2) corresponding weighted average lives as described in this prospectus supplement. The weighted average lives of the certificates offered by this prospectus supplement at % of the prepayment model, based on the assumptions described under "Yield and Weighted Average Life Considerations--Weighted Average Lives of the Certificates--Tables of Class Certificate Principal Balances", appear in the tables that appear under such heading on pages S- through S- . The mortgage loans are not likely to prepay at a constant rate of % of the prepayment model or at any other constant rate, and the actual weighted average lives of the certificates are likely to differ from those shown in such tables. The weighted average lives of all classes of the certificates will be affected in part by the rate of principal payments on the mortgage loans and the resulting allocation of principal payments on the certificates.

     Investors in certain classes of certificates should also be aware of the yield considerations described below:

         [o Class Certificates: Because the certificate interest rate applicable to the Class Certificates on any Distribution Date will not be permitted to exceed the weighted average of the mortgage rates, net of the servicing fee rate, on the mortgage loans as of the first day of [the prior month], payments of principal (both scheduled and unscheduled) of mortgage loans with net mortgage rates that exceed the weighted average of the net mortgage rates may reduce the yield on each such certificate.]

         [o Class Certificates: Because the Class Certificates have floating interest rates determined by reference to the London Interbank Offered Rate, known as LIBOR, an increase or decrease in the London Interbank Offered Rate, depending on the interest rate formula, can reduce the yields on these certificates. For example, the Class Certificates have a floating interest rate which moves in the opposite direction of LIBOR. Consequently, an increase in LIBOR will result in a lower interest rate on the Class Certificates and thus, lower yields on those certificates.]

         [o Class M, Class B1 and Class B2 Certificates: The yields on the Class M, Class B1 and Class B2 Certificates will be sensitive, in varying degrees, to the liquidation of, and any subsequent loss experience on, the mortgage loans and to the timing of any such losses. Among these certificates, such yield sensitivity will generally be greatest among the Class B2 Certificates relative to the Class M and Class B1 Certificates, greater among the Class B1 Certificates than the Class M Certificates and greater among the Class M Certificates than the senior certificates. Because of the special allocation of losses to the junior certificates, investors in the Class M, Class B1 and Class B2 Certificates may not fully recover their investment. You should refer to "Yield and Weighted Average Life Considerations--The Class M, Class B1 and Class B2 Certificates" in this prospectus supplement.]

         [o Class Certificates: Because the Class Certificates are interest-only certificates on which interest will accrue on the aggregate notional principal balance described in this prospectus supplement, investors in the Class Certificates should consider the risk that rapid rates of principal payments could result in the failure of such investors to fully recover their investments.]

         [o Class Certificates: The trustee will make principal distributions on the Certificates by reference to the principal balance schedules described in this prospectus supplement.]

     You are urged to make an investment decision with respect to the certificates you propose to purchase based upon your own determination as to the anticipated rate of prepayments, defaults and losses on the underlying mortgage loans and anticipated yield on the certificates.

     You should refer to "Yield and Weighted Average Life Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.

                     [Optional Termination of the Trust Fund
                     ---------------------------------------

     [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] may, at its option, repurchase from the trust fund all of the mortgage loans underlying the certificates on any distribution date after the total unpaid principal balance of the mortgage loans is less than % of the total unpaid principal balance of the mortgage loans as of . This repurchase would result in the early retirement of the certificates. If the proceeds realized upon such early retirement are less than the total principal balance of all outstanding certificates plus accrued and unpaid interest, the resulting shortfall will be allocated among the certificates as described in this prospectus supplement.]

                         Federal Income Tax Consequences
                         -------------------------------

     [The certificates, other than the Class R Certificates [and Class RL Certificates], will be treated as debt instruments issued by [a] [two] real estate mortgage investment conduit[s] for income tax purposes. The Class R Certificates [and Class RL Certificates each] will be treated as a "residual interest" in the [related] real estate mortgage investment conduit.]

     [The particular federal income tax consequences of your investment will depend upon the class of certificates you buy. These consequences may include the following:

          o You will be required to report income on your certificates [(other than the Class R [and Class RL] Certificates)] in accordance with the accrual method of accounting.

          o Certain classes of the certificates may be, and the Class Certificates will be, issued with original issue discount.

          o [The holders of the Class R [and Class RL] Certificates will be subject to special federal income tax rules that may significantly reduce the after-tax yield of such certificates. Further, significant restrictions apply to the transfer of the Class R [and Class RL] Certificates. You should refer to "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" for further information on those restrictions.]

          o The amount of income a holder of a junior certificate reports may exceed the cash distributions that holder receives due to the preferential right of other classes of certificates to receive cash distributions in the event of losses on the mortgage loans.]

     You should refer to "Federal Income Tax Consequences" in this prospectus supplement and "Federal Income Tax Consequences -- REMIC Certificates" in the accompanying prospectus.

                                Legal Investment
                                ----------------

     The Class Certificates offered by this prospectus supplement will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. Certain institutions, however, may be subject to restrictions on investment in such certificates. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, they can invest in Class Certificates.

                              ERISA Considerations
                              --------------------

     If you are a fiduciary of an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code") you should carefully review with your legal advisors whether the purchase or holding of the certificates offered by this prospectus supplement could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. An employee benefit plan that is subject to ERISA or a plan subject to Section 4975 of the Code may not acquire the [Class Certificates and the Residual Certificates]. The transfer of those classes of certificates is subject to certain restrictions described in "ERISA Considerations" in this prospectus supplement.

                               Certificate Ratings
                               -------------------

     [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] must obtain the following ratings for the certificates from and/or at the time the certificates are initially issued:

                Certificate           [     ] Rating            [     ] Rating
                [classes of
               certificates]

     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The ratings of the certificates should be evaluated independently of any other rating. The ratings do not address the possibility that a holder of a certificate may suffer a lower than anticipated yield. You should refer to "Certificate Ratings" in this prospectus supplement.

                            Liquidity Considerations
                            ------------------------

     At this time, a secondary market does not exist for the certificates, and [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] does not know whether such a market will develop or, if it does develop, whether it will permit an investor to readily sell its certificates. [Underwriter[s]] intend[s] to make a market for the purchase and sale of the certificates after their issuance, but is not obligated to do so. In addition, [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] cannot assure you that you will be able to sell your certificate at a price that is equal to or greater than the price at which you purchased your certificate.

     Information available to you should you desire to sell your certificates in the secondary market may be limited. In particular, price quotations regarding specific classes of the certificates are not currently available in any newspaper or other source that is widely available to investors.

     [GE Capital Mortgage Services, Inc.] [GE Capital Mortgage Funding Corporation] believes that a number of dealers that engage in the mortgage-backed securities markets currently offer price quotations for [GE Capital Mortgage Services, Inc.'s] [GE Capital Mortgage Funding Corporation's] home equity pass-through certificates to investors that desire to buy or sell such certificates. However, we cannot assure you that such dealers will continue to provide such a service or that any such dealer will offer a price quotation for any particular series or class of [GE Capital Mortgage Services, Inc.'s] [GE Capital Mortgage Funding Corporation's] certificates. In addition, we cannot assure you that any such dealer will offer a price quotation to any particular investor, and non-institutional investors in particular may not have access to such quotations. The lack of availability of price information concerning the certificates may affect liquidity.

     GE Capital Mortgage Services, Inc. currently maintains an electronic bulletin board, accessible by computer modem, which provides certain information about loans included in various series of home equity pass-through securities that GE Capital Mortgage Services, Inc. [and GE Capital Mortgage Funding Corporation] [have] [has] publicly offered. GE Capital Mortgage Services, Inc. [and GE Capital Mortgage Funding Corporation] make[s] no representation or warranty that such information will be suitable for any particular purpose and GE Capital Mortgage Services, Inc. [and GE Capital Mortgage Funding Corporation] assume[s] no responsibility for the accuracy or completeness of any information that is generated by others using such information. GE Capital Mortgage Services, Inc. has no obligation to maintain the bulletin board and may stop maintaining it at any time. For further information concerning the bulletin board, you should call 800-544-3466, extension 5515.

                                  RISK FACTORS




An investment in the                    The certificates are not suitable
certificates may not               investments for all investors. In particular,
be suitable for you                you should not purchase any class of offered
                                   certificates unless you understand the
                                   prepayment, credit, liquidity and market risks associated with that class.

                                        The certificates are complex securities.
                                   You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

                                        You should carefully consider, among
                                   other things, the factors described below before purchasing the certificates.

Payments made on the                    The certificates will receive
underlying loans are               distributions only from the proceeds from the
the only source of                 assets included in the trust fund and will
distributions on your              have no entitlement to payments from assets
certificate                        included in any other trust fund established
                                   by [GE Capital Mortgage Services, Inc.][GE
                                   Capital Mortgage Funding Corporation].

                                        The certificates will not represent
                                   obligations of General Electric Company,
                                   General Electric Capital Corporation, GE
                                   Capital Mortgage Corporation, General
                                   Electric Mortgage Insurance Corporation, GE
                                   Capital Mortgage Services, Inc., GE Capital
                                   Mortgage Funding Corporation or any other affiliate of GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation. Moreover, the Certificates will not be guaranteed [or insured] by any governmental agency or any other person.

                                        [GE Capital Mortgage Services, Inc.][GE
                                   Capital Mortgage Funding Corporation] will have limited obligations to the trust fund as the depositor of assets into the trust fund. [As the depositor, GE Capital Mortgage Services, Inc.'s sole obligation will be to repurchase the mortgage loans in the trust fund in the event of a breach of certain representations and warranties made by it in the pooling and servicing agreement.] [GE Capital Mortgage Funding Corporation will assign to the trustee the benefit of the representations and warranties it receives from GE Capital Mortgage Services, Inc. when it acquires the trust assets. However, the sole obligation of GE Capital Mortgage Services, Inc. in the event of a breach of these representations and warranties will be to repurchase the mortgage loans in the trust fund giving rise to such breach.] [Describe variations, if any.]

                                        [The only obligations of GE Capital
                                   Mortgage Services, Inc. as servicer with respect to the certificates will consist of its contractual servicing and/or master servicing obligations, including any obligation under certain limited circumstances to make advances of delinquent installments of interest, adjusted to the weighted average rate at which interest accrues on certificates. You should refer to "The Pooling and Servicing
                                   Agreement--Assignment of Mortgage Loans,"
                                   "--Advances" and "--Purchase of Defaulted
                                   Mortgage Loans" in this prospectus
                                   supplement.]

                                        The mortgage loans will not be insured
                                   or guaranteed by any governmental entity or, except as described in this prospectus supplement, by any other person. To the extent that delinquent payments on or losses in respect of defaulted mortgage loans are not advanced by the servicer or any other entity [or paid from [describe applicable credit enhancement arrangement], the holders of one or more classes of certificates may experience delays in the distribution of payments. Further, the holders of one or more classes of certificates will bear the losses resulting from such delinquencies.]

There is no guarantee                  You will receive distributions on your
that you will receive              certificates after borrowers make payments of
distributions on your              interest and principal on the mortgage loans
certificates at any                in the trust fund. Because the borrowers are
specific rate or on any            free to make those payments faster than
specific dates                     scheduled, you may receive distributions
                                   faster than you expected. [In addition,
                                   borrowers on simple interest mortgage loans may make monthly payments earlier or later than the scheduled due date, which will result in slower or faster principal distributions to you.] There is no guarantee that you will receive principal distributions on your certificates at any specific rate or on any specific dates.

A number of the mortgage                Approximately % of the mortgage loans
loans are second-priority          (by aggregate principal balance as of ) will
mortgages                          be junior to a senior mortgage on the related
                                   property not held by the trust fund. If the holder of the senior mortgage forecloses on such a loan, the holder of the junior mortgage will receive only those amounts that are left over from the sale proceeds of the related property after paying off the senior mortgage in full. GE Capital Mortgage
                                   Services, Inc., as servicer, has the option of advancing the amount necessary to satisfy a defaulted senior mortgage and prevent foreclosure, but it has no obligation to do so and will not do so if it believes in good faith that the amount of any such advance will not be recoverable. In addition, in most states, the senior lender does not have to notify the junior lender of defaults on the senior loan, and in many states does not have to provide notice of the foreclosure proceeding. Your certificates will bear their allocable share of any losses arising from shortfalls in the sale proceeds of foreclosed properties.



[Balloon loans in the                   [Approximately % of the mortgage loans
mortgage pool are more             (by aggregate principal balance as of )
likely to default]                 included in the trust fund are mortgage loans
                                   that do not fully amortize over their terms.
                                   These loans are sometimes called "balloon loans" because they require a final payment on the maturity date that is typically much larger than the previous monthly payments.
                                   Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the degree of risk involved is greater. The ability of a borrower to refinance the loan or sell the related mortgaged property will depend upon a number of factors, including:

                                        o the level of available mortgage
                                   interest rates at the time of the refinancing or sale;

                                        o the borrower's equity in the related
                                   mortgaged property;

                                        o prevailing general economic
                                   conditions; and

                                        o the availability of credit for one- to
                                   four-family residential real properties
                                   generally.

                                        The trustee [and][,] GE Capital Mortgage
                                   Services, Inc. [and GE Capital Mortgage
                                   Funding Corporation] have no obligation to refinance any mortgage loan, and your certificates will bear any loss on a balloon loan that results from a mortgagor's inability to refinance such loan.




The yield on your certificates
will depend on a number of              The yield to maturity on your
factors certificates depends primarily on the purchase price of your certificate and the rate of principal payments on the mortgage loans in the trust fund. The yield on some classes of certificates[, such as the Class Certificates, which receive only distributions of interest,] is particularly sensitive to prepayment rates. [In addition, the yield on the Class Certificates, which receive only distributions of principal, is particularly sensitive to the effect of late monthly payments on simple interest mortgage loans.]

                                        Principal payments on the mortgage loans
                                   may be in the following forms:

                                        o scheduled payments;

                                        o voluntary prepayments by borrowers
                                   (such as, for example, prepayments in full due to refinancings, including refinancings made by GE Capital Mortgage Services, Inc. in the ordinary course of conducting its mortgage banking business, or prepayments in connection with biweekly payment programs, participation in which may also be solicited by GE Capital Mortgage Services, Inc.);

                                        o prepayments resulting from
                                   foreclosure, condemnation and other
                                   dispositions of the properties underlying the mortgage loans; and

                                        o payments resulting from repurchases by
                                   GE Capital Mortgage Services, Inc. under the circumstances described under the heading "The Pooling and Servicing Agreement" in this prospectus supplement and in the prospectus.

                                        Approximately % of the mortgage loans
                                   will be subject to a prepayment penalty, which may make prepayments on these loans less likely. However, [substantially all] of the prepayment penalties are scheduled to expire by . The servicer will retain prepayment penalties as part of its compensation.

                                        A number of social, economic, tax,
                                   geographic, demographic, legal and other factors may influence the rate of prepayments. One of the most significant factors is the prevailing interest rate. Generally, if prevailing interest rates were to fall significantly below the interest rates on the mortgage loans, the prepayment rate may increase. Conversely, if interest rates were to rise significantly above the interest rates on the mortgage loans, the prepayment rate may decline. For a description of other factors that may influence prepayments, see "Yield and Weighted Average Life Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.

                                        Although extensive data is available on
                                   the prepayment behavior of first-priority, one- to four-family purchase money mortgage loans, no equivalent data is available on the prepayment behavior of closed-end home equity loans, which are the type of mortgage loans underlying the certificates offered hereby. A number of factors suggest that the prepayment behavior of home equity loans is significantly different from that of other types of mortgage loans with equivalent interest rates and maturities, although these factors could give rise to prepayments on home equity loans at either a faster or slower rate than on first-priority, purchase money loans.

                                        The mortgage loans in the trust fund
                                   will not prepay at any constant rate, nor will all of the mortgage loans prepay at the same rate at any one time. Moreover, the timing of changes in the rate of prepayments may significantly affect your actual yield to maturity, even if the average rate of principal payments is consistent with your expectation. In general, the earlier a prepayment of principal the greater the effect on your yield to maturity. As a result, the effect on your yield caused by principal payments occurring at a rate higher (or lower) than the rate anticipated by you during the period immediately following the issuance of the certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

                                        See "Yield and Weighted Average Life
                                   Considerations" herein and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.

Delinquencies on the mortgage           [None] of the mortgage loans [is] 30
loans could affect your yield      days or more delinquent in payment as of .
                                   However, approximate % of the mortgage loans had been 30 days or more delinquent (but less than 60 days delinquent) in payment more than once during the 12 months preceding . See
                                   "Description of the Mortgage Pool and the Mortgaged Properties--The Mortgage Loans."
                                   The amount of future delinquent payments of interest on the mortgage loans (if they are not offset by advances from GE Capital
                                   Mortgage Services, Inc. may reduce the
                                   amounts distributable on your certificates.

[Rapid prepayments will                 [If you are the holder of a Class
reduce the yield on                Certificate, you will receive only
certain certificates               distributions of interest. Although you have
                                   no entitlement to principal distributions, your certificate will have a "notional" principal balance, which will be used to calculate the interest payable to you.
                                   Because prepayments on the underlying
                                   mortgage loans will reduce the notional
                                   principal balance on your certificate, the yield on your certificate is especially sensitive to prepayment rates. If prepayments, or early monthly payments on simple interest mortgage loans not offset by a reduction in the servicing compensation of GE Capital Mortgage Services, Inc., occur at a rate faster than anticipated, the yield on your certificate could be significantly lower than expected and, in some cases, you may be unable to recover your investment. Before purchasing a Class Certificate, you should fully consider the risks associated with such an investment. See "Yield and Weighted
                                   Average Life Considerations--Yield of the
                                   Class Certificates" in this prospectus
                                   supplement.]


[Slow prepayments will reduce the       [If you are the holder of a Class
yield on certain certificates]     Certificate, you will receive only
                                   distributions of principal, including your allocable share of principal prepayments. For this reason, the yield on your certificate is especially sensitive to prepayment rates and late monthly payments on simple interest mortgage loans. If prepayments occur at a rate slower than anticipated or late monthly payments on simple interest mortgage loans occur at a rate faster than anticipated, the yield on your certificate could be significantly lower than expected. Before purchasing a Class Certificate, you should fully consider the risks associated with such an investment. See "Yield and Weighted
                                   Average Life Considerations--Yield of the
                                   Class Certificates" in this prospectus
                                   supplement.]





[Certificates bought                    [The effect of an increase or decrease
at premiums and                    in the payment rate on the yield of your
discounts may receive              certificate will depend upon the degree to
a lower yield than                 which your certificate was purchased at a
expected]                          discount or premium. If you purchase a
                                   certificate at a premium over its original principal balance, [and especially in the case of the Class Certificates,] faster than anticipated rates of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than the anticipated yield. Conversely, if you purchase a certificate at a discount from its original principal balance, slower than anticipated rates of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than the anticipated yield and could result in an extension of the life of your certificate.
                                   See "Yield and Weighted Average Life
                                   Considerations" in this prospectus supplement and "Yield, Maturity and Weighted Average
                                   Life Considerations" in the prospectus.]

You may be unable to reinvest
distributions from the                  Rapid rates of prepayments on the
certificates in comparable         mortgage loans are likely to coincide with
investments                        periods of low prevailing interest rates.
                                   During such periods, the yields at which you may be able to reinvest amounts received as payments on your certificates may be lower than the yield on your certificates.
                                   Conversely, slow rates of prepayments on the mortgage loans are likely to coincide with periods of high rates. During such periods, the amount of payments available to you for reinvestment at such high rates may be relatively low. See "Yield and Weighted
                                   Average Life Considerations" in this
                                   prospectus supplement and "Yield, Maturity and Weighted Average Life Considerations" in the prospectus.





Prepayments may cause reductions        The actual interest rate on your
in interest distributions on       certificate may be less than the interest
your certificates                  rate stated on the cover page of this
                                   prospectus supplement. Unless you are the holder of a certificate that pays only principal, your certificate will be allocated certain shortfalls in interest payments on the underlying mortgage loans to the extent that GE Capital Mortgage Services, Inc. is not obligated to cover such shortfalls with compensating interest payments. Reductions in interest distributions to you will occur in the following circumstances:

                                        o Prepayments in full. When a
                                   self-amortizing mortgage loan is prepaid in full, the borrower pays interest only up to the date on which payment is made, rather than for an entire month. If a prepayment in full occurs in the period from the sixteenth day through the last day of the month, there will be a reduction in the following month's distribution of interest to you.

                                        o Partial prepayments. Borrowers may
                                   also prepay a portion of the principal owed on self-amortizing mortgage loans. The method by which those prepayments are credited to the outstanding balance of the mortgage loans will result in a shortfall in interest equal to one month's net interest on the prepaid amount and a reduction in interest distributions on the certificates. See "Yield and Weighted Average Life
                                   Considerations--Prepayments."

                                        o Reduction of interest rates on
                                   mortgage loans. Some borrowers who enter military service will be entitled to a reduction of interest rates on their mortgage loans under federal law. The result will be a shortfall in interest equal to the difference in the amounts payable at the original and reduced interest rates, which will reduce the interest distributions on the certificates.

                                        o Simple interest loans. Approximately %
                                   of the mortgage loans will be loans that accrue interest on a simple interest basis. The interest accrued on these loans depends on the number of days elapsed since the last payment on the loans. Thus, a borrower who makes a payment less than 30 days after the last payment on such a loan will owe less than 30 days' interest. Such shortfalls in interest, if they are not offset by a reduction in servicing compensation to GE Capital Mortgage Services, Inc. or by later collections on the mortgage loans, may reduce the yield of the certificates. In addition, the extent to which borrowers are early or late with their payments will affect the amount of principal distributable on the certificates.

                                        See "Description of the
                                   Certificates--Distributions on the
                                   Certificates."

[GE Capital Mortgage Services,          [If any borrower is delinquent in its
Inc. has a limited obligation      payment of interest on a mortgage loan
to make advances for borrower      included in the mortgage pool, GE Capital
                                   Mortgage Services, Inc. will be obligated to defaults]advance to the trust fund amounts to cover such shortfall. However, the amount of any such advance will not include amounts that GE Capital Mortgage Services, Inc.
                                   determines are unrecoverable from liquidation or insurance proceeds or other future collections on the delinquent loan. In addition, if GE Capital Mortgage Services,
                                   Inc. makes an advance and later determines in good faith that such advance will be unrecoverable, GE Capital Mortgage Services,
                                   Inc. will receive reimbursement for such advance from collections received from unrelated mortgage loans included in the mortgage pool. See "The Pooling and Servicing
                                   Agreement--Advances."

                                        GE Capital Mortgage Services, Inc. will
                                   not be obligated to advance delinquent
                                   installments of principal.

                                        Your certificates may bear losses to the
                                   extent that delinquencies and defaults are not covered by advances made by GE Capital Mortgage Services, Inc., and to the extent that payments on the mortgage loans are reduced by amounts reimbursed to GE Capital Mortgage Services, Inc. for prior unrecoverable advances. Such losses could affect the actual yield to maturity on your certificates.]

Geographic concentration                The geographic concentration of the
may affect the risk of             mortgaged properties securing the mortgage
loss on the underlying             loans in the trust fund may affect the yield
mortgage loans                     to maturity of your certificates. Certain
                                   geographic regions of the United States will experience from time to time weaker regional economic conditions and housing markets and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. In addition, certain states or regions may experience natural disasters, such as earthquakes, fires, floods and hurricanes, which may not be fully insured against and which may result in damage to the properties underlying the mortgage loans.

                                        Any deterioration in the real estate
                                   market or economy of any of the states in which a significant concentration of mortgaged properties is located may have a disproportionate impact on payments in respect of the mortgage loans in the trust fund. The resulting losses may reduce the yield to maturity on your certificates. The states where there are significant concentrations of mortgaged properties are identified under "Description Of The Mortgage Pool And The Mortgaged Properties--The Mortgage Loans."

[Investors in the                       [If you are the holder of a junior
junior certificates face a         certificate, the distributions of interest
higher risk of losses]             payable to you will be subordinate to the
                                   interest distributions payable to the senior certificates and to any class of junior certificates that ranks higher than your certificate. In addition, the principal portion of losses on the underlying mortgage loans will be first allocated to the junior certificates, in inverse order of priority, beginning with the Class B Certificates.
                                   Losses due to certain types of defaults, including those resulting from bankruptcies of mortgagors, fraud in the origination process, or uninsured physical damage to the mortgaged properties, are allocated exclusively to the junior certificates in inverse order of priority until these losses reach specified levels.

                                        If you hold a class of certificates that
                                   ranks junior to another class of
                                   certificates, you will be more likely than the holder of a certificate senior to you to experience losses as a result of losses or interest defaults on the underlying mortgage loans. You should refer to "Description of the Certificates--Allocation of Realized Losses on the Certificates" and "--Distribution on the
                                   Certificates--Allocation of Available
                                   Funds."]




[Subordination may not be
adequate to cover all losses]      [The subordination provided by the Class
                                   Certificates will provide credit enhancement for the certificates senior to such classes that are offered hereby. However, any credit enhancement will not provide protection against all risks of loss or all types of losses and will not guarantee repayment of the entire principal balance of and interest on the certificates.

                                        Although the senior certificates will
                                   have priority over the junior certificates with respect to interest distributions, principal distributions will depend on the actual amount of principal received on the mortgage loans in the month prior to the month of such distribution and not on any schedule of principal distributions in respect of either the senior certificates or the mortgage loans. Accordingly, the junior certificates will receive principal distributions even if there are defaults or delinquencies on the mortgage loans. The entitlement of the junior certificates to receive principal distributions will be reduced only to the extent of realized losses on the mortgage losses that are first allocated to the junior certificates.

                                        If losses occur which reduce the
                                   aggregate principal balance of the Class [M] and Class [B] Certificates to zero, the senior certificates will bear their allocable share of deficiencies. See "Description of the Certificates--Allocation of Realized Losses on the Certificates."

Optional termination of                [GE Capital Mortgage Services, Inc.] [GE
the trust fund may                 Capital Mortgage Funding Corporation] may, at
affect the yield on                its option, repurchase from the trust fund
your certificates                  all of the mortgage loans underlying the
                                   certificates on any distribution date after the total unpaid principal balance of the mortgage loans is less than [ ]% of the total unpaid principal balance of the mortgage loans as of the date of initial issuance of the certificates. This repurchase would result in the early retirement of the certificates. If the proceeds realized upon such early retirement are less than the total principal balance of all outstanding certificates plus accrued and unpaid interest, the resulting shortfall will be allocated among the certificates as described in this prospectus supplement.

                                        Because early retirement of the
                                   certificates will shorten the average life of the certificates, your yield may be less than anticipated [and may be significantly lower than expected if you own the Class Certificates, which pay only interest.]

The lack of a secondary                 The certificates will not be listed on
market may limit                   any securities exchange, and a secondary
your ability to resell             market for the certificates may not develop.
your certificates                  [Although the underwriter of this offering
                                   intends to create a secondary market for the certificates, it has no obligation to do so.]
                                   If a secondary market does develop, it may not continue or it may not be liquid enough to allow you to resell your certificates or to resell them at a price that will realize the desired yield.

The lack of physical                    You will not receive physical
certificates may cause             certificates for any of the certificates
delays in distributions            offered hereby except the Class [R]
and hinder liquidity               Certificates, and your interest in these
                                   certificates will instead be held in
                                   book-entry form through DTC and its direct and indirect participants and intermediaries.

                                        As a result of the book-entry format,
                                   you may experience some delay in your receipt of payments because the trustee will not send distributions directly to you. All distributions will instead be sent to DTC, which will credit those distributions to its participants and intermediaries, who will in turn credit your account.

                                        Moreover, because DTC can only act on
                                   behalf of its direct and indirect
                                   participants and intermediaries, the lack of physical certificates may limit your ability to pledge your certificates to persons or entities that do not participate in the DTC system. The lack of physical certificates may also reduce the liquidity of your certificates in the secondary market because some investors may be unwilling to purchase certificates which they cannot obtain in physical form.

Year 2000 computer readiness           Many computer systems and
                                   microprocessors with data functions
                                   (including those in non-information
                                   technology equipment and systems) use only two digits to identify a year in the date field with the assumption that the first two digits of the year are always "19." Consequently, on January 1, 2000, computers that are not year 2000 compliant may read the year as 1900 and malfunction.

                                        GE Capital Mortgage Services, Inc. has
                                   developed a plan, which is described in "Year 2000 Computer Readiness" in the prospectus, to become year 2000 compliant by mid-1999. GE Capital Mortgage Services, Inc. cannot guarantee, however, that its efforts to achieve year 2000 readiness will be fully effective. Moreover, it cannot guarantee that any of its third-party service providers, such as trustees, borrowers' banks, loan servicers and DTC, will be year 2000 ready.

                                        The failure of GE Capital Mortgage
                                   Services, Inc. or its third-party service providers to become fully year 2000 ready could disrupt, at least temporarily, the ability of GE Capital Mortgage Services, Inc. to carry out the servicing duties described in this prospectus supplement, including the calculation of amounts distributable on your certificates and the timely transfer of funds to the trustee for your benefit. This could adversely affect your investment in the certificates. See "Year 2000 Computer Readiness" in the prospectus for a more detailed discussion of this issue.

          DESCRIPTION OF THE MORTGAGE POOL AND THE MORTGAGED PROPERTIES

General

     The certificates comprising the series of certificates described in this prospectus supplement (the "Certificates") will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund"). The assets of the Trust Fund will consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity mortgage loans (the "Mortgage Loans"). The Mortgage Loans are secured by mortgages, deeds of trust or other security instruments (each, a "Mortgage") creating first [or second] liens on one- to four-family residential properties (the "Mortgaged Properties"). [GE Capital Mortgage Services, Inc. ("GECMSI")] [GE Capital Mortgage Funding Corporation ("Funding")] is depositing the assets in the Trust Fund ([GECMSI] [Funding] in such capacity, the "Depositor").

     Certain data with respect to the Mortgage Loans expected to be included in the Trust Fund are set forth below. A description of the final Mortgage Pool on a Current Report on Form 8-K (the "Definitive Description") will be available to purchasers of the Certificates at or before, and will be filed with the Securities and Exchange Commission within fifteen days after, the initial delivery of the Certificates offered hereby. The Definitive Description will indicate the extent to which the characteristics of the Mortgage Loans vary from those set forth herein. The Definitive Description will specify the precise aggregate Principal Balance (as defined herein) of the Mortgage Loans as of the Cut-off Date and will also include statistical data relating to the final Mortgage Loans comparable in scope to that set forth with respect to the expected Mortgage Pool on pages S- through S- of this prospectus supplement. The Definitive Description also will specify the original Class Certificate Principal Balance (or, in the case of the Class Certificates, the Notional Principal Balance) of each class of Certificates on the date of issuance of the Certificates, and [information regarding the exact amount of any forms of credit enhancement]. The Agreement (as defined herein) and its exhibits will be filed as an exhibit to the Definitive Description.

     The "Principal Balance" of a Mortgage Loan as of any Distribution Date is
(a) in the case of a Self-Amortizing Mortgage Loan, the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto as of the month preceding the month of such Distribution Date, before giving effect to any scheduled payments of principal due in such month and after giving effect to any principal prepayments in full received through and including the 15th day of such month from the related borrower (the "Mortgagor"), and (b) in the case of a Simple Interest Mortgage Loan, the unpaid principal balance thereof as of the calendar month preceding the month of such Distribution Date, before giving effect to the regularly scheduled payment due in such month and after giving effect to any principal prepayments in full received through and including the 15th day of such month from the Mortgagor. The Principal Balance of any Mortgage Loan as of the Cut-off Date will be the unpaid principal balance thereof as of such date. The "Due Date" for a Mortgage Loan is the date during any month on which a payment is first due.

     [All payments due on each Mortgage Loan on which at least one payment of principal and interest was due prior to the Cut-off Date will have been paid through the first day of the month preceding the Cut-off Date. The Mortgage Pool will include a substantial number of recently originated loans on which the first monthly payments are not due until the Cut-off Date or on a date subsequent to the initial issuance of the Certificates.]

     For a description of the underwriting standards generally applicable to the Mortgage Loans, see "The Home Equity Loan Program" herein.

The Mortgage Loans

     The Mortgage Loans will have an aggregate Principal Balance as of the Cut-off Date, after application of payments of principal due on or before such date, of approximately $ . This amount is subject to a permitted variance such that the aggregate Principal Balance thereof will not be less than $ or greater than $ .

     The interest rates borne by the Mortgage Loans (the "Mortgage Rates") are expected to range % to % per annum, and the weighted average Mortgage Rate as of the Cut-off Date of such Mortgage Loans is expected to be between % and % per annum. The original principal balances of the Mortgage Loans are expected to range from $ to $ and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is expected to be approximately $ after application of payments due on or before the Cut-off Date. It is expected that the month and year of the earliest origination date of any Mortgage Loan will be and the month and year of the latest scheduled maturity date of any such Mortgage Loan will be
 . All of the Mortgage Loans will have original terms to maturity of to years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date are expected to range from approximately months to months, and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is expected to be approximately months. It is expected that approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off
Date) will be loans that have original terms to maturity that are shorter than their amortization schedules, leaving final payments ("Balloon Payments") due on the maturity dates that are significantly larger than other monthly payments (such loans, "Balloon Loans"). The weighted average remaining term to stated maturity of the Balloon Loans is expected to be approximately months. The Home Equity Loan-to-Value Ratios (as defined herein) of the Mortgage Loans at origination are expected to range from approximately % to %, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is expected to be approximately %. The Second-Lien Combined Loan-to-Value Ratio (as defined herein) of the second-lien Mortgage Loans at origination is expected to range from approximately % to %, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is expected to be approximately %.

     No more than approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) will be secured by Mortgaged Properties located in any one postal zip code area.

     No more than approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) are expected to have been originated under the NIV program (as described herein). Approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) will be "Consumer Direct" loans (as described herein) originated by GECMSI with borrowers who currently have loans serviced by GECMSI. In addition, no more than approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) are expected to have been originated under the Streamlined Portfolio program (as described herein). See "The Home Equity Loan Program--Underwriting Procedures Relating to Home Equity Loans" herein.

     [At the time that GECMSI originated or acquired approximately % of the first-lien Mortgage Loans (by Principal Balance as of the Cut-off Date) expected to be included in the Mortgage Pool, GECMSI also originated or acquired second-lien mortgage loans secured by the same Mortgaged Properties. These second-lien mortgage loans are not included in the Mortgage Pool. The weighted average Home Equity Loan-to-Value Ratio of these first-lien Mortgage Loans is expected to be approximately %. The weighted average total combined loan-to-value ratio (the "Total Combined Loan-to-Value Ratio") of these first-lien Mortgage Loans (representing the ratio of the sum of the original principal balance of each such Mortgage Loan and the related second-lien mortgage loan to the appraised value of the related Mortgaged Property taken into account at the time of origination) is expected to be approximately %.]

     Approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) are expected to be purchase-money loans used by the borrowers to acquire the related Mortgaged Properties.

     Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans expected to be included therein, subject to the variance described herein (the sum of the balances may not equal 100% due to rounding):



                         Cut-off Date Principal Balances

                                                                                              Percentage of
       Range of Cut-off Date                    Number of              Cut-off Date       Cut-off Date Aggregate
         Principal Balance                    Mortgage Loans        Principal Balance       Principal Balance
         -----------------                    --------------        -----------------       -----------------

         $                                                         $                                       %



                                 Mortgage Rates

                                                                                              Percentage of
       Range of Cut-off Date                    Number of              Cut-off Date       Cut-off Date Aggregate
         Principal Balance                    Mortgage Loans        Principal Balance       Principal Balance
         -----------------                    --------------        -----------------       -----------------

                         %                                           $                                    %


                 Geographic Distribution of Mortgaged Properties

                                                                                              Percentage of
                                                Number of              Cut-off Date       Cut-off Date Aggregate
               State                          Mortgage Loans        Principal Balance       Principal Balance
               -----                          --------------        -----------------       -----------------

                                                                    $                                       %



                           Priority of Mortgage Loans

                                                                                              Percentage of
                                                Number of              Cut-off Date       Cut-off Date Aggregate
             Priority                         Mortgage Loans        Principal Balance       Principal Balance
             --------                         --------------        -----------------       -----------------
First-priority
Second priority                                                                 $                           %
         Total



                               Year of Origination

                                                                                                   Percentage of
                                                     Number of              Cut-off Date       Cut-off Date Aggregate
             Year of Origination                   Mortgage Loans        Principal Balance       Principal Balance
             -------------------                   --------------        -----------------       -----------------

                                                                            $                                    %



           Months Remaining to Stated Maturity as of the Cut-off Date

              Number of Months                                                                     Percentage of
                  Remaining                          Number of              Cut-off Date       Cut-off Date Aggregate
             in Stated maturity                    Mortgage Loans        Principal Balance       Principal Balance
             ------------------                    --------------        -----------------       -----------------


                                                                            $                                    %



                       Types of Mortgaged Properties[(1)]
                                                                                                   Percentage of
                                                     Number of              Cut-off Date       Cut-off Date Aggregate
                Property Type                      Mortgage Loans        Principal Balance       Principal Balance


                                                                            $                                    %
[(1) Approximately     % of the single-family detached units will be manufactured homes.]


                                         Use of Mortgaged Properties(1)
                                                                                                   Percentage of
                                                     Number of              Cut-off Date       Cut-off Date Aggregate
                  Priority                         Mortgage Loans        Principal Balance       Principal Balance
                  --------                         --------------        -----------------       -----------------
Primary residence
Non-primary residence[(2)]                                                  $                                    %
         Total
(1) Based on information supplied by the Mortgagor in the loan application.
[(2) GECMSI believes that the majority of the non-primary residences are investment properties.]


                                 [Second-Lien Combined Loan-to-Value Ratio(1)(2)
                                        (for second-lien Mortgage Loans)
                                                 Mortgage Rates]
                                                                                                   Percentage of
            Range of Second-Lien                     Number of              Cut-off Date       Cut-off Date Aggregate
        Combined Loan-to-Value Ratios              Mortgage Loans        Principal Balance       Principal Balance
        -----------------------------              --------------        -----------------       -----------------

                                           %                                $                                    %
     [(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien
     Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage
     Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).]

     [(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans is expected to be approximately %.]






                                        Home Equity Loan-to-Value Ratio(1)(2)
                                                                                                   Percentage of
            Range of Home-Equity                     Number of              Cut-off Date       Cut-off Date Aggregate
            Loan-to-Value Ratios                   Mortgage Loans        Principal Balance       Principal Balance
            --------------------                   --------------        -----------------       -----------------


                                           %                                $                                    %

     (1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value [(or, with respect to approximately % of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price)] of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

     (2) The weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans is expected to be approximately %. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is expected to be approximately % and %, respectively.


                          Home Equity Loan Ratio(1)(2)
                        (for second-lien Mortgage Loans)
                                                     Number of                                     Percentage of
            Range of Home-Equity                Mortgage Loans in a         Cut-off Date       Cut-off Date Aggregate
                 Loan Ratios                    Second-Lien Position     Principal Balance       Principal Balance
                 -----------                    --------------------     -----------------       -----------------

                                           %                                $                                    %

     (1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien mortgage loan at the time such Mortgage Loan was originated.

     (2) The weighted average of the Home Equity Loan Ratios of the second-lien
     Mortgage Loans is expected to be approximately %.


                                                      Loan Type
                                                                                                   Percentage of
                                                     Number of              Cut-off Date       Cut-off Date Aggregate
                    Type                           Mortgage Loans        Principal Balance       Principal Balance
                    ----                           --------------        -----------------       -----------------

Fully amortizing                                                            $                                    %
Balloon
         Total


                           Months Remaining to Stated Maturity as of the Cut-off Date
                                               (for Balloon Loans)

         Number of Months Remaining                  Number of                                     Percentage of
             to Stated Maturity                       Balloon               Cut-off Date       Cut-off Date Aggregate
             as of Cut-off Date                    Mortgage Loans        Principal Balance       Principal Balance
             ------------------                    --------------        -----------------       -----------------




                                                                            $                                    %

     The following describes certain delinquency characteristics as of the Cut-off Date of the Mortgage Loans expected to comprise the Mortgage Pool:

     None of the Mortgage Loans is days or more delinquent in payment as of the Cut-off Date.

     [During the 12 months preceding the Cut-off Date, Mortgage Loans, with an aggregate Principal Balance as of the Cut-off Date of approximately $ and comprising approximately % of the Mortgage Pool (by Principal Balance as of the Cut-off Date), had been delinquent in payment for a period of at least 30 days (but less than 60 days) two or more times.] See "Delinquency, Foreclosure and Loan Loss Experience of GECMSI's Home Equity Loan Servicing Portfolio" herein.


Terms of the Mortgage Loans

     The Mortgage Loans accrue interest on a simple interest basis ("Simple Interest Mortgage Loans") or a self-amortizing basis ("Self-Amortizing Mortgage Loans"). Approximately % of the Mortgage Loans are expected to be Self-Amortizing Mortgage Loans, and approximately % of the Mortgage Loans are expected to be Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

     For Simple Interest Mortgage Loans, the amount of the loan is amortized over a series of equal monthly payments. Each monthly interest payment is calculated by multiplying the outstanding principal balance of the loan by the stated interest rate. Such product is then multiplied by a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made and the denominator of which is either 365 or 360, depending on applicable state law. Payments received on a Simple Interest Mortgage Loan are applied first to interest accrued to the date payment is received and second to reduce the unpaid principal balance of the Mortgage Loan. Accordingly, if a Mortgagor makes a payment on the Mortgage Loan less than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be less than 30 days' interest, and the amount of principal repaid in such month will be correspondingly greater. Conversely, if a Mortgagor makes a payment on the Mortgage Loan more than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be greater than 30 days' interest, and the amount of principal repaid in the month will be correspondingly reduced. As a result, based on the payment characteristics of a particular Mortgagor, the principal due on the final Due Date of a Simple Interest Mortgage Loan may vary from the principal payment that would be made if payments for such Mortgage Loan were always made on their Due Dates.

     For Self-Amortizing Mortgage Loans, interest will be calculated based on a 360-day year of twelve 30-day months. When a full prepayment of principal is made on a Self-Amortizing Mortgage Loan during a month, the Mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid. When a partial prepayment of principal is made on a Self-Amortizing Mortgage Loan (other than an Early Installment as defined herein) during a month, the Mortgagor generally is not charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

     If a Mortgagor pays more than one installment on a Simple Interest Mortgage Loan at a time, the regular installment will be treated as described above. However, the entire amount of the additional installment will be treated as a receipt of one or more regular principal payments and applied to reduce the principal balance of the related Mortgage Loan. Although each such Mortgagor will not be required to make the next monthly installment, interest will continue to accrue on the principal balance of such Mortgage Loan, as reduced by the application of the early installment. As a result, when such Mortgagor pays the next required installment on a Simple Interest Mortgage Loan, such payment may be insufficient to cover the interest that has accrued since the last payment by the Mortgagor. Notwithstanding such insufficiency, such Mortgage Loan would be considered to be current. This situation would continue until the monthly installments are once again sufficient to cover all accrued interest and to reduce the principal balance of such Mortgage Loan. Depending on the principal balance and interest rate of the related Mortgage Loan and on the number of installments paid early, there may be extended periods of time during which Simple Interest Mortgage Loans in respect of which such additional installments have been made are not amortizing and are considered current.

     It is expected that approximately % of the Mortgage Loans will be Balloon Loans. Upon the maturity of a Balloon Loan, the Mortgagor will be required to make a Balloon Payment, which will be significantly larger than such Mortgagor's previous monthly payments. The ability of a Mortgagor to make the Balloon Payment and to repay such a Mortgage Loan at maturity frequently will depend on such Mortgagor's ability to refinance such Mortgage Loan. Any loss on a Balloon Loan as a result of the Mortgagor's inability to refinance such loan will be borne by Certificateholders.

     The various Mortgage Loans have different Due Dates throughout each month based on their respective loan closing dates. The monthly Due Date for each Mortgage Loan is fixed at loan closing, except that all Mortgagors who are current in their loan payments have one opportunity during the life of their loans to change their respective monthly Due Dates to a date up to fifteen days later than their respective original Due Dates. GECMSI will service Mortgage Loans whose Due Dates have been so moved based on the new Due Dates and will require the Mortgagors to pay a one-time interest charge, which GECMSI will retain as servicing compensation, for the number of days that the Due Date has been extended. However, GECMSI, as servicer, will advance interest to the Trust Fund based on the original payment Due Dates for the life of any Mortgage Loans that have become subject to such a change in Due Date, subject to any determination by GECMSI that an advance made on such a Mortgage Loan is a Nonrecoverable Advance (as defined herein). See "The Pooling and Servicing Agreement--Advances" herein.

     Borrowers may prepay their loans, in whole or in part, at any time. It is expected that no more than approximately % of the Mortgage Loans, by Principal Balance as of the Cut-off Date, required the Mortgagor to pay a prepayment premium that had not expired as of the Cut-off Date. Prepayment premiums are generally expected to range from % to % of the principal amount prepaid and substantially all of the prepayment premiums are scheduled to expire by the end of .

                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Agreement") to be dated as of the first day of the month of creation of the Trust Fund (the "Cut-off Date"), between GECMSI, as [Depositor and] servicer [, Funding, as Depositor,] and , as trustee (the "Trustee"). Reference is made to the prospectus for important additional information regarding the terms and conditions of the Agreement and the Certificates. The Certificates will be issued in the classes offered hereby[, together with the Class Certificates, none of which are offered hereby,] and in the aggregate original Certificate Principal Balance of approximately $ subject to a permitted variance such that the aggregate Certificate Principal Balance thereof will not be less than $ or greater than $ . Any such variance will be allocated so as to approximate the material characteristics of the classes of Certificates described herein.

     As described below, [each class of Certificates offered hereby [other than the [Class Certificates and the] Class R [and Class RL] Certificates ([together,] the "Residual Certificates")]] will be issued in book-entry form, and beneficial interests therein will be held by investors through the book-entry facilities of the Depository (as defined below), in minimum denominations in Certificate Principal Balance [or Notional Principal Balance, as the case may be,] of $ and in integral multiples of $1,000 in excess thereof. [The Class Certificates will be issued in certificated form in minimum denominations of $ and integral multiples of $1,000 in excess thereof.] [The Residual Certificates will [each] be issued in certificated form as a single Certificate per class representing the entire Class Certificate Principal Balance thereof.] Notwithstanding the minimum denominations of the Certificates described herein, one Certificate of each class other than the Residual Certificates may be issued in a lower amount. Notwithstanding the integral multiple requirements described above, one Certificate of each class [other than the Residual Certificates] may evidence an additional amount equal to the remaining Class Certificate Principal Balance [or Notional Principal Balance] thereof.

[Book-Entry Certificates

     Each class of the Certificates offered hereby [other than the [Class Certificates and the] Residual Certificates] (the "Book-Entry Certificates") will be registered as a single certificate held by a nominee of The Depository Trust Company (together with any successor depository selected by the Depositor, the "Depository"). Beneficial interests in the Book-Entry Certificates will be held by investors through the book-entry facilities of the Depository, as described herein. The Depositor has been informed by the Depository that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Book-Entry Certificates. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate").

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of the Depository (or of a participating firm (each, a "Participant") that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Certificate. Beneficial ownership of a Book-Entry Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and Participants.

     The Depository, which is a New York-chartered limited purpose trust company, performs services for its Participants, some of which (and/or their representatives) own the Depository. In accordance with its normal procedures, the Depository is expected to record the positions held by each Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing the Depository and Participants as in effect from time to time.

     Distributions of principal of and interest on the Book-Entry
Certificates will be made on each Distribution Date by the Trustee to the Depository. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable Participants in accordance with the Depository's normal procedures. Each Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     As a result, under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments. Because the Depository can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

     The Depository has advised the Depositor and the Trustee that, unless and until Definitive Certificates are issued, the Depository will take any action permitted to be taken by a holder of a Certificate (a "Certificateholder") under the Agreement only at the direction of one or more Financial Intermediaries to whose Depository accounts the Book-Entry Certificates are credited. The Depository may take conflicting actions with respect to other Book-Entry Certificates to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the related Book-Entry Certificates, or their nominees, rather than to the Depository, only if (a) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Depositor or the Trustee is unable to locate a qualified successor; (b) the Depositor, at its sole option, elects to terminate the book-entry system through the Depository; or (c) after the occurrence of an Event of Default (as described in the accompanying prospectus) beneficial owners of the Book-Entry Certificates aggregating not less than 51% of the aggregate voting rights allocated thereto advise the Trustee and the Depository through the Financial Intermediaries in writing that the continuation of a book-entry system through the Depository (or a successor thereto) is no longer in the best interests of beneficial owners of the Certificates.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through the Depository of Definitive Certificates. Upon surrender by the Depository of the global certificate or certificates representing the Certificates and instructions for re-registration, the Trustee will issue the Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement. Following the issuance of Definitive Certificates, distribution of principal and interest on the Certificates will be made by the Trustee directly to holders of Definitive Certificates in accordance with the procedures set forth in the Agreement.

     [Description of transfer restrictions applicable to Definitive Certificates issued in respect of ERISA-restricted classes]].

[The Non-Book-Entry Certificates

     The [Class Certificates and the] Residual Certificates ([together,] the "Non-Book-Entry Certificates") will be issued in fully-registered, certificated form. The Non-Book-Entry Certificates will be transferable and exchangeable on a Certificate Register to be maintained at the corporate trust office in the city in which the Trustee is located or such other office or agency maintained for such purposes by the Trustee in New York City. Under the Agreement, the Trustee will initially be appointed as the Certificate Registrar. No service charge will be made for any registration of transfer or exchange of the Residual Certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required by the Trustee. The Residual Certificates will be subject to certain restrictions on transfer. See "--Restrictions on Transfer of the Residual Certificates" herein.

     Distributions of principal and interest, if any, on each Distribution Date on the Non-Book-Entry Certificates will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month immediately preceding the month of such Distribution Date. Distributions will be made by check or money order mailed to the person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder to the Trustee, by wire transfer to a United States depository institution designated by such Certificateholder and acceptable to the Trustee or by such other means of payment as such Certificateholder and the Trustee may agree; provided, however, that the final distribution in retirement of the Non-Book-Entry Certificates will be made only upon presentation and surrender of such Certificates at the office or agency of the Trustee specified in the notice to the holders thereof of such final distribution.]

Available Funds

     The amount of funds ("Available Funds") in respect of the Mortgage Pool that will be available for distribution to holders of the Certificates on each Distribution Date is as described in the accompanying prospectus under "Servicing of the Mortgage Loans and Contracts--Loan Payment Record," except as described below.

     The portion of Available Funds for any Distribution Date representing payments received on account of principal of the Mortgage Loans is the "Available Principal Funds," and the portion of Available Funds for any Distribution Date representing payments received on account of interest on the Mortgage Loans is the "Available Interest Funds."

         Notwithstanding the foregoing:

          o any Simple Interest Payment or any advance by GECMSI in respect of delinquent interest payments on a Mortgage Loan as described herein relating to a Distribution Date will be included in the Available Interest Funds for such Distribution Date;

          o any Nonrecoverable Advances (as defined herein) reimbursed to GECMSI will be deducted from Available Interest Funds; and

          o the Available Principal Funds for any Distribution Date will include principal payments in respect of the Mortgage Loans that are actually received by GECMSI as servicer during the calendar month immediately preceding such Distribution Date, except that principal prepayments in full with respect to any Mortgage Loan will be included in the Available Principal Funds as provided under "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" in the Prospectus.

Distributions on the Certificates

         Interest. Interest on the Certificates will be distributed monthly on each Distribution Date commencing in in an aggregate amount equal to the Available Interest Funds for such Distribution Date.

     [Description of priority of interest distribution among classes].

     The "Simple Interest Shortfall Percentage" is, with respect to any Class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the Accrued Certificate Interest for all Classes, in each case with respect to such Distribution Date.

     Interest will accrue on the Certificates offered hereby [(other than the Class Certificates)] at the respective fixed Certificate Interest Rates set forth on the cover hereof during each applicable Interest Accrual Period. The "Interest Accrual Period" for each class of Certificates entitled to distributions of interest [other than the Class Certificates] will be the one-month period ending on the last day of the month preceding the month in which a Distribution Date occurs. [The "Interest Accrual Period" for the Class Certificates will be the one-month period commencing on the day of the month preceding the month in which a Distribution Date occurs and ending on the day of the month of such Distribution Date.] Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     [Description of interest rate on floating-rate Certificates and other Certificates, if applicable.]

     The "Weighted Average Net Mortgage Rate" for any Interest Accrual Period is the weighted average (by Principal Balance) of the Net Mortgage Rates on the Mortgage Loans as of the first day of such Interest Accrual Period as determined by GECMSI as servicer. Any Mortgage Loans which have been prepaid in full (or, in the case of a Mortgage Loan master-serviced by GECMSI, of which GECMSI receives notice) on or prior to the fifteenth day of the month in which such Interest Accrual Period occurs will not be included in the above calculation. The "Net Mortgage Rate" of any Mortgage Loan equals the Mortgage Rate of such Mortgage Loan net of the applicable Servicing Fee (as defined herein). See "The Pooling and Servicing Agreement--Servicing Compensation, Compensating Interest and Payment of Expenses" herein. The Weighted Average Net Mortgage Rate for the first Interest Accrual Period will be the weighted average (by Principal Balance) of the Net Mortgage Rates on the Mortgage Loans as of the Cut-off Date and is expected to be approximately % per annum.

     The "Accrued Certificate Interest" for any Certificate [(other than a Class Certificate)] for any Distribution Date will equal the interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Certificate Principal Balance [(or, in the case of a Class Certificate, the Notional Principal Balance)] of such Certificate immediately prior to such Distribution Date, less such Certificate's share of any allocable Net Interest Shortfall (as defined below), the interest portion of any Excess Losses (as defined herein) allocable to Certificateholders through the Cross-Over Date and, after the Cross-Over Date, the interest portion of Realized Losses allocable to Certificateholders including Excess Losses.

     [The "Certificate Principal Balance" of any Certificate as of any Distribution Date will equal such Certificate's Certificate Principal Balance on the Closing Date as reduced, but not below zero, by (a) all amounts distributed on previous Distribution Dates on such Certificate on account of principal, (b) the principal portion of all Realized Losses in respect of the Mortgage Loans in the related Mortgage Pool previously allocated to such Certificate and (c) in the case of a Junior Certificate, such Certificate's pro rata share, if any, of the Junior Certificate Writedown Amount for previous Distribution Dates. As of any Distribution Date, the "Junior Certificate Writedown Amount" will equal the amount by which the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the Certificates on such Distribution Date) exceeds the aggregate Principal Balance of the Mortgage Loans on the first day of the month of such Distribution Date.]

     [Description of Notional Principal Balances of relevant classes of Certificates, if applicable].

     The "Net Simple Interest Shortfall" for any Distribution Date will be equal to the excess, if any, of (i) 30 days' interest at the weighted average of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the applicable Interest Accrual Period, as determined by GECMSI, as servicer, on an amount equal to the aggregate Principal Balance of the Simple Interest Mortgage Loans with respect to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months, over (ii) the amount of interest received by GECMSI as servicer in the month preceding the month in which such Distribution Date occurs in respect of such Simple Interest Mortgage Loans, net of the related Servicing Fees. The "Net Simple Interest Excess" for any Distribution Date will be the excess, if any, of the amount set forth in clause (ii) of the preceding sentence over the amount set forth in clause (i) of the preceding sentence. For this purpose, the amount of interest received in respect of the Simple Interest Mortgage Loans in any month shall be deemed (a) to include any advances of interest made by GECMSI as servicer in such month in respect of such Simple Interest Mortgage Loans, and (b) to be reduced by any amounts paid to GECMSI as servicer in such month in reimbursement of advances previously made by GECMSI in respect of such Simple Interest Mortgage Loans (including Simple Interest Mortgage Loans that, at the time of reimbursement, are no longer part of the Trust Fund).

     The "Unpaid Net Simple Interest Shortfall" for any Distribution Date will be equal to the excess, if any, of (i) any Net Simple Interest Shortfall for such Distribution Date, over (ii) any Simple Interest Payment (as defined under "The Pooling and Servicing Agreement--Simple Interest Payments" herein) for such Distribution Date.

     With respect to any Distribution Date, the "Net Interest Shortfall" will equal the excess of the aggregate Interest Shortfalls with respect to such Distribution Date over the Compensating Interest Payment (as defined under "The Pooling and Servicing Agreement--Servicing Compensation, Compensating Interest and Payment of Expenses" herein), if any, for such Distribution Date.

     With respect to any Distribution Date, an "Interest Shortfall" in respect of a Self-Amortizing Mortgage Loan will result from (i) any voluntary prepayment of principal in full on such Mortgage Loan received from the sixteenth day (or, in the case of the first Distribution Date, from the Cut-off Date) through the last day of the month preceding such Distribution Date and (ii) any partial prepayment of principal on such Mortgage Loan by the Mortgagor during the month preceding such Distribution Date. With respect to any Distribution Date, an "Interest Shortfall" in respect of either a Self-Amortizing Mortgage Loan or a Simple Interest Mortgage Loan will result from a reduction in the interest rate on such Mortgage Loan due to the application of the Soldiers' and Sailors' Civil Relief Act of 1940 whereby, in general, members of the Armed Forces who entered into mortgages prior to the commencement of military service may have the interest rates on those mortgage loans reduced for the duration of their active military service. See "Certain Legal Aspects of the Mortgage Loans and Contracts--The Mortgage Loans--Soldiers' and Sailors' Civil Relief Act" in the prospectus. As to any Distribution Date and any Self-Amortizing Mortgage Loan with respect to which a prepayment in full has occurred as described above, the resulting "Interest Shortfall" generally will equal the difference between (a) one month's interest at the Net Mortgage Rate on the Principal Balance of such Mortgage Loan, and (b) the amount of interest at the Net Mortgage Rate actually received with respect to such Mortgage Loan. In the case of a partial prepayment in respect of a Self-Amortizing Mortgage Loan, the resulting "Interest Shortfall" will equal one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment.

     Any Net Interest Shortfall, the interest portion of any Excess Losses through the Cross-Over Date and, after the Cross-Over Date, the interest portion of any Realized Losses (see "--Allocation of Losses on the Certificates")] will, on each Distribution Date, be allocated among all the outstanding Certificates, other than the Class Certificates, in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfall and losses.

     [If Available Funds are insufficient on any Distribution Date to distribute the aggregate Accrued Certificate Interest on the [Senior] Certificates, the interest portion of any Realized Losses (other than Excess Losses) occurring prior to the Cross-Over Date will not be allocated among any Certificates, but will reduce the amount of Available Interest Funds on the related Distribution Date. As a result of the subordination of the Junior Certificates in right of distribution, such losses will be borne first by the Junior Certificates (to the extent then outstanding) in inverse order of priority.]

     If the Available Interest Funds are insufficient on any Distribution Date to distribute the aggregate Accrued Certificate Interest on the Senior Certificates (after taking into account any related Unpaid Net Simple Interest Shortfall), any shortfall in available amounts will be allocated among the Classes of Senior Certificates in proportion to the amounts of Accrued Certificate Interest otherwise distributable thereon. The amount of any such undistributed Accrued Certificate Interest (including any related Unpaid Net Simple Interest Shortfalls) will be added to the amount to be distributed in respect of interest on the Senior Certificates on subsequent Distribution Dates in accordance with priority second under "--Interest" above. No interest will accrue on any Accrued Certificate Interest remaining undistributed from previous Distribution Dates.

     Principal. Principal on the Certificates will be distributed monthly on each Distribution Date commencing in in an aggregate amount equal to the Available Principal Funds for such Distribution Date.

     [Description of determination of interest rate index for floating-rate Certificates, if applicable].

     Example of Distributions. For an example of hypothetical distributions on the Certificates for a particular Distribution Date, see "Description of the Certificates--Example of Distributions" in the accompanying prospectus.

Allocation of Realized Losses on the Certificates.

     A "Realized Loss" with respect to a Mortgage Loan is (i) a Bankruptcy Loss (as defined below) or (ii) as to any Liquidated Mortgage Loan the unpaid principal balance thereof plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of liquidation less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related Mortgaged Property. A "Liquidated Mortgage Loan" is any defaulted Mortgage Loan as to which GECMSI has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

     In the event of a personal bankruptcy of a Mortgagor, the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property and could reduce the secured debt to such value. In such case, the holder of such Mortgage Loan would become an unsecured creditor to the extent of the difference between the outstanding principal balance of such Mortgage Loan and such reduced secured debt (such difference, a "Deficient Valuation").

     A "Bankruptcy Loss" with respect to any Mortgage Loan is a Deficient Valuation.

     A "Fraud Loss" is any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

     A "Special Hazard Loss" is a Realized Loss attributable to damage or a direct physical loss suffered by a Mortgaged Property (including any Realized Loss due to the presence or suspected presence of hazardous wastes or substances on a Mortgaged Property) other than any such damage or loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under the Agreement or any loss due to normal wear and tear or certain other causes.

     [Description of allocation of losses among Certificates.]

     [Because the aggregate Notional Principal Balance of the Class Certificates will be equal to the Class Certificate Principal Balance from time to time of the Class Certificates, any Realized Losses that are applied to reduce the Class Certificate Principal Balance of the Class Certificates will also reduce by an equivalent amount the Notional Principal Balance of the Class Certificates. As a result, the amount of interest distributable on the Class Certificates would be reduced.]

     All allocations of Realized Losses with respect to the Mortgage Loans will be accomplished on a Distribution Date by reducing the applicable Class Certificate Principal Balance by the appropriate pro rata share of any such losses occurring during the month preceding the month of such Distribution Date and, accordingly, will be taken into account in determining the distributions of principal and interest on the Certificates commencing on the following Distribution Date.

     [The interest portion of all Realized Losses will be allocated among the outstanding classes of Certificates to the extent described under "--Distributions on the Certificates--Interest" above.]

     [For a discussion of the allocation of certain unanticipated recoveries in respect of principal of a Mortgage Loan which had previously been allocated as a loss to any class of Certificates, see "Servicing of the Mortgage Loans and Contracts -- Unanticipated Recoveries of Losses on the Mortgage Loans" in the accompanying prospectus.]

[Additional Rights of the Residual Certificateholders

     In addition to distributions of principal and interest, [(a)] the holders of the Class [R] Certificates will be entitled to receive (i) the amount, if any, of Available Funds remaining in the [Certificate Account] [Upper-Tier REMIC] on any Distribution Date after distributions of interest and principal are made on the Certificates on such date, together with any unanticipated recoveries received by GECMSI in the calendar month preceding the month of such Distribution Date and not otherwise allocated to the other classes of Certificates as described in "Servicing of the Mortgage Loans and Contracts--Unanticipated Recoveries of Losses on the Mortgage Loans" in the accompanying prospectus, and (ii) the proceeds, if any, of the assets of the Trust Fund remaining in the Upper-Tier REMIC on the final Distribution Date for the Certificates, after the Class Certificate Principal Balances of all Classes of the Certificates [(other than the Class RL Certificates)] have been reduced to zero [and (b) the holders of the Class RL Certificates will be entitled to receive (i) the amount, if any, of Available Funds remaining in the Lower-Tier REMIC on any Distribution Date after distributions of principal and interest on the Lower-Tier regular interests and the Class RL Certificates are made on such date and (ii) the proceeds, if any, of the assets of the Trust Fund remaining in the Lower-Tier REMIC after the regular interests in the Lower-Tier REMIC and the Class Certificate Principal Balance of the Class RL Certificates have been reduced to zero.] It is not anticipated that any material assets will be remaining in the Trust Fund for such distributions at any such time. See "Federal Income Tax Consequences--Residual Certificates" herein.]

[Subordination

     [Description of subordination of certain classes of Certificates, if applicable.]]

[Restrictions on Transfer of the Residual Certificates

     The Residual Certificates will be subject to the restrictions on transfer described in the prospectus under "Federal Income Tax Consequences--REMIC Certificates--Transfers of Residual Certificates--Disqualified Organizations," "--Foreign Investors" and "--Noneconomic Residual Interests." In addition, the Agreement provides that the Residual Certificates may not be acquired by an ERISA Plan. The Residual Certificates will contain a legend describing the foregoing restrictions.]

                 YIELD AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

Yield

     The effective yield on the Certificates will depend upon, among other things, the price at which the Certificates are purchased and the rate and timing of payments of principal (including both scheduled and unscheduled payments) of the Mortgage Loans underlying the Certificates.

     The yields to investors will be sensitive in varying degrees to the rate of prepayments on the Mortgage Loans. The extent to which the yield to maturity of a Certificate is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium. In the case of Certificates purchased at a premium, [and especially in the case of the Class Certificates,] faster than anticipated rates of principal payments on the Mortgage Loans could result in actual yields to investors that are lower than the anticipated yields. In the case of Certificates purchased at a discount, slower than anticipated rates of principal payments on the Mortgage Loans could result in actual yields to investors that are lower than the anticipated yields and could result in an extension of the weighted average lives of such Certificates.

     Rapid rates of prepayments on the Mortgage Loans are likely to coincide with periods of low prevailing interest rates. During such periods, the yields at which an investor in the Certificates may be able to reinvest amounts received as payments on the investor's Certificates may be lower than the yield on such Certificates. Conversely, slow rates of prepayments on the Mortgage Loans are likely to coincide with periods of high rates. During such periods, the amount of payments available to an investor for reinvestment at such high rates may be relatively low.

     The Mortgage Loans will not prepay at any constant rate, nor will all of the Mortgage Loans prepay at the same rate at any one time. The timing of changes in the rate of prepayments may affect the actual yield to an investor, even if the average rate of principal prepayments is consistent with the investor's expectation. In general, the earlier a prepayment of principal on a Mortgage Loan, the greater the effect on the yield to an investor in the Certificates. As a result, the effect on the yield of principal prepayments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates is not likely to be offset by a later equivalent reduction (or increase) in the rate of principal prepayments. [Describe allocation of principal payments.]

     The yields on the Certificates will be adversely affected if any Unpaid Net Simple Interest Shortfalls occur in respect of the related Mortgage Loans. See "Description of the Certificates--Distributions on the Certificates--Interest" herein.

     The effective yield to holders of Certificates [(other than the Class Certificates)] will be lower than the yield otherwise produced by the applicable Certificate Interest Rate and the applicable purchase prices thereof because, while interest will accrue from the first day of each month, the distribution of such interest will not be made until the 25th day (or if such day is not a business day, the immediately following business day) of the month following the month of accrual. In addition, the effective yield on the Certificates will be affected by any Net Interest Shortfall and the interest portion of certain losses. See "Description of the Certificates" herein.

[The Class     Certificates

     The Certificate Interest Rate for the Class Certificates on any Distribution Date other than the first Distribution Date will equal the lesser of (a) % per annum and (b) the Weighted Average Net Mortgage Rate on the Mortgage Loans. As a result, payments of principal (including prepayments) of the Mortgage Loans having Net Mortgage Rates which exceed the Weighted Average Net Mortgage Rate on the Mortgage Loans may reduce the Certificate Interest Rate and yield on the Class Certificates. The Net Mortgage Rates of such Mortgage Loans are expected to range from approximately % to % per annum initially, and under certain scenarios it is likely that principal payments will be concentrated among Mortgage Loans with higher Net Mortgage Rates, thus potentially reducing the Certificate Interest Rate on the Class Certificates. The Weighted Average Net Mortgage Rate on the Mortgage Loans as of the Cut-off Date is expected to be approximately % per annum.]

Principal Distributions; Prepayments

     The rate of distribution of principal of the Certificates [(and the aggregate amount of interest payable on the Class Certificates)] will be affected primarily by the amount and timing of principal payments received on or in respect of the related Mortgage Loans. Such principal payments will include scheduled payments and disproportionately high principal payments arising from early payments of monthly installments on Simple Interest Mortgage Loans as well as voluntary prepayments by borrowers (such as, for example, prepayments in full due to refinancings, including refinancings made by GECMSI in the ordinary course of conducting its mortgage banking business, some of which refinancings may be solicited by GECMSI, or prepayments in connection with biweekly payment programs, participation in which may be solicited by GECMSI) and prepayments resulting from foreclosure, condemnation and other dispositions of the Mortgaged Properties, and from repurchase by GECMSI of any Mortgage Loan as to which there has been a material breach of warranty or defect in documentation (or deposit of certain amounts in respect of delivery of a substitute Mortgage Loan therefor). See "Yield, Maturity and Weighted Average Life Considerations" in the prospectus. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time. It is expected that no more than approximately % of the Mortgage Loans, by Principal Balance as of the Cut-off Date, required the Mortgagor to pay a prepayment premium that had not expired as of the Cut-off Date. Substantially all of the prepayment premiums are scheduled to expire by the end of . Any prepayment premiums received by GECMSI will be retained as servicing compensation.

     A number of social, economic, tax, geographic, demographic, legal and other factors may influence prepayments of the Mortgage Loans. These factors may include the age of such Mortgage Loans, the geographic distribution of the Mortgaged Properties, the payment terms of such Mortgage Loans, the characteristics of the borrowers, homeowner mobility, economic conditions generally and in the geographic area in which the Mortgaged Properties are located, enforceability of due-on-sale clauses, prevailing interest rates in relation to the interest rates on such Mortgage Loans, the availability of mortgage funds, the use of the properties as second or vacation homes, the extent of the mortgagors' net equity in the Mortgaged Properties, tax-related considerations and, where investment properties are securing such Mortgage Loans, the availability of other investments. The rate of principal payment may also be subject to seasonal variations.

     GECMSI is not aware of any publicly available studies relating to the prepayment of home equity mortgage loans substantially similar to the Mortgage Loans. A number of factors suggest that the prepayment behavior of a pool of closed-end home equity loans may be significantly different from that of a pool of first-priority, one- to four-family, purchase money mortgage loans with equivalent interest rates and maturates, although these factors could give rise to prepayments on home equity loans at either a faster or slower rate than prepayments on first-priority, purchase money mortgage loans. No assurance can be given as to the rate at which prepayments will be made on the Mortgage Loans. The yields on and the weighted average lives of the Certificates will depend in part on the rate of principal payments, including prepayments, received in respect of the Mortgage Loans. See "Risk Factors--The Mortgage Loans--Prepayment Considerations" herein.

     The rate of principal prepayments on pools of conventional mortgage loans has fluctuated significantly in recent years. Generally, if prevailing interest rates were to fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans would be expected to prepay at higher rates than if prevailing rates were to remain at or above the interest rates on the Mortgage Loans. Conversely, if interest rates were to rise significantly above the interest rates on the Mortgage Loans, the Mortgage Loans would be expected to prepay at lower rates than if prevailing rates were to remain at or below the interest rates on the Mortgage Loans.

     Voluntary prepayments in full of principal on the Mortgage Loans received by GECMSI (or, in the case of Mortgage Loans master-serviced by GECMSI, of which GECMSI receives notice) from the first day through the fifteenth day of each month (other than the month of the Cut-off Date) are passed through to the Certificateholders in the month of receipt or payment. Voluntary prepayments of principal in full received from the sixteenth day (or, in the case of the month of the Cut-off Date, from the Cut-off Date) through the last day of each month, and all voluntary partial prepayments of principal on the Self-Amortizing Mortgage Loans (including the principal portion of Early Installments (as defined below)) are passed through to the Certificateholders in the month following the month of receipt or payment. Any prepayment of a Mortgage Loan or liquidation of a Mortgage Loan (by foreclosure proceedings or by virtue of the purchase of a Mortgage Loan in advance of its stated maturity as required or permitted by the Agreement) will generally have the effect of passing through to the Certificateholders principal amounts [(or, in the case of the Class Certificates, reducing the Notional Component Principal Balance or the Notional Principal Balance thereof, as the case may be)] which would otherwise be passed through (or reduced) in amortized increments over the remaining term of such Mortgage Loan.

     [Describe allocation of prepayments among the classes of certificates.]

     If a Mortgagor on a Self-Amortizing Mortgage Loan both (x) pays more than one installment at a time and (y) designates such additional installment as an advance installment of a scheduled principal and interest payment (an "Early Installment"), the principal portion of such Early Installment will also be passed through as principal in reduction of the Certificate Principal of such Certificates on the Distribution Date immediately following the calendar month in which such payment was received. A portion of each Early Installment equal to the aggregate amount of interest due in each month (other than the month of payment) covered by such Early Installment will be retained by GECMSI, as servicer, pending payment to Certificateholders. An amount equal to the interest due in each month covered by such Early Installment will be passed through to Certificateholders on the Distribution Date immediately following such month.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest ("Prepayment Interest") on the days in the month actually elapsed up to the date of such prepayment, at a daily interest rate (determined by dividing the Mortgage Rate by 360) which is applied to the principal amount of the loan so prepaid. When such a prepayment is made during the period from the sixteenth day through the last day of any month (and from the Cut-off Date through the fifteenth day of the month of the Cut-off Date), such Prepayment Interest is passed through to the Certificateholders [(other than the holders of the Class Certificates)] in the month following its receipt and the amount of interest thus distributed to Certificateholders, to the extent not offset by a Compensating Interest Payment or a Simple Interest Payment (each as defined herein), will be less than the amount which would have been distributed in the absence of such prepayment. The payment of a claim under certain insurance policies or the purchase of a defaulted Mortgage Loan by a private mortgage insurer may also cause a reduction in the amount of interest passed through. Shortfalls described in this paragraph will be borne by Certificateholders to the extent described herein. See "Description of the Certificates--Distributions on the Certificates--Interest" herein.

     [Any partial prepayment of a Self-Amortizing Mortgage Loan will be applied to the balance of the related Mortgage Loan as of the first day of the month of receipt, will be passed through to the Certificateholders in the following month and, to the extent not offset by a Compensating Interest Payment, will reduce the aggregate amount of interest distributable to the Certificateholders in such month in an amount equal to 30 days of interest at the related Net Mortgage Rate on the amount of such prepayment.]

Payments on Simple Interest Mortgage Loans

     Approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) are expected to be Simple Interest Mortgage Loans. In addition to principal prepayments in full, the making of a payment on a Simple Interest Mortgage Loan in any month less than 30 days after the previous payment may result in the collection of less than 30 days' interest on such Mortgage Loan in such month. Conversely, if a payment on a Simple Interest Mortgage Loan in any month is made more than 30 days after the previous payment, the collection of interest on such Mortgage Loan for such month may be greater than 30 days' interest on such Mortgage Loan. In the event that a Mortgagor makes a monthly payment prior to its Due Date, GECMSI will be required to make a Simple Interest Payment (up to the amount of its Servicing Fee, less any Compensating Interest Payments and certain other amounts described herein) to compensate for any resulting Net Simple Interest Shortfall. See "The Pooling and Servicing Agreement--Simple Interest Payments" herein. Any shortfalls in interest attributable to the receipt of payments on Simple Interest Mortgage Loans less than 30 days after the previous payment, to the extent not offset by a Simple Interest Payment or excess interest received with respect to Simple Interest Mortgage Loans which pay more than 30 days after the previous payment, will produce a lower yield on the related Certificates than would otherwise be the case. In addition, the extent to which Simple Interest Mortgage Loans experience early or late payments will correspondingly change the amount of principal received during a month and accordingly may change the amount of principal to be distributed on the related Distribution Date.

     If a Mortgagor on a Simple Interest Mortgage Loan pays more than one installment at a time, the entire amount of the additional installment will be treated as a regular principal payment and will be passed through as principal on the related Certificates on the Distribution Date immediately following the calendar month in which such payment was received. Because each such Mortgagor will not be required to make the next regularly scheduled installment, interest will continue to accrue on the principal balance of the related Mortgage Loan, as reduced by the application of the early installment. As a result, when such Mortgagor on a Simple Interest Mortgage pays the next required installment, the installment so paid may be insufficient to cover the interest that has accrued since the last payment by such Mortgagor. Notwithstanding such insufficiency, the related Mortgage Loan would be considered to be current (although GECMSI may be required to make a Simple Interest Payment, to the limited extent described herein). In addition, other than its obligation to make any required Simple Interest Payment, GECMSI will not be required to advance the amount of such insufficiency. This situation will continue until the installments are once again sufficient to cover all accrued interest and to reduce the Principal Balance of such Mortgage Loan. Depending on the Principal Balance and Mortgage Rate of the Simple Interest Mortgage Loans that pay early and on the number of installments that are paid early, there may be extended periods of time during which such Mortgage Loans that are not amortizing are nonetheless considered current. See "Description of the Mortgage Pool and the Mortgaged Properties--Terms of the Mortgage Loans."

     [Description of yield sensitivity of any interest-only, principal-only, floating-rate or subordinated classes of Certificates, if applicable.]

Final Payment Considerations

     The rate of payment of principal of the Certificates will depend on the rate of payment of principal of the related Mortgage Loans (including prepayments, defaults, delinquencies and liquidations) which, in turn, will depend on the characteristics of such Mortgage Loans, the level of prevailing interest rates and other economic, geographic, social and other factors, and no assurance can be given as to the actual payment experience. As of the Cut-off Date, the month and year of the latest scheduled maturity of a Mortgage Loan is expected to be . In addition, to the extent delinquencies and defaults are not covered by advances made by GECMSI [or offset by the effect of the subordination of certain Certificates (the "Junior Certificates")], delinquencies and defaults could affect the actual maturity of the Certificates offered hereby. [The hypothetical scenario discussed below includes assumptions about the characteristics of the Mortgage Loans which will differ from the actual characteristics thereof.]

Weighted Average Lives of the Certificates

     The weighted average life of a Certificate is determined by (a) multiplying the reduction, if any, in the Certificate Principal Balance thereof on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate reductions in the Certificate Principal Balance of such Certificate.

     The weighted average lives of the Certificates will be affected, to varying degrees, by the rate of principal payments on the related Mortgage Loans, the timing of changes in such rate of payments and the priority sequence of distributions of principal of such Certificates. The interaction of the foregoing factors may have different effects on the various classes of the Certificates and the effects on any class may vary at different times during the life of such class. Further, to the extent the prices of a class of Certificates represent discounts or premiums to their respective original Class Certificate Principal Balances, variability in the weighted average lives of such classes of Certificates could result in variability in the related yields to maturity.

     The weighted average lives of the Certificates will be affected, to varying degrees, by the rate of principal payments on the related Mortgage Loans, the timing of changes in such rate of payments and the priority sequence of distributions of principal of such Certificates. The interaction of the foregoing factors may have different effects on the various Classes of the Certificates and the effects on any Class may vary at different times during the life of such Class. Further, to the extent the prices of Classes of Certificates represent discounts or premiums to their respective original Class Certificate Principal Balances, variability in the weighted average lives of such Classes of Certificates could result in variability in the related yields to maturity.

     The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption") which represents an assumed, variable annualized rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. The model does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Prepayment Assumption assumes that a pool of loans prepays in the first month at a constant prepayment rate that corresponds to one-tenth of the percentage rate that applies in the tenth month and increases by an additional one-tenth each month thereafter until the tenth month. A [20]% Prepayment Assumption assumes constant prepayment rates of [2.0]% per annum of the then outstanding principal balance of the Mortgage Loans in the first month following the origination of such Mortgage Loans and an additional [2.0]% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of such mortgage loans, a [20]% Prepayment Assumption assumes a constant prepayment rate of [20]% per annum each month.

     As used in the table below, 0% Prepayment Assumption assumes prepayment rates equal to a 0% of the Prepayment Assumption, i.e., no prepayments. Prepayment Assumptions of %, %, % and % represent assumed, variable rates of prepayments determined on the same basis as a [20]% Prepayment Assumption, with %, %, % and % and %, %, % and %, as applicable, substituted for [20]% and [2.0]%, respectively, in the calculation. The model does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

     [Discussion of yield considerations relating to planned amortization class, targeted amortization class or other scheduled balance Certificates, if applicable.]

     Table of Certificate Principal Balances. The following table sets forth the percentages of the initial Class Certificate Principal Balance of each class of Certificates offered hereby that would be outstanding after each of the dates shown at the specified constant percentages of the Prepayment Assumption and the corresponding weighted average life of each such class of Certificates. [The figures in the table are based on the actual characteristics of the Mortgage Loans expected to be included in the Mortgage Pool. The Mortgage Loans are expected to have a weighted average Mortgage Rate of approximately % per annum and a weighted average scheduled remaining term to maturity of approximately months as of the Cut-off Date, with a weighted average Mortgage Loan age of approximately months.] For purposes of calculations under the columns at the indicated percentages of the Prepayment Assumption [(other than 0% of the Prepayment Assumption)] set forth in the table, it is assumed with respect to the Mortgage Loans (the "Modeling Assumptions") that [(i) the distributions in respect of the Certificates are made and received in cash on the 25th day of each month commencing in , (ii) such Mortgage Loans prepay at the specified constant percentages of the Prepayment Assumption, (iii) the aggregate outstanding principal balance of such Mortgage Loans as of the Cut-off Date is $ , (iv) no defaults or delinquencies in the payment by Mortgagors of principal of and interest on such Mortgage Loans are experienced and GECMSI does not repurchase any such Mortgage Loans as permitted or required by the Agreement,
(v) [GECMSI] does not exercise its option to repurchase all the Mortgage Loans in the Trust Fund as described under the caption "The Pooling and Servicing Agreement--Termination" herein, (vi) scheduled monthly payments on such Mortgage Loans are received on the Due Dates in each month, and are computed prior to giving effect to prepayments received in the prior month, (vii) prepayments representing payment in full of individual Mortgage Loans are received on the last day of each month (commencing ) and include 30 days' interest thereon, and no Interest Shortfalls occur in respect of the Mortgage Loans, (viii) the scheduled monthly payment for each such Mortgage Loan has been calculated based on its outstanding balance, interest rate and remaining term to maturity such that such Mortgage Loan will amortize in amounts sufficient to repay the remaining balance of such Mortgage Loan by its remaining term to maturity (except with respect to Balloon Payments), (ix) if the Mortgage Loan is a Balloon Loan, the last payment made on such Mortgage Loan is made on its Due Date together with 30 days' interest thereon and, therefore, no Interest Shortfall results from such final payment, (x) the initial Class Certificate Principal Balance and Certificate Interest Rate for each Class of Certificates offered hereby are as indicated on the cover page hereof, (xi) the date of the initial issuance of the Certificates is , (xii) the amount distributable to Certificateholders is not reduced by the incurrence of any expenses by the Trust Fund, (xiii) the Mortgage Pool consists of Mortgage Loans having the characteristics set forth below, (xiv) the Net Mortgage Rate of each Mortgage Loan equals the Mortgage Rate for such Mortgage Loan, less % per annum, and (xv) no Net Simple Interest Shortfalls or Net Simple Interest Excesses occur with respect to the Simple Interest Loans.

     For purposes of the tables on the following pages it is also assumed that the Mortgage Pool consists of Mortgage Loans having the following characteristics:


                           Original                                     Remaining
                         Amortization                       Net       Amortization    Remaining Term
                            Term to         Current      Mortgage         Term          to Maturity         Age
  Amortization Type      Maturity (in       Balance        Rate        (in months)      (in months)     (in months)
                            months)




     [The information under the columns set forth in the table at 0% of the Prepayment Assumption was calculated on the basis of the assumptions set forth in clauses (i), (iii) through (vi) and (viii) through (xi) of the preceding sentence and the additional assumptions that (i) each Mortgage Loan has an original and remaining term to maturity of months, (ii) each such Mortgage Loan bears interest at a rate of % per annum, and (iii) no prepayments are experienced on such Mortgage Loans.]

     It is not likely that the Mortgage Loans will prepay at a constant level of the Prepayment Assumption. [In addition, because certain of such Mortgage Loans will have remaining terms to maturity and will bear interest at rates that are different from those assumed, the actual Class Certificate Principal Balance of each class of Certificates outstanding at any time and the actual weighted average life of each class of such Certificates may differ from the corresponding information in the table for each indicated percentage of the Prepayment Assumption. Furthermore, even if all the Mortgage Loans prepay at the indicated percentages of the Prepayment Assumption and the weighted average mortgage interest rate and weighted average remaining term to maturity of such Mortgage Loans were to equal the weighted average mortgage interest rate and weighted average remaining term to maturity of the assumed Mortgage Loans, due to the actual distribution of remaining terms to maturity and interest rates among the Mortgage Loans, the actual Class Certificate Principal Balance of each class of Certificates outstanding at any time and the actual weighted average life of each class of such Certificates would differ (which difference could be material) from the corresponding information set forth in the following table.] [In addition, if the actual characteristics of the Mortgage Loans included in the Mortgage Pool differ from those used in calculating the percentages set forth in the tables, the actual class Certificate Principal Balance of each class of Certificates outstanding at any time and the actual weighted average life of each class of Certificates would differ (which difference would be material) from the corresponding information in the tables for each indicated percentage of the Prepayment Assumption.]

             Percent of Original Class Certificate Principal Balance
                         Outstanding of the Certificates


                          Class                       Class                       Class                           Class
                  Prepayment Assumption       Prepayment Assumption       Prepayment Assumption           Prepayment Assumption

Distribution    0%     %     %    %     %   0%    %     %     %    %    0%     %    %     %    %    0%      %      %      %      %
                --   - -   - -   --   - -   --   --    --    --   --    --    --   --    --   --    --     --     --     --     --
Date


Initial         100  100   100   100  100   100  100   100   100  100   100   100  100   100  100   100    100    100    100    100
Percentage

 [Annual Distribution Dates]

Weighted Average Life (in years)(1)


(1) The weighted average life of a Certificate is determined by (a) multiplying the reduction, if any, in the Certificate Principal Balance thereof on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the initial Certificate Principal Balance of such Certificate.


                       GE CAPITAL MORTGAGE SERVICES, INC.

     GECMSI, a wholly-owned subsidiary of GE Capital Mortgage Corporation, is a New Jersey corporation originally incorporated in 1949. The principal executive office of GECMSI is located at Three Executive Campus, Cherry Hill, New Jersey 08002, telephone (609) 661-6100. For a general description of GECMSI and its activities, see "GE Capital Mortgage Services, Inc." in the accompanying prospectus.

                          THE HOME EQUITY LOAN PROGRAM

General

     GECMSI is engaged in the business of acquiring and servicing residential mortgage loans secured by liens on one- to four-family homes. GECMSI originates, acquires and services closed-end, fixed rate and adjustable rate, first-and second-lien home equity mortgage loans ("Home Equity Loans"). GECMSI originates Home Equity Loans through its retail lending program and acquires Home Equity Loans through its wholesale program. "Retail loans" are generally originated through mortgage brokers eligible to refer Home Equity Loan applications to GECMSI. Such loans are generally underwritten by GECMSI and processed primarily by the mortgage broker and closed by GECMSI in GECMSI's name. It is expected that approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) will be retail loans that were originated by GECMSI. "Wholesale loans" are purchased from approved correspondent lenders, and in negotiated transactions from other third parties. Home Equity Loans acquired from correspondent lenders are generally closed in the name of the applicable correspondent lenders and are subsequently sold and assigned to GECMSI. Correspondent lenders selling Home Equity Loans to GECMSI are generally required to follow GECMSI's loan underwriting policies, which are described below, or, with respect to Home Equity Loans acquired by GECMSI from correspondent lenders in negotiated transactions, GECMSI underwrites such Home Equity Loans in accordance with GECMSI's loan underwriting policies before acquiring them. It is expected that approximately % of the Mortgage Loans by Principal Balance as of the Cut-off Date will be wholesale loans that will have been originated by correspondent lenders. It is expected that the remaining Mortgage Loans (approximately % by Principal Balance as of the Cut-off Date) will be "Consumer Direct" loans originated by GECMSI with borrowers who currently have loans serviced by GECMSI. [It is expected that % (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will have been acquired from other third parties in negotiated transactions.]

Underwriting Procedures Relating to Home Equity Loans

     GECMSI's underwriting procedures are intended to evaluate the prospective mortgagor's credit standing and ability to repay the Home Equity Loan, as well as the value and adequacy of the underlying mortgaged property that serves as collateral for the Home Equity Loan.

     All Home Equity Loan applications received by GECMSI are subject to a credit investigation. As part of such investigation, GECMSI (i) reviews at least two independent credit bureau reports (which may consist of a merged report),
(ii) obtains verification of employment, which generally includes a current pay stub and the borrower's most recent W-2 form or federal tax return (or, for self-employed individuals, tax returns from the previous two years), (iii) conducts a title search and (iv) obtains an independent appraisal of the property, as described further below. In addition, GECMSI generally obtains a written or telephone verification of the current first-lien mortgage loan balance and payment history.

     After the investigation is completed, a decision is made to accept or reject the loan application. Generally, borrowers must have a debt-to-income ratio not greater than 60% for their application to be approved.

     GECMSI generally has not made first-lien Home Equity Loans with a Home Equity Loan-to-Value Ratio exceeding 90%. However, the Total Combined Loan-to-Value Ratio may exceed 90% in cases where GECMSI substantially simultaneously made or acquired a second-lien Home Equity Loan secured by the related Mortgaged Property to certain borrowers with high credit ratings, as in the case of certain first-lien Mortgage Loans included in the Mortgage Pool, as described under "Description of the Mortgage Pool and the Mortgaged Properties--The Mortgage Loans" herein. GECMSI also generally has not made second-lien Home Equity Loans when the Second-Lien Combined Loan-to-Value Ratio has exceeded 85%, except in connection with its "High LTV" program, under which GECMSI has originated or acquired second-lien Home Equity Loans with Second-Lien Combined Loan-to-Value Ratios of up to 100%. Under the High LTV program, certain borrowers with high credit ratings have been permitted to borrow up to $50,000 under second-lien mortgage loans with Second-Lien Combined Loan-to-Value Ratios not exceeding 90% and up to an amount generally not exceeding $35,000 under second-lien mortgage loans with Second-Lien Combined Loan-to-Value Ratios not exceeding 100%. It is expected that no more than approximately % of the Mortgage Loans as of the Cut-off Date will have been originated under the High LTV program. GECMSI's determination of an acceptable Total Combined Loan-to-Value Ratio or Second-Lien Combined Loan-to-Value Ratio, as the case may be, for a particular Home Equity Loan application is based on the credit rating of the borrower, the quality, condition and appreciation history of the related property and prospective market conditions with regard to such property.

     GECMSI classifies Home Equity Loans on the basis of the credit histories of the borrowers. At origination, the credit histories of the borrowers with respect to approximately % of the Mortgage Loans (by Principal Balance as of the Cut-off Date) did not satisfy GECMSI's criteria for classification in its highest generic category. Mortgage Loans classified in lower categories may experience a higher rate of payment default than Mortgage Loans classified in the highest category.

     Certain Home Equity Loans may be originated under GECMSI's No Income Verification ("NIV") program. In order to qualify for the NIV program, a borrower generally must have a debt-to-income ratio of no greater than 50%, a Total Combined Loan-to-Value Ratio or Second-Lien Combined Loan-to-Value Ratio, as the case may be, of no greater than 80% and a high credit rating. The credit investigation of an applicant for a loan under the NIV program is generally the same as described above, except that the income of the borrower will not be verified.

     Certain Home Equity Loans (approximately % by Principal Balance as of the Cut-off Date) which are Consumer Direct Loans may be originated under GECMSI's streamlined portfolio ("Streamlined Portfolio") program. Under the Streamlined Portfolio program, if GECMSI is currently the servicer of a borrower's first-lien mortgage loan, GECMSI may originate a second-lien Home Equity Loan that requires only a title search and a title bring-down to determine such Home Equity Loan's lien position at the time of closing. No new title insurance will be required to close such second-lien Home Equity Loans. No more than approximately % (by aggregate Principal Balance as of the Cut-off Date) of the Mortgage Loans will be second-lien Home Equity Loans originated without new title insurance under the Streamlined Portfolio program. With respect to appraisals under the Streamlined Portfolio program, if GECMSI is currently the servicer of a borrower's first-lien mortgage loan which is being refinanced by a first-lien Home Equity Loan and the original appraisal is less than twelve months old, generally either a copy of the original appraisal and a recertification of value or a "drive-by" appraisal will be required to close such first-lien Home Equity Loan. In the case of a second-lien Home Equity Loan with a principal balance not in excess of $100,000, if GECMSI is currently the servicer of a borrower's first-lien mortgage loan, generally only a "drive-by" appraisal with comparable photos will be required to close such second-lien Home Equity Loan. Notwithstanding the two preceding sentences, a Home Equity Loan under the Streamlined Portfolio program will not be eligible for a "drive-by" appraisal if the mortgaged property underlying such Home Equity Loan is in a geographical area designated as a soft housing market, as determined by GECMSI in its sole discretion, from time to time. None of the Mortgage Loans will be second-lien Home Equity Loans originated with a "drive-by" appraisal under the Streamlined Portfolio program.

     For further information respecting the underwriting standards applicable to Home Equity Loans, see "The Trust Fund--The Mortgage Loans--Loan Underwriting Policies" in the Prospectus.

          DELINQUENCY, FORECLOSURE AND LOAN LOSS EXPERIENCE OF GECMSI'S
                      HOME EQUITY LOAN SERVICING PORTFOLIO

     The following tables set forth certain information concerning the delinquency and foreclosure (including pending foreclosures) experience on Home Equity Loans included in GECMSI's servicing portfolio (the "Servicing Portfolio").

                                     As of December 31,           As of December 31,           As of December 31,
                                          1995                         1996                         1997
                                   By No.       By Dollar       By No.       By Dollar       By No.       By Dollar
                                     of         Amount of         of         Amount of         of         Amount of
                                    Loans         Loans          Loans         Loans          Loans         Loans
                                                                 (dollar amounts in
                                                                     thousands)
Total Home Equity Loan               36,154    $2,080,928         40,130    $2,626,039         48,826    $2,975,681
                                     ======    ==========         ======    ==========         ======    ==========
portfolio....

Period of Delinquency(1)...............
   One payment(2)...................... 491      $25,631            751       $40,502            783       $45,052
   Two payments(2)......................118.       5,883            169         9,643            278        16,911
   Three payments or more(3)........... 562       35,483            760        47,918          1,234        80,319
                                        ---        ------            ---        ------          -----        ------

Total delinquent loans................1,171       $66,997          1,680       $97,883          2,295      $142,282
                                        =====     =======          =====       =======          =====      ========

Percent of portfolio....................3.24%       3.22%          4.19%        3.73%          4.70%         4.78%




                                            As of September 30,         As of September 30,
                                                      1997                        1998
                                              By No.      By Dollar       By No.      By Dollar
                                                of        Amount of         of        Amount of
                                              Loans         Loans         Loans         Loans
                                              -----         -----         -----         -----
                                                             (dollar amounts in
                                                                 thousands)
Total Home Equity Loan portfolio....                     $                           $


Period of Delinquency(1)............
   One payment(2)...................                     $                           $
   Two payments(2)..................
   Three payments or more(3)........

Total delinquent loans..............                     $                           $


Percent of portfolio................                  %             %             %             %


     (1) The indicated periods of delinquency are based on the number of days past due on a contractual basis. No Home Equity Loan is considered delinquent for these purposes until after the monthly anniversary of its contractual due date (e.g., a mortgage loan with a payment due on January 1st would first be considered one payment delinquent after February 1st). The delinquencies reported above were determined as of the dates indicated.

     (2) Includes loans for which the borrowers are in bankruptcy.

     (3) Includes all loans in foreclosure and loans for which the borrowers are in bankruptcy.


                                                                         As of December 31,
                                                        1995                    1996                   1997
                                                        ----                    ----                   ----
                                                                   (Dollar amounts in thousands)
Total Home Equity Loan portfolio..........             $2,080,928              $2,626,039             $2,975,681
Foreclosed loans (Real estate owned ("REO")
     properties(1)........................     $            7,732  $                9,189  $               5,505
Foreclosure ratio.........................                  0.37%                   0.35%                  0.18%


                                                                                    As of September 30,
                                                                                1997                   1998
                                                                                ----                   ----
                                                                                (Dollar amounts in thousands)

Total Home Equity Loan portfolio.................................       $                   $
Foreclosed loans (Real estate owned ("REO") properties(1)........       $                   $
Foreclosure ratio................................................                        %                     %


     (1) Foreclosed loans represent the amount of funds invested by GECMSI or an investor, in properties, the title to each of which has been acquired by GECMSI or investors following foreclosure or delivery of a deed in lieu of foreclosure, and which have not been liquidated at the end of the period indicated. The amount of funds invested by GECMSI for a property includes the principal balance of the related Home Equity Loan, interest paid to investors through the date of the repurchase of such loan from an investor pool and expenses associated with foreclosing on such loan, and maintaining and selling the related property. The length of time necessary to complete the liquidation of such mortgaged properties may be affected by prevailing economic conditions and the marketability of the mortgaged properties.

     The following tables set forth certain information concerning net loan loss experience of GECMSI for the indicated periods, with respect to Home Equity Loans included in its Servicing Portfolio. Net Losses for each period below have been calculated to equal (a) with respect to second-lien mortgage loans written off as uncollectible, the principal amount of such loan, net of any subsequent recoveries, together with legal and other fees and expenses associated with monitoring the foreclosure of the related first lien, which expenses were incurred prior to GECMSI's decision to write off such second-lien mortgage loan as uncollectible, and (b) with respect to foreclosed properties liquidated during the period, the principal amount of the related mortgage loans less the net proceeds of the sale of the related properties, together with expenses associated with maintaining, repairing and selling such properties. Net Losses also include the amount of interest paid to investors through the date of repurchase of the mortgage loans referred to in (a) and (b) above from an investor pool.


                                                                      Year Ended December 31,
                                                        1995                    1996                   1997
                                                        ----                    ----                   ----
                                                                   (Dollar amounts in thousands)

Number of Home Equity Loans serviced......                 36,154                  40,130                 48,826
Aggregate loan balance of Home Equity Loans
     serviced.............................             $2,080,928              $2,626,039             $2,975,681
Net losses(2):
   By dollar amount.......................                 $9,734                  $8,756                 $8,210
   Percentage(3)..........................                  0.47%                   0.33%                  0.28%



                                                                              Nine Months Ended September 30,
                                                                                1997                   1998
                                                                                ----                   ----

Number of Home Equity Loans serviced.............................
Aggregate loan balance of Home Equity Loans serviced.............       $                   $
Net losses(2):...................................................
   By dollar amount                                                     $                   $
   Percentage(1)                                                                         %                     %

(1) As of the end of the indicated period.

(2) Net loss data is given with respect to Home Equity Loans serviced by GECMSI, other than Home Equity Loans as to which certain third-party investors, pursuant to contractual arrangement, assume responsibility for the liquidation and ultimate disposition of the Mortgaged Properties securing such Home Equity Loans generally after the foreclosure process is completed. As of December 31, 1995, December 31, 1996 and December 31, 1997 approximately 30%, 32% and 23%, respectively (by aggregate loan balance), of GECMSI's Home Equity Loan servicing portfolio included loans subject to these arrangements.

(3) As a percentage of aggregate year-end balance.


     The delinquency and foreclosure experience set forth above is historical and is based on the servicing of mortgage loans that may not be representative of the Mortgage Loans in the Mortgage Pool. Consequently, there can be no assurance that the delinquency and foreclosure experience on the Mortgage Loans in the Mortgage Pool will be consistent with the data set forth above. The Servicing Portfolio, for example, includes mortgage loans having a wide variety of payment characteristics (e.g., simple interest mortgage loans, self-amortizing mortgage loans and balloon loans), mortgage loans secured by first and second liens on mortgaged properties and mortgage loans secured by mortgaged properties in geographic locations that may not be representative of the geographic locations of the Mortgage Loans in the Mortgage Pool. The Servicing Portfolio also includes mortgage loans originated in accordance with GECMSI's then-applicable underwriting policies as well as mortgage loans not originated in accordance with such policies but as to which GECMSI's had acquired the related servicing rights.

     The Servicing Portfolio includes many mortgage loans which have not been outstanding long enough to have seasoned to a point where delinquencies would be fully reflected. In the absence of such substantial continuous additions of servicing for recently originated mortgage loans to the Servicing Portfolio, it is possible that the delinquency and foreclosure percentages experienced in the future could be significantly higher than those indicated in the tables above [Investors should further note that a number of social, economic, tax, geographic, demographic, legal and other factors may adversely affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the Servicing Portfolio, which could, in turn, cause an increase in delinquency and foreclosure rates. These factors include economic conditions, either nationally or in geographic areas where GECMSI's Servicing Portfolio tends to be concentrated, the age of the Mortgage Loans, the geographic distribution of the Mortgaged Properties, the payment terms of the Mortgages, the characteristics of the mortgagors, enforceability of due-on-sale clauses and servicing decisions].

                    [GE CAPITAL MORTGAGE FUNDING CORPORATION

     Funding, a wholly-owned subsidiary of GECMSI, is a limited purpose corporation organized under Delaware law on December 9, 1998. Funding maintains its principal executive office at Three Executive Campus, Cherry Hill, New Jersey 08002. Its telephone number is (609) 661-6100.

     It is anticipated that Funding will [not retain any] subordinated classes of Certificates. For more information about Funding[, including the possible consequences to Certificateholders of Funding's retention of subordinate classes of Certificates], see "GE Capital Mortgage Funding Corporation" in the accompanying prospectus.]

                                 USE OF PROCEEDS

     The net proceeds from the sale of the Certificates offered hereby will be general funds used by [GECMSI for general corporate purposes, including the acquisition of residential mortgage loans and servicing rights] [Funding to purchase the Mortgage Loans from GECMSI].

                       THE POOLING AND SERVICING AGREEMENT

     The Certificates will be issued pursuant to the Agreement. The following summaries describe certain material provisions of the Agreement. See "The Pooling and Servicing Agreement" in the accompanying prospectus for summaries of the other material provisions of the Agreement. The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreement. Where particular provisions or terms used in the Agreement are referred to, such provisions or terms are as specified in the Agreement.

Assignment of Mortgage Loans

     At the time of issuance of the Certificates, the Depositor will assign the Mortgage Loans to the Trustee, together with all principal and interest received by GECMSI as servicer on or with respect to the Mortgage Loans on or after the Cut-off Date other than principal and interest due and payable on or before the Cut-off Date. The Trustee will, concurrently with such assignment, execute, countersign and deliver the Certificates to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement. Any substitute Mortgage Loan will be identified in an amended schedule maintained by the Trustee. See "The Pooling and Servicing Agreement--Repurchase or Substitution" in the prospectus.

     In addition, at the time of issuance of the Certificates, the Depositor will deliver to the Trustee, as to each Mortgage Loan, the related Mortgage Note (or a lost-note affidavit), any related assumption and modification agreement and an assignment of Mortgage to the Trustee in recordable form (other than in respect of unavailable recording information). The Depositor will also deliver originals of the recorded Mortgages, any intervening assignments of the Mortgages and title insurance policies with respect to the Mortgage Loans, as promptly as practicable, and in any case within thirty days, after receiving all such documents from the applicable recording offices and title insurance companies. Pending such delivery, GECMSI[, on behalf of the Depositor] will retain and furnish to the Trustee upon request copies of the Mortgages and intervening assignments of Mortgage delivered for recording and the evidence of title insurance issued at origination of the Mortgage Loans. GECMSI[, on behalf of the Depositor] will retain and furnish to the Trustee upon request any applicable evidence of primary mortgage insurance (any policy with respect to such insurance being referred to herein as a "Primary Mortgage Insurance Policy") so long as such insurance remains in force. See "The Pooling and Servicing Agreement--Assignment of Assets" in the prospectus.

     The Depositor may refrain from recording the assignments of Mortgage to the Trustee unless GECMSI[, the Depositor] or the Trustee obtains actual notice or knowledge of the occurrence of any one or more of the following: (i) GECMSI is not a wholly-owned direct or indirect subsidiary of General Electric Company or General Electric Capital Corporation ("GE Capital") does not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of GECMSI, (ii) the long-term senior unsecured rating of GE Capital is downgraded by [or ] below [their] two highest long-term rating categories or such rating is withdrawn, (iii) GE Capital is no longer obligated pursuant to the terms of a support agreement to maintain GECMSI's net worth or liquidity (as such terms are defined in such support agreement) at the levels specified therein, or that such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable or (iv) such support agreement, including any amendment thereto, is amended or modified (each such event described in (i), (ii), (iii) and (iv) is referred to herein as a "Trigger Event"); provided, however, that such recording will not be required if GECMSI delivers to the Trustee a letter from each rating agency which originally rated the Certificates to the effect that the failure to take such action would not cause such rating agency to withdraw or reduce its then current ratings of such Certificates. For purposes of the foregoing, GECMSI[, the Depositor] or the Trustee will be deemed to have knowledge of any such downgrading if, in the exercise of reasonable diligence, GECMSI[, the Depositor] or the Trustee has or should have had knowledge thereof. If a Trigger Event occurs, GECMSI will also promptly furnish to the Trustee the documents retained by GECMSI [on behalf of Funding] as described in the preceding paragraph.

     Although the recordation of the assignments of Mortgage to the Trustee is not necessary to make the assignment of the Mortgage Loans to the Trustee effective, if GECMSI were to make a sale, assignment, satisfaction or discharge of any Mortgage Loan prior to recording the assignments to [Funding or to] the Trustee, the other parties to such sale, assignment, satisfaction or discharge might have rights superior to those of [Funding or] the Trustee. If GECMSI were to do so without authority under the Agreement, it would be liable to the Trustee on behalf of the Certificateholders. Moreover, if insolvency proceedings relating to the Depositor were commenced prior to such recording or filing, creditors or the trustee-in-bankruptcy may be able to assert rights in the affected Mortgage Loans superior to those of [Funding or] the Trustee. GECMSI will acknowledge in the [Asset Purchase] Agreement that its retention of record title to the Mortgages is for convenience only and that it is holding record title solely as custodian for [Funding and for] the Trustee upon transfer of the Mortgage Loans to the Trustee.

Servicing Arrangement with Respect to the Mortgage Loans

     [It is expected that GECMSI initially will directly service all of the Mortgage Loans.] The Agreement permits GECMSI to use other primary servicing agents from time to time. See "Servicing of the Mortgage Loans and Contracts" in the accompanying Prospectus.

     GECMSI, in its capacity as servicer and acting as agent for the Trustee, will not consent to the placement of a subsequent senior mortgage or deed of trust on any Mortgaged Property, except in the case of a Permitted Senior Loan (as defined below). If, notwithstanding the foregoing, any mortgage loan (other than a Permitted Senior Loan) secured by a lien or liens ranking senior to that of a Mortgage Loan is consented to by GECMSI, the Agreement will require that GECMSI purchase such Mortgage Loan at the Purchase Price therefor, but only in the event that foreclosure proceedings are commenced in respect of such Mortgage Loan. The Agreement will further provide that such purchase obligation will be the sole remedy available to holders of the Certificates or the Trustee against GECMSI respecting such breach. Under the Agreement, a "Permitted Senior Loan" is a mortgage loan (i) as to which the proceeds therefrom were used to refinance an existing mortgage loan ranking senior to a Mortgage Loan and (ii) as to which certain conditions described in the Agreement have been satisfied.

     Subject to applicable law, all legal expenses in connection with foreclosure proceedings initiated by GECMSI are assessed to, and become the responsibility of, the related Mortgagor.

     GECMSI may not foreclose on any property securing a Mortgage Loan unless it forecloses subject to any senior mortgage and any outstanding property taxes. GECMSI generally will pay the entire amount due on such senior mortgage loan to the senior mortgagee at or prior to the foreclosure sale. If any senior mortgage is in default after GECMSI has initiated its foreclosure action, GECMSI may advance funds to keep the senior mortgage current until such time as GECMSI satisfies such senior mortgage. In the event foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of GECMSI's foreclosure action, GECMSI may monitor the foreclosure proceedings, institute its own foreclosure proceedings, satisfy the senior mortgage at the time of the foreclosure sale or take other action to protect its interest in the related property, including bidding on the property at the time of any foreclosure sale. GECMSI will be reimbursed for any expenses incurred or advances made in connection with the liquidation of a defaulted Mortgage Loan out of liquidation proceeds or insurance proceeds on such defaulted Mortgage Loan. GECMSI will not be under any obligation to make any such advance, and in any event GECMSI will refrain from taking any such action based upon its determination that any amounts so paid will not be recoverable from proceeds from the disposition of the related Mortgaged Property. See "Servicing of the Mortgage Loan and Contracts--Collection and Other Servicing Procedures--The Mortgage Loans" in the Prospectus.

Collection Account

     The Agreement provides that if GECMSI or the Trustee obtains actual notice or knowledge of the occurrence of a Trigger Event or the downgrade by of GE Capital's short term unsecured rating below , GECMSI will, in lieu of the Loan Payment Record described under the caption "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" in the accompanying prospectus, establish and maintain or cause to be established and maintained a separate account (the "Collection Account") for the Certificates relating to each Mortgage Pool for the collection of payments on the Mortgage Loans included in such Mortgage Pool; provided, however, that such action will not be required if GECMSI delivers to the Trustee a letter from each rating agency which originally rated the Certificates to the effect that the failure to take such action would not cause such rating agency to withdraw or reduce its then current rating of such Certificates. If established, such Collection Accounts would be (i) maintained with a depository institution the debt obligations of which are, at the time of any deposit therein, rated by [each of [and ]] in one of its two highest long-term rating categories [and by in its highest short-term rating category],
(ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") of the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation) of the FDIC (the "SAIF"), (iii) an account or accounts with a depository institution, which accounts are insured by the BIF or SAIF (to the limits established by the FDIC), and which uninsured deposits are invested in United States government securities or other high quality investments, or are otherwise secured to the extent required by [and ] such that, as evidenced by an opinion of counsel, the holders of the related Certificates have a claim with respect to the funds in the account or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which the account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee or (v) an account as will not cause [either or ] to downgrade or withdraw its then-current ratings assigned to the Certificates. If a Collection Account is established for the Certificates relating to a Mortgage Pool, all amounts credited or debited to the related Loan Payment Record in the manner described under the caption "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" will instead be deposited or withdrawn from the related Collection Account. See "Servicing of the Mortgage Loans and Contracts--Loan Payment Record" in the accompanying prospectus.

     Prior to the occurrence of a Trigger Event, GECMSI will transfer to the Certificate Account, in next day funds, the Available Funds for the related Distribution Date on the business day immediately preceding such Distribution Date.

[Advances

     In the event that any Mortgagor fails to make any payment of interest required under the terms of a Mortgage Loan, GECMSI, as servicer, will advance the entire amount of such payment (in the amount that would be due on the related Due Date, in the case of a Simple Interest Mortgage Loan), net of the applicable Servicing Fee, less the amount of any such payment that GECMSI reasonably believes will not be recoverable out of liquidation proceeds or otherwise. The amount of any scheduled interest payment required to be advanced by GECMSI will not be affected by any agreement by any agreement between GECMSI and a Mortgagor providing for the postponement or modification of the Due Date or amount of such scheduled interest payment. GECMSI will be entitled to reimbursement for any such advance from related late interest payments on the Mortgage Loan as to which such Advance was made. Furthermore, in the event that any Mortgage Loan as to which an Advance has been made is foreclosed while in the Trust Fund, GECMSI will be entitled to reimbursement for such Advance from related liquidation proceeds or insurance proceeds prior to payment to Certificateholders of such proceeds. GECMSI will not advance delinquent principal in respect of any Mortgage Loan.

     If GECMSI makes a good faith judgment that all or any portion of any Advance made by it with respect to any Mortgage Loan may not ultimately be recoverable from related liquidation or insurance proceeds or other collections on such Mortgage Loan (a "Nonrecoverable Advance"), GECMSI will so notify the Trustee and GECMSI will be entitled to reimbursement for such Nonrecoverable Advance from recoveries on all other unrelated Mortgage Loans. GECMSI's judgment that it has made a Nonrecoverable Advance with respect to any Mortgage Loan will be based upon its assessment of the value of the related Mortgaged Property and such other facts and circumstances as it may deem appropriate in evaluating the likelihood of receiving Net Liquidation Proceeds equal to or greater than the aggregate amount of unreimbursed Advances made with respect to such Mortgage Loan.

     [As a result of the subordination of the Junior Certificates, the effect of reimbursements to GECMSI of previous advances from liquidation or insurance proceeds and of Nonrecoverable Advances will generally be borne by the holders of the Junior Certificates (to the extent then outstanding) in inverse order of priority before being borne by holders of the Senior Certificates.]

     [Any failure by GECMSI to make an Advance as required under the Agreement will constitute an Event of Default as defined thereunder, in which case the Trustee, as successor to GECMSI in its capacity as servicer of the Mortgage Loans, will be obligated to make any such Advance, in accordance with the terms of the Agreement unless prohibited by applicable law from doing so.]

Purchases of Defaulted Mortgage Loans

     Under the Agreement, GECMSI will have the option (but not the obligation) to purchase any Mortgage Loan as to which the Mortgagor has failed to make unexcused payment in full of three or more scheduled payments of principal and interest (a "Defaulted Mortgage Loan"). Any such purchase will be for a price equal to 100% of the outstanding principal balance of such Mortgage Loan, plus accrued and unpaid interest thereon at the Net Mortgage Rate [minus the Supplemental Servicing Fee Rate (as defined below)] (less any amounts representing previously unreimbursed advances). The purchase price for any Defaulted Mortgage Loan will be deposited in the Certificate Account on the business day prior to the Distribution Date on which the proceeds of such purchase are to be distributed to the Certificateholders.

Servicing Compensation, Compensating Interest and Payment of Expenses

     GECMSI's primary compensation for its servicing activities will come from the payment to it, with respect to each interest payment on any Mortgage Loan, of the "Servicing Fee" at the rate (the "Servicing Fee Rate") described below. As to each Mortgage Loan, the Servicing Fee Rate will be a fixed rate per annum of the outstanding principal balance of such Mortgage Loan. The Servicing Fee Rate for each Mortgage Loan is expected to be %. The aggregate servicing compensation to GECMSI could vary depending on the prepayment experience of the Mortgage Loans. The servicing compensation of any direct servicer of any Mortgage Loan will be paid out of the related Servicing Fee, and GECMSI will retain the balance as part of its servicing compensation (subject to its obligation to make Compensating Interest Payments and Simple Interest Payments, as described below).

     To the extent any voluntary prepayment on a Self-Amortizing Mortgage Loan results in an Interest Shortfall (as described in clauses (i) and (ii) of the definition thereof) with respect to any Distribution Date, GECMSI will be obligated to remit an amount (such amount, a "Compensating Interest Payment") sufficient to pass through to Certificateholders the full amount of interest to which they would have been entitled in the absence of such prepayments, but in no event greater than the lesser of (a) 1/12 of 0.125% of the aggregate Principal Balance of the Mortgage Loans for such Distribution Date and (b) the aggregate amount received by GECMSI on account of its Servicing Fees (net of any servicing compensation paid to any direct servicer) in connection with such Distribution Date.

     There can be no assurance that the aggregate amount received by GECMSI on account of its Servicing Fees (net of any servicing compensation paid to any direct servicer) will be sufficient to pay any Compensating Interest Payments and Simple Interest Payments that would otherwise be made if such payments were not limited by the amount of GECMSI's servicing compensation.

     GECMSI will retain, as additional servicing compensation, amounts in respect of interest paid by borrowers in connection with any principal prepayment in full received by GECMSI (or, with respect to Mortgage Loans master-serviced by GECMSI, of which GECMSI receives notice) from the first day through the fifteenth day of each month, other than the month of the Cut-off Date, as well as prepayment premiums, late charges and certain other fees payable by Mortgagors on the Mortgage Loans.

     GECMSI will pay expenses incurred in connection with its responsibilities under the Agreement, subject to limited reimbursement as described herein and in the accompanying prospectus. See "Servicing of the Mortgage Loans and Contracts--Servicing and Other Compensation and Payment of Expenses" in the accompanying prospectus for information regarding other possible compensation to GECMSI.

Simple Interest Payments

     In the event that there is a Net Simple Interest Shortfall for any Distribution Date, GECMSI will be obligated to remit to the Trustee on the related Deposit Date an amount (a "Simple Interest Payment") equal to the lesser of (i) the amount of such Net Simple Interest Shortfall and (ii) the sum of (a) the aggregate amount received by GECMSI on account of its Servicing Fees (net of any compensation paid to any direct servicer) in connection with such Distribution Date, less any Compensating Interest Payment in respect of such Distribution Date, and (b) the Simple Interest Excess Amount for such Distribution Date.

     In the event that there is a Net Simple Interest Excess on any Distribution Date, such excess will be applied to the distribution of interest pursuant to priority second under "Description of the Certificates--Distributions on the Certificates--Interest" to the extent of Unpaid Net Simple Interest Shortfalls for all prior Distribution Dates, less all amounts distributed pursuant to such priority second in respect of Unpaid Net Simple Interest Shortfalls on such prior Distribution Dates.

     Any remaining Net Simple Interest Excess will be paid to GECMSI as additional servicing compensation.

     The "Simple Interest Excess Amount" for any Distribution Date will be equal to the greater of (i) zero and (ii) the aggregate of any Net Simple Interest Excess paid to GECMSI in connection with prior Distribution Dates, minus any Simple Interest Payments made by GECMSI in connection with prior Distribution Dates.

Trustee

     The Trustee for the Certificates offered hereby will be . The Corporate Trust Office of the Trustee is located at . The Trustee (or any of its affiliates), in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee. In addition, GECMSI (and its affiliates) may maintain banking relationships with the Trustee in the ordinary course of their respective businesses.

Termination

     [GECMSI] may, at its option, repurchase all of the Mortgage Loans underlying the Certificates and thereby effect the early retirement of the Certificates and cause the termination of the Trust Fund [and the REMIC constituted by the Trust Fund] on any Distribution Date after the aggregate Principal Balance of the Mortgage Loans is less than [10]% of the aggregate Principal Balance thereof as of the Cut-off Date. [[GECMSI] may not exercise the foregoing option unless the Trustee has received an opinion of counsel that the exercise of such option will not subject the Trust Fund to a tax on prohibited transactions or result in the failure of such Trust Fund to qualify as a REMIC.]

     Any such repurchase by [GECMSI] of the assets included in the Trust Fund will be at a price equal to the sum of (a) 100% of the unpaid principal balance of each Mortgage Loan in the Trust Fund (other than a Mortgage Loan described in clause (b)) as of the first day of the month of such repurchase, plus accrued and unpaid interest thereon to the first day of the month of such repurchase at the related Net Mortgage Rate [minus the Supplemental Servicing Fee Rate] (less any amounts representing previously unreimbursed advances) and (b) the appraised value of any property acquired in respect of a related Mortgage Loan (less any amounts representing previously unreimbursed advances in respect thereof and a good faith estimate of liquidation expenses). The Available Funds on the final Distribution Date will be allocated to each class of Certificates in accordance with the priorities described under "Description of the Certificates--Distributions on the Certificates--Allocation of Available Funds." Accordingly, if the Available Funds on the final Distribution Date are less than the aggregate Certificate Principal Balance of all outstanding Certificates plus accrued and unpaid interest thereon, then such shortfall will be allocated on the final Distribution Date to each Class of Certificates in accordance with the priorities described under "Description of the Certificates--Distributions on the Certificates--Allocation of Available Funds."

     No holder of any Certificates will be entitled to any unanticipated recoveries received with respect to any Mortgage Loan after the termination of the Trust Fund. See "Servicing of the Mortgage Loans and Contracts -- Unanticipated Recoveries of Losses on the Mortgage Loans" in the prospectus.

     In no event will the Trust Fund created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of a certain person named in such Agreement.

Voting Rights

     [The Class Certificates will be allocated % of the votes, and the other classes of Certificates in the aggregate will be allocated % of the votes, eligible to be cast in connection with any vote of all Certificateholders under the Agreement.] Votes allocated to the Certificates [other than the Class Certificates] will be allocated among such classes (and among the Certificates within each such class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances, as the case may be). [Votes allocated to the Class Certificates will be allocated among such Certificates in proportion to their Notional Principal Balances.]

[Description of credit enhancement and credit enhancement providers, if applicable.]

                         FEDERAL INCOME TAX CONSEQUENCES

     [An election will be made to treat [the Trust Fund] [each of the Upper-Tier REMIC and the Lower-Tier REMIC] as a REMIC for federal income tax purposes.

     [The Certificates other than the Residual Certificates will be designated as "regular interests" in the REMIC and the Residual Certificates will be designated as the "residual interest" in the REMIC.] [The Certificates other than the Class RL Certificates will represent interests in the Upper-Tier REMIC, the assets of which will consist of all the "regular interests" in the Lower-Tier REMIC. The Lower-Tier REMIC will consist of the Mortgage Loans and related Trust Fund assets described herein. The Regular Certificates will be designated as "regular interests" and the Class R Certificates will be designated as the "residual interest" in the Upper-Tier REMIC. The Class RL Certificates will be designated as the "residual interest" in the Lower-Tier REMIC.]

     Regular Certificates. The Regular Certificates generally will be treated as debt instruments issued by the [Upper-Tier] REMIC for federal income tax purposes. Income on Regular Certificates must be reported under an accrual method of accounting. Certain classes of Regular Certificates [(other than the Class Certificates)] may be issued with original issue discount in an amount equal to the excess of their initial respective Class Certificate Principal Balances (plus accrued interest from the last day preceding the issue date corresponding to a Distribution Date through the issue date) over their issue prices (including all accrued interest). [The Class Certificates will be issued with original issue discount in an amount equal to [to be specified].] The prepayment assumption that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered de minimis, and that may be used by a holder of a Regular Certificate to amortize premium, will be % of the Prepayment Assumption. No representation is made as to the actual rate at which the Mortgage Loans will prepay. See "Federal Income Tax Consequences--REMIC Certificates--Income from Regular Certificates" in the accompanying prospectus.

     [The requirement to report income on a Regular Certificate under an accrual method may result in the inclusion of amounts in income that are not currently distributed in cash. In the case of a Junior Certificate, accrued income may exceed cash distributions as a result of the preferential right of classes of Senior Certificates to receive cash distributions in the event of losses or delinquencies on Mortgage Loans. Prospective purchasers of Junior Certificates should consult their tax advisors regarding the timing of income from those Certificates and the timing and character of any deductions that may be available with respect to principal or accrued interest that is not paid. See "Federal Income Tax Consequences--REMIC Certificates--Income from Regular Certificates" in the accompanying prospectus.]

     Residual Certificates. The holders of the Class R [and Class RL] Certificates must include the taxable income of the [Upper-Tier REMIC and Lower-Tier] REMIC[, respectively,] in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to such holders during certain periods. All or a portion of the taxable income from a Residual Certificate recognized by a holder may be treated as "excess inclusion" income, which with limited exceptions is subject to U.S. federal income tax in all events.

     Under Treasury regulations, each Class of the Residual Certificates may be considered to be a "noneconomic residual interest" at the time it is issued, in which event certain transfers thereof would be disregarded for federal income tax purposes.

     Prospective purchasers of a Residual Certificate should consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences--REMIC Certificates--Income from Residual Certificates;--Taxation of Certain Foreign Investors;--Servicing Compensation and Other REMIC Pool Expense;--Transfers of Residual Certificates."]

                              ERISA CONSIDERATIONS

     As described in the prospectus under "ERISA Considerations," the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain duties and restrictions on any person which is an employee benefit plan within the meaning of Section 3(3) of ERISA or a plan subject to
Section 4975 of the Code or any person utilizing the assets of such employee benefit plan or other plan (an "ERISA Plan") and certain persons who perform services for ERISA Plans. For example, unless exempted, an investment by an ERISA Plan in the Certificates offered hereby may constitute or give rise to a prohibited transaction under ERISA or Section 4975 of the Code. [The United States Department of Labor (the "DOL") has issued certain such exemptions from these prohibitions which might be applicable in connection with an ERISA Plan's purchase of certain of the Certificates offered hereby, including Prohibited Transaction Class Exemption 83-1 ("PTE 83-1"). [In particular, the exemptive relief provided by PTE 83-1 may be available with respect to the initial acquisition and holding of certain Classes of Certificates offered hereby, provided that the conditions specified in PTE 83-1 are satisfied.] See "ERISA Considerations" in the accompanying prospectus.]

     [The United States Department of Labor (the "DOL") has issued to (the "Underwriter") an individual administrative exemption, Prohibited Transaction Exemption ( Fed. Reg. , , ), as amended (the "Exemption"), from certain of the prohibited transaction provisions of ERISA with respect to the initial purchase, the holding, and the subsequent resale by an ERISA Plan of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. The Exemption might apply to the acquisition, holding and resale of the Certificates offered hereby [(other than the Class Certificates)] by an ERISA Plan, provided that specified conditions are met.]

     [Among the conditions which would have to be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Certificates offered hereby [(other than the Class Certificates)] are the following: (i) the Underwriter is the sole underwriter or the manager or co-manager of the underwriting syndicate, for such Certificates, (ii) the Certificates are rated in one of the three highest generic rating categories by or at the time of the acquisition of such Certificates by the ERISA Plan, (iii) the Certificates represent a beneficial ownership interest in, among other things, obligations that bear interest or are purchased at a discount and which are secured by single-family residential, multifamily residential or commercial real property (including obligations secured by leasehold interests on commercial real property), or fractional undivided interests in such obligations, (iv) the Certificates are not subordinated to other certificates issued by the Trust Fund in respect of the Mortgage Pool, (v) the ERISA Plan investing in such Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, (vi) the acquisition of the Certificates is on terms that are at least as favorable to the ERISA Plan as they would be in an arm's length transaction with an unrelated third party, (vii) the Trustee is not an affiliate of any member of the "Restricted Group" (as defined below) and (viii) the compensation to the Underwriter represents not more than reasonable compensation for underwriting the Certificates, the proceeds to the Depositor pursuant to the assignment of the related Mortgage Loans (or interests therein) to the Trustee represent not more than the fair market value of such Mortgage Loans (or interests) and the sum of all payments made to and retained by GECMSI represents not more than reasonable compensation for GECMSI's services under the Agreement and reimbursement of GECMSI's reasonable expenses in connection therewith.]

     [In addition, if certain additional conditions specified in the Exemption are satisfied, the Exemption may provide an exemption from the prohibited transaction provisions of ERISA relating to possible self-dealing transactions by fiduciaries who have discretionary authority, or render investment advice, with respect to ERISA Plan assets used to purchase the [Senior] Certificates offered hereby if the fiduciary (or its affiliate) is an obligor on any of the Mortgage Loans.]

     [The Exemption would not be available with respect to ERISA Plans sponsored by any of the following entities (or any affiliate of any such entity): (i) GECMSI [or Funding], (ii) the Underwriter, (iii) the Trustee, (iv) any entity that provides insurance or other credit enhancement to the Trust Fund in respect of the relevant Mortgage Pool or (v) any obligor with respect to Mortgage Loans included in the Mortgage Pool constituting more than five percent of the aggregate unamortized principal balance of the assets in such Mortgage Pool (the "Restricted Group"). Before purchasing any Certificate offered hereby, a fiduciary of an ERISA Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to such Certificate.]

     [The Exemption does not apply to the initial purchase, the holding or the subsequent resale of the [Class A,] Class M, Class B1 and Class B2 Certificates because such Certificates are subordinate to certain other Classes of Certificates. Accordingly, ERISA Plans may not purchase the Class M, Class B1 or Class B2 Certificates, except that any insurance company may purchase such Certificates with assets of its general account if the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) is available with respect to such investment. Any insurance company proposing to purchase such Certificates for its general account should consider whether such relief would be available.]

     Any fiduciary of an ERISA Plan considering whether to purchase any Certificate offered hereby should not only consider the applicability of exemptive relief, but should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the accompanying prospectus.

     A qualified pension plan or other entity that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Code. The Residual Certificates constitute the residual interest in the REMIC constituted by the Trust Fund, and all "excess inclusions" allocated to the Residual Certificates, if held by a Tax-Exempt Investor, will be considered "unrelated business taxable income" and thus will be subject to federal income tax. See "Federal Income Tax Consequences--Residual Certificates" herein and "Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates" in the prospectus.

     [The Agreement will contain certain restrictions on the transferability of the Class

     Certificates. See "Description of the Certificates--Book-Entry Certificates" herein.] The Agreement provides that the Residual Certificates may not be acquired by or transferred to an ERISA Plan. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" herein.

                            LEGAL INVESTMENT MATTERS

     [The certificates offered hereby will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

     The appropriate characterization of the certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the certificates offered hereby will constitute legal investments for them.

     The Depositor makes no representation as to the proper characterization of the certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase the certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates.]

                              PLAN OF DISTRIBUTION

     [Subject to the terms and conditions set forth in an Underwriting Agreement between [GECMSI] [Funding] and the Underwriter, [GECMSI] [Funding] as seller, has agreed to sell the Underwriter, and the Underwriter has agreed to purchase, each Class of Certificates offered hereby upon issuance.

     In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the Certificates offered hereby, if any are purchased. [GECMSI] [Funding] has been advised by the Underwriter that it proposes initially to offer the Classes of Senior Certificates offered hereby (other than the Residual Certificates) to the public at the respective offering prices set forth or described on the cover page hereof.

     [Until the distribution of the Certificates offered hereby is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriter to bid for and purchase such Certificates. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Class , Class , Class , Class , Class and Class Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of such Certificates. If the Underwriter creates a short position in any such Class of Certificates in connection with the offering, i.e., if they sell more of any such Class than is set forth on the cover page of this Prospectus Supplement, the Underwriter may reduce that short position by purchasing such Certificates in the open market. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

     The Underwriter makes no representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of such Certificates. In addition, the Underwriter makes no representation that such Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.]

     Distribution of the [Class R, Class RL, Class M, Class B1 and Class B2] Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

     [GECMSI] [Funding] has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     has entered into an agreement with [GECMSI] [Funding] to purchase the [Class B3, Class B4 and Class B5] Certificates simultaneously with the purchase of the Certificates offered hereby, subject to certain conditions.]

                               CERTIFICATE RATINGS

     It is a condition of issuance of the Certificates that the Certificates offered hereby be rated " " by [and " " by ].

     [Description of rating criteria of each rating agency.]

     The ratings of the Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

     The Depositor has not requested a rating of the Certificates offered hereby by any rating agency other than and the Depositor has not provided information relating to the Certificates offered hereby or the Mortgage Loans to any rating agency other than . However, there can be no assurance as to whether any other rating agency will rate the Certificates offered hereby or, if another rating agency rates such Certificates, what rating would be assigned to such Certificates by such rating agency. Any such unsolicited rating assigned by another rating agency to the Certificates offered hereby may be lower than the rating assigned to such Certificates by .

                                  LEGAL MATTERS

     Certain legal matters in respect of the Certificates will be passed upon for GECMSI [and Funding] by Cleary, Gottlieb, Steen & Hamilton, New York, New York, and for the Underwriter[s] by Brown & Wood LLP, Washington, D.C.

               INDEX OF CERTAIN PROSPECTUS SUPPLEMENT DEFINITIONS


Defined Term                                                  Page
------------                                                  ----
Accrued Certificate Interest............................
Agreement...............................................
Available Interest Funds................................
Available Principal Funds...............................
Balloon Loans...........................................
Balloon Payments........................................
Bankruptcy Loss.........................................
beneficial owner........................................
BIF.....................................................
Book-Entry Certificates.................................
Cede....................................................
Certificate Principal Balance...........................
Certificates............................................
Class Certificate Principal Balance.....................
Code....................................................
Collection Account......................................
Compensating Interest Payment...........................
Consumer Direct.........................................
Cut-off Date............................................
Debt Service Reduction..................................
Defaulted Mortgage Loan.................................
Deficient Valuation.....................................
Definitive Certificate..................................
Definitive Description..................................
Depositor...............................................
Depository..............................................
Distribution Date.......................................
DOL.....................................................
[Double REMIC]..........................................
Early Installment.......................................
ERISA...................................................
ERISA Plan..............................................
Exemption...............................................
FDIC....................................................
Financial Intermediary..................................
[Funding]...............................................
GE Capital..............................................
GECMSI..................................................
Home Equity Loan Ratio..................................
Home Equity Loan-to-Value Ratio.........................
Home Equity Loans.......................................
Interest Accrual Period.................................
Interest Shortfall......................................
Junior Certificates
Liquidated Mortgage Loan................................
[Lower-Tier REMIC]......................................
Mortgage................................................
Mortgage Loans..........................................
Mortgage Pool ..........................................
Mortgage Rates..........................................
mortgage related securities.............................
Mortgaged Properties....................................
Mortgagor...............................................
NIV.....................................................
Net Interest Shortfall..................................
Net Mortgage Rate.......................................
[Non-Book-Entry Certificates]...........................
Nonrecoverable Advance..................................
Notional Principal Balance..............................
Outstanding Mortgage Loan...............................
Permitted Senior Lien...................................
Pool Principal Balance..................................
Prepayment Assumption...................................
Prepayment Period.......................................
Primary Mortgage Insurance Policy.......................
Principal Balance.......................................
Realized Loss...........................................
Record Date.............................................
Regular Certificates....................................
regular interests.......................................
[REMIC].................................................
Residual Certificates...................................
residual interests......................................
Restricted Group........................................
SAIF....................................................
Second-Lien Combined Loan-to-Value Ratio................
Self-Amortizing Mortgage Loans..........................
Servicing Fee...........................................
Servicing Portfolio.....................................
Simple Interest Excess Amount...........................
Simple Interest Mortgage Loans..........................
Simple Interest Payment.................................
Simple Interest Shortfall Percentage....................
SMMEA...................................................
Tax-Exempt Investor.....................................
Total Combined Loan-to-Value Rate.......................
Trigger Event...........................................
Trust Fund..............................................
Trustee.................................................
Underwriters............................................
Unpaid Not Simple Interest Shortfall....................
[Upper-Tier REMIC]......................................
Weighted Average Net Mortgage...........................

                                               [Back cover page]

       No person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement or prospectus. Any information or representations given or made outside of this prospectus supplement and prospectus must not be relied upon as having been authorized. This prospectus supplement and prospectus do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the securities described in this prospectus supplement or an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful. The information contained in the prospectus supplement and prospectus is correct only as of the date relating to such information; delivery of this prospectus supplement or prospectus, or any sale made thereunder, subsequent to the date of this prospectus supplement shall not, under any circumstances, create an implication that the information is correct as of that subsequent date.

                                TABLE OF CONTENTS
                              PROSPECTUS SUPPLEMENT


                                                                      Page
                                                                      ----
Summary of Terms..................................................
Risk Factors......................................................
Description of the Mortgage Pool
and the Mortgaged Properties......................................
Description of the Certificates...................................
Yield and Weighted Average
Life Considerations...............................................
GE Capital Mortgage Services, Inc.................................
The Home Equity Loan Program......................................
Delinquency, Foreclosure and Loan Loss
Experience of GECMSI's Home Equity
Loan Servicing Portfolio.................
[GE Capital Mortgage Funding
Corporation]......................................................
Use of Proceeds...................................................
The Pooling and Servicing Agreement...............................
Federal Income Tax Consequences...................................
ERISA Considerations..............................................
Legal Investment Matters..........................................
Plan of Distribution..............................................
Certificate Ratings...............................................
Legal Matters.....................................................
Index of Certain Prospectus Supplement Definitions................

                                   PROSPECTUS
Available Information.............................................
Incorporation of Certain Documents by Reference...................
Reports to Certificateholders.....................................
Prospectus Summary................................................
Risk Factors......................................................
Description of the Certificates...................................
The Trust Fund....................................................
Credit Enhancement................................................
Yield, Maturity and Weighted Average Life Considerations..........
Servicing of the Mortgage Loans and Contracts.....................
The Pooling and Servicing Agreement...............................
GE Capital Mortgage Services, Inc.................................
GE Capital Mortgage Funding
Corporation.......................................................
The Guarantor.....................................................
Certain Legal Aspects of the Mortgage Loans and Contracts.........
Legal Investment Matters..........................................
ERISA Considerations..............................................
Federal Income Tax Consequences...................................
Plan  of Distribution.............................................
Use of Proceeds...................................................
Legal Matters.....................................................
Financial Information.............................................
Index of Certain Prospectus Definitions...........................

   Until , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus. This is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    [GE Capital Mortgage Funding Corporation
                                   Depositor]
                               GE Capital Mortgage
                                 Services, Inc.
                            [Depositor and] Servicer

                                        $

                                  (Approximate)

                      [REMIC Multi-Class] Home Equity Loan
                           Pass-Through Certificates,
                                   Series HE -
                                     -------

                              PROSPECTUS SUPPLEMENT

                                     -------

                                [Underwriter[s]]

                                     [Date]

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
X   Information contained herein is subject to completion             X
X   or amendment. A registration statement relating to these          X
X   securities has been filed with the Securities and Exchange        X
X   Commission. These securities may not be sold nor may offers to    X
X   buy be accepted prior to the time the registration statement      X
X becomes effective. This prospectus shall not constitute an offer X X to sell or the solicitation of an offer to buy nor shall there be X X any sale of these securities in any State in which such offer, X
X   solicitation or sale would be unlawful prior to registration or   X
X   qualification under the securities laws of any such State.        X
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                    SUBJECT TO COMPLETION, FEBRUARY 16, 1999

PROSPECTUS



                 Pass-Through Certificates (Issuable in Series)

GE Capital Mortgage Services, Inc.
GE Capital Mortgage Funding Corporation
         Depositors
GE Capital Mortgage Services, Inc.
         Servicer
                        ---------------------------------

     The certificates offered by this prospectus and a particular prospectus supplement represent beneficial interests in a separate trust fund comprised of any of the following assets, in addition to other assets described in this prospectus and the accompanying prospectus supplement:

     o a pool of mortgage loans secured by first liens, or a combination of first and second liens, on one- to four-family residential properties, or borrowers' interests in cooperative apartment buildings and the right to occupy apartments in such buildings;

     o conditional sales contracts and installment sales or loan agreements that are secured by new or used manufactured homes, as well as participation interests in these contracts and agreements;

     o mortgage pass-through securities that have been issued or guaranteed by either the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation.

     The certificates backed by a trust fund will comprise a series of certificates, and each series may include one or more classes of certificates. Payments on a series of certificates will come solely from amounts collected on the assets in the trust fund backing that series.

     Either GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation will deposit assets into each trust fund issuing certificates. If GE Capital Mortgage Funding Corporation acts as depositor of a trust fund comprised of assets other than those issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, it will have acquired these assets from GE Capital Mortgage Services, Inc., its affiliate.

     GE Capital Mortgage Services, Inc. will act as servicer or master servicer of the assets in a trust fund. Although GE Capital Mortgage Services, Inc. will have certain responsibilities to the trust fund in this capacity, the certificates will not be obligations of GE Capital Mortgage Services, Inc., GE Capital Mortgage Funding Corporation or any of their affiliates.

                        ---------------------------------

     Consider carefully the risk factors beginning on page 12 of this prospectus.
                        ---------------------------------

     The certificates are neither insured nor guaranteed by any governmental agency or instrumentality.

                        ---------------------------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                       ---------------------------------

     Unless otherwise specified in the accompanying prospectus supplement, neither General Electric Company, General Electric Capital Corporation, GE Capital Mortgage Corporation, General Electric Mortgage Insurance Corporation nor any other affiliate of GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation will have any obligations with respect to the certificates or the trust fund.

The date of this prospectus is     ,     .

   IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND IN THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     GE Capital Mortgage Services, Inc. and GE Capital Mortgage Funding Corporation ("we") provide information to you about the certificates in two separate documents: (1) this prospectus, which provides general information, some of which may not apply to your certificates, and (2) the accompanying prospectus supplement, which describes the specific terms of your certificates. This prospectus may not be used to consummate sales of certificates unless accompanied by a prospectus supplement.

     The prospectus supplement will supplement and enhance, and may vary, the disclosure set forth in this prospectus for purposes of your certificates.

     This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission ("SEC") using a "shelf" registration process. Under this shelf process, we may sell any combination of the securities described in this prospectus in one or more offerings from time to time. If you would like to read and copy our registration statement, you may do so by visiting a SEC public reference room as described under the heading "Where You Can Find More Information."

                       WHERE YOU CAN FIND MORE INFORMATION

     We will file reports and other information with the SEC about the trust fund for your certificates. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

     The SEC allows us to "incorporate by reference" the information we file with them about the trust fund for your certificates, which means that we can disclose important information to you by referring you to these documents. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC about the trust fund for your certificates will automatically update and supersede this information. You may request a copy of our filings at no cost by writing or telephoning us at the following address:

  Corporate Secretary                   Corporate Secretary
  GE Capital Mortgage Services, Inc.    GE Capital Mortgage Funding Corporation
  Three Executive Campus                Three Executive Campus, Suite W. 602
  Cherry Hill, New Jersey 08002         Cherry Hill, New Jersey 08002
  (609) 661-6512                        (609) 661-5881

     In addition, the applicable depositor will provide you with reports annually and with respect to each distribution date containing information about the trust fund for your certificates.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where their offer is prohibited. The information contained in the prospectus and the accompanying prospectus supplement is correct only as of the date stated on their respective covers.

                                TABLE OF CONTENTS

Caption                                                                                             Page
-------                                                                                             ----

Important Notice About Information Presented in This Prospectus and in
   the Accompanying Prospectus  Supplement..............................................................2
Where You Can Find More Information.....................................................................2
Prospectus Summary......................................................................................6
Risk Factors...........................................................................................12
Description of the Certificates........................................................................18
   General.............................................................................................19
   Classes of Certificates.............................................................................20
   Distributions of Principal and Interest.............................................................21
   Example of Distributions............................................................................24
   Optional Termination of the Trust Fund..............................................................25
The Trust Fund.........................................................................................26
   The Mortgage Loans..................................................................................27
   The Agency Securities...............................................................................35
   Contracts...........................................................................................40
Credit Enhancement.....................................................................................42
   General.............................................................................................42
   Subordination.......................................................................................42
   Purchase of Liquidating Loans.......................................................................44
   Limited Guarantee of the Guarantor..................................................................45
   Cross-Support.......................................................................................45
   Pool Insurance......................................................................................46
   Special Hazard Insurance............................................................................47
   Bankruptcy Bond.....................................................................................48
   Repurchase Bond.....................................................................................48
   Guaranteed Investment Contracts.....................................................................49
   Reserve Accounts....................................................................................49
   Other Insurance, Guarantees and Similar Instruments or Agreements...................................49
Yield, Maturity and Weighted Average Life Considerations...............................................50
   General.............................................................................................50
   Effective Interest Rate.............................................................................53
Servicing of the Mortgage Loans and Contracts..........................................................53
   Collection and Other Servicing Procedures...........................................................54
   Private Mortgage Insurance..........................................................................59
   Hazard Insurance....................................................................................60
   Unanticipated Recoveries of Losses on the Mortgage Loans............................................62
   Advances............................................................................................62
   Loan Payment Record.................................................................................63
   Servicing and Other Compensation and Payment of Expenses............................................66
   Resignation, Succession and Indemnification of GECMSI, as Servicer, and the Depositor...............67
The Pooling and Servicing Agreement....................................................................68
   Assignment of Assets................................................................................68
   Repurchase or Substitution..........................................................................72
   Certain Refinancings................................................................................73
   Evidence as to Compliance...........................................................................73
   List of Certificateholders..........................................................................74
   The Trustee.........................................................................................74
   Administration of the Certificate Account...........................................................75
   Reports to Certificateholders.......................................................................76
   Events of Default...................................................................................77
   Rights Upon Event of Default........................................................................77
   Amendment...........................................................................................78
   Termination.........................................................................................79
   Governing Law.......................................................................................80
GE Capital Mortgage Services, Inc......................................................................80
   General.............................................................................................80
   Delinquency and Foreclosure Experience..............................................................80
   Year 2000 Computer Readiness........................................................................80
   Legal Proceedings...................................................................................81
GE Capital Mortgage Funding Corporation................................................................82
   General.............................................................................................82
   Risk of Recharacterization..........................................................................82
The Guarantor..........................................................................................83
Certain Legal Aspects of the Mortgage Loans and Contracts..............................................83
   The Mortgage Loans..................................................................................83
      General..........................................................................................83
      Foreclosure......................................................................................85
      Junior Mortgages; Rights of Senior Mortgagees....................................................87
      Right of Redemption..............................................................................89
      Anti-Deficiency Legislation and Other Limitations on Lenders.....................................89
      Enforceability of Certain Provisions.............................................................90
      Applicability of Usury Laws......................................................................91
      Soldiers' and Sailors' Civil Relief Act..........................................................91
      Environmental Considerations.....................................................................92
   The Contracts.......................................................................................92
      General..........................................................................................92
      Security Interests in the Manufactured Homes.....................................................93
      Enforcement of Security Interests in Manufactured Homes..........................................95
      Consumer Protection Laws.........................................................................95
      Transfers of Manufactured Homes; Enforceability of "Due-on-Sale" Clauses.........................96
      Applicability of Usury Laws......................................................................96
      Soldiers' and Sailors' Civil Relief Act..........................................................96
Legal Investment Matters...............................................................................97
ERISA Considerations...................................................................................98
Federal Income Tax Consequences.......................................................................100
   General............................................................................................100
   REMIC Elections....................................................................................100
   REMIC Certificates.................................................................................101
   Non-REMIC Certificates.............................................................................114
   Backup Withholding.................................................................................117
Plan of Distribution..................................................................................118
Use of Proceeds.......................................................................................119
Legal Matters.........................................................................................119
Financial Information.................................................................................119
Index of Certain Prospectus Definitions...............................................................120

                               PROSPECTUS SUMMARY

     This summary highlights selected information from this document but does not contain all of the information that you need to consider in making your investment decision. You should carefully read this entire document and the accompanying prospectus supplement to understand fully all of the terms of an offering of certificates.

     All of the information contained in this summary is qualified by the more detailed explanation provided in other parts of this prospectus and the accompanying prospectus supplement. This summary contains an overview of the types of assets that may be included in a trust fund and the way in which distributions may be made on the certificates comprising a series to aid your understanding. However, before making an investment decision, you should carefully read the full description contained in this prospectus and the precise description pertaining to your certificates contained in the prospectus supplement.

     You can find a listing of capitalized terms used in this prospectus, and the pages on which they are defined, under the caption "Index of Certain Prospectus Definitions" beginning on page 120 of this prospectus.

                      The Certificates and the Trust Funds

     The certificates offered by this prospectus and a particular prospectus supplement represent beneficial ownership interests in a separate trust fund that will consist of specified assets. Either GE Capital Mortgage Services, Inc. or its affiliate, GE Capital Mortgage Funding Corporation will convey these assets to the trust fund, acting as depositor.

     The certificates backed by a trust fund will comprise a separate series of certificates. Payments on a series will come solely from amounts collected on the assets in the trust fund backing that series.

     Each trust fund will be created under a pooling and servicing agreement between the depositor of the assets, GE Capital Mortgage Services, Inc. acting as servicer of the assets, and a commercial bank or trust company acting as trustee for the benefit of certificateholders of the related series.

                                   Depositors

     Either GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation, as specified in the prospectus supplement, will deposit the assets in the trust fund backing the related series of certificates. If GE Capital Mortgage Funding Corporation conveys the assets to the trust fund, it will have acquired the assets from GE Capital Mortgage Services, Inc. or the other parties stated in the related prospectus supplement.

     Both GE Capital Mortgage Services, Inc. and GE Capital Mortgage Funding Corporation are indirect, wholly-owned subsidiaries of General Electric Capital Corporation. GE Capital Mortgage Funding Corporation is a direct, wholly-owned subsidiary of GE Capital Mortgage Services, Inc., and was formed in December 1998 for the limited purpose of acquiring assets described in "The Trust Fund" in this prospectus, depositing them in trust funds and acquiring and selling certificates.

     For more information, you should refer to "GE Capital Mortgage Services, Inc." and "GE Capital Mortgage Funding Corporation" in this prospectus.

                                  The Servicer

     GE Capital Mortgage Services, Inc. will act as servicer of the assets in a trust fund backing a series of certificates. As servicer of the assets, GE Capital Mortgage Services, Inc. will be responsible for making reasonable efforts to collect payments due on the assets in the trust fund and performing other administrative functions. If specified in the prospectus supplement, for certain mortgage loans, conditional sales contracts and installment sales or loan agreements contained in a trust fund, the seller of those assets to GE Capital Mortgage Services, Inc. will remain the primary servicer while GE Capital Mortgage Services, Inc. will supervise such servicing duties as "master servicer" and remain directly liable to the trust fund for such servicing duties. In addition, GE Capital Mortgage Services, Inc. generally will be obligated, as servicer of the assets, to advance delinquent payments on the mortgage loans, conditional sales contracts and installment sales or loan agreements included in a trust fund under certain circumstances. However, this obligation may be limited, as specified in the prospectus supplement. For more information, you should refer to "Servicing of the Mortgage Loans and Contracts" in this prospectus.

                                The Trust Assets

     A trust fund related to a series of certificates will consist of the following assets, in addition to other assets described in this prospectus and the accompanying prospectus supplement:

     Mortgage Loans

     o a pool of mortgage loans will consist of conventional mortgage loans that GE Capital Mortgage Services, Inc. has originated or acquired and that are secured by liens on one-to-four family residential properties located in the United States or the District of Columbia. These liens may be first liens or, if the prospectus supplement so specifies, all or a portion of the mortgage loans in a trust fund may be home equity loans secured by first or second liens on one-to-four family residential properties.

     o the pool of mortgage loans may include cooperative apartment loans secured by security interests in shares that private, non-profit, cooperative housing corporations issue. Related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperative housing corporations' buildings may also secure these loans. Loans secured by mortgages on residential long-term leases of real property may also be included in the trust fund.

     o the mortgage loans in a pool will bear interest at fixed or adjustable rates, and will be closed-end loans that have a fixed term and do not permit the borrower to obtain new funds over the life of the loan.

          For general information on the payment terms of the mortgage loans that may be contained in a pool, you should refer to "The Trust Fund--The Mortgage Loans" in this prospectus.

     Contracts

     o the trust fund may contain conditional sales contracts and installment sales or loan agreements that are secured by new or used manufactured homes, as well as participation interests in these contracts and agreements. For information on what constitutes a manufactured home, you should refer to "The Trust Fund--Contracts" in this prospectus.

     o these contracts, installment sales or loan agreements may be conventional, insured by the Federal Housing Authority ("FHA") or partially guaranteed by the Veterans Administration ("VA").

     o these assets will be fully amortizing and will bear interest at a fixed annual percentage rate, unless the prospectus supplement states otherwise.

     Agency Securities

          A trust fund backing a series of certificates may contain any of the following:

     o mortgage participation certificates that the Federal Home Loan Mortgage Corporation ("FHLMC") issues and guarantees as to timely payment of interest and, unless otherwise specified in the related prospectus supplement, ultimate payment of principal;

     o mortgage pass-through certificates that the Federal National Mortgage Association ("FNMA") issues and guarantees as to timely payment of principal and interest;

     o "fully modified pass-through" mortgage-backed certificates that the Government National Mortgage Association ("GNMA") guarantees as to timely payment of principal and interest;

     o stripped mortgage-backed securities that represent an undivided interest in all or a part of either the principal distributions (but not the interest distributions), or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain FHLMC, FNMA, or GNMA Certificates. These securities are guaranteed to the same extent as the underlying securities, unless the prospectus supplement indicates otherwise;

     o    a combination of the FHLMC, FNMA and GNMA securities detailed above.

     A trust fund backing a series of certificates may also contain:

     o pass-through securities issued under FHLMC's Cash or Guarantor Program, the GNMA I Program, the GNMA II Program or another FHLMC, FNMA or GNMA program. Adjustable, fixed or variable rate mortgage loans, or graduated payment mortgage loans may back these securities.

          The full faith and credit of the United States backs all GNMA Certificates. The full faith and credit of the United States does not back directly, or indirectly, any FHLMC or FNMA Certificates.

                          Description of the Securities

          Within each series, you may be able to buy one or more classes of certificates:

     o that receive distributions only from the related trust fund's cash flow allocable to principal, or only from the related trust fund's cash flow allocable to interest, or from a combination of both;

     o that receive distributions resulting from scheduled principal payments or principal prepayments on the underlying assets (or both) before other classes of certificates, after other classes of certificates, or only after the occurrence of events specified in the prospectus supplement;

     o that receive distributions according to a schedule or formula, or on the basis of specific collections received on the assets in the related trust fund;

     o that may be entitled to receive interest at a fixed rate or at a rate that is subject to change from time to time;

     o that may be entitled to receive interest payments only after the occurrence of specified events and until such events occur, may accrue interest that will be added to the principal balance of these certificates; or

     o that may be subordinated in the right to receive distributions to one or more other classes of certificates.

     The certificates of a series may have other payment characteristics as described in the related prospectus supplement.

                        Distributions on the Certificates

     The trustee of the trust fund backing a series of certificates will generally distribute payments to holders of the certificates entitled to such payments on the 25th day of each month, beginning in the month following the month in which the related series of certificates is issued. If such 25th day is not a business day, then the trustee will make distributions on the next business day after the 25th of the month.

     If specified in the applicable prospectus supplement, the trustee may make distributions on certificates on a different day of the month or an interval other than monthly, such as quarterly or semiannually.

     For more information, you should refer to "Description of the Certificates--Distributions of Principal and Interest" in this prospectus.

                               Credit Enhancement

     Each series of certificates, or certain classes within each series of certificates, may be entitled to credit enhancement. Credit enhancement provides additional payment protection to investors in a series or class that has the benefit of credit enhancement.

     Credit enhancement for the certificates of any series or class may take the form of one or more of the following:

     o some classes of certificates may be subordinate to other classes of certificates. Subordination can take different forms. For example, the holders of the certificates benefiting from subordination may have the right to receive distributions due them before distributions are made to holders of the subordinate certificates. The principal balance of the subordinate certificates may also be reduced by allocating to them losses on the assets in the related trust fund before losses are allocated to the certificates that benefit from subordination;

     o GE Capital Mortgage Services, Inc., as servicer of the assets in a trust fund, may be obligated to purchase certain types of defaulted Mortgage Loans, and a limited guarantee from a third party might cover some of these obligations;

     o the depositor of assets in a trust fund may purchase mortgage pool insurance covering losses caused by borrowers' defaults, or special hazard insurance covering losses not insured under the standard form of hazard insurance;

     o a class within a series may represent an ownership interest in specific assets of the trust fund related to the series of certificates and may be cross-supported by a class in the same series that represents ownership interests in other assets of the trust fund;

     o the trust fund backing a series of certificates may include reserve accounts, other insurance, guarantees and similar instruments and agreements intended to decrease the likelihood that you will experience losses or delays in the distribution of scheduled payments.

                         Federal Income Tax Consequences

     The federal income tax consequences to certificateholders will depend on, among other factors, whether an election is made to treat the trust fund backing a series of certificates or specified portions thereof as a "real estate mortgage investment conduit" (a "REMIC"). The applicable prospectus supplement will specify whether a REMIC election will be made. For more information, you should refer to "Federal Income Tax Consequences" in this prospectus.

                              ERISA Considerations

     If you are a fiduciary of an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Internal Revenue Code of 1986 (the "Code"), you should carefully review with your legal advisors whether the purchase or holding of any classes of certificates offered by a prospectus supplement could give rise to a transaction that ERISA or the Code prohibits or does not otherwise permit. For more information, you should refer to "ERISA Considerations" in this prospectus.

                            Legal Investment Matters

     The applicable prospectus supplement will specify whether any classes of certificates of the related series will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). If a certificate is a mortgage related security, it will be a legal investment for certain types of institutional investors to the extent provided in SMMEA, but will be subject to any other restrictions on investment by such investors. For more information, you should refer to "Legal Investment Matters" in this prospectus.

                                  RISK FACTORS

PAYMENTS MADE ON THE
UNDERLYING LOANS
ARE THE ONLY SOURCE OF
DISTRIBUTIONS ON
YOUR CERTIFICATES ................ The certificates of a series will receive payments only from the proceeds from the assets included in the trust fund related to that series. The certificates will have no entitlement to payments in respect of the assets included in any other trust fund established by GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation.

                                   The certificates will not represent
                                   obligations of General Electric Company,
                                   General Electric Capital Corporation, GE
                                   Capital Mortgage Corporation, General
                                   Electric Mortgage Insurance Corporation, GE
                                   Capital Mortgage Services, Inc., GE Capital
                                   Mortgage Funding Corporation or any other affiliate of GE Capital Mortgage Services, Inc. or GE Capital Mortgage Funding Corporation. Moreover, the certificates will not be guaranteed by any governmental agency or any other person.

                                   The depositor and the servicer will have limited obligations to the trust fund. Unless otherwise specified in the prospectus supplement, the depositor's sole obligation will be to repurchase the mortgage loans, manufactured home contracts or agency securities in the trust fund in the event of a breach of certain representations and warranties made by it in the pooling and servicing agreement. If GE Capital Mortgage Funding Corporation is the depositor, it will assign to the trustee the benefit of the representations and warranties it receives from GE Capital Mortgage Services, Inc. when it acquires the trust assets. However, the sole obligation of GE Capital Mortgage Services, Inc. in the event of a breach of these representations and warranties will be to repurchase the mortgage loans in the trust fund giving rise to such breach.

                                   Unless otherwise specified in the prospectus supplement, the only obligations of GE Capital Mortgage Services, Inc. as servicer with respect to the Certificates will consist of its contractual servicing and/or master servicing obligations, including any obligation under certain limited circumstances to make advances of delinquent installments of principal, interest or both, adjusted in the case of interest to the weighted average rate at which interest accrues on the related series of certificates. You should refer to "The Pooling and "Servicing Agreement--Assignment of Assets" and "--Repurchase or Substitution" and Servicing of the Mortgage Loans and Contracts--Advances" in this prospectus.

                                   The mortgage loans will not be, and the
                                   manufactured-home contracts may not be,
                                   insured or guaranteed by any governmental entity or, except as specified in the prospectus supplement, by any other person. To the extent that delinquent payments on or losses in respect of defaulted mortgage loans or manufactured-home contracts are not advanced by the servicer or any other entity or paid from any applicable credit enhancement arrangement, the holders of one or more classes of certificates may experience delays in the distribution of payments. Further, the holders of one or more classes of certificates will bear the losses resulting from such delinquencies.

YOUR INVESTMENT IN THE
CERTIFICATES IS AN INVESTMENT
IN THE UNDERLYING LOANS ...........Your certificate represents an interest in the pool of mortgage loans underlying the certificates. Accordingly, a decline in real estate values or the financial condition of individual borrowers could have a negative effect on your investment.

                                   You should be aware that property values may drop. If the outstanding balance of a mortgage loan and any secondary financing on the underlying property is greater than the value of the property, the risk of delinquency, foreclosure and losses will increase. Moreover, if the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of mortgage loans in the pool become equal to or greater than the values of the underlying properties, the actual rates of delinquencies, foreclosures and losses could be significantly higher than those now generally experienced in the mortgage lending industry.

                                   Adverse economic conditions (which may or may not affect real estate values) may affect the timely and ultimate payment by borrowers of scheduled payments of principal and interest on the mortgage loans and, accordingly, the rate of delinquencies, foreclosures and losses may increase. To the extent credit enhancements do not cover the losses on the loans, you will bear all of the risks resulting from defaults by borrowers.

                                   In addition, certain types of mortgage loans have higher rates of default. The prospectus supplement will specify whether the trust fund related to your certificates includes the following types of mortgage loans that may pose this risk:

                                   o Balloon loans. Mortgage loans that do not fully amortize over their terms are sometimes called "balloon loans." These loans require a final payment on the maturity date that is typically much larger than the monthly payments. Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the degree of risk of default involved is greater. Neither the trustee nor GE Capital Mortgage Services, Inc. has any obligation to refinance any mortgage loan. Balloon loans included in the trust fund related to any series of certificates will typically be home equity loans.

                                   o Loans with variable payments. Some mortgage loans may increase the monthly payments of principal and interest due over the life of the loan or vary the amount of payments from period to period. These loans involve a greater risk of default because the borrower may have qualified for the loan based on the ability to make the initial payments. The risk of default increases as the payments increase.

                                   o Mortgage loans concentrated in certain regions, states or ZIP codes. Some geographic regions of the United States may from time to time experience weak economic conditions or a decline in the real estate market, which could lead to a rise in delinquencies, foreclosures and losses. A concentration of mortgage loans secured by properties located in these regions could have a disproportionate impact on payments in respect of these mortgage loans and, in turn, the certificates. The prospectus supplement will specify the states in which any such concentration of mortgage loans exists.

THE CREDIT ENHANCEMENTS ON YOUR
CERTIFICATES ARE LIMITED ..........The prospectus supplement related to your certificates may specify that credit
                                   enhancements will provide some protection to cover certain losses on the underlying mortgage loans. See "Credit Enhancement" in this prospectus for a description of the available forms of credit enhancement.

                                   Unless otherwise specified in the prospectus supplement, any credit enhancement will not provide protection against all risks of loss or all types of losses and will not guarantee repayment of the entire principal balance of and interest on the certificates. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, you will bear your allocable share of deficiencies. You should also bear in mind that the amount of credit enhancement may be reduced over time, and that credit enhancements may protect only certain classes of certificates and not others.

THE YIELD ON YOUR CERTIFICATES
WILL DEPEND ON A NUMBER
OF FACTORS ........................The yield to maturity on your certificates depends primarily on the purchase price of the certificates and the rate of principal payments on the mortgage loans underlying the related trust fund. The yield on some classes of certificates, such as certificates that receive only distributions of interest, is particularly sensitive to prepayment rates.

                                   Principal payments on the mortgage loans may be in the following forms:

                                   o scheduled payments;

                                   o voluntary prepayments by borrowers (such as, for example, prepayments in full due to refinancings, including refinancings made by GE Capital Mortgage Services, Inc. in the ordinary course of conducting its mortgage banking business, or prepayments in connection with biweekly payment programs, participation in which may also be solicited by GE Capital Mortgage Services, Inc.);

                                   o prepayments resulting from foreclosure, condemnation and other dispositions of the properties underlying the mortgage loans; and

                                   o payments resulting from repurchases by GE
                                   Capital Mortgage Services, Inc. under the circumstances described in "The Pooling and Servicing Agreement" in this prospectus and in the applicable prospectus supplement.

                                   A number of social, economic, tax,
                                   geographic, demographic, legal and other factors may influence the rate of prepayments. One of the most significant factors is the prevailing interest rate. Generally, if prevailing interest rates were to fall significantly below the interest rates on the mortgage loans, the prepayment rate may increase. Conversely, if interest rates were to rise significantly above the interest rates on the mortgage loans, the prepayment rate may decline. For a description of other factors that may influence prepayments, see "Yield, Maturity and Weighted Average Life Considerations" in this prospectus and "Yield and Weighted Average Life Considerations" in the applicable prospectus supplement.

                                   The mortgage loans in a trust fund will not prepay at any constant rate, nor will all of the mortgage loans prepay at the same rate at any one time. Moreover, the timing of changes in the rate of prepayments may significantly affect your actual yield to maturity, even if the average rate of principal payments is consistent with your expectation. In general, the earlier a prepayment of principal the greater the effect on your yield to maturity. As a result, the effect on your yield caused by principal payments occurring at a rate higher (or lower) than the rate anticipated by you during the period immediately following the issuance of the related series of certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

                                   See the prospectus supplement for a
                                   discussion of the specific prepayment risks associated with your certificates and "Yield, Maturity and Weighted Average Life Considerations" in this prospectus.

EARLY RETIREMENT ON THE
CERTIFICATES WILL AFFECT THE
YIELD OF YOUR CERTIFICATES ........The pooling and servicing agreement related particular series of certificates may permit the early retirement of the certificates if the aggregate outstanding principal balance of the certificates falls below a certain level.

                                   If such an option is exercised, the
                                   certificates will be repurchased at the price and on the terms specified in the prospectus supplement. However, because early retirement of the certificates will shorten the average life of the certificates, your yield may be less than anticipated. Your yield may be significantly lower than expected if your certificates pay only interest.

THE LACK OF A  SECONDARY MARKET
MAY LIMIT YOUR ABILITY TO
RESELL YOUR CERTIFICATES ..........The certificates will not be listed on any securities exchange, and a secondary market for the certificates may not develop. The prospectus supplement may indicate that an underwriter intends to create a secondary market for a particular series of certificates. However, that underwriter will have no obligation to do so. If a secondary market does develop, it may not continue or it may not be liquid enough to allow you to resell your certificates or to resell them at a price that will realize the desired yield.

YEAR 2000 COMPUTER READINESS ......Many computer systems and microprocessors with data functions (including those in
                                   non-information technology equipment and systems) use only two digits to identify a year in the date field with the assumption that the first two digits of the year are always "19." Consequently, on January 1, 2000, computers that are not year 2000 compliant may read the year as 1900 and malfunction.

                                   GE Capital Mortgage Services, Inc. has
                                   developed a plan, which is described in "Year 2000 Computer Readiness," to become year 2000 compliant by mid-1999. GE Capital Mortgage Services, Inc. cannot guarantee, however, that its efforts to achieve year 2000 readiness will be fully effective. Moreover, it cannot guarantee that any of its third-party service providers, such as trustees, borrowers' banks, loan servicers and DTC, will be year 2000 ready.

                                   The failure of GE Capital Mortgage Services,
                                   Inc. or its third-party service providers to become fully year 2000 ready could disrupt, at least temporarily, the ability of GE Capital Mortgage Services, Inc. to carry out the servicing duties described in the prospectus supplement, including the calculation of amounts distributable on your certificates and the timely transfer of funds to the trustee for your benefit. This could adversely affect your investment in the certificates. See "Year 2000 Computer Readiness" for a more detailed discussion of this issue.

                         DESCRIPTION OF THE CERTIFICATES

     The certificates comprising each series of certificates (the "Certificates") will represent the entire beneficial ownership interest in a distinct trust fund (the "Trust Fund"). Each series of Certificates will be issued pursuant to a separate pooling and servicing agreement (the "Agreement") entered into between GE Capital Mortgage Services, Inc. ("GECMSI") or GE Capital Mortgage Funding Corporation ("Funding"), as depositor of the assets in the Trust Fund (in such capacity, the "Depositor"), GECMSI, as servicer of the assets (the "Servicer"), and a commercial bank or trust company acting as trustee for the benefit of certificateholders of the related series (the "Trustee"). The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The Agreement will be substantially in one of the forms filed as an exhibit to the Registration Statement of which this prospectus is a part, or in such similar form as will reflect the terms of a series of Certificates described in the prospectus supplement. The following summaries describe certain of the material provisions which may appear in each Agreement. The prospectus supplement for a series of Certificates will describe any other provision of the Agreement relating to such series. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each series of Certificates and the applicable prospectus supplement. GECMSI will provide holders of a Certificate (the "Certificateholders"), without charge, on written request a copy of the Agreement for any series. Requests should be addressed to GE Capital Mortgage Services, Inc., Three Executive Campus, Cherry Hill, New Jersey 08002,
Attention: General Counsel. The Agreement relating to a series of Certificates will be filed by the applicable Depositor with the Securities and Exchange Commission within 15 days after the date of issuance of such series of Certificates (the "Issue Date").

     The Certificates of a series will be entitled to payment only from the proceeds from the assets included in the Trust Fund related to such series and will not be entitled to payments in respect of the assets included in any other Trust Fund established by GECMSI or Funding. The Certificates will not represent obligations of General Electric Company, General Electric Capital Corporation, GE Capital Mortgage Corporation, General Electric Mortgage Insurance Corporation, GECMSI, Funding or any other affiliate of GECMSI or Funding and will not be guaranteed by any governmental agency or any other person. The Depositor and the Servicer will have limited obligations to the Trust Fund. Unless otherwise specified in the prospectus supplement, the Depositor's obligations will be limited to repurchasing mortgage loans secured by first liens, or a combination of first and second liens, on one- to four-family residential properties, or participation interests in these loans, or cooperative apartment loans secured by security interests in shares that private, non-profit cooperative housing corporations issue and the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperative housing corporations' buildings (the "Mortgage Loans"), the conditional sales contracts and installment sales or loan agreements that are secured by new or used manufactured homes, as well as participation interests in these contracts and agreements (the "Contracts") or the mortgage pass-through securities that GNMA, FNMA or FHLMC has issued or guaranteed (together, the "Agency Securities") in the Trust Fund in the event of a breach of certain representations and warranties made by it in the Agreement. In the event that Funding acts as Depositor, the Asset Purchase Agreement will provide that GECMSI will assume responsibility for the repurchase obligations described in the preceding sentence. Unless otherwise specified in the prospectus supplement, the only obligations of GECMSI as Servicer with respect to the Certificates will consist of its contractual servicing and/or master servicing obligations, including any obligation under certain limited circumstances to make advances of delinquent installments of principal, interest or both, adjusted in the case of interest to the weighted average rate at which interest accrues on the related series of Certificates. This obligation will arise when any Mortgagor fails to make any payment of interest or, except in the case of a Home Equity Loan (as defined in this prospectus), principal required under the terms of a Mortgage Loan. GECMSI will be obligated to advance the entire amount of such payment, net of the applicable Servicing Fee, less the amount of any such payment that GECMSI reasonably believes will not be recoverable out of liquidation proceeds or otherwise. You should refer to "The Pooling and Servicing Agreement--Assignment of Assets" and "--Repurchase or Substitution" and Servicing of the Mortgage Loans and Contracts--Advances" in this prospectus.

     The Mortgage Loans will not be, and the Contracts may not be, insured or guaranteed by any governmental entity or, except as specified in the prospectus supplement, by any other person. To the extent that delinquent payments on or losses in respect of defaulted Mortgage Loans or Contracts are not advanced by the Servicer or any other entity or paid from any applicable credit enhancement arrangement, such delinquencies may result in delays in the distribution of payments to the holders of one or more classes of Certificates, and such losses will be borne by the holders of one or more classes of Certificates.

General

     Unless otherwise specified in the prospectus supplement, the Certificates of each series will be issued in fully-registered form only. The minimum original Certificate Principal Balance or Notional Principal Balance that may be represented by a Certificate (the "denomination") will be specified in the prospectus supplement. The original Certificate Principal Balance of each Certificate will equal the aggregate distributions allocable to principal to which such Certificate is entitled. Unless otherwise specified in the prospectus supplement, distributions allocable to interest on each Certificate that is not entitled to distributions allocable to principal will be calculated based on the Notional Principal Balance of such Certificate. The Notional Principal Balance of a Certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in determining the interest payable on such Certificate, the denomination of the Certificate and the voting rights of its holder.

     The Certificates will be transferable and exchangeable on a Certificate Register to be maintained at the corporate trust office of the Trustee or such other office or agency maintained for such purposes by the Trustee in New York City. Unless otherwise specified in the prospectus supplement, under each Agreement, the Trustee will initially be appointed as the Certificate Registrar. Unless otherwise specified in the prospectus supplement, no service charge will be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required. Prior to due presentation of a Certificate for registration of transfer, GECMSI, the Trustee, the Certificate Registrar and any agent of GECMSI, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions of principal and interest and for all other purposes under the Agreement.

     For certain classes of Certificates as specified in the applicable prospectus supplement, investors will not have the right to receive physical certificates evidencing their ownership except under certain limited circumstances. Instead, the Trust Fund will issue the Certificates in the form of global certificates, which will be held by The Depository Trust Company or its nominee. Financial institutions that are direct or indirect participants in The Depository Trust Company will record beneficial ownership of a Certificate by individual investors in the authorized denominations.

Classes of Certificates

     Each series of Certificates will be issued in a single class or in two or more classes. The Certificates of each class will evidence the beneficial ownership of (i) any distributions in respect of the assets of the Trust Fund that are allocable to principal, in the aggregate amount of the original Certificate Principal Balance, if any, of such class of Certificates as specified in the prospectus supplement and (ii) any distributions in respect of the assets of the Trust Fund that are allocable to interest on the Certificate Principal Balance or Notional Principal Balance of such Certificates from time to time at the Certificate Interest Rate, if any, applicable to such class of Certificates as specified in the prospectus supplement. If specified in the prospectus supplement, one or more classes of a series of Certificates may evidence beneficial ownership interests in separate groups of assets included in the related Trust Fund.

     If specified in the prospectus supplement, the Certificates will have an aggregate original Certificate Principal Balance equal to the aggregate unpaid principal balance of the Mortgage Loans, Agency Securities or Contracts as of the close of business on the first day of the month of creation of the Trust Fund (the "Cut-off Date") after deducting payments of principal due on or before, and prepayments of principal received before, the Cut-off Date and will bear interest in the aggregate equal to the weighted average of the Remittance Rates. The Remittance Rate will equal the rate of interest payable on each Mortgage Loan or Contract minus GECMSI's servicing fee as described herein, the servicing fee of any third party servicer of the Mortgage Loans or Contracts and such other amounts (including fees payable to GECMSI as master servicer, if applicable) as are specified in the prospectus supplement. If specified in the prospectus supplement, the original Certificate Principal Balance of the Certificates and the interest rate on the classes of Certificates will be determined based on the cash flow on the Mortgage Loans, Agency Securities or Contracts, as the case may be. The Certificates may have an original Certificate Principal Balance as determined in the manner specified in the prospectus supplement.

     Each class of Certificates that is entitled to distributions allocable to interest will bear interest at a fixed rate or a rate that is subject to change from time to time (a) in accordance with a schedule, (b) in reference to an interest rate index such as the London Interbank Offered Rate (LIBOR) or (c) otherwise (each, a "Certificate Interest Rate"), in each case as specified in the prospectus supplement. One or more classes of Certificates may provide for interest that accrues, but is not currently payable ("Accrual Certificates"). With respect to any class of Accrual Certificates, if specified in the prospectus supplement, any interest that has accrued but is not paid on a given Distribution Date (as defined below under "Distributions of Principal and Interest") will be added to the aggregate Certificate Principal Balance of such class of Certificates on that Distribution Date.

     A series of Certificates may include one or more classes entitled only to distributions (i) allocable to interest, (ii) allocable to principal (and allocable as between scheduled payments of principal and Principal Prepayments, as defined below) or (iii) allocable to both principal (and allocable as between scheduled payments of principal and Principal Prepayments) and interest. A series of Certificates may consist of one or more classes as to which distributions will be allocated (i) on the basis of collections from designated portions of the assets of the Trust Fund, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events or (iv) otherwise, in each case as specified in the prospectus supplement. The timing and amounts of such distributions may vary among classes, over time or otherwise, in each case as specified in the prospectus supplement.

     The taking of action with respect to certain matters under the Agreement, including certain amendments thereto, will require the consent of the holders of the Certificates. The voting rights allocated to each class of Certificates will be specified in the prospectus supplement. Votes may be allocated in different proportions among classes of Certificates depending on whether the Certificates of a class have a Notional Principal Balance or a Certificate Principal Balance. See "The Pooling and Servicing Agreement--Amendment" in this prospectus.

Distributions of Principal and Interest

     General. Distributions of principal and interest at the applicable Certificate Interest Rate (if any) on the Certificates will be made by the Trustee to the extent of funds available on the dates specified in the prospectus supplement (each, a "Distribution Date") and may be made monthly, quarterly, semiannually or at such other intervals as are specified in the prospectus supplement. Distributions will be made to the persons in whose names the Certificates are registered at the close of business on the dates specified in the prospectus supplement (each, a "Record Date"). Distributions will be made by check or money order mailed to the person entitled thereto at the address appearing in the Certificate Register or, if specified in the prospectus supplement, in the case of Certificates that are of a certain minimum denomination as specified in the prospectus supplement, upon written request by the Certificateholder, by wire transfer or by such other means as are agreed upon with the person entitled thereto; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

     Distributions allocable to principal and interest on the Certificates will be made by the Trustee out of, and only to the extent of, funds in a separate account established and maintained under the Agreement for the benefit of holders of the Certificates of the related series (the "Certificate Account"), including any funds transferred from any Reserve Account. As between Certificates of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied in the manner specified in the prospectus supplement. Unless otherwise specified in the prospectus supplement, distributions to any class of Certificates will be made pro rata to all Certificateholders of that class. If so specified in the prospectus supplement, the amounts received by the Trustee as described below under "The Trust Fund" will be invested in the following, or in other investments specified in the prospectus supplement (together, the "Eligible Investments"):

     (1) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (2) repurchase agreements on obligations specified in clause (1) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each rating agency rating the Certificates (each, a "Rating Agency") in the highest long-term rating category;

     (3) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

     (4) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

     (5) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

All income or other gain from such investments will be deposited in the Certificate Account and will be available to make payments on the Certificates on the next succeeding Distribution Date in the manner specified in the prospectus supplement.

     Distributions of Interest. Unless otherwise specified in the prospectus supplement, interest will accrue on the aggregate Certificate Principal Balance (or, in the case of Certificates entitled only to distributions allocable to interest, the aggregate Notional Principal Balance) of each class of Certificates entitled to interest from the date, at the Certificate Interest Rate and for the periods (each, an "Interest Accrual Period") specified in the prospectus supplement. To the extent funds are available therefor, interest accrued during each Interest Accrual Period on each class of Certificates entitled to interest (other than a class of Accrual Certificates) will be distributable on the Distribution Dates specified in the prospectus supplement until the aggregate Certificate Principal Balance of the Certificates of such class has been distributed in full or, in the case of Certificates entitled only to distributions allocable to interest, until the aggregate Notional Principal Balance of such Certificates is reduced to zero or for the period of time designated in the prospectus supplement. Unless otherwise specified in the prospectus supplement, distributions of interest on each class of Accrual Certificates will commence only after the occurrence of the events specified in the prospectus supplement. Unless otherwise specified in the prospectus supplement, prior to such time, the beneficial ownership interest of such class of Accrual Certificates in the Trust Fund, as reflected in the aggregate Certificate Principal Balance of such class of Accrual Certificates, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Certificates during the preceding Interest Accrual Period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Certificates will thereafter accrue interest on its outstanding Certificate Principal Balance as so adjusted.

     Distributions of Principal. Unless otherwise specified in the prospectus supplement, the aggregate Certificate Principal Balance of any class of Certificates entitled to distributions of principal will be the aggregate original Certificate Principal Balance of such class of Certificates specified in the prospectus supplement, reduced by all distributions reported to the holders of such Certificates as allocable to principal, and, in the case of Accrual Certificates, unless otherwise specified in the prospectus supplement, increased by all interest accrued but not then distributable on such Accrual Certificates. The prospectus supplement will specify the method by which the amount of principal to be distributed on the Certificates on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Certificates entitled to distributions of principal.

     If so provided in the prospectus supplement, one or more classes of Certificates (the "Senior Certificates") will be entitled to receive all or a disproportionate percentage of the payments or other recoveries of principal on a Mortgage Loan which are received in advance of their scheduled due dates and not accompanied by amounts of interest representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in the prospectus supplement. Any such allocation of Principal Prepayments to such class or classes of Certificateholders will have the effect of accelerating the amortization of such senior Certificates while increasing the interests evidenced by the subordinated Certificates in the Trust Fund. Increasing the interests of the subordinated Certificates relative to that of the senior Certificates is intended to preserve the availability of the subordination provided by the subordinated Certificates. See "Credit Enhancement--Subordination."

     Unscheduled Distributions. If specified in the prospectus supplement, the Certificates will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in the prospectus supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the prospectus supplement if, due to substantial payments of principal (including Principal Prepayments) on the Mortgage Loans, Agency Securities or Contracts, low rates then available for reinvestment of such payments or both, the Trustee determines, based on the assumptions specified in the Agreement, that the amount anticipated to be on deposit in the Certificate Account on the next Distribution Date, together with, if applicable, any amounts available to be withdrawn from any Reserve Account, may be insufficient to make required distributions on the Certificates on such Distribution Date. Unless otherwise specified in the prospectus supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Certificates on the next Distribution Date. Unless otherwise specified in the prospectus supplement, all unscheduled distributions will include interest at the applicable Certificate Interest Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in the prospectus supplement.

     Unless otherwise specified in the prospectus supplement, all distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the Certificates would have been made on the next Distribution Date, and with respect to Certificates of the same class, unscheduled distributions of principal will be made on a pro rata basis. Notice of any unscheduled distribution will be given by the Trustee prior to the date of such distribution.

Example of Distributions

     The following chart sets forth an example of hypothetical distributions on a series of the Certificates for the Distribution Date occurring in May 1999, assuming such Certificates are issued during March 1999. All references to the Trust Fund, Certificateholders, Mortgage Loans, Loan Payment Record and Certificate Account refer to those related to such series of Certificates. The following discussion of the allocation of Mortgage Loan payments as between principal and interest would not necessarily apply to simple-interest Home Equity Loans or Mortgage Loans that do not provide for payments of principal and interest in arrears on a monthly basis, and if a series of Certificates is backed by a material amount of such Mortgage Loans, the prospectus supplement will describe the allocation of such payments and the manner in which distributions thereof will be made to Certificateholders.

March 1............................Cut-off Date. The aggregate unpaid principal balance of the Mortgage Loans after deducting principal payments due and payable on or before March 1 and Principal Prepayments received before March 1 will be included in the Trust Fund. These deducted principal payments and Principal Prepayments will be retained by Funding or GECMSI and will not be included in the Trust Fund or passed through to Certificateholders.

April 1-30.........................Voluntary principal prepayments in full (and interest thereon to the date of prepayment) received from April 16 through April 30 will be passed through to the related Certificateholders on May 25, 1999. (Voluntary principal prepayments in full received by the Servicer (or, in the case of Mortgage Loans master-serviced by the Servicer, of which the Servicer receives notice) from April 1 through April 15 will be passed through to the Certificateholders (net of any interest thereon) in the month of their receipt.) Other unscheduled prepayments received at any time during the month will be passed through to the related
                                   Certificateholders on May 25 (assuming such date is a business day).

April 30...........................Record Date. Distributions on May 25 will be made to Certificateholders of record at the close of business on the last business day of the month immediately preceding the month of distribution.

May 1-17...........................Through May 15, the Servicer receives (or, in the case of Mortgage Loans master-serviced by the Servicer, receives notice of) any voluntary principal prepayments in full and interest thereon to the date of prepayment. Such principal prepayments (net of any interest) will be credited to the Loan Payment Record and deposited into the Certificate Account for distribution to the related Certificateholders on May 25. Through May 17, the Servicer receives interest on February 1 principal balances plus principal due May 1. Payments due on May 1 from Mortgagors will be credited to the Loan Payment Record as received. Such payments will include the scheduled principal payments received, plus one month's interest on the April 1 principal balances, less interest to the extent described above on the prepaid amount of any Mortgage Loan prepaid during February. Payments received from Mortgagors after May 15 will be subject to a late charge in accordance with the terms of the related mortgage instruments (with such late charges being retained by the Servicer).

May 18.............................Determination Date. On the fifth business day preceding the Distribution Date, GECMSI
                                   determines the aggregate amount of
                                   distributions to be made on the Certificates on the following Distribution Date.

May 23.............................GECMSI furnishes notice of the distribution amount to the Trustee on the second business day preceding the Distribution Date.

May 24.............................Deposit Date. On the business day preceding the Distribution Date, GECMSI transfers
                                   amounts to be distributed to
                                   Certificateholders in the Certificate
                                   Account.

May 25.............................Distribution Date. On May 25, the Trustee
                                   will distribute to Certificateholders the aggregate amounts set forth in the notice it received from GECMSI on May 23. If a payment due May 1 is received from a Mortgagor on or after the Determination Date and the Servicer has advanced funds in the amount of such payment to the Certificateholders, such late payment will be paid to GECMSI. If no such advance has been made, such late payment will be passed through to such Certificateholders at the time of the next distribution.

Optional Termination of the Trust Fund

     If so specified in the prospectus supplement, either GECMSI, Funding or the holders of one or more classes of Certificates specified in the prospectus supplement may, at its or their option, effect early termination of the Trust Fund, on any Distribution Date after the time specified in the prospectus supplement, by purchasing all of the Certificates or the assets in the Trust Fund at a price and in accordance with the procedures specified in the prospectus supplement. The proceeds of such sale will be applied on such Distribution Date to the distribution in full of the Certificate Principal Balance of each outstanding Certificate entitled to distributions allocable to principal and to accrued interest at the applicable Certificate Interest Rate to the date specified in the prospectus supplement on each Certificate entitled to distributions allocable to interest, or to such other amount as is specified in the prospectus supplement. Notice of such optional termination will be given by the Trustee prior to such Distribution Date. If the proceeds realized upon such early termination are less than the total principal balance of all outstanding Certificates plus accrued and unpaid interest, the resulting shortfall will be allocated among the Certificates as described in the prospectus supplement.

     The assets will be sold by the Trust Fund in connection with any early termination without representation or warranty, except as to title, and without recourse. No holder of any class of Certificates will be entitled to any share of unanticipated recoveries received after the termination of the Trust Fund. See "Unanticipated Recoveries of Losses on the Mortgage Loans" in this prospectus.

                                 THE TRUST FUND

     The Trust Fund related to a series of Certificates may consist of (i) the Mortgage Loans, Agency Securities or Contracts, as the case may be, subject to the Agreement from time to time (subject, if specified in the prospectus supplement, to certain exclusions); (ii) all payments (subject, if specified in the prospectus supplement, to certain exclusions) in respect of such assets adjusted in the case of interest payments on Mortgage Loans or Contracts, to the applicable Remittance Rates; (iii) if specified in the prospectus supplement, reinvestment income on such payments; (iv) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any Mortgage Loan or by repossession with respect to any Contract; (v) all rights of the Depositor under any private mortgage insurance policies and any other insurance policies required to be maintained in respect of the Mortgage Loans or Contracts; and
(vi) if so specified in the prospectus supplement, one or more of the following:
(1) any Reserve Accounts; (2) any loan as to which either (i) liquidation proceedings have been commenced and any equitable or statutory right to reinstate such Mortgage Loan has expired or (ii) GECMSI, as Servicer, has agreed to accept a deed in lieu of foreclosure, in each case for a price equal to 100% of the Principal Balance of such Mortgage Loan plus, unless otherwise specified in the prospectus supplement, one month's interest thereon at the applicable Remittance Rate (a "Liquidating Loan"), Advance, or guarantee that deposits will be made to the Certificate Account (a "Deposit Guarantee"); and (3) any pool insurance, special hazard insurance or other insurance, guarantee or similar instruments or agreements.

     The Certificates will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other Trust Fund established by GECMSI or Funding. The primary assets of any trust fund will consist of Mortgage Loans, Agency Securities or Contracts but not a combination thereof.

     GECMSI will have originated or acquired each Mortgage Loan and Contract included in a Trust Fund. If Funding acts as the Depositor, it will have acquired the related Mortgage Loans and Contracts from GECMSI pursuant to an asset purchase agreement (an "Asset Purchase Agreement"). The applicable Depositor will have acquired any Agency Securities included in a Trust Fund.

     The following is a brief description of the Mortgage Loans, Agency Securities and Contracts expected to be included in the Trust Funds. If definitive information respecting the final pool of Mortgage Loans, Agency Securities and Contracts is not known at the time the related series of Certificates initially is offered, information of the nature described below with respect to the anticipated pool will be provided in the prospectus supplement, and definitive information with respect to the final pool will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Certificates (a "Definitive Description"). The Definitive Description will specify the precise aggregate Scheduled Principal Balance (as defined in the prospectus supplement) of the Mortgage Loans as of the Cut-off Date and will also include at least the following information regarding the Mortgage Loans: the years of origination, the mortgage interest rates borne by the Mortgage Loans (the "Mortgage Rates"), the original loan-to-value ratios, the types of properties securing the Mortgage Loans and the geographical distribution of the Mortgage Loans by state. The Definitive Description also will specify the original Class Certificate Principal Balance (as defined in the prospectus supplement), or, in the case of interest-only certificates, the notional principal balance, of each class of Certificates on the date of issuance of the Certificates, and information regarding the exact amount of any forms of credit enhancement, if applicable. A copy of the Agreement and its exhibits with respect to each series of Certificates will be attached to the Definitive Description and will be available for inspection at the corporate trust office of the Trustee specified in the related prospectus supplement. A schedule of the Agency Securities, Mortgage Loans or Contracts, as appropriate, relating to such series, will be attached to the Agreement delivered to the Trustee upon delivery of the Certificates.

The Mortgage Loans

     Description of the Mortgage Loans. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust (the "Mortgages") creating first liens, or, in the case of closed-end home equity loans secured by first or second liens ("Home Equity Loans"), first or second liens, on residential properties (the "Mortgaged Properties") or first liens on long-term leases of such properties. Such Mortgage Loans will be within the broad classification of one- to four-family mortgage loans, defined generally as loans secured by mortgages on residences containing one to four dwelling units, loans secured by mortgages on condominium units and loans secured by mortgages on leasehold estates. The Mortgage Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit, cooperative housing corporations ("Cooperatives") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such Cooperatives' buildings. The Mortgage Loans will be "conventional" mortgage loans; i.e., they will not be insured or guaranteed by any governmental agency. The Mortgaged Properties securing the Mortgage Loans will be located in one or more states in the United States, the District of Columbia, Puerto Rico, Guam, the U.S. Virgin Islands and other territories of the United States and may include investment properties and vacation and second homes. Each Mortgage Loan will be selected by the Depositor for inclusion in a Trust Fund from among those originated or acquired by GECMSI in the ordinary course of GECMSI's mortgage lending activities, including newly originated loans.

     Unless otherwise specified in the prospectus supplement, the Mortgage Loans (other than Home Equity Loans) will have initial principal balances of not less than the minimum amount permitted under the laws of the state where the related Mortgaged Property is located and not more than $1,000,000 and will have original maturities of 10 to 30 years. Unless otherwise specified in the prospectus supplement, principal and interest on the Mortgage Loans (other than Home Equity Loans that employ the simple interest method) will be payable on the first day of each month, and interest will be calculated based on a 360-day year of twelve 30-day months. When a full payment of principal is made on a Mortgage Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid. When a partial prepayment of principal is made on a Mortgage Loan (other than a Home Equity Loan) during a month, the mortgagor generally will not be charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

     If specified in the prospectus supplement, all or a portion of the Mortgage Loans included in a Trust Fund may be Home Equity Loans. The Home Equity Loan portion of any Trust Fund may consist of loans secured by first liens or by first and second liens. Unless otherwise specified in the prospectus supplement, Home Equity Loans will have initial principal balances within the ranges permitted under the laws of the state where the related Mortgaged Property is located and will have original maturities of 5 to 30 years. Interest on Home Equity Loans will be calculated on the basis of either a 360-day year or 365-day year, depending on applicable state law. As specified in the prospectus supplement, interest on Home Equity Loans will accrue on a simple interest basis or on a fully-amortizing basis. Under the simple interest method, regularly scheduled payments (which are based on the amortization of the loan over a series of equal monthly payments) and other payments are applied first to interest accrued to the date payment is received, then to principal. See "Yield, Maturity and Weighted Average Life Considerations."

     GECMSI also originates and acquires "balloon loans." If specified in the prospectus supplement, the Home Equity Loans may include balloon loans. Such loans may be originated with a stated maturity of 15 years but may on occasion be originated with a shorter stated maturity. Notwithstanding the 15-year maturity, level monthly payments on such a balloon loan would typically be calculated on an amortization schedule based on a 30-year maturity. As a result, upon the maturity of a balloon loan, the borrower will be required to make a "balloon" payment, which will be significantly larger than such borrower's previous monthly payments. The ability of such borrower to repay the balloon loan at maturity frequently will depend on such borrower's ability to refinance the loan.

     The Mortgage Loans may be purchase-money loans used by the borrowers to acquire the related Mortgaged Properties or may be loans used by the borrowers to refinance existing mortgage loans. A refinancing may be a "cash-out" loan, the Principal Balance of which exceeds the sum of the amount needed to repay the loan being refinanced plus closing costs and "points" associated with the new mortgage loan, or may be a "non-cash-out" or "rate-and-term" refinancing in which the borrower refinances the loan solely to change the interest rate or term of the mortgage loan.

     The payment terms of the Mortgage Loans to be included in a Trust Fund will be described in the related prospectus supplement and may include any of the following features or combinations thereof or other features described in the related prospectus supplement:

          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related prospectus supplement. Mortgage Loans may provide for the payment of interest at a rate lower than the specified mortgage rate for a period of time or for the life of the loan with the amount of any difference contributed from funds supplied by the seller of the mortgaged property or another source.

          (b) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Mortgage Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan. In the case of Home Equity Loans, payments are applied first to interest accrued to the date payment is received, then to principal.

          (c) Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. Mortgage Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time, and may be prohibited for the life of the loan or for certain periods ("lockout periods"). Certain loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due-on-sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or certain transfers of the related mortgaged property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of GECMSI.

     It is anticipated that the Mortgage Loans will consist primarily of Mortgage Loans secured by Mortgaged Properties determined by GECMSI to be the primary residences of the borrowers. The basis for such determination will be the making of a representation by the borrower that he or she intends to use the underlying property as his or her primary residence.

     The prospectus supplement will contain information regarding the Mortgage Rates, the average Principal Balance and the aggregate Principal Balance of the Mortgage Loans as of the related Cut-off Date, the years of origination and original principal balances and the original loan-to-value ratios of the Mortgage Loans. The "Principal Balance" of any Mortgage Loan (other than a Home Equity Loan) will be the unpaid principal balance of such Mortgage Loan as of the Cut-off Date, after deducting any principal payments due on or before the Cut-off Date, reduced by all principal payments, including principal payments advanced pursuant to the Agreement, previously distributed to Certificateholders with respect to such Mortgage Loan and reported to them as allocable to principal. The "Principal Balance" of any Home Equity Loan as of the Cut-off Date will be the unpaid principal balance thereof as of such date. The prospectus supplement will also contain information regarding the geographic distribution and nature of the Mortgaged Properties securing the Mortgage Loans.

     Unless otherwise specified in the prospectus supplement, the loan-to-value ratio of any Mortgage Loan will be determined by dividing the amount of such loan (without taking into account any secondary financing) by the "Original Value" of the related Mortgaged Property. The principal amount of the "loan," for purposes of computation of the loan-to-value ratio of any Mortgage Loan, will include any part of an origination fee that has been financed. The "Original Value" of a Mortgaged Property is (a) in the case of a purchase money Mortgage Loan, the lesser of (i) the value of the Mortgaged Property, based on an appraisal thereof acceptable to GECMSI, and (ii) the selling price, and (b) in the case of any non-purchase money Mortgage Loan, the value of the Mortgaged Property, based on either (i) the appraised value determined in an appraisal obtained at the time of refinancing or origination of such loan or (ii) if no such appraisal has been obtained, the value of the related Mortgaged Property which value generally will be supported by either (1) a representation by the related correspondent as to such value, (2) a broker's price opinion, automated appraisal, drive-by appraisal or other certification of value, (3) an appraisal obtained within twelve months prior to such refinancing or origination or (4) the sales price, if the Mortgaged Property was purchased within the previous twelve months.

     There can be no assurance that the Original Value will reflect actual real estate values during the term of a Mortgage Loan. See "Risk Factors--Your Investment in the Certificates is an Investment in the Underlying Loans" in this prospectus. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans become equal to or greater than the values of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be significantly higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real estate values) may affect the timely and ultimate payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Mortgage Loans.

     In the case of seasoned Mortgage Loans acquired by GECMSI, the values used in calculating loan-to-value ratios may no longer be accurate valuations of the Mortgaged Properties. Under GECMSI's underwriting standards, a correspondent or other third-party seller is generally permitted to provide secondary financing (or subordinate existing secondary financing) to, or obtain such secondary financing for, a mortgagor contemporaneously with the origination of a Mortgage Loan, provided that the combined loan-to-value ratio does not exceed GECMSI's underwriting guidelines for the specific loan program. Secondary financing is readily available and may be obtained by a Mortgagor from a variety of lenders, including the related correspondent or other third-party seller, at any time (including at origination of the Mortgage Loan).

     Loan Production Sources. GECMSI acquires the mortgage loans that may underlie a series of Certificates by purchasing mortgage loans originated or otherwise acquired by its approved correspondents or other approved third parties, by closing mortgage loans originated through loan brokers eligible to refer applications to GECMSI, by refinancing mortgage loans in its own servicing portfolio and by originating loans with borrowers who currently have mortgage loans serviced by GECMSI. GECMSI may purchase loans from correspondents or other third parties either for contemporaneous delivery or for delivery in one or more pools on a "forward-delivery" basis at some future date.

     GECMSI's mortgage loan correspondents and loan brokers are certain lending institutions that satisfy GECMSI's financial and operational criteria, demonstrate experience in originating mortgage loans and follow GECMSI's loan underwriting standards or other loan underwriting standards approved by GECMSI. Except as described below, GECMSI generally reviews each mortgage loan for compliance with its underwriting standards before accepting delivery from its correspondents. Under GECMSI's "delegated underwriting" program, however, GECMSI delegates all underwriting functions to certain approved correspondents. In such cases, GECMSI will not perform any underwriting functions prior to its acquisition of the loans, instead relying on the representations and warranties of its correspondents and on post-purchase reviews of the material loan documents and samplings of the loans for compliance with applicable underwriting standards. Mortgage loans originated by a correspondent may be closed in the name of such correspondent and acquired by GECMSI or, to a lesser extent, closed in the name of GECMSI. Mortgage loans originated by GECMSI through loan brokers are generally underwritten by GECMSI, processed by the broker on behalf of GECMSI as well as by GECMSI, and closed in GECMSI's name.

     GECMSI purchases portfolios of loans from other third-party sellers in negotiated transactions. Before making such purchases, GECMSI generally determines that such sellers satisfy GECMSI's financial and operational criteria, have demonstrated experience in originating or acquiring single-family mortgage loans and have followed loan underwriting standards acceptable to GECMSI.

     Loans acquired from GECMSI's correspondents and brokers will generally have been recently originated. Loans acquired in bulk whole loan sales from correspondents and from other third parties in negotiated transactions are more likely to include loans that have been outstanding for a period of time. The prospectus supplement will provide information with respect to the origination dates and the remaining terms to maturity of the Mortgage Loans included in the related Trust Fund.

     Loan Underwriting Policies. The Mortgage Loans underlying a series of Certificates will generally have been originated in accordance with the underwriting standards described below. In the case of mortgage loans sold to GECMSI by certain approved correspondents who have exhibited strong financial performance and have delinquency and foreclosure rates with respect to their conventional loan portfolios acceptable to GECMSI, GECMSI may vary some of the generally acceptable underwriting standards and program criteria described herein, such as required documentation levels, loan-to-value ratios and the mortgagors' debt and income ratios. If a material portion of the Mortgage Loans included in any Trust Fund have been originated or acquired by GECMSI under materially different standards from those described herein, the related prospectus supplement will describe such standards.

     The underwriting standards applied by GECMSI in acquiring or originating mortgage loans are intended to evaluate the prospective borrower's credit standing and ability to repay the loan and the value and adequacy of the underlying mortgaged property as collateral for the loan. In applying these standards, GECMSI must be satisfied that the value of the property being financed supports, and will continue to support, the outstanding loan balance. GECMSI may require that mortgage loans that are not eligible for purchase by FHLMC or FNMA be underwritten by a nationally-recognized third-party underwriter approved by GECMSI. In such cases (as well as in cases of loans originated under GECMSI's delegated underwriting program, as described above in "--Loan Production Sources" and in the case of loans sold by certain third-party sellers), the determination of a mortgage loan's compliance with the underwriting standards described herein will be made by the related underwriter.

     In acquiring or originating residential mortgage loans, GECMSI follows procedures established to comply with applicable federal and state laws and regulations. In applying for a loan, a prospective borrower is generally required to supply detailed information for a loan application designed to provide pertinent credit information about the prospective mortgagor, the property to be purchased or that will serve as the security for the loan, and the type of loan desired. The application generally includes a description of the prospective borrower's assets and liabilities and income and expenses. GECMSI also usually requires a credit report that summarizes the prospective mortgagor's credit with merchants and lenders and, in the case of second-lien Home Equity Loans, a written or telephonic verification of the first mortgage balance and payment history. GECMSI may, as part of its overall evaluation of the prospective borrower's creditworthiness, use a credit scoring model and/or mortgage scoring model to evaluate in a statistical manner the expected performance of a mortgage loan based on the pertinent credit information concerning the prospective mortgagor supplied through national credit bureaus, certain other information provided by the prospective borrower and an assessment of specific mortgage loan characteristics, including loan-to-value ratio, type of loan product and geographic location. GECMSI expects to place greater reliance on a prospective mortgagor's credit and/or mortgage scores in the underwriting process.

     The extensiveness of the documentation that GECMSI requires in connection with the verification of a prospective borrower's employment status, income, assets and adequacy of funds to close varies from full documentation to limited documentation, as further described below. GECMSI may raise or lower its documentation requirements depending upon such factors as the net worth and financial performance of the correspondent or other third party selling the mortgage loans and the performance of such correspondent's mortgage loan portfolio. In addition, GECMSI will take into account the performance of those mortgage loans previously sold to it by such correspondent or third party seller, as well as factors particular to a mortgage loan such as the credit history of the individual borrower, the loan-to-value ratio of the loan and the prospective mortgagor's credit and/or mortgage scores.

     Under a typical full or alternative documentation loan approval process, verification of the prospective borrower's employment status and current salary is obtained from records prepared by the employer or by other means satisfactory to GECMSI. Each prospective borrower who is self-employed is generally required to submit a copy of his or her federal income tax returns. In the case of purchase money mortgage loans, GECMSI also generally requires verification that the borrower has adequate funds to close the mortgage loan. A prospective borrower may be eligible for a loan approval process permitting limited documentation if the amount of the Mortgage Loan, together with, in the case of a second-lien Home Equity Loan, the unpaid principal balance of the senior mortgage loan, would not exceed a certain percentage of the Original Value of the related Mortgaged Property and certain other requirements are satisfied. The limited documentation process differs from the full or alternative documentation process primarily in that it does not require a verification of the borrower's employment, income and/or assets or, in certain circumstances, verification of funds to close, and generally places greater reliance on a prospective mortgagor's credit and/or mortgage scores. Certain of GECMSI's programs that utilize the limited documentation loan approval process are described below. A loan application and credit report and, when applicable, a mortgage or rental reference are usually obtained. A current appraisal is also generally obtained, except as described below.

     Certain of the Mortgage Loans (other than Home Equity Loans) may have been originated or acquired under GECMSI's Relocation Loan program. Under the Relocation Loan program, the related borrower must be a relocating employee, the Relocation Loan must be secured by the related borrower's primary residence and the employer generally must have paid all or a substantial portion of the relocating employee's closing costs. A relocating employee may be either an employee transferring from one location to another, a new hire or a participant in a group relocation. Loan documentation for a Relocation Loan will generally be similar to that required for other mortgage loans originated or acquired by GECMSI, except with respect to the treatment of the income of the spouse of the relocating employee. If the spouse confirms an intention to seek employment at the new location, under certain circumstances, a portion of such spouse's income at the old location may be counted for qualifying for a Relocation Loan. Generally, for all Relocation Loans, the spouse's income at the old location must also be verified.

     Certain of the Mortgage Loans (other than Home Equity Loans) may have been originated or acquired under GECMSI's No Income Verification program, pursuant to which GECMSI generally will not verify any self-employment or other income of the borrower. Unless otherwise specified in the prospectus supplement, in order to qualify for the No Income Verification program, the related borrower generally must have (i) no delinquent mortgage or rental payments during the preceding 24 months, (ii) a minimum of two months' principal, interest, tax and insurance payments in reserves after the closing of the related loan and (iii) acceptable credit scores.

     Certain of the Mortgage Loans (other than Home Equity Loans) may have been originated or acquired under GECMSI's No Ratio program, pursuant to which GECMSI will verify the assets of the borrower but will not require the borrower to either complete the income section on the loan application or satisfy any qualifying housing-to-income or debt-to-income ratios. Unless otherwise specified in the prospectus supplement, in order to qualify for the No Ratio program, the related borrower generally must have (i) no delinquent mortgage or rental payments during the preceding 24 months, (ii) a minimum of six months' principal, interest, tax and insurance payments in reserves after the closing of the related loan and (iii) strong credit scores.

     Certain of the Mortgage Loans (other than Home Equity Loans) may have been originated or acquired under GECMSI's No Income No Asset Verification program, pursuant to which GECMSI will not verify any income or assets of the borrower. This program is only available to certain approved correspondents who have exhibited strong financial performance and have delinquency and foreclosure rates with respect to their conventional loan portfolios acceptable to GECMSI. Unless otherwise specified in the prospectus supplement, in order to qualify for the No Income No Asset Verification program, the related borrower generally must have (i) no delinquent mortgage or rental payments during the preceding 24 months, (ii) a stated minimum of six months' principal, interest, tax and insurance payments in reserves after the closing of the related loan and (iii) strong credit scores.

     Certain of the Mortgage Loans (other than Home Equity Loans) may have been originated or acquired under GECMSI's Enhanced Streamlined Refinance program. Under this program, if GECMSI is currently the servicer of a borrower's first-lien mortgage loan, GECMSI may originate a rate-and-term (rather than "cash-out") refinance loan which pays off the existing mortgage loan so long as the existing mortgage loan is current, and the borrower has no more than one 30-day delinquent mortgage payment on the existing mortgage loan during the preceding 12 months. Under this program, GECMSI generally will not verify any income or assets of the borrower, and no new appraisal will be required. GECMSI will, however, represent and warrant in the Agreement that the value of the related Mortgaged Property is no less than the value established at the time the existing mortgage loan was originated.

     Upon receipt of appropriate verification, where required, the credit report, and, in certain cases, the prospective borrower's credit score or mortgage score, GECMSI (or the delegated underwriter) makes a determination as to whether the prospective borrower has sufficient monthly income to meet the monthly payment obligations on the proposed mortgage loan (including real estate taxes and insurance on the subject property), plus other financial obligations not expected to be fully repaid within the next ten months and normal monthly living expenses. In the case of a mortgage loan with more than one borrower where all the borrowers intend to occupy the mortgaged property, the combined gross income of all such borrowers is considered for the above computation. However, GECMSI may depart from a strict application of its guidelines in favor of other credit considerations, and may permit such a departure in the case of loans acquired from certain of its approved correspondents and other third-party sellers. In its evaluation of seasoned mortgage loans which have 24 or more months of payment experience, GECMSI generally places greater emphasis on payment history and may take into account market and other economic trends while placing less emphasis on underwriting factors generally applied to newly originated mortgage loans.

     In assessing the adequacy of properties as collateral for mortgage loans, an independent appraisal is generally used with respect to each property considered for financing. Such appraisal generally entails physical inspection of the property as well as a verification that the property is in good condition. The appraiser estimates the value of the property based on market values of comparable homes and, to a lesser extent, the cost of replacing the property.

     No assurance can be given that values of the Mortgaged Properties have remained or will remain at the levels which existed on the dates of appraisal of such Mortgaged Properties. The appraisal of any Mortgaged Property reflects the individual appraiser's judgment as to value, based on the market value of comparable homes sold within the recent past in comparable nearby locations and on the estimated replacement cost. Because of the unique locations and special features of certain Mortgaged Properties, identifying comparable properties in nearby locations may be difficult. The appraised values of such Mortgaged Properties will be based to a greater extent on adjustments made by the appraisers to the appraised values of reasonably similar properties. If residential real estate values generally or in particular geographic areas decline such that the outstanding principal balances of the Mortgage Loans and any secondary financing on the Mortgaged Properties become equal to or greater than the values of such Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be significantly higher than those now generally experienced in the mortgage lending industry and those now experienced on GECMSI's servicing portfolios. To the extent that such losses are not covered by any of the credit enhancement features described herein, they will be borne by the holders of the related Certificates.

     GECMSI may not require a current appraisal in connection with certain purchase money mortgage loans, certain refinancings and certain home equity loan programs. The percentage of Mortgage Loans representing such purchase money mortgage loans, refinancings and home equity loans (by Principal Balance of all of the Mortgage Loans included in the related Trust Fund as of the Cut-off Date) where an appraisal dated within the past year has not been obtained will be specified in the related prospectus supplement, if material. In addition, the percentage of Mortgage Loans in respect of which no appraisal has been obtained will be specified in the related prospectus supplement, if material. Generally, appraisals in connection with a Home Equity Loan will be dated within six months prior to the origination of such mortgage loan. In the event that there has been a decline in value of the Mortgaged Properties with respect to Mortgage Loans originated without current appraisals, the use of other methods in establishing the "Original Value" of a Mortgaged Property and in calculating the loan-to-value ratios of such Mortgage Loans may result in substantially lower loan-to-value ratios than would be the case if new appraisals were obtained at the time of refinancing. This may be particularly true in geographic areas where there has been a substantial decline in property values since the date of origination of the refinanced mortgage loans. In addition, the use of methods other than a current appraisal to establish the Original Value of a Mortgaged Property (e.g., a broker's price opinion, an automated appraisal or a drive-by appraisal) may not provide as thorough a review or as accurate an assessment of the value of the related Mortgaged Property. In certain circumstances, GECMSI may require a current appraisal where, as a result of deterioration in conditions in the local real estate market since the date of origination of the refinanced mortgage loan, there is a greater probability that the original appraisal may not accurately reflect the current market value of the Mortgaged Property.

     The mortgage loans in a pool will not have loan-to-value ratios in excess of 105% of Original Value. Generally, mortgage loans that GECMSI originates or acquires do not have loan-to-value ratios in excess of 95% of the Original Value. The prospectus supplement for a series will describe the extent to which a pool includes mortgage loans with loan-to-value ratios exceeding 95%. In certain cases, secondary financing (or subordination of existing secondary financing) is permitted, provided that the combined loan-to-value ratio does not exceed GECMSI's underwriting guidelines for the specific loan program. Unless otherwise specified in the prospectus supplement, mortgage loans (other than Home Equity Loans) that GECMSI acquires or originates which have an original principal amount exceeding 80% of Original Value will have private mortgage insurance. GECMSI generally requires such coverage to continue until the loan-to-value ratio is 80% or less. See "Servicing of the Mortgage Loans and Contracts--Private Mortgage Insurance" below. GECMSI does not require private mortgage insurance with respect to Home Equity Loans.

     If Home Equity Loans constitute a material portion of the Mortgage Loans included in a Trust Fund with respect to a series of Certificates, the related prospectus supplement will describe in further detail the underwriting standards applicable to the Home Equity Loans.

The Agency Securities

     Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the United States within the United States Department of Housing and Urban Development. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates which represent an interest in a pool of mortgage loans insured by FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code ("VA Loans").

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitations as to amount, to perform its obligations under its guarantee.

     GNMA Certificates. Each GNMA Certificate relating to a series (which may be issued under either the GNMA I program or the GNMA II program) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern ("GNMA Issuer") approved by GNMA or approved by FNMA as a seller-servicer of FHA Loans and/or VA Loans. The mortgage loans underlying the GNMA Certificates will consist of FHA Loans and/or VA Loans. GNMA will approve the issuance of each such GNMA Certificate in accordance with a guarantee agreement (a "Guaranty Agreement") between GNMA and the GNMA Issuer. Pursuant to its Guaranty Agreement, a GNMA Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each such GNMA Certificate, even if the payments received by the GNMA Issuer on the FHA Loans or VA Loans underlying each such GNMA Certificate are less than the amounts due on each such GNMA Certificate.

     The full and timely payment of principal of and interest on each GNMA Certificate will be guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States. Each such GNMA Certificate will have an original maturity of not more than 30 years (but may have original maturities of substantially less than 30 years). Each such GNMA Certificate will be based on and backed by a pool of FHA Loans or VA Loans secured by one- to four-family residential property and will provide for the payment by or on behalf of the GNMA Issuer to the registered holder of such GNMA Certificate of scheduled monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly principal and interest payment on each FHA Loan or VA Loan underlying such GNMA Certificate, less the applicable servicing and guarantee fee which together equal the difference between the interest on the FHA Loan or VA Loan and the pass-through rate on the GNMA Certificate. In addition, each payment will include proportionate pass-through payments of any prepayments of principal on the FHA Loans or VA Loans underlying such GNMA Certificate and liquidation proceeds in the event of a foreclosure or other disposition of any such FHA Loans or VA Loans.

     If a GNMA Issuer is unable to make the payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon notification and request, GNMA will make such payments directly to the registered holder of such GNMA Certificate. In the event no payment is made by a GNMA Issuer and the GNMA Issuer fails to notify and request GNMA to make such payment, the holder of such GNMA Certificate will have recourse only against GNMA to obtain such payment. The Trustee or its nominee, as registered holder of the GNMA Certificates relating to a series, will have the right to proceed directly against GNMA under the terms of the Guaranty Agreements relating to such GNMA Certificates for any amounts that are not paid when due.

     Regular monthly installment payments on each GNMA Certificate relating to a series will be comprised of interest due as specified on such GNMA Certificate plus the scheduled principal payments on the FHA Loans or VA Loans underlying such GNMA Certificate due on the first day of the month in which the scheduled monthly installment on such GNMA Certificate is due. Such regular monthly installments on each such GNMA Certificate are required to be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and are required to be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate. Any principal prepayments on any FHA Loans or VA Loans underlying a GNMA Certificate relating to a series or any other early recovery of principal on such loan will be passed through to the Trustee as the registered holder of such GNMA Certificate.

     GNMA Certificates may be backed by graduated payment mortgage loans or by "buydown" mortgage loans for which funds will have been provided (and deposited into escrow accounts) for application to the payment of a portion of the borrowers' monthly payments during the early years of such mortgage loan. Payments due the registered holders of GNMA Certificates backed by pools containing "buydown" mortgage loans will be computed in the same manner as payments derived from non-"buydown" GNMA Certificates and will include amounts to be collected from both the borrower and the related escrow account. The graduated payment mortgage loans will provide for graduated interest payments that, during the early years of such mortgage loans, will be less than the amount of stated interest on such mortgage loans. The interest not so paid will be added to the principal of such graduated payment mortgage loans and, together with interest thereon, will be paid in subsequent years. The obligations of GNMA and of a GNMA Issuer will be the same irrespective of whether the GNMA Certificates relating to a series of Certificates are backed by graduated payment mortgage loans or "buydown" mortgage loans. No statistics comparable to the FHA's prepayment experience on level payment, non-"buydown" mortgage loans are available in respect of graduated payment or "buydown" mortgages. GNMA Certificates related to a series of Certificates may be held in book-entry form.

     Federal Home Loan Mortgage Corporation. FHLMC is a publicly-held government-sponsored enterprise created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional mortgage loans or participation interests in such mortgage loans and the sale of the mortgage loans or participations so purchased in the form of mortgage securities, primarily FHLMC Certificates. FHLMC is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     FHLMC Certificates. Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA Loans or VA Loans (a "FHLMC Certificate group"). FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program.

     Mortgage loans underlying the FHLMC Certificates relating to a series will consist of residential mortgage loans secured by one- to four-family dwellings. Each such mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another FHLMC Certificate group. Under the Guarantor Program any such FHLMC Certificate group may include only whole loans or participation interests in whole loans.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable Certificate rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate group represented by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the prospectus supplement for a series, guarantee the timely payment of scheduled principal. Pursuant to its guarantees, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer, or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans which it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and FHLMC has not adopted standards which require that the demand be made within any specified period.

     FHLMC Certificates are not guaranteed by the United States and do not constitute debts or obligations of the United States or any instrumentality of the United States other than FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by, nor entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Registered holders of FHLMC Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial repayments of principal and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by FHLMC or the seller thereof. FHLMC is required to remit each registered FHLMC Certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which such payments are deemed to have been received by FHLMC.

     Under FHLMC's Cash Program, interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the pass-through rate on the FHLMC Certificate by 50 to 100 basis points. Under FHLMC's Guarantor Program, interest rates on the mortgage loans underlying a FHLMC Certificate may range from the pass-through rate (plus a minimum servicing fee) to 250 basis points higher than such rate.

     FHLMC Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC Certificate will be distributed so as to be received normally by the 15th day of the month following the month in which the purchaser became a registered holder of the FHLMC Certificates. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

     Federal National Mortgage Association. FNMA is a federally-chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act (the "Charter Act"). FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

     FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     FNMA Certificates. FNMA Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by FNMA. Each mortgage loan must meet the applicable standards of the FNMA purchase program. Mortgage loans comprising a pool are either provided by FNMA from its own portfolio or purchased pursuant to the criteria of the FNMA purchase program.

     Mortgage loans underlying FNMA Certificates relating to a series will consist of conventional mortgage loans, FHA Loans or VA Loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 30 years. The original maturities of substantially all of the fixed rate level payment FHA Loans or VA Loans are expected to be 30 years.

     Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA Certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or other servicer assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will be between 50 basis points and 250 basis points greater than in its annual pass-through rate and under a special servicing option (pursuant to which FNMA assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 55 basis points and 255 basis points greater than the annual FNMA Certificate pass-through rate. If specified in the prospectus supplement, FNMA Certificates may be backed by adjustable rate mortgages.

     FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute amounts representing such holder's proportionate share of scheduled principal and interest payments at the applicable pass-through rate provided for by such FNMA Certificate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner. If FNMA were unable to satisfy its obligations, distributions to holders of FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FNMA Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     FNMA Certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than FNMA Certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each FNMA Certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA Certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA Certificate register in the case of fully registered FNMA Certificates) as of the close of business on the last day of the preceding month. With respect to FNMA Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA Certificates, distributions thereon will be made by check.

     Stripped Mortgage-Backed Securities. Agency Securities may consist of one or more stripped mortgage-backed securities, each as described herein and in the related prospectus supplement. Each such Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain FHLMC, FNMA or GNMA Certificates. The underlying securities will be held under a trust agreement by FHLMC, FNMA or GNMA each as trustee, or by another trustee named in the related prospectus supplement. FHLMC, FNMA or GNMA will guarantee each stripped Agency Security to the same extent as such entity guarantees the underlying securities backing such stripped Agency Security, unless otherwise specified in the related prospectus supplement.

Contracts

     Each pool of Contracts with respect to a series of Certificates (the "Contract Pool") will consist of manufactured housing conditional sales contracts and installment loan agreements or participation interests therein (collectively, the "Contracts") originated by GECMSI or acquired by it from one or more manufactured housing dealers in the ordinary course of business. The Contracts may be conventional manufactured housing contracts or contracts insured by the FHA or partially guaranteed by the VA. Each Contract is secured by a Manufactured Home (as defined below). Unless otherwise specified in the prospectus supplement, the Contracts will be fully amortizing and will bear interest at a fixed annual percentage rate ("APR").

     The Manufactured Homes securing the Contracts consist of manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which, in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter." Moreover, if an election is made to treat the Trust Fund as a real estate investment conduit (a "REMIC") as described in "Federal Income Tax Consequences--REMIC Certificates," Manufactured Homes will have a minimum of 400 square feet of living space and a minimum width in excess of 102 inches.

     Unless otherwise specified in the related prospectus supplement, for purposes of calculating the loan-to-value ratio of a Contract relating to a new Manufactured Home, the "Collateral Value" is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer (exclusive of freight to the dealer site) including "accessories" identified in the invoice (the "Manufacturer's Invoice Price"), plus the actual cost of any accessories purchased from the dealer, a delivery and set-up allowance depending on the size of the unit and the cost of state and local taxes, filing fees and up to three years prepaid hazard insurance premiums. Unless otherwise specified in the related prospectus supplement, the Collateral Value of a used Manufactured Home is the least of the sales price, the appraised value, and the National Automobile Dealer's Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a Manufactured Home is based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable.

     The related prospectus supplement will specify for the Contracts contained in the related Contract Pool, among other things, the date of origination of the Contracts; the APRs on the Contracts; the Contract loan-to-value ratios; the minimum and maximum outstanding principal balances as of the Cut-off Date and the average outstanding principal balance; the outstanding principal balances of the Contracts included in the Contract Pool; and the original maturities of the Contracts and the last maturity date of any Contract.

                               CREDIT ENHANCEMENT

General

     Credit enhancement may be provided with respect to one or more classes of a series of Certificates or with respect to the assets in the related Trust Fund. Credit enhancement may be in the form of the limited obligation of GECMSI as Servicer to purchase Liquidating Loans, a limited financial guarantee policy, limited guarantee or other similar instrument (a "Limited Guarantee") issued by an entity named in the prospectus supplement (the "Guarantor"), which may be an affiliate of GECMSI, the subordination of one or more classes of the Certificates of such series, the establishment of one or more reserve accounts, the use of a cross-support feature, use of a pool insurance policy, bankruptcy bond, special hazard insurance policy, repurchase bond, guaranteed investment contract or another method of credit enhancement described in the related prospectus supplement, or any combination of the foregoing. Unless otherwise specified in the prospectus supplement, any credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Certificateholders will bear their allocable share of deficiencies.

     If the prospectus supplement for a series provides that an institution other than GECMSI will act as sole servicer or master servicer of the related Mortgage Loans, or that GECMSI will act as master servicer of such Mortgage Loans under a Supervisory Master Servicing Arrangement (as defined under "Servicing of the Mortgage Loans and Contracts") whereby other servicers will be directly obligated to perform certain servicing duties, if so specified in such prospectus supplement, such other master servicers or servicers may provide certain of the credit enhancement arrangements described below in lieu of GECMSI. In such event, all references to GECMSI as Servicer under the description of such credit enhancement set forth below should be read to refer to such other master servicer or servicers, as the case may be.

Subordination

     If so specified in the prospectus supplement, distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to one or more classes of Certificates of a series (the "subordinated Certificates") will instead be payable to holders of one or more other classes of such series (the "senior Certificates") under the circumstances and to the extent specified in the prospectus supplement. If specified in the prospectus supplement, delays in receipt of scheduled payments on the Mortgage Loans or Contracts and losses on defaulted Mortgage Loans or Contracts will be borne first by the various classes of subordinated Certificates and thereafter by the various classes of senior Certificates, in each case under the circumstances and subject to the limitations specified in the prospectus supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Loans or Contracts over the lives of the Certificates or at any time, the aggregate losses in respect of defaulted Mortgage Loans or Contracts which must be borne by the subordinated Certificates by virtue of subordination and the amount of the distributions otherwise distributable to the subordinated Certificateholders that will be distributable to senior Certificateholders on any Distribution Date may be limited as specified in the prospectus supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Loans or Contracts or aggregate losses in respect of such Mortgage Loans or Contracts were to exceed the total amounts payable and available for distribution to holders of subordinated Certificates or, if applicable, were to exceed the specified maximum amount, holders of senior Certificates could experience losses on the Certificates.

     In addition to or in lieu of the foregoing, if so specified in the prospectus supplement, all or any portion of distributions otherwise payable to holders of subordinated Certificates on any Distribution Date may instead be deposited into one or more reserve accounts (a "Reserve Account") established by the Trustee. If so specified in the prospectus supplement, such deposits may be made on each Distribution Date, on each Distribution Date for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of senior Certificates or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the prospectus supplement. If so specified in the prospectus supplement, amounts on deposit in the Reserve Account may be released to the Depositor or the holders of any class of Certificates at the times and under the circumstances specified in the prospectus supplement.

     If specified in the prospectus supplement, one or more classes of Certificates may bear the risk of certain losses on defaulted Mortgage Loans not covered by other forms of credit enhancement prior to other classes of Certificates. Such subordination might be effected by reducing the Certificate Principal Balance of the subordinated Certificates on account of such losses, thereby decreasing the proportionate share of distributions allocable to such Certificates, or by another means specified in the prospectus supplement.

     If specified in the prospectus supplement, various classes of senior Certificates and subordinated Certificates may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated Certificates, respectively, through a cross-support mechanism or otherwise.

     If so specified in the prospectus supplement, the same class of Certificates may constitute senior Certificates with respect to certain types of payments or certain losses and subordinated Certificates with respect to other types of payments or losses.

     As between classes of senior Certificates and as between classes of subordinated Certificates, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events or
(iv) otherwise, in each case as specified in the prospectus supplement. As between classes of subordinated Certificates, payments to holders of senior Certificates on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the prospectus supplement.

     Unless otherwise specified in the prospectus supplement, the Agreement may permit the Servicer, at its option, to grant to the holders of certain classes of subordinated Certificates certain rights in connection with the foreclosure of defaulted Mortgage Loans in the related Trust Fund. See "Servicing of the Mortgage Loans and Contracts--Collection and Other Servicing Procedures."

Purchase of Liquidating Loans

     GECMSI, as Servicer, may be obligated, if and to the extent described in the prospectus supplement, to purchase any Mortgage Loan (a "Liquidating Loan") as to which either (i) liquidation proceedings have been commenced and any equitable or statutory right to reinstate such Mortgage Loan has expired or (ii) GECMSI, as Servicer, has agreed to accept a deed in lieu of foreclosure, in each case for a price equal to 100% of the Principal Balance of such Mortgage Loan plus, unless otherwise specified in the prospectus supplement, one month's interest thereon at the applicable Remittance Rate. Any such obligation of GECMSI, as Servicer, may be limited as specified in the prospectus supplement. In particular, the aggregate losses from the purchase of Liquidating Loans that GECMSI is obligated to bear (measured as the difference between the aggregate payments made by GECMSI into the Certificate Account in respect of Liquidating Loans and the aggregate net proceeds received by GECMSI from the disposition of such Loans) may be limited to an amount specified in the prospectus supplement. After this amount is exhausted, no further Liquidating Loans will be purchased by GECMSI, unless such amount has been restored as described below.

     If so specified in the prospectus supplement, GECMSI, as Servicer, will have the option (but not the obligation) to purchase any Mortgage Loan as to which the mortgagor has failed to make unexcused payment in full of three or more scheduled payments of principal and interest (a "Delinquent Mortgage Loan"). Unless otherwise specified in the prospectus supplement, any such purchase will be for a price equal to 100% of the Principal Balance of such Mortgage Loan plus interest thereon at the applicable Remittance Rate from the date on which interest was last paid to the first day of the month in which such purchase price is to be distributed, net of any unreimbursed advances of principal and interest thereon made by GECMSI as Servicer. The purchase price for any Delinquent Mortgage Loan will be deposited in the Certificate Account on the next Deposit Date (as defined under "Servicing of the Mortgage Loans and Contracts--Loan Payment Record").

     The purchase by GECMSI, as Servicer, of a Delinquent Mortgage Loan may result in the diminution of the amount of GECMSI's obligations, as servicer, to purchase Liquidating Loans, to the extent that net recoveries upon the liquidation of such Delinquent Mortgage Loan are, or are estimated by GECMSI on the date of such purchase to be, less than the sum of the purchase price for such Delinquent Mortgage Loan and any previous unreimbursed advances of delinquent installments of principal and interest (adjusted to the related Remittance Rate) made by GECMSI with respect thereto. To the extent that actual recoveries, net of related expenses, upon the final liquidation of such Delinquent Mortgage Loan differ from the estimated amount thereof, the amount of GECMSI's remaining obligation to purchase Liquidating Loans will be adjusted up or down accordingly. If a Delinquent Mortgage Loan becomes current after its purchase by GECMSI, any related decrease in the amount of GECMSI's obligation to purchase Liquidating Loans will be reversed in its entirety. Liquidation proceeds in connection with the liquidation of any Mortgaged Property may not be deemed for this purpose to include the entire principal balance of any mortgage loan made by GECMSI to facilitate such sale at a rate less than then prevailing market rates. In estimating the net amount of proceeds recoverable upon the liquidation of any Delinquent Mortgage Loan, GECMSI may treat as related liquidation expenses certain costs associated with the protection of the Mortgaged Property, property sales expenses and foreclosure or other similar costs.

     Following the purchase by GECMSI of any Liquidating Loan or Delinquent Mortgage Loan as described above, and the payment by GECMSI of the purchase price therefor, GECMSI will be entitled to receive an assignment by the Trustee of such Mortgage Loan, and GECMSI will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Limited Guarantee of the Guarantor

     If specified in the prospectus supplement, certain obligations of GECMSI, as Servicer, under the related Agreement may be covered by a Limited Guarantee, limited in scope and amount, issued by the Guarantor. If so specified, the Guarantor may be obligated to take one or more of the following actions in the event GECMSI fails to do so: make deposits to the Certificate Account (a "Deposit Guarantee"); make advances (an "Advance Guarantee"); or purchase Liquidating Loans (a "Liquidating Loan Guarantee"). Any such Limited Guarantee will be limited in amount and a portion of the coverage of any such Limited Guarantee may be separately allocated to certain events. For example, a portion of the aggregate amount of a Liquidating Loan Guarantee may be separately allocated to Liquidating Loans due to special hazards not covered by standard hazard insurance policies, Liquidating Loans due to the bankruptcy of a mortgagor, and other Liquidating Loans. The scope, amount and, if applicable, the allocation of any Limited Guarantee will be described in the related prospectus supplement.

     If and to the extent that the Guarantor is required to make payments under any such Limited Guarantee, unless otherwise specified in the prospectus supplement, the Guarantor, upon notice from the Trustee, will be obligated to deposit the amount of such payments in same-day funds in the Certificate Account on the day after the Deposit Date, all as set forth more specifically in such Limited Guarantee. If the Guarantor is required to make any payment under a Limited Guarantee, the Guarantor will be subrogated, to the extent of such payment, to the rights of holders of the Certificates and shall have all rights of GECMSI under the related Agreement as described herein. Any Limited Guarantee issued by the Guarantor will be limited in amount or duration as specified in the prospectus supplement and may not guarantee the full extent of GECMSI's obligations with respect to which such Limited Guarantee was issued. As described in the prospectus supplement, if applicable, the amount of any Limited Guarantee will be reduced by amounts distributed by the Guarantor, and not recovered by it, under all Limited Guarantees issued by the Guarantor with respect to the same series of Certificates and by any reduction in GECMSI's obligations with respect to which such Limited Guarantee was issued.

Cross-Support

     If specified in the prospectus supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related series of Certificates. In such case, credit enhancement may be provided by a cross-support feature which may require that distributions be made with respect to Certificates evidencing beneficial ownership of one or more asset groups prior to distributions to subordinated Certificates evidencing a beneficial ownership interest in other asset groups within the same Trust Fund. The prospectus supplement for a series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

     If specified in the prospectus supplement, the coverage provided by one or more forms of credit enhancement may apply concurrently to two or more separate Trust Funds. If applicable, the prospectus supplement will identify the Trust Funds to which such credit enhancement relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trust Funds.

Pool Insurance

     In order to decrease the likelihood that Certificateholders will experience losses in respect of the Mortgage Loans, if specified in the prospectus supplement, the Depositor will obtain one or more pool insurance policies. Any such policies may be in lieu of or in addition to any obligations of GECMSI in respect of the Mortgage Loans. Such pool insurance policy will, subject to the limitations described in the prospectus supplement, cover loss by reason of default in payments on the Mortgage Loans up to the amounts specified in the prospectus supplement or the Detailed Description and for the periods specified in the prospectus supplement. GECMSI, as Servicer, will agree to use its best reasonable efforts to maintain in effect any such pool insurance policy and to present claims thereunder to the pool insurer on behalf of itself, the Trustee and the Certificateholders. The pool insurance policy, however, is not a blanket policy against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. The pool insurance policy, if any, will not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy, irrespective of the reason therefor.

     Unless otherwise specified in the prospectus supplement, the original amount of coverage under any pool insurance policy will be reduced over the life of the related series of Certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The amount of claims paid will include expenses incurred by GECMSI on the foreclosed properties for hazard insurance premiums and, to the extent approved by the pool insurer, amounts paid for property taxes, the discharge of liens, expenses required to preserve and repair the properties and foreclosure costs, as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See "Certain Legal Aspects of the Mortgage Loans--Foreclosure." Accordingly, if aggregate net claims paid under any pool insurance policy reach the original policy limit, coverage under that pool insurance policy will be exhausted and any further losses will be borne by one or more classes of Certificateholders unless assumed by GECMSI as Servicer or the Guarantor under any obligations they may have in respect of Liquidating Loans or by some other entity, if and to the extent specified in the prospectus supplement.

     Since any mortgage pool insurance policy may require that the property subject to a defaulted Mortgage Loan be restored to its original condition prior to claiming against the pool insurer, such policy may not provide coverage against hazard losses. As described under "Servicing of the Mortgage Loans--Hazard Insurance," the hazard policies concerning the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and even when the damage is covered, may afford recoveries which are significantly less than the full replacement cost of such losses. Even if special hazard insurance is applicable as specified in the prospectus supplement, no coverage in respect of special hazard losses will cover all risks, and the amount of any such coverage will be limited. See "Special Hazard Insurance" below. As a result, certain hazard risks will not be insured against and will therefore be borne by Certificateholders, unless otherwise assumed by GECMSI as Servicer or the Guarantor under any obligations they may have in respect of Liquidating Loans or by some other entity, as specified in the prospectus supplement.

     The terms of any pool insurance policy relating to a pool of Contracts will be described in the related prospectus supplement.

Special Hazard Insurance

     In order to decrease the likelihood that Certificateholders will experience losses in respect of the Mortgage Loans, if specified in the prospectus supplement, the Depositor will obtain one or more special hazard insurance policies with respect to the Mortgage Loans. Any such policies may be in lieu of or in addition to any obligations of GECMSI to advance delinquent payments in respect of the Mortgage Loans. Such a special hazard insurance policy will, subject to limitations described below and in the prospectus supplement, protect holders of Certificates from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not covered by the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under flood insurance policies, if any, covering the Mortgaged Properties, and (ii) loss from partial damage caused by reason of the application of the co-insurance clause contained in hazard insurance policies. Any special hazard insurance policy may not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area), chemical contamination and certain other risks. Aggregate claims under each special hazard insurance policy may be limited to a specified percentage of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans. Any special hazard insurance policy may also provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Mortgaged Property has been kept in force and other protection and preservation expenses have been paid by the Servicer.

     Subject to the foregoing limitations, any special hazard insurance policy may provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the Servicer, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the special hazard insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair or replacement of the property will also reduce coverage by such amount. Restoration of the property with the proceeds described under clause (i) above will satisfy the condition under any pool insurance policy that the property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted Mortgage Loan secured by such property. The payment described under clause (ii) above will render unnecessary presentation of a claim in respect of such Mortgage Loan under the related pool insurance policy. Therefore, so long as a pool insurance policy remains in effect, the payment by the insurer under a special hazard insurance policy of the cost of repair or replacement or the unpaid principal balance of the Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and pool insurance policy.

     The terms of any special hazard policy relating to a pool of Contracts will be described in the related prospectus supplement.

Bankruptcy Bond

     In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the Mortgaged Property securing the related Mortgage Loan at an amount less than the then outstanding principal balance of such Mortgage Loan secured by such Mortgaged Property and could reduce the secured debt to such value. In such case, the holder of such Mortgage Loan would become an unsecured creditor to the extent of the difference between the outstanding principal balance of such Mortgage Loan and such reduced secured debt. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction in monthly payments required to be made by the borrower. See "Certain Legal Aspects of the Mortgage Loans and Contracts--Enforceability of Certain Provisions." If so provided in the related prospectus supplement, the Depositor will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") for proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

     The bankruptcy bond will provide coverage in the aggregate amount specified in the related prospectus supplement. Such amount will be reduced by payments made under such bankruptcy bond in respect of the related Mortgage Loans, unless otherwise specified in the related prospectus supplement, and will not be restored.

     In lieu of a bankruptcy bond, the Depositor may obtain a Limited Guarantee to cover such bankruptcy-related losses.

     The terms of any bankruptcy bond (or Limited Guarantee in lieu thereof) relating to a pool of Contracts will be described in the related prospectus supplement.

Repurchase Bond

     If so specified in the related prospectus supplement, GECMSI, as Servicer, will be obligated to repurchase any Mortgage Loan or Contract (up to an aggregate dollar amount specified in the related prospectus supplement) for which insurance coverage is denied due to dishonesty, misrepresentation or fraud in connection with the origination or sale of such Mortgage Loan or Contract. Such obligation may be secured by a surety bond or other instrument or mechanism guaranteeing payment of the amount to be paid by GECMSI.

Guaranteed Investment Contracts

     If so specified in the prospectus supplement, on or prior to the Issue Date, the Trustee will enter into a guaranteed investment contract (a "GIC") pursuant to which all amounts deposited in the Certificate Account, and if so specified the Reserve Accounts, will be invested by the Trustee and under which the issuer of the GIC will pay to the Trustee interest at an agreed rate per annum with respect to the amounts so invested.

Reserve Accounts

     If specified in the prospectus supplement, cash, U.S. Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit, other instruments or obligations or a combination thereof in the aggregate amount specified in the prospectus supplement will be deposited by the Depositor on the Issue Date in one or more accounts (each, a "Reserve Account") established by the Trustee. Such cash and the principal and interest payments on such other instruments will be used to enhance the likelihood of timely payment of principal of, and interest on, or, if so specified in the prospectus supplement, to provide additional protection against losses in respect of, the assets in the related Trust Fund, to pay the expenses of the Trust Fund or for such other purposes specified in the prospectus supplement. Whether or not the Depositor has any obligation to make such a deposit, certain amounts to which the subordinated Certificateholders, if any, will otherwise be entitled may instead be deposited into the Reserve Account from time to time and in the amounts as specified in the prospectus supplement. Any cash in the Reserve Account and the proceeds of any other instrument upon maturity will be invested in Eligible Investments, which, unless otherwise specified in the prospectus supplement, will include obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper, time deposits and bankers acceptances sold by eligible commercial banks and certain repurchase agreements of United States government securities with eligible commercial banks. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Unless otherwise specified in the prospectus supplement, any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Certificates, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the Certificates. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the prospectus supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Certificates for the purposes, in the manner and at the times specified in the prospectus supplement.

Other Insurance, Guarantees and Similar Instruments or Agreements

     If specified in the prospectus supplement, the related Trust Fund may also include insurance, guarantees, letters of credit or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Certificateholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in the prospectus supplement. Such arrangements may be in lieu of any obligation of the Servicer to advance delinquent installments in respect of the Mortgage Loans or Contracts. See "Servicing of Mortgage Loans and Contracts--Advances."

            YIELD, MATURITY AND WEIGHTED AVERAGE LIFE CONSIDERATIONS

General

     The yields to maturity and weighted average lives of the Certificates will be affected primarily by the rate and timing of principal payments received on or in respect of the Mortgage Loans, Agency Securities or Contracts included in the related Trust Fund. The yields to investors will be sensitive in varying degrees to the rate of prepayments on the Mortgage Loans. The extent to which the yield to maturity of a Certificate is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium. In the case of Certificates purchased at a premium, faster than anticipated rates of principal payments on the Mortgage Loans could result in actual yields to investors that are lower than the anticipated yields, and in the case of certain classes of such Certificates could result in a failure of investors to recover their investments. In the case of Certificates purchased at a discount, slower than anticipated rates of principal payments on the Mortgage Loans could result in actual yields to investors that are lower than the anticipated yields and could result in an extension of the weighted average lives of such Certificates.

     Such principal payments will include scheduled payments as well as Principal Prepayments (including refinancings, some of which refinancings may be solicited by GECMSI) and prepayments resulting from foreclosure, condemnation and other dispositions of the Mortgaged Properties or Manufactured Homes (including amounts paid by insurers under applicable insurance policies), from repurchase by GECMSI of any Mortgage Loan or Contract as to which there has been a material breach of warranty or defect in documentation (or deposit of certain amounts in respect of delivery of a substitute Mortgage Loan), repurchase by GECMSI, the Guarantor or any other entity of any Liquidating Loan or Delinquent Mortgage Loan, if applicable, and from the repurchase by the Servicer of all of the Certificates or all of the Mortgage Loans, Agency Securities or Contracts in certain circumstances. See "Description of the Certificates--Optional Termination of the Trust Fund." The yield to maturity and weighted average lives of the Certificates may also be affected by the amount and timing of delinquencies and losses on the Mortgage Loans or Contracts.

     After origination of the related Mortgage Loans, certain of the borrowers may be solicited by GECMSI to participate in its biweekly payment programs, under which payments equal to one-half of one full monthly payment are made in respect of the related Mortgage Loan on a biweekly basis. In contrast to a Mortgage Loan in respect of which payments are received once every month, a Mortgage Loan involved in a biweekly payment program will produce thirteen full monthly payments per calendar year, resulting in additional prepayments of principal over the life of the Mortgage Loan. All payments of principal received during a month in respect of a Mortgage Loan in a biweekly payment program will be applied to the principal balance of such Mortgage Loan on the first business day of the succeeding month and will not result in interest shortfalls.

     A number of social, economic, tax, geographic, demographic, legal and other factors may influence prepayments, delinquencies and losses. For a Trust Fund comprised of Mortgage Loans, these factors may include the age of the Mortgage Loans, the geographic distribution of the Mortgaged Properties, the payment terms of the Mortgages, the characteristics of the mortgagors, homeowner mobility, economic conditions generally and in the geographic area in which the Mortgaged Properties are located, enforceability of due-on-sale clauses, servicing decisions, prevailing mortgage market interest rates in relation to the interest rates on the Mortgage Loans, the availability of mortgage funds, the use of second or "home equity" mortgage loans by mortgagors, the availability of refinancing opportunities, the use of the properties as second or vacation homes, the extent of the mortgagors' net equity in the Mortgaged Properties and, where investment properties are securing the Mortgage Loans, tax-related considerations and the availability of other investments. The rate of principal payment may also be subject to seasonal variations. The prepayment experience on Home Equity Loans may differ from those of other Mortgage Loans and may differ between first-priority and second-priority Home Equity Loans. Similar types of factors may affect the rate of prepayments, delinquencies and losses on Contracts.

     The rate of principal prepayments on pools of conventional housing loans has fluctuated significantly in recent years. Generally, if prevailing interest rates were to fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans would be expected to prepay at higher rates than if prevailing rates were to remain at or above the interest rates on the Mortgage Loans. Conversely, if interest rates were to rise above the interest rates on the Mortgage Loans, the Mortgage Loans would be expected to prepay at lower rates than if prevailing rates were to remain at or below interest rates on the Mortgage Loans. The timing of changes in the rate of prepayments may significantly affect a Certificateholder's actual yield to maturity, even if the average rate of principal payments is consistent with a Certificateholder's expectation. In general, the earlier a prepayment of principal the greater the effect on a Certificateholder's yield to maturity. As a result, the effect on a Certificateholder's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the related series of Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

     When a Mortgage Loan or Contract prepays in full, the borrower will generally be required to pay interest on the amount of prepayment only to the prepayment date. When a partial prepayment of principal is made on a Mortgage Loan (other than a simple interest Home Equity Loan), the borrower generally will not be required to pay interest on the amount of the partial prepayment during the month in which such prepayment is made. In addition, unless otherwise specified in the related prospectus supplement, a full or partial prepayment will not be required to be passed through to Certificateholders until the month following receipt.

     The prospectus supplement will specify the extent to which interest on the Home Equity Loans in the related Trust Fund accrues on a simple interest basis. Under the simple interest method, regularly scheduled payments (which are based on the amortization of the loan over a series of equal monthly payments) and other payments are applied first to interest accrued to the date payment is received and then to reduce the unpaid principal balance of the related loan. Each regularly scheduled monthly interest payment is calculated by multiplying the outstanding principal balance of the loan by the stated interest rate. Such product is then multiplied by a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made and the denominator of which is either 365 or 360, depending on applicable state law.

     As a result of the payment terms of simple interest Home Equity Loans, the making of a scheduled payment on, or the prepayment of, such a Home Equity Loan prior to its scheduled due date may result in the collection of less than one month's interest on such Home Equity Loan for the period since the preceding payment was made (a "Simple Interest Shortfall"). Conversely, if the scheduled payment on such a Home Equity Loan is made after its scheduled payment date or the Home Equity Loan is prepaid after the scheduled due date, the collection of interest on such Home Equity Loan for such period may be greater than one month's interest on such Home Equity Loan. In addition, the extent to which simple interest Home Equity Loans experience early payment or late payment of scheduled payments will correspondingly change the amount of principal received during a monthly period and, accordingly, the amount of principal to be distributed on the related Distribution Date and the amount of unpaid principal due at the stated maturity of such Home Equity Loans. To the extent shortfalls attributable to prepayments or the early receipt of a scheduled payment on Home Equity Loans are not compensated for by any forms of credit enhancement or servicer payments described in the prospectus supplement, the Certificateholders will experience delays or losses in amounts due them.

     If a Mortgagor pays more than one scheduled installment on a simple interest Home Equity Loan at a time, the entire amount of the additional installment will be treated as a principal prepayment and passed through to Certificateholders in the month following the month of receipt. In such case, although the Mortgagor will not be required to make the next regularly scheduled installment, interest will continue to accrue on the principal balance of the Home Equity Loan, as reduced by the application of the early installment. As a result, when the Mortgagor pays the next required installment, the installment so paid may be insufficient to cover the interest that has accrued since the last payment by the Mortgagor. Notwithstanding such insufficiency, the Mortgagor's Home Equity Loan would be considered to be current. If specified in the prospectus supplement, GECMSI will be required to advance the amount of such insufficiency. This insufficiency will continue until the installment payments received are once again sufficient to cover all accrued interest and to reduce the principal balance of the Home Equity Loan. Depending on the principal balance and interest rate of the related Home Equity Loan and on the number of installments that were paid early, there may be extended periods of time during which Home Equity Loans that are current are not amortizing.

     Factors other than those identified herein and in the prospectus supplement could significantly affect principal prepayments at any time and over the lives of the Certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Mortgage Loans, Agency Securities or Contracts at any time or over the lives of the Certificates.

     The prospectus supplement relating to a series of Certificates will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Certificates. If a series of Certificates is backed by a pool of Mortgage Loans that includes Home Equity Loans providing for balloon payments at maturity, the prospectus supplement will contain information regarding the potential effect of such Mortgage Loans on the weighted average lives of such Certificates.

Effective Interest Rate

     The Mortgage Loans will bear interest at fixed Mortgage Rates, payable in arrears. Each monthly interest payment on a Mortgage Loan is calculated as 1/12th of the applicable Mortgage Rate times the outstanding principal balance of such Mortgage Loan on the first day of the month.

     Except as otherwise specified in the prospectus supplement, the effective yield to holders of Certificates entitled to interest distributions will be lower than the yield otherwise produced by the applicable Certificate Interest Rate and the applicable purchase prices thereof because while interest will accrue from the first day of each month, the distribution of such interest will not be made until the 25th day (or if such day is not a business day, the immediately following business day) of the month following the month of accrual. In addition, the effective yield on such Certificates will be affected by any Net Interest Shortfall (as defined in the prospectus supplement) and the interest portion of certain losses. See "Description of the Certificates--Distributions on the Certificates" in the prospectus supplement. The yield on Certificates backed by Home Equity Loans may be adversely affected by the occurrence of Simple Interest Shortfalls.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest ("Prepayment Interest") on the days in the month actually elapsed up to the date of such prepayment, at a daily interest rate (determined by dividing the Mortgage Rate by 360, or 365 in the case of certain simple interest Home Equity Loans) which is applied to the principal amount of the loan so prepaid. When such a prepayment is made during the period from the sixteenth day through the last day of any month (and from the Cut-off Date through the fifteenth day of the month of the Cut-off Date), such Prepayment Interest is passed through the Certificateholders in the month following its receipt and the amount of interest thus distributed to Certificateholders, to the extent not supplemented by a Compensating Interest Payment or a Simple Interest Payment (each as defined and described in the prospectus supplement), will be less than the amount which would have been distributed in the absence of such prepayment. The payment of a claim under certain insurance policies or the purchase of a defaulted Mortgage Loan by a private mortgage insurer may also cause a reduction in the amount of interest passed through. A reduction in the interest rate of any Mortgage Loan due to the application of the Soldiers' and Sailors' Civil Relief Act of 1940 may also reduce the amount of interest passed through to Certificateholders. Shortfalls described in this paragraph will be borne by Certificateholders to the extent described herein. See "Description of the Certificates--Distributions on the Certificates--Interest" in the prospectus supplement.

     Any partial prepayment on a Mortgage Loan other than a simple interest Home Equity Loan will be applied to the balance of the related Mortgage Loan as of the first day of the month of receipt, will be passed through to the Certificateholders in the following month and, to the extent not supplemented by a Compensating Interest Payment, will reduce the aggregate amount of interest distributable to the Certificateholders in such month in an amount equal to 30 days of interest at the related Net Mortgage Rate on the amount of such prepayment.

                  SERVICING OF THE MORTGAGE LOANS AND CONTRACTS

     With respect to each series of Certificates, the related Mortgage Loans will be serviced either (i) by GECMSI as primary servicer, (ii) by GECMSI as master servicer, (iii) by another institution as primary servicer or (iv) by another institution as master servicer. If an institution other than GECMSI acts as primary servicer or as master servicer for a series, GECMSI may have no servicing obligations with respect to such series. If GECMSI or another institution acts as master servicer with respect to a series, the related Agreement may provide either (i) that the master servicer may delegate all or a portion of the servicing duties described below to other servicers but shall remain directly liable for all such servicing duties (a "Direct Master Servicing Arrangement"), or (ii) that certain of the servicing duties described below may be performed directly by other servicers, pursuant to servicing agreements entered into between such servicers and GECMSI, as seller, and assigned to the Trustee, in which event the master servicer will be obligated to supervise such servicers' performance but will not itself be obligated to perform such duties (a "Supervisory Master Servicing Arrangement"). Unless otherwise specified in the prospectus supplement, if GECMSI is acting as master servicer under a Direct Master Servicing Arrangement, the servicing agreement entered into between GECMSI and the direct servicer will be deemed to be between GECMSI and the direct servicer alone, and the Trustee and the Certificateholders will have no claims, obligations, duties or liabilities with respect thereto. Each master servicer will have the ability to terminate any such other servicer upon terms that will be agreed to at or before the time the related series of Certificates is issued. Unless otherwise specified in the prospectus supplement, in the event that the master servicer is no longer acting as such for the series, the Trustee or a successor master servicer shall succeed to the master servicer's rights under the servicing agreement with the primary servicer.

     The prospectus supplement for each series will specify whether GECMSI or another institution will act as primary servicer or master servicer for such series, and if there is a master servicer, whether the master servicing arrangement is a Direct Master Servicing Arrangement or a Supervisory Master Servicing Arrangement. If GECMSI acts as master servicer for a series under a Direct Master Servicing Arrangement, all references herein to GECMSI as Servicer should be read to refer to GECMSI as master servicer, as appropriate. If GECMSI acts as master servicer for a series under a Supervisory Master Servicing Arrangement, such references should be read to refer to the direct servicers of such series, acting under the supervision of GECMSI as master servicer. If an institution other than GECMSI acts as primary servicer for a series, or acts as master servicer for such series under a Direct Master Servicing Arrangement, all references herein to GECMSI as servicer should be read to refer to such institution as primary or master servicer, as appropriate. If an institution other than GECMSI acts as master servicer with respect to a series under a Supervisory Master Servicing Arrangement, such references should be read to refer to the direct servicers of such series, acting under the supervision of such institution as master servicer.

     With respect to each series of Certificates, except to the extent the Agreement specifically prescribes other servicing standards, the related Mortgage Loans will be serviced under servicing standards substantially equivalent to those required for approval by FNMA or FHLMC.

Collection and Other Servicing Procedures

     Mortgage Loans. GECMSI, as Servicer, will be responsible for making reasonable efforts to collect all payments called for under the Mortgage Loans and shall, consistent with each Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio which are comparable to the Mortgage Loans. Consistent with the above, GECMSI, as Servicer, may, in its discretion, (i) waive any late payment charge and (ii) if a default on the related Mortgage Loan has occurred or is reasonably foreseeable, arrange with the mortgagor, at any time prior to foreclosure, a schedule for the payment of principal and interest due and unpaid for a period of up to two years after the date upon which the arrangement with the mortgagor is entered into (generally, the arrangement period will not be more than eighteen months). In the event of any such arrangement GECMSI will be responsible for distributing funds with respect to such Mortgage Loan during the scheduled period in accordance with the original amortization schedule thereof and without regard to the temporary modification thereof. Such arrangement may not benefit all Certificateholders to the same extent.

     GECMSI, as Servicer, will be obligated to follow such normal practices and procedures as it deems necessary or advisable to realize upon a defaulted Mortgage Loan. In this regard, GECMSI, as Servicer, may (directly or through a local assignee) sell the property at a foreclosure or trustee's sale, negotiate with the mortgagor for a deed in lieu of foreclosure or, in the event a deficiency judgment is available against the mortgagor or other person (see "Certain Legal Aspects of the Mortgage Loans and Contracts--Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the limited availability of deficiency judgments), foreclose against such property and proceed for the deficiency against the appropriate person. The amount of the ultimate net recovery (including the proceeds of any pool insurance or other guarantee), after reimbursement to GECMSI, as Servicer, of its expenses incurred in connection with the liquidation of any such defaulted Mortgage Loan (including those described in the next paragraph in the case of second-lien Home Equity Loans) and prior unreimbursed advances of principal and interest, delinquent taxes, assessments, insurance premiums and comparable items and property protection expenses with respect thereto, will be credited to the Loan Payment Record when realized, and will be distributed to Certificateholders on the next Distribution Date following the month of receipt. If specified in the prospectus supplement, if such net recovery exceeds the Principal Balance of such Mortgage Loan plus one month's interest thereon at the Remittance Rate, the excess will be paid to GECMSI as additional servicing compensation. GECMSI will not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgaged Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through liquidation proceeds or insurance proceeds in respect of the related Mortgage Loan.

     If a REMIC election has been made with respect to all or any portion of a Trust Fund, GECMSI will dispose of any property it acquires through foreclosure of a related Mortgage Loan or otherwise before the end of the third calendar year after the year of its acquisition unless it receives from qualified tax counsel an opinion that it may hold such property for a longer period without adverse tax consequences.

     GECMSI, as Servicer, will not be obligated to foreclose on any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. See "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations." GECMSI will not be liable to the Certificateholders of a series if it fails to foreclose on a Mortgaged Property securing a Mortgage Loan in the related Trust Fund which it believes may be so contaminated or affected, even if such Mortgaged Property is, in fact, not so contaminated or affected. If GECMSI does not foreclose on such a Mortgaged Property, the Certificateholders of the related series may experience a loss on the related Mortgage Loan. In addition, GECMSI will not be liable to the Certificateholders if, based on its belief that no such contamination or effect exists, GECMSI forecloses on a Mortgaged Property and takes title to such Mortgaged Property on behalf of the related Trustee, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

     Unless otherwise specified in the prospectus supplement relating to a series of Certificates, if GECMSI determines that all amounts which it expects to recover from or on account of such a Mortgage Loan have been recovered, GECMSI's obligation, if any, to advance delinquent installments of principal, interest or both on such Mortgage Loan will cease and the Principal Balance of such Mortgage Loan will be allocated in reduction of the Certificate Principal Balance of the Certificates of the related series in the manner in which losses are allocated as specified in such prospectus supplement.

     GECMSI may not foreclose on any Mortgaged Property securing a Home Equity Loan unless it forecloses subject to any senior mortgage on such Mortgaged Property and any outstanding property taxes. In the event of such foreclosure, GECMSI generally will pay, subject to the final sentence of this paragraph, the entire amount due on such senior mortgage loan to the senior mortgagee at or prior to the foreclosure sale. If any senior mortgage is in default after GECMSI has initiated its foreclosure action, GECMSI may advance funds to keep the senior mortgage current until such time as GECMSI satisfies such senior mortgage. In the event foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of GECMSI's foreclosure action, GECMSI may satisfy the senior mortgage at the time of the foreclosure sale or take other action to protect its interest in the related Mortgaged Property. GECMSI will take or refrain from taking any such action based upon the standards and considerations described in the preceding paragraph.

     Unless otherwise specified in the prospectus supplement, if a series of Certificates includes one or more classes of subordinated Certificates, the Agreement may permit GECMSI, at its option, to grant to the holders of certain classes of subordinated Certificates (the "Loss Certificates") certain rights in connection with the foreclosure of defaulted Mortgage Loans in the related Trust Fund. Such rights may be granted on the date of initial issuance of such series of Certificates or thereafter and may or may not inure to the benefit of successive holders of the Loss Certificates. These rights would include, among other things, the right to receive notice from GECMSI that foreclosure of a defaulted Mortgage Loan is imminent and the right to instruct GECMSI to delay the commencement of foreclosure proceedings for up to six months after the Mortgage Loan has become delinquent. GECMSI may also grant the holders of the Loss Certificates the option to purchase a defaulted Mortgage Loan at the conclusion of such six-month period, at a purchase price equal to its unpaid principal balance plus accrued interest. The proceeds of such purchase would be deposited in the related Collection Account as liquidation proceeds. It will be a condition to the exercise of these latter rights that a reserve fund for the benefit of holders of the other classes of Certificates of such series and GECMSI as Servicer be established. An amount equal to 125% of the greater of the Scheduled Principal Balance (as defined in the related prospectus supplement) of the defaulted Mortgage Loan and the then current appraised value of the underlying Mortgaged Property, together with interest at the applicable Mortgage Rate for the period that foreclosure is delayed, must be deposited into such reserve fund. The principal purpose of the reserve fund would be to protect holders of the other classes of Certificates of such series from any diminution in value of the underlying Mortgaged Property attributable to the delay in foreclosure. Amounts on deposit in the reserve fund may be invested in certain specific investments acceptable to each of the rating agencies that are rating such Certificates.

     The exercise by holders of the Loss Certificates of the right to delay foreclosure will not alter the obligation of GECMSI to make any advances of delinquent Mortgage Loan payments specified in the prospectus supplement. Any such advances made by GECMSI after the date foreclosure is delayed will be recoverable by GECMSI from amounts on deposit in the reserve fund. GECMSI will continue to be entitled to reimbursement for Nonrecoverable Advances out of the assets of the related Trust Fund.

     The exercise by the holders of the Loss Certificates of any right to delay commencement of foreclosure proceedings as described above could affect the amount recovered upon the liquidation of the related Mortgaged Property and could also affect the extent of any losses recognized thereon if the amounts available in the reserve fund are not sufficient to make up the difference between the net liquidation proceeds and the unpaid principal balance of the related defaulted Mortgage Loan. There can be no assurance that this situation would not arise under circumstances in which it could be in the interest of other classes of Certificates to proceed promptly to pursue remedies against the mortgagor and Mortgaged Property in order to expedite recovery on a defaulted Mortgage Loan. Any right to delay commencement of foreclosure proceedings granted to the holders of the Loss Certificates would terminate in certain specified circumstances, including when such Class's Certificate Principal Balance had been reduced to zero.

     With respect to Cooperative Loans, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant Cooperative before purchasing the shares and acquiring rights under the related proprietary lease or occupancy agreement. See "Certain Legal Aspects of the Mortgage Loans and Contracts" herein. This approval is usually based on the purchaser's income and net worth and numerous other factors. Although the Cooperative's approval is unlikely to be unreasonably withheld or delayed, the necessity of acquiring such approval could limit the number of potential purchasers for those shares and otherwise limit the Trust Fund's ability to sell and realize the value of those shares.

     In general, a "tenant-stockholder" (as defined in Code Section 216(b)(2)) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Code Section 216(b)(1) is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Code Section 216(a) to the corporation under Code Sections 163 and 164. In order for a corporation to qualify under Code Section 216(b)(1) for its taxable year in which such items are allowable as a deduction to the corporation, such Section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders (as defined in Code Section 216(b)(2)). By virtue of this requirement, the status of a corporation for purposes of Code Section 216(b)(1) must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such Section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Code Section 216(a) with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Code Section 216(b)(1), the likelihood that such a failure would be permitted to continue over a period of years appears remote.

     If a Mortgaged Property has been or is about to be conveyed by the mortgagor, GECMSI, as Servicer, will be obligated to accelerate the maturity of the Mortgage Loan, unless it reasonably believes it is unable to enforce that Mortgage Loan's "due-on-sale" clause under applicable law or such enforcement would adversely affect or jeopardize coverage under any related primary mortgage insurance policy or pool insurance policy. If it reasonably believes it may be restricted by law, for any reason, from enforcing such a "due-on-sale" clause, GECMSI may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note. Any fee collected by GECMSI for entering into an assumption agreement will be retained by GECMSI as additional servicing compensation. For a description of circumstances in which GECMSI may be unable to enforce "due-on-sale" clauses, see "Certain Legal Aspects of the Mortgage Loans and Contracts--Enforceability of Certain Provisions." In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note may not be decreased.

     GECMSI, as Servicer, will maintain with one or more depository institutions one or more accounts into which it will deposit all payments of taxes, insurance premiums, assessments or comparable items received for the account of the mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, insurance premiums, assessments or comparable items, to reimburse GECMSI, or the applicable servicer, out of related collections for any cost incurred in paying taxes, insurance premiums and assessments or otherwise preserving or protecting the value of the Mortgages, to refund to mortgagors any amounts determined to be overages and to pay interest to mortgagors on balances in such account or accounts to the extent required by law.

     So long as it acts as servicer of the Mortgage Loans, GECMSI, and any successor to GECMSI appointed as Servicer following an Event of Default, will be required to maintain certain insurance covering errors and omissions in the performance of its obligations as servicer and certain fidelity bond coverage ensuring against losses through wrongdoing of its officers, employees and agents.

     Contracts. Pursuant to the Agreement, GECMSI, as Servicer, will service and administer the Contracts assigned to the Trustee as more fully set forth below. GECMSI, either directly or through servicers subject to general supervision by GECMSI, will perform diligently all services and duties specified in each Agreement, in the same manner as prudent lending institutions servicing manufactured housing installment sales contracts of the same type as the Contracts in those jurisdictions where the related Manufactured Homes are located. GECMSI, as Servicer, will monitor the performance of each other servicer, if any, and, unless the related prospectus supplement states that a Supervisory Master Servicing Arrangement will be in effect, will remain liable for the servicing of the Contracts in accordance with the terms of the Agreement. The duties to be performed by GECMSI will include collection and remittance of principal and interest payments, collection of insurance claims and, if necessary, repossession.

     The Agreement will provide that, when any Manufactured Home securing a Contract is about to be conveyed by the borrower, GECMSI, as Servicer, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, may exercise its rights to accelerate the maturity of such Contract under the applicable "due-on-sale" clause, if any, unless GECMSI reasonably believes it is unable to enforce such "due-on-sale" clause under applicable law. In such case, GECMSI is authorized to take or enter into an assumption agreement from or with the person to whom such Manufactured Home has been or is about to be conveyed, pursuant to which such person becomes liable under the Contract.

     Under the Agreement, GECMSI, as Servicer, will repossess or otherwise comparably convert the ownership of properties securing such of the related Contracts as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such repossession or other conversion, GECMSI will follow such practices and procedures as it deems necessary or advisable and as shall be normal and usual in its general servicing activities. GECMSI, however, will not be required to expend its own funds in connection with any repossession or towards the restoration of any property unless it determines (i) that such restoration or repossession will increase the proceeds of liquidation of the related Contract to the Certificateholders after reimbursement to itself for such expenses and
(ii) that such expenses will be recoverable to it either through liquidation proceeds or through insurance proceeds. Notwithstanding the foregoing, GECMSI will not be entitled to recover legal expenses, other than sums recovered for that purpose from the mortgagor, that are incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and foreclosure proceedings are terminated before completion.

Private Mortgage Insurance

     The mortgage loans in a pool will not have loan-to-value ratios in excess of 105% of Original Value. Generally, Mortgage Loans that GECMSI originates or acquires do not have loan-to-value ratios in excess of 95% of their Original Value. The prospectus supplement for a series will describe the extent to which a pool includes mortgage loans with loan-to-value ratios exceeding 95%. Unless otherwise specified in the prospectus supplement, Mortgage Loans (other than Home Equity Loans) that GECMSI originates or acquires that have an original principal amount exceeding 80% of Original Value usually will have private mortgage insurance. GECMSI generally requires such coverage to continue until the outstanding principal amount equals or is less than 80% of the greater of the Original Value and, if permitted under any pool insurance policy obtained with respect to a series, the then current value of the property as evidenced by an appraisal thereof satisfactory to GECMSI. Private mortgage insurance policies may be provided by General Electric Mortgage Insurance Corporation, an affiliate of GECMSI and Funding. Any mortgage insurance relating to a pool of Contracts will be described in the related prospectus supplement. GECMSI does not require private mortgage insurance policies on Home Equity Loans. A private mortgage insurance policy may provide that, as an alternative to paying a claim thereunder, the mortgage insurer will have the right to purchase the Mortgage Loan following the receipt of a notice of default, at a purchase price equal to the sum of the principal balance of the Mortgage Loan, accrued interest thereon and the amount of certain advances made by GECMSI as Servicer with respect to the Mortgage Loan. The mortgage insurer may have such purchase right after the borrower has failed to make three scheduled monthly payments (or one payment if it is the first payment due on the Mortgage Loan) or after any foreclosure or other proceeding affecting the Mortgage Loan or the Mortgaged Property has been commenced. The proceeds of any such purchase will be distributed to Certificateholders on the applicable Distribution Date. A mortgage insurer may be more likely to exercise such purchase option when prevailing interest rates are low relative to the interest rate borne by the defaulted Mortgage Loan, in order to reduce the aggregate amount of accrued interest that the insurer would be obligated to pay upon payment of a claim.

Hazard Insurance

     Mortgage Loans. GECMSI, as Servicer, will cause to be maintained for each Mortgaged Property a hazard insurance policy. The coverage of such policy is required to be in an amount not less than the maximum insurable value of the improvements securing the related Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. All amounts collected by GECMSI for the benefit of the related Trust Fund under any hazard policy (except for amounts to be applied to the restoration or repair of property subject to the related Mortgage or property acquired by foreclosure or amounts released to the related mortgagor in accordance with GECMSI's normal servicing procedures) will be credited to the related Loan Payment Record and deposited in the applicable Certificate Account at the times and in the manner described under "Loan Payment Record" below.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and, therefore, will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flow), nuclear reactions, pollution, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. If the property securing a Mortgage Loan is located in a federally designated flood area, the Agreement will require that flood insurance be maintained in such amounts as would be required by the Federal National Mortgage Association in connection with its mortgage loan purchase program. The Depositor may also purchase special hazard insurance against certain of the uninsured risks described above. See "Credit Enhancement--Special Hazard Insurance."

     Most of the properties securing the Mortgage Loans will be covered by homeowners' insurance policies, which, in addition to the standard form of fire and extended coverage, provide coverage for certain other risks. These homeowners' policies typically contain a "coinsurance" clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the lesser of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed, or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Since the amount of hazard insurance GECMSI is required to cause to be maintained on the improvements securing the Mortgage Loans declines as the principal balances owing thereon decrease, if the residential properties securing the Mortgage Loans appreciate in value over time, the effect of coinsurance in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

     GECMSI, as Servicer, will cause to be maintained on any Mortgaged Property acquired upon foreclosure, or by deed in lieu of foreclosure, on behalf of the Trustee hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of the related Mortgage Loan, plus, in the case of a second priority Home Equity Loan, the unpaid principal balance of any senior mortgage loan, at the time of such foreclosure or deed in lieu of foreclosure, plus accrued interest and the good-faith estimate of GECMSI of related liquidation expenses to be incurred in connection therewith.

     GECMSI, as Servicer, may maintain, in lieu of causing individual hazard insurance policies to be maintained with respect to each Mortgage Loan, one or more blanket insurance policies covering hazard losses on the Mortgage Loans. GECMSI will pay the premium for such policy on the basis described therein and will pay any deductible amount with respect to claims under such policy relating to the Mortgage Loans.

     GECMSI will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any Cooperative Loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's cooperative dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Cooperative Loan.

     Contracts. The terms of the Agreement will require the Servicer to cause to be maintained with respect to each Contract one or more hazard insurance policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the borrower on the related Contract, whichever is less. When a Manufactured Home's location was, at the time of origination of the related Contract, within a federally designated special flood hazard area, GECMSI also shall cause such flood insurance to be maintained, which coverage shall be at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program.

     GECMSI, as Servicer, may maintain, in lieu of causing individual hazard insurance policies to be maintained with respect to each Manufactured Home, and shall maintain, to the extent that the related Contract does not require the borrower to maintain a hazard insurance policy with respect to the related Manufactured Home, one or more blanket insurance policies covering losses on the borrowers' interests in the Contracts resulting from the absence or insufficiency of individual hazard insurance policies. GECMSI will pay the premium for such policy on the basis described therein and will pay any deductible amount with respect to claims under such policy relating to the Contracts.

     GECMSI, as Servicer, to the extent practicable, will cause the borrowers to pay all taxes and similar governmental charges when and as due. To the extent that nonpayment of any taxes or charges would result in the creation of a lien upon any Manufactured Home having a priority equal or senior to the lien of the related Contract, GECMSI will pay any such delinquent tax or charge. Any such payment made by GECMSI will be reimbursable to GECMSI as described under "--Loan Payment Record" below.

     If GECMSI repossesses a Manufactured Home on behalf of the Trustee, GECMSI will either (i) maintain at its expense hazard insurance with respect to such Manufactured Home, or (ii) indemnify the Trustee against any damage to such Manufactured Home prior to resale or other disposition.

Unanticipated Recoveries of Losses on the Mortgage Loans

     To the extent and in the manner specified in the prospectus supplement, the principal balance of classes of Certificates may be reduced by allocating to them losses of principal that occur in connection with liquidation on the Mortgage Loans in the related Trust Fund (a "Realized Loss"). Unless otherwise specified in the prospectus supplement, holders of Certificates that had previously been allocated a Realized Loss in respect of a Mortgage Loan (which holders may, in the event of a transfer of any such Certificate, be different than the holders at the time the Realized Loss was allocated) may receive distributions if the Servicer subsequently recovers an amount (an "Unanticipated Recovery") in respect of such Mortgage Loan as a result of events such as an unanticipated insurance settlement, tax refund or mortgagor bankruptcy distribution. In such event, the Trustee will distribute to the holders of each outstanding class to which such Realized Loss had previously been allocated its share of such Unanticipated Recovery in an amount not to exceed the amount of such loss previously allocated to such class. This distribution will be made on the Distribution Date in the calendar month following receipt of the Unanticipated Recovery. Any distributions of Unanticipated Recoveries will not reduce the Certificate Principal Balances of the class of Certificates receiving such recoveries. If the Certificates include a class of principal-only Certificates, such principal-only class will be allocated a percentage of any Unanticipated Recovery equal to the percentage of the loss previously allocated to it in respect of the related Mortgage Loans, and the other classes of Certificates (other than interest-only Certificates) that were allocated a portion of such loss will receive a pro rata share of the balance. Notwithstanding the foregoing, no Certificateholder will be entitled to receive any share of an Unanticipated Recovery following the Distribution Date on which the Certificate Principal Balance of its Certificates has been reduced to zero, including following the termination of the Trust Fund. See "The Pooling and Servicing Agreement--Termination" in this prospectus.

Advances

     Unless otherwise specified in the prospectus supplement, in the event that any borrower fails to make any payment of principal or interest required under the terms of a Mortgage Loan or Contract, GECMSI, as Servicer, will be obligated to advance the entire amount of such payment adjusted in the case of any delinquent interest payment to the applicable Remittance Rate. Unless otherwise specified in the prospectus supplement and except as described above under "Credit Enhancement--Purchase of Liquidating Loans," this obligation to advance will be limited to amounts which GECMSI reasonably believes will be recoverable by it out of liquidation proceeds or otherwise in respect of such Mortgage Loan or Contract. GECMSI, or the applicable servicer, will be entitled to reimbursement for any such advance from related late payments on the Mortgage Loan or Contract as to which such advance was made. Furthermore, unless otherwise specified in the prospectus supplement, GECMSI, or the applicable servicer, will be entitled to reimbursement for any such advance (i) from liquidation proceeds or insurance proceeds received if such Manufactured Home is repossessed or such Mortgage Loan is foreclosed (and is not purchased by GECMSI, as Servicer, pursuant to any obligation it may have to purchase Liquidating Loans) prior to any payment to Certificateholders in respect of the repossession or foreclosure and (ii) from receipts or recoveries on all other Mortgage Loans or Contracts or from any other assets of the Trust Fund, for all or any portion of such advance which GECMSI determines, in good faith, may not be ultimately recoverable from such liquidation or insurance proceeds (a "Nonrecoverable Advance"). Any Nonrecoverable Advance will be reimbursable out of the assets of the Trust Fund. The amount of any scheduled payment required to be advanced by GECMSI will not be affected by any agreement between GECMSI and a borrower providing for the postponement or modification of the due date or amount of such scheduled payment. If specified in the prospectus supplement, the Trustee for the related series will make advances of delinquent payments of principal and interest in the event of a failure by GECMSI, as Servicer, to perform such obligation.

     Unless otherwise specified in the prospectus supplement, until any obligation of GECMSI as Servicer to purchase Liquidating Loans is exhausted, GECMSI will advance delinquent installments of principal and interest (adjusted to the applicable Remittance Rate) on the Mortgage Loans as described above in an aggregate amount up to the amount of its remaining purchase obligation, irrespective of whether GECMSI believes any such advance will be recoverable. GECMSI's obligation to advance delinquent installments of principal and interest (adjusted to the applicable Remittance Rate) on the Mortgage Loans which it deems recoverable will be unaffected by the exhaustion of any obligation GECMSI as Servicer to purchase Liquidating Loans. In the event that GECMSI has an obligation to purchase Liquidating Loans, any outstanding unreimbursed advances may be charged against the amount of such obligation, subject to reinstatement on account of net recoveries on such Mortgage Loan.

     Any such obligation to make advances may be limited to amounts due holders of senior Certificates of the related series or may be limited to specified periods or otherwise as specified in the prospectus supplement.

     GECMSI, or the applicable servicer, will make such advances in order to maintain a regular flow of scheduled interest and principal payments to holders of the relevant classes of Certificates. Such advances do not represent an obligation of GECMSI or the applicable servicer to guarantee or insure against losses.

Loan Payment Record

     The Agreement will require that GECMSI, as Servicer, establish and maintain a Loan Payment Record to which will be credited the following payments received by GECMSI with respect to the Mortgage Loans or Contracts included in the related Trust Fund:

     (i) All payments on account of principal, including Principal Prepayments (other than principal payments due and payable on or before, and Principal Prepayments received before, the Cut-off Date), received from borrowers (excluding any amounts specified in the prospectus supplement);

     (ii) All payments (other than those due and payable on or before the Cut-off Date) on account of interest received from borrowers (adjusted to the applicable Remittance Rate) and excluding any other amounts specified in the prospectus supplement;

     (iii) All amounts received by GECMSI, or the applicable servicer, in connection with the liquidation of any Mortgaged Property or Manufactured Home, and the purchase price including applicable interest thereon, of any Mortgage Loan or Contract purchased by GECMSI pursuant to the applicable Agreement or any amount paid in connection with the substitution of a Mortgage Loan;

     (iv) All proceeds received by GECMSI, or the applicable servicer, under any private mortgage insurance or any title, hazard, special hazard, pool or other insurance policy covering any Mortgage Loan or Contract, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or Contract or released to the borrower in accordance with the normal servicing procedures of GECMSI;

     (v) All proceeds received in respect of any Mortgaged Property acquired on behalf of the Trustee;

     (vi) Unanticipated Recoveries; and

     (vii) If the Trust Fund includes Mortgage Loans that are secured by other collateral (such as securities) in addition to the related property, all amounts received by GECMSI in connection with the liquidation of such additional collateral.

     GECMSI will not be required to credit to the Loan Payment Record payments on any Mortgage Loan or Contract that has been previously released from the Trust Fund, amounts representing fees or late charge penalties payable by borrowers or amounts received by GECMSI for the account of borrowers for application towards the payment of taxes, insurance premiums, assessments and similar items.

     Unless otherwise specified in the prospectus supplement, GECMSI, as Servicer, may, from time to time, make debits to the Loan Payment Record for the following purposes:

     (i) To reimburse GECMSI, or the applicable servicer, for expenses incurred by it in connection with the liquidation of any Mortgage Loan (including amounts advanced on any senior mortgage loans) or Manufactured Home and prior unreimbursed advances of delinquent installments of principal and interest, delinquent taxes, assessments, insurance premiums and comparable items and property protection expenses with respect thereto, in an amount not to exceed the amount of the proceeds from any such liquidation (including insurance proceeds) credited to the Loan Payment Record, and, if specified in the prospectus supplement, to the extent such proceeds, net of such expenses, exceed the Principal Balance of such Mortgage Loan or Contract plus one month's interest thereon at the applicable Remittance Rate, to pay to GECMSI such excess as additional servicing compensation;

     (ii) To reimburse GECMSI, or the applicable servicer, for expenses reimbursable under any insurance policy covering a Mortgage Loan and amounts expended by GECMSI in good faith in connection with the restoration of a Mortgaged Property damaged by an uninsured cause, in an amount not to exceed the proceeds from any insurance covering such Mortgage Loan and any liquidation thereof credited to the Loan Payment Record;

     (iii) To reimburse GECMSI or Funding for certain expenses relating to the Agreement as to which GECMSI or Funding is entitled to indemnification or reimbursement pursuant to the Agreement;

     (iv) To pay to GECMSI amounts received in respect of any Mortgage Loan or Contract purchased by GECMSI as required by the Agreement to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect thereof greater than the Principal Balance thereof plus, unless otherwise specified in the prospectus supplement, one month's interest thereon at the applicable Remittance Rate, net of any unreimbursed advances of delinquent installments of principal and interest made by GECMSI;

     (v) To reimburse GECMSI (or, if applicable, the Guarantor or any other entity) for any previous advance of delinquent installments of principal and interest (adjusted to the applicable Remittance Rate) in respect of any Mortgage Loan or Contract to the extent of recoveries, including late payments and liquidation proceeds, on such Mortgage Loan or Contract;

     (vi) To reimburse GECMSI from any borrower payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by GECMSI, for unpaid servicing fees with respect to such Mortgage Loan, subject to certain limitations;

     (vii) To reimburse GECMSI (or, if applicable, the Trustee, the Guarantor or any other entity) for any Nonrecoverable Advance;

     (viii) To make deposits into the Certificate Account; and

     (ix) To deduct any amount credited to the Loan Payment Record in error.

     In addition, if specified in the prospectus supplement relating to a Trust Fund which includes second-priority Home Equity Loans, GECMSI, as Servicer, will be entitled to be reimbursed, out of payments received on a second-priority Home Equity Loan, for funds advanced to keep the related senior mortgages current.

     On the date or dates specified in the prospectus supplement (each, a "Deposit Date") prior to each Distribution Date, unless otherwise specified in the prospectus supplement, GECMSI as Servicer, will transfer to the Certificate Account the payments in respect of the Mortgage Loans or Contracts described above, net of any debits made thereto as described above, which were received by it after the Cut-off Date and before the fifth business day next preceding such Distribution Date (the "Determination Date"), together with any required advances of delinquent principal and interest payments to be made by it, except
(i) Principal Prepayments received during the month of such deposit (other than as described in the next sentence) and all related payments of interest representing interest for the month of deposit or any portion thereof and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the first day of the month of deposit. In addition, unless otherwise specified in the prospectus supplement, GECMSI will transfer to the Certificate Account (i) the amount of any voluntary prepayment in full (net of any interest thereon) received by GECMSI (or, in the case of a Mortgage Loan master-serviced by GECMSI, of which GECMSI receives notice) during the period from the first day through the fifteenth day of the month of such Distribution Date and (ii) the amount of any Compensating Interest Payment for such Distribution Date, as described in the prospectus supplement. The net amounts described in the two preceding sentences are the "Available Funds" for a series of Certificates with respect to any Distribution Date, provided that such Available Funds shall not include Unanticipated Recoveries. Unless otherwise specified in the prospectus supplement, all transfers by GECMSI to the Certificate Account will be made by transfer of next-day funds. Although such next-day funds may have been credited to the Certificate Account, until such funds become available to the Trustee under applicable law and procedures relating to such transfers, such funds will not be available to Certificateholders. Unless otherwise specified in the prospectus supplement, prior to transferring such funds, GECMSI may commingle payments received in respect of the Mortgage Loans or Contracts and may invest such payments for its own account. Income realized on the investment of such payments pending deposit into the Certificate Account will be retained by GECMSI as additional servicing compensation. If GECMSI realizes any net losses on such investments, it shall deposit in the Certificate Account an amount equal to such net loss before the next Distribution Date.

     As a result of GECMSI's access to payments received in respect of the Mortgage Loans prior to the time such payments become available to the Trustee in the Certificate Account, creditors or a trustee-in-bankruptcy for GECMSI may be able to assert rights in such payments superior to those of the Trustee.

     If specified in the prospectus supplement, GECMSI may establish, or provide for the establishment of, an account (the "Collection Account") in lieu of the Loan Payment Record described above. If so specified, all amounts to be credited or debited to the Loan Payment Record will instead be deposited in or withdrawn from the Collection Account.

Servicing and Other Compensation and Payment of Expenses

     Unless otherwise specified in the prospectus supplement, GECMSI's primary compensation for its servicing activities will come from the payment to it, with respect to each interest payment on a Mortgage Loan or Contract, of all or a portion of the difference between the Mortgage Rate for such Mortgage Loan or Contract and the related Remittance Rate. In addition to the primary compensation, GECMSI will retain all assumption fees, late payment charges and other miscellaneous charges, all to the extent collected from borrowers and, unless otherwise specified in the prospectus supplement, the investment income described in the second preceding paragraph. In the event GECMSI or another institution is acting as master servicer under an Agreement, the master servicer will receive compensation with respect to the performance of its activities as master servicer.

     Unless otherwise specified in the prospectus supplement, GECMSI will be responsible for paying all expenses incurred in connection with the servicing of the Mortgage Loans or Contracts (subject to limited reimbursement as described in "Loan Payment Record" above), including, without limitation, payment of any premium for any Advance Guarantee, Liquidating Loan Guarantee, Deposit Guarantee, pool insurance policy, special hazard policy, bankruptcy bond, repurchase bond or other guarantee or surety, payment of the fees and the disbursements of the Trustee, the Administrator (if any) and the independent accountants, payment of the compensation of any direct servicers of the Mortgage Loans, payment of all fees and expenses in connection with the realization upon defaulted Mortgage Loans or Contracts and payment of expenses incurred in connection with distributions and reports to Certificateholders. Unless otherwise specified in the prospectus supplement, GECMSI may assign any of its primary servicing compensation in excess of that amount customarily retained as servicing compensation for similar assets.

Resignation, Succession and Indemnification of GECMSI, as Servicer, and the Depositor

     The Agreement will provide that, except as described in the second and third succeeding paragraphs, GECMSI may not resign from its obligations and duties as servicer or master servicer thereunder, except upon determination that GECMSI's performance of such duties is no longer permissible under applicable law or as provided in the last paragraph under this heading. No such resignation will become effective until the Trustee or a successor has assumed GECMSI's servicing obligations and duties under such Agreement. The Guarantor's obligations under any Advance Guarantee, Liquidating Loan Guarantee or Deposit Guarantee will, upon issuance thereof, be irrevocable, subject to certain limited rights of assignment as described in the prospectus supplement if applicable.

     The Agreement will provide that none of GECMSI, Funding, if applicable, or the Guarantor, if applicable, nor any of their respective directors, officers, employees or agents, shall be under any liability to the Trust Fund or the Certificateholders of the related series for taking any action or for refraining from taking any action pursuant to such Agreement, or for errors in judgment; provided, however, that none of GECMSI, Funding, or the Guarantor, nor any such person, will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The Agreement will also provide that GECMSI, Funding, if applicable, and, the Guarantor, if applicable, and their respective directors, officers, employees and agents are entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Contract (except as otherwise reimbursable under the Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that none of GECMSI, Funding, if applicable, the Guarantor, if applicable, is under any obligation to appear in, prosecute or defend any legal action which is not incidental to GECMSI's servicing responsibilities under such Agreement or the Guarantor's payment obligations under any Limited Guarantee, respectively, and which in its respective opinion may involve it in any expense or liability. Each of GECMSI and, if applicable, the Guarantor may, however, in its respective discretion undertake any such action which it may deem necessary or desirable in respect of such Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and GECMSI and, if applicable, the Guarantor, will be entitled to be reimbursed therefor from amounts credited to the Loan Payment Record.

     Any corporation into which GECMSI or Funding may be merged or consolidated or any corporation resulting from any merger, conversion or consolidation to which GECMSI or Funding is a party, or any corporation succeeding to the business of GECMSI or Funding, or any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, or any limited partnership, the sole general partner of which is either GECMSI or a corporation more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which assumes the obligations of GECMSI or Funding, will be the successor of GECMSI or Funding under each Agreement.

     GECMSI also has the right to assign its rights, and delegate its duties and obligations, as Servicer under the Agreement for each series of Certificates; provided that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee for such series of Certificates and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the Agreement from and after the date of such agreement and (ii) each applicable Rating Agency's rating of any Certificates of such series in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, GECMSI will be released from its obligations as servicer under the Agreement except for liabilities and obligations incurred prior to such assignment or delegation.

                       THE POOLING AND SERVICING AGREEMENT

     The following, together with the description of the Pooling and Servicing Agreement in the prospectus supplement, describes all material provisions of the Pooling and Servicing Agreement relating to the applicable series of Certificates. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreements. Where particular provisions or terms used in the Pooling and Servicing Agreements are referred to, such provisions or terms are as specified in the Pooling and Servicing Agreements.

Assignment of Assets

     Assignment of the Mortgage Loans. At the time of issuance of a series of Certificates, the applicable Depositor, as seller, will assign the related Mortgage Loans to the Trustee, together with all principal and interest, subject to exclusions specified in the prospectus supplement, received by the Servicer on or with respect to such Mortgage Loans on or after the Cut-off Date other than principal and interest due and payable on or before, and Principal Prepayments received before, the Cut-off Date. The Trustee will, concurrently with such assignment, execute, countersign and deliver the Certificates to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement. Such schedule will include information as to the Principal Balance of each Mortgage Loan as of the Cut-off Date, as well as information respecting the Mortgage Rate, the scheduled monthly payment of principal and interest as of the Cut-off Date and the maturity date of each Mortgage Note.

     In addition, as to each Mortgage Loan, the Depositor, as seller, will deliver to the Trustee, unless otherwise specified in the prospectus supplement or as described below, the Mortgage Note and Mortgage, any assumption and modification agreement and an assignment of the Mortgage to the Trustee in recordable form (other than in respect of unavailable recording information). In addition, unless otherwise specified in the prospectus supplement, the Depositor will also deliver to the Trustee originals of the recorded Mortgages, any intervening assignments of the Mortgages and title insurance policies with respect to the Mortgage Loans, as promptly as practicable, and in any case within thirty days, after receiving all such documents from the applicable recording offices and title insurance companies. Pending such delivery, GECMSI on behalf of the Depositor will retain and furnish to the Trustee upon request copies of the Mortgages and intervening assignments of Mortgage delivered for recording and the evidence of title insurance issued at origination of the Mortgage Loans. GECMSI on behalf of the Depositor will retain and furnish to the Trustee upon request any applicable evidence of primary mortgage insurance so long as such insurance remains in force.

     The Depositor may deliver to the Trustee, in lieu of the original Mortgage Note, a new promissory note signed by the borrower confirming its obligation under the original Mortgage Note (a "Confirmatory Mortgage Note"). Furthermore, a Trust Fund may include Mortgage Loans where the original Mortgage Note or a Confirmatory Mortgage Note is not delivered to the Trustee if the Depositor instead delivers to the Trustee an affidavit certifying that the Depositor was the sole owner of the indebtedness evidenced by such note and the original thereof has been lost or destroyed and the Depositor indemnifies the Trust Fund against any loss, liability, damage, claim or expense resulting from the Depositor's failure to have delivered the original Mortgage Note or Confirmatory Mortgage Note. Such indemnification will be terminated if the Depositor subsequently delivers to the Trustee the original Mortgage Note or a Confirmatory Mortgage Note. Unless otherwise specified in the applicable prospectus supplement, no more than 1% of the Mortgage Loans in any Mortgage Pool, measured by Principal Balance as of the related Cut-Off Date, may consist of Mortgage Loans as to which the Depositor has failed to deliver the original Mortgage Note or Confirmatory Mortgage Note. In the case of Mortgage Loans purchased by Funding from GECMSI without the original Mortgage Note or Confirmatory Mortgage Note, Funding, as Depositor, may assign to the Trustee the benefit of an affidavit and indemnification to the foregoing effect received from GECMSI as seller under the Asset Purchase Agreement.

     Unless otherwise specified in the prospectus supplement, the applicable Depositor may refrain from recording the assignments of the Mortgage Loans prior to the occurrence of certain events set forth in the related Agreement. Although such recordation is not necessary to make the assignment of the Mortgage Loans from GECMSI to Funding or from the applicable Depositor to the Trustee effective, if GECMSI were to make a sale, assignment, satisfaction or discharge of any Mortgage Loan prior to recording or filing the assignments to Funding or to the Trustee, the other parties to such sale, assignment, satisfaction or discharge might have rights superior to those of Funding or the Trustee, as the case may be. If GECMSI were to do so without authority under the Agreement, it would be liable to the Trustee on behalf of the related Certificateholders. Moreover, if insolvency proceedings relating to GECMSI or Funding were commenced prior to such recording or filing, creditors of GECMSI or Funding may be able to assert rights in the affected Mortgage Loans superior to those of Funding or the Trustee.

     GECMSI will acknowledge either in the Agreement (when acting as Depositor) or in the Asset Purchase Agreement (when selling Mortgage Loans to Funding) that its retention of record title to the Mortgages is for convenience only and that it is holding record title solely as custodian for Funding, if applicable, and for the Trustee upon transfer of the Mortgage Loans to the Trustee.

     With respect to any Mortgage Loans which are Cooperative Loans, the Depositor, as seller, will cause to be delivered to the Trustee the related original cooperative note endorsed to the order of the Trustee (or the lost-note affidavit and indemnification described in the second preceding paragraph), the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and related blank stock powers. The Depositor will file in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     Unless otherwise specified in the related prospectus supplement, the Agreement will provide the Trustee with the benefit of certain representations and warranties relating to the Mortgage Loans. These representations and warranties will be made by GECMSI in the Agreement if it is acting as Depositor. If Funding acts as Depositor with respect to Mortgage Loans acquired from GECMSI, Funding will assign to the Trustee in the Agreement the benefit of the representations and warranties (together with the remedies for a breach thereof) made by GECMSI in the related Asset Purchase Agreement.

     Unless otherwise specified in the related prospectus supplement, GECMSI generally will represent and warrant, among other things, that (i) the information set forth in the schedule of Mortgage Loans attached thereto is correct in all material respects at the date or dates respecting which such information is furnished; (ii) a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor, for each Mortgage Loan (other than a Cooperative Loan) was issued on the date of origination thereof and each such policy or binder assurance is valid and remains in full force and effect at the Issue Date; (iii) at the date of initial issuance of the Certificates, GECMSI has good title to and under the sole owner of the Mortgage Loans and the Mortgage Loans are being transferred free and clear of any liens, claims and encumbrances; (iv) at the Issue Date, each Mortgage is a valid and enforceable first or, in the case of a second priority Home Equity Loan, second lien on the property securing the Mortgage Note (subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of the recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained by GECMSI, (c) in the case of a second-priority Home Equity Loan, the lien of the related first mortgage, and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage), and such property is free of material damage and is in good repair; (v) at the Issue Date, no Mortgage Loan is 30 or more days delinquent and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding twelve months, and there are no delinquent tax or assessment liens against the property covered by the related Mortgage; (vi) at the Issue Date, the portion of each Mortgage Loan, if any, which in the circumstances set forth above under "Servicing of the Mortgage Loans--Private Mortgage Insurance" should be insured with a private mortgage insurer is so insured; (vii) at the Issue Date, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note; and (viii) each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws. In addition to the foregoing, if Funding acts as Depositor, it will also represent and warrant that (i) it had good title to and was the sole owner of such Mortgage Loans immediately prior to the assignment thereof to the Trustee and (ii) no valid offset, defense or counterclaim to the Mortgage or Mortgage Note exists as of the Issue Date as a result of any action taken by Funding.

     In the event that the Depositor has acquired the Mortgage Loans for a series from a third party, if so specified in the related prospectus supplement, the Depositor may, in lieu of making the representations described in the preceding paragraph, cause the entity from which the Depositor acquired such Mortgage Loans to make such representations (other than those regarding the Depositor's title to the Mortgage Loans, which will in all events be made by the Depositor), in the sales agreement pursuant to which such Mortgage Loans are acquired, or if such entity is acting as a servicer, in its servicing agreement. In such event such representations, and the Depositor's rights against such entity in the event of a breach thereof, will be assigned to the Trustee for the benefit of the holders of the Certificates of such series.

     Assignment of Agency Securities. The Depositor, as seller, will cause the Agency Securities to be registered in the name of the Trustee or its nominee, and the Trustee concurrently will execute, countersign and deliver the Certificates. Each Agency Security will be identified in a schedule appearing as an exhibit to the Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date, the annual pass-through rate (if any) and the maturity date. GECMSI, in the Agreement or in the Asset Purchase Agreement, as applicable, will represent and warrant to the Trustee, among other things, that the information contained in the Agency Securities schedule is true and correct, and the Depositor will represent and warrant to the Trustee that immediately prior to the transfer of the Agency Securities to the Trustee, the Depositor had good title to, and was the sole owner of, each Agency Security.

     Assignment of Contracts. The Depositor, as seller, will cause the Contracts to be assigned to the Trustee, together with principal and interest due on or with respect to the Contracts after the Cut-off Date specified in the related prospectus supplement. Each Contract will be identified in a loan schedule appearing as an exhibit to the related Agreement. Such loan schedule will specify, with respect to each Contract, among other things: the original principal balance and the outstanding principal balance as of the close of business on the Cut-off Date; the interest rate; the current scheduled payment of principal and interest; and the maturity date.

     In addition, with respect to each Contract, the Depositor will deliver or cause to be delivered to the Trustee, the original Contract and copies of documents and instruments related to each Contract and the security interest in the Manufactured Home securing each Contract. To give notice of the right, title and interest of the Certificateholders to the Contracts, the Depositor will cause a UCC-1 financing statement to be filed identifying the Trustee as the secured party and identifying all Contracts as collateral. Unless otherwise specified in the related prospectus supplement, the Contracts will not be stamped or otherwise marked to reflect their assignment from GECMSI to the Trustee or from GECMSI to Funding to the Trustee. Therefore, if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment, the interest of the Certificateholders in the Contracts could be defeated. See "Certain Legal Aspects of the Mortgage Loans and Contracts."

     GECMSI, in the Agreement or in the Asset Purchase Agreement, as applicable, will provide limited representations and warranties to the Trustee concerning the Contracts. Such representations and warranties will include: (i) that the information contained in the loan schedule provides an accurate listing of the Contracts and that the information respecting such Contracts set forth in such loan schedule is true and correct in all material respects at the date or dates respecting which such information is furnished; (ii) that, immediately prior to the conveyance of the Contracts, GECMSI had good title to, and was sole owner of, each such Contract (which representation will also be made by Funding if it is the Depositor); and (iii) that there has been no other sale by it of such Contract and that the Contract is not subject to any lien, charge, security interest or other encumbrance.

Repurchase or Substitution

     The Trustee will review the documents delivered to it with respect to the assets of the related Trust Fund. Unless otherwise specified in the prospectus supplement, if any document is not delivered or is found to be defective in any material respect and GECMSI (pursuant to the Agreement or the Asset Purchase Agreement, as applicable) cannot deliver such document or cure such defect within 60 days after notice thereof (which the Trustee will undertake to give within 45 days of the delivery of such documents), GECMSI will, not later than the first Distribution Date which is more than ten days after such 60-day period, (a) remove the affected Mortgage Loan or Contract from the Trust Fund and substitute one or more other mortgage loans or contracts therefor or (b) repurchase the Mortgage Loan or Contract from the Trustee for a price equal to 100% of its Principal Balance plus interest thereon at the applicable Remittance Rate from the date on which interest was last paid to the first day of the month in which such purchase price is to be distributed, net of any unreimbursed advances of principal and interest thereon made by GECMSI as Servicer. Such purchase price will be deposited in the Certificate Account on the business day preceding such Distribution Date. Unless otherwise provided in the Agreement, this repurchase and substitution obligation will constitute the sole remedy available to Certificateholders or the Trustee on behalf of Certificateholders against GECMSI or Funding for a material defect in a document relating to a Mortgage Loan or Contract.

     Unless otherwise specified in the prospectus supplement, GECMSI (pursuant to the Agreement or the Asset Purchase Agreement, as applicable) and Funding (pursuant to the Agreement), if acting as Depositor, will agree to either (a) cure in all material respects any breach of any representation or warranty set forth in such agreement that materially and adversely affects the interests of the Certificateholders in a Mortgage Loan (a "Defective Mortgage Loan") or Contract within 60 days of its discovery by GECMSI or Funding, as the case may be, or its receipt of notice thereof from the Trustee or Funding, (b) repurchase such Defective Mortgage Loan or Contract not later than the first Distribution Date which is more than ten days after such 60-day period for a price equal to 100% of its Principal Balance plus interest thereon at the applicable Remittance Rate from the date on which interest was last paid to the first day of the month in which such purchase price is to be distributed, net of any unreimbursed advances of principal and interest thereon made by GECMSI as Servicer, or (c) remove the affected Mortgage Loan or Contract from the Trust Fund and substitute one or more other mortgage loans or contracts therefor. Such purchase price will be deposited in the Certificate Account on the business day preceding such Distribution Date. Unless otherwise provided in the Agreement, this repurchase or substitution obligation will constitute the sole remedy available to Certificateholders or the Trustee on behalf of Certificateholders for any such breach.

     If so specified in the prospectus supplement for a series where the Depositor has acquired the related Mortgage Loans from a third party, in lieu of agreeing to repurchase or substitute Mortgage Loans as described above, the Depositor may obtain such an agreement from the entity which sold such mortgage loans, which agreement will be assigned to the Trustee for the benefit of the holders of the Certificates of such series. In such event, unless otherwise specified in the related prospectus supplement, the Depositor will have no obligation to repurchase or substitute mortgage loans if such entity defaults in its obligation to do so.

     If a mortgage loan or contract is substituted for another Mortgage Loan or Contract as described above, the new mortgage loan or contract will, unless otherwise specified in the prospectus supplement, (i) have a Principal Balance (together with any other new mortgage loan or contract so substituted), as of the first Distribution Date following the month of substitution, after deduction of all payments due in the month of substitution, not in excess of the Principal Balance of the removed Mortgage Loan or Contract as of such Distribution Date (the amount of any shortfall, plus one month's interest thereon at the applicable Remittance Rate, to be deposited in the Certificate Account on the business day prior to the applicable Distribution Date), (ii) have a Mortgage Rate not less than, and not more than one percentage point greater than, that of the removed Mortgage Loan or Contract, (iii) have a Remittance Rate equal to that of the removed Mortgage Loan or Contract, (iv) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan or Contract, (v) have a current loan to Original Value not greater than that of the removed Mortgage Loan or Contract, and (vi) in the reasonable determination of GECMSI, be of the same type, quality and character as the removed Mortgage Loan or Contract (as if the defect or breach giving rise to the substitution had not occurred) and be, as of the substitution date, in compliance with the representations and warranties contained in the Agreement.

     If a REMIC election is to be made with respect to all or a portion of a Trust Fund, any such substitution will occur within two years after the initial issuance of the related Certificates. If no REMIC election is made, any substitution will be made within 90 days after the initial issuance of the related Certificates.

Certain Refinancings

     The Agreement will provide that if GECMSI in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, such Mortgage Loan will be assigned to GECMSI by the Trustee upon certification that the Principal Balance of such Mortgage Loan and accrued and unpaid interest thereon at the Remittance Rate has been credited to the related Loan Payment Record.

Evidence as to Compliance

     The Agreement will provide that a firm of independent public accountants will furnish to the Trustee on or before March 31 of each year, beginning with March 31 in the year which begins not less than three months after the date of the initial issue of Certificates, a report as to compliance by GECMSI with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers ("USAP") with respect to the mortgage loans (or, if the Agreement relates to Home Equity Loans, with respect to the home equity loans) in GECMSI's servicing portfolio. In connection with the preparation of such report, GECMSI will provide to such firm of independent public accountants a statement signed by an officer of GECMSI to the effect that GECMSI has complied in all material respects with the minimum servicing standards set forth in the USAP with respect to the mortgage loans (or, if the Agreement relates to Home Equity Loans, with respect to the home equity loans) in GECMSI's servicing portfolio or, if there has been material noncompliance with such servicing standards, describing such noncompliance.

     The Agreement will also provide for delivery to the Trustee on or before March 31 of each year, beginning with March 31 in the year which begins not less than three months after the date of the initial issue of the Certificates, a statement signed by an officer of GECMSI, as Servicer, to the effect that GECMSI, as servicer, has fulfilled its material obligations under the Agreement throughout the preceding year or, if there has been a default in the fulfillment of any such obligations, describing each such default.

List of Certificateholders

     Upon written request of the Trustee, or, if the Guarantor has issued any Limited Guarantee with respect to such Certificates, the Guarantor, the Certificate Registrar will provide to the Trustee, or, if applicable, the Guarantor, within fifteen days after receipt of such request, a list of the names and addresses of all Certificateholders of record of a particular series as of the most recent Record Date for payment of distributions to Certificateholders of that series. Upon written request of three or more Certificateholders of record of a series of Certificates for purposes of communicating with other Certificateholders with respect to their rights under the Agreement for such series, the Trustee will afford, within five business days after the receipt of such request, such Certificateholders access during business hours to the most recent list of Certificateholders of that series held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of a request from such Certificateholders, the Trustee shall promptly request from the Certificate Registrar a current list and will afford such requesting Certificateholders access to such list promptly upon receipt.

     The Agreement will not provide for the holding of any annual or other meetings of Certificateholders.

The Trustee

     Any commercial bank or trust company serving as Trustee may have normal banking relationships with GECMSI. In addition, the Depositor and the Trustee acting jointly will have the power and the responsibility for appointing co-trustees or separate trustees of all or any part of the Trust Fund relating to a particular series of Certificates. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee.

     The Trustee will make no representations as to the validity or sufficiency of the Agreement, the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan, Agency Security, Contract or related document, and will not be accountable for the use or application by GECMSI or Funding of any funds paid to them in respect of the Certificates or the related assets, or amounts credited to the Loan Payment Record or deposited into the Certificate Account. If no Event of Default has occurred, the Trustee will be required to perform only those duties specifically required of it under the Agreement. If an Event of Default has occurred (which has not been cured), the Trustee is required to exercise such of the rights and powers vested in it by the Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee will be required to examine them to determine whether they conform to the requirements of the Agreement.

     The Trustee may resign at any time, and the Depositor may remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement, if the Trustee becomes insolvent or in such other instances, if any, as are set forth in the Agreement. Following any resignation or removal of the Trustee, GECMSI will be obligated to appoint a successor Trustee, any such successor to be approved by the Guarantor if so specified in the prospectus supplement in the event that the Guarantor has issued any Limited Guarantee with respect to the Certificates. Any resignation or removal of the Trustee and appointment of a successor Trustee does not become effective until acceptance of the appointment by the successor Trustee. The Trustee (and any successor Trustee) will at all times: (i) be a corporation organized under the laws of the state of New York, the state in which the initial Trustee has its principal office, or the United States of America; (ii) be authorized under such laws to exercise corporate trust powers; (iii) have a combined capital and surplus of at least $50,000,000; and (iv) be subject to the supervision of a state or federal authority.

     GECMSI will pay the fees and expenses of the Trustee incurred in connection with the execution of its duties under the Agreement and will indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee.

Administration of the Certificate Account

     The Agreement will require that the Certificate Account be either (i) maintained with a depository institution the debt obligations of which are, at the time of any deposit therein, rated at least "AA" (or the equivalent) by each nationally recognized statistical rating organization that rated the Certificates, (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund (the "BIF") of the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation) ("SAIF") of the FDIC, (iii) an account or accounts with a depository institution, which accounts are insured by the BIF or SAIF (to the limits established by the FDIC), and which uninsured deposits are invested in United States government securities or other high quality investments, or are otherwise secured to the extent required by each rating agency that rates the Certificates such that, as evidenced by an opinion of counsel, the holders of the Certificates have a claim with respect to the funds in the account or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which the account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee or (v) an account as will not cause any of the rating agencies that rates the Certificates to downgrade or withdraw its then-current rating assigned to the Certificates.

     Not later than the second business day prior to each Distribution Date, GECMSI, as Servicer, will furnish a separate statement to the Trustee for the Certificates setting forth, among other things, the amount to be distributed with respect to the Certificates on the next succeeding Distribution Date to Certificateholders, with amounts allocable to principal and to interest stated separately and, if applicable, information relating to the amount available for the purchase of Liquidating Loans.

Reports to Certificateholders

     At least two Business Days before each Distribution Date, unless otherwise specified in the prospectus supplement, GECMSI, as Servicer, will furnish to the Trustee for mailing to Certificateholders on such Distribution Date, a statement generally setting forth, to the extent applicable to any series, among other things:

     (i) The aggregate amount of such distribution allocable to principal, separately identifying the amount allocable to each class and the amount of Principal Prepayments (and Mortgage Loans repurchased by GECMSI) included therein;

     (ii) The amount of such distribution allocable to interest (including any amounts added to the Certificate Principal Balance of any class of Accrual Certificates resulting from the accrual of interest that is not yet distributable thereon), separately identifying the amount allocable to each class;

     (iii) The amount of servicing compensation received by GECMSI in respect of the Mortgage Loans during the month preceding the month of the Distribution Date, and such other customary information as GECMSI deems necessary or desirable to enable Certificateholders to prepare their tax returns;

     (iv) The aggregate Certificate Principal Balance (or Notional Principal Balance) of each class of Certificates after giving effect to distributions allocable to principal (or reductions in the Notional Principal Balance, if applicable, or additions to the Certificate Principal Balance of Accrual Certificates) and allocations, if any, of losses on the Mortgage Loans on such Distribution Date;

     (v) The effective rate of interest applicable to each class of Certificates (taking into account any shortfalls in interest);

     (vi) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure, of any Mortgage Loan, and the number of the related Mortgage Loans;

     (vii) The aggregate Principal Balance and number of the Mortgage Loans included in the related Trust Fund after giving effect to distributions of principal made on such Distribution Date;

     (viii) The aggregate Principal Balance of Mortgage Loans which were delinquent as to a total of one, two or three or more installments of principal and interest or were in foreclosure as of the end of the preceding calendar month;

     (ix) The principal balance of any defective Mortgage Loan replaced by GECMSI;

     (x) The Certificate Interest Rates of any Certificates for which the interest rate is determined by reference to a widely published interest rate index, such as LIBOR; and

     (xi) The amount of such distribution allocable to Unanticipated Recoveries, separately identifying the amount allocable to each class.

     GECMSI will also furnish annually customary information deemed necessary for Certificateholders to prepare their tax returns.

     GECMSI, as Servicer, will provide Certificateholders which are federally insured savings and loan associations with certain reports and with access to information and documentation regarding the Mortgage Loans included in the Trust Fund sufficient to permit such associations to comply with applicable regulations of the Office of Thrift Supervision.

Events of Default

     Events of Default under the Agreement will consist of: (i) any failure by GECMSI, as Servicer, to distribute to Certificateholders any required payment, which failure continues unremedied for three business days after the giving of written notice of such failure to GECMSI by the Trustee, or to GECMSI and the Trustee by the holders of Certificates evidencing interests aggregating not less than 25% of each affected class; (ii) any failure by GECMSI, as Servicer, duly to observe or perform in any material respect any other of its covenants or agreements in such Agreement materially affecting the rights of Certificateholders which continues unremedied for 60 days after the giving of written notice of such failure to GECMSI by the Trustee, or to GECMSI and the Trustee by the holders of Certificates evidencing interests aggregating not less than 25% of each affected class; (iii) any failure by GECMSI, as Servicer, to effect timely payment of the premium for a pool insurance policy or a special hazard insurance policy or Limited Guarantee, if any, which continues unremedied for 10 Business Days after the giving of written notice of such failure by the Trustee, or to GECMSI and the Trustee by the holders of Certificates evidencing interests aggregating not less than 25% of each affected class; and (iv) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by GECMSI indicating its insolvency, reorganization or inability to pay its obligations.

Rights Upon Event of Default

     As long as an Event of Default under the Agreement remains unremedied by GECMSI, as Servicer (or, if applicable, by the Guarantor pursuant to any Limited Guarantee), the Trustee, or holders of Certificates evidencing interests aggregating not less than 51% of each affected class, may terminate all of the rights and obligations of GECMSI as Servicer under the Agreement, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of GECMSI as servicer under the Agreement and will be entitled to similar compensation arrangements, provided that if the Trustee had no obligation under the Agreement to make advances of delinquent principal and interest on the Mortgage Loans upon the failure of GECMSI, as Servicer, to do so, or if the Trustee had such obligation but is prohibited by law or regulation from making such advances, the Trustee will not be required to assume such obligation of GECMSI. GECMSI, as Servicer, shall be entitled to payment of certain amounts payable to it under the Agreement, notwithstanding the termination of its activities as servicer. No such termination will affect in any manner the Guarantor's obligations under any Limited Guarantee, except that the obligation of GECMSI, as Servicer, to make advances of delinquent payments of principal and interest (adjusted to the applicable Remittance Rate) and, if applicable, to purchase any Liquidating Loan will become the direct obligations of the Guarantor under the Advance Guarantee and the Liquidating Loan Guarantee, respectively, if applicable, until a new servicer is appointed. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution with a net worth of at least $10,000,000 and, if the Guarantor has issued any Limited Guarantee with respect to the Certificates, approved by the Guarantor, to act as successor to GECMSI, as Servicer, under such Agreement. In addition, if the Guarantor has issued any Limited Guarantee with respect to the related series of Certificates, the Guarantor will have the right to replace any successor servicer to GECMSI with an institution meeting the requirements described in the preceding sentence. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to GECMSI under such Agreement.

     No holder of Certificates will have any right under the Agreement to institute any proceeding with respect to the Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates of each affected class evidencing, in the aggregate, 25% or more of the interests in such class have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such notice, request and offer of indemnity has neglected or refused to institute any such proceedings. However, the Trustee is under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     The Agreement may be amended by the Depositor, as seller, GECMSI, as Servicer, and the Trustee, and if the Guarantor has issued any Limited Guarantee with respect to the Certificates, with the consent of the Guarantor, but without Certificateholder consent, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, to take any action necessary to maintain the REMIC status of any Trust Fund as to which a REMIC election has been made, to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement; provided that such action will not, as evidenced by an opinion of counsel satisfactory to the Trustee, adversely affect in any material respect the interests of any Certificateholders of that series. Unless otherwise specified in the prospectus supplement, the Agreement may also be amended by the Depositor, as seller, GECMSI, as Servicer, and the Trustee with the consent of holders of Certificates evidencing interests aggregating either not less than 66% of all interests in the related Trust Fund or not less than 66% of all interests of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or of modifying in any manner the rights of Certificateholders of that series; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates in any manner other than as described in (i), without the consent of the holders of Certificates of such class evidencing at least 66% of the interests of such class or (iii) reduce the aforesaid percentage of Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all Certificates of such affected class then outstanding.

     If a REMIC election has been made for all or any portion of the Trust Fund related to any series of Certificates, the Trustee may not consent to any amendment to the Agreement unless it has received an opinion of qualified tax counsel that such amendment will not subject the related Trust Fund to tax or cause such Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Termination

     The obligations of the Depositor, as seller, GECMSI, as Servicer, and the Trustee created by the Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to the Agreement after the earlier of (i) the maturity or other liquidation of the last Mortgage Loan, Agency Security or Contract subject thereto or the disposition of all property acquired upon foreclosure of any such Mortgage Loan or Contract or (ii) the repurchase from the Trust Fund by the person specified in the prospectus supplement of all the outstanding Certificates or all remaining assets in the Trust Fund. The Agreement will establish the repurchase price for the assets in the Trust Fund and the allocation of such purchase price among the classes of Certificates. Unless otherwise specified in the Prospectus Supplement, if the repurchase price, together with other funds available to make final distributions, is less than the principal balance and accrued interest on the Certificates, such shortfall will be borne by Certificateholders as specified in the prospectus supplement. The exercise of such right will effect early retirement of the Certificates of that series, but such person's right so to repurchase will be subject to the conditions set forth in the related prospectus supplement. Any sale of Certificates or assets by the Trustee in connection with the exercise of such repurchase right shall be made without representation or warranty (except as to title) and without recourse. If a REMIC election is to be made with respect to all or a portion of a Trust Fund, there may be additional conditions to the termination of such Trust Fund which will be described in the related prospectus supplement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in the Agreement. The Trustee will give written notice of termination of the Agreement to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency of the Trustee specified in such notice of termination.

     If specified in the prospectus supplement, the Agreement will permit the Trustee to sell the Mortgage Loans, Agency Securities or Contracts and the other assets of the Trust Fund in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the prospectus supplement.

Governing Law

     The Agreement provides that it shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties to the Agreement will be determined in accordance with such laws.

                       GE CAPITAL MORTGAGE SERVICES, INC.

General

     GECMSI, a New Jersey corporation, is a wholly-owned subsidiary of GE Capital Mortgage Corporation ("GECMC"). GECMC is a wholly-owned subsidiary of General Electric Capital Corporation, which, in turn, is a wholly-owned indirect subsidiary of General Electric Company. GECMSI was acquired by GECMC, effective October 1, 1990, and thereafter changed its name to GE Capital Mortgage Services, Inc.

     GECMSI is engaged in the business of originating, refinancing, acquiring and servicing residential mortgage loans secured by one- to four-family homes. It obtains servicing through the acquisition and origination of mortgage loans, and the purchase of servicing rights. GECMSI is also engaged in the home equity business and originates, acquires and services Home Equity Loans. From time to time, GECMSI may also engage in sales of such mortgage loans and servicing rights. See "The Trust Fund--The Mortgage Loans--Loan Production Sources" and "--Loan Underwriting Policies."

Delinquency and Foreclosure Experience

     GECMSI's delinquency and foreclosure experience on the portfolio of one- to four-family residential mortgage loans that it services as of a recent date will be summarized in the prospectus supplement. Such summary will include or consist of data with respect to GECMSI's Home Equity Loan portfolio if the related Trust Fund includes a material amount of Home Equity Loans. There can be no assurance that GECMSI's experience with respect to the Mortgage Loans included in any Trust Fund will be similar to that historically experienced by GECMSI.

Year 2000 Computer Readiness

     GECMSI is aware of the issues associated with the programming code in existing computer systems as the year 2000 approaches. Many computer systems and microprocessors with data functions (including those in non-information technology equipment and systems) use only two digits to identify a year in the date field with the assumption that the first two digits of the year are always "19." Consequently, on January 1, 2000 computers that are not year 2000 compliant may read the year as 1900. Systems that calculate, compare or sort using the incorrect date may malfunction.

     GECMSI has developed a written plan to review and, as necessary, modify or replace existing mission critical software and hardware. Assessment and testing of its computer systems is being carried out by GECMSI personnel with the assistance of external consultants. GECMSI's plan has four phases: (1) a define and measure phase, to identify and inventory possible sources of year 2000 issues; (2) an analysis phase, to determine the nature and extent of year 2000 issues and develop project plans to address those issues; (3) an improve phase, in which project plans are executed and a majority of the testing is performed; and (4) a control phase, to complete testing, continue monitoring readiness and, where necessary, complete contingency plans. GECMSI expects to have completed the first three phases of the program for substantially all mission critical systems by the end of 1998 and to have completed the control phase by mid-1999. GECMSI intends to participate in industry-wide, external systems and interface tests to be organized by the Mortgage Bankers Association in the first quarter of 1999.

     GECMSI estimates that the total cost of implementing its year 2000 program will be approximately $2,500,000, of which approximately 75% was expected to have been spent by the end of 1998. GECMSI cannot assure you that its estimates about the cost and timing of completing its program will be accurate or that its efforts to achieve year 2000 readiness will be effective.

     In addition to its own systems, GECMSI depends upon the proper functioning of third-party computer and non-information technology systems. These parties include loan sellers, loan servicers, trustees for GECMSI's mortgage-backed securities, The Depository Trust Company, borrowers' banks and providers of telecommunications services and other utilities. GECMSI has initiated communications with third parties with whom it has important financial or operational relationships to determine their year 2000 readiness. GECMSI does not yet have sufficient information from these parties to assess their remediation and compliance efforts. GECMSI expects to obtain this information during the first quarter of 1999 and will conduct system testing with third parties throughout 1999. GECMSI does not have control of these third parties and cannot assure you that they will in fact be year 2000 ready.

     If the computer systems of GECMSI or the third parties mentioned above are not fully year 2000 ready, the failure could have an adverse effect, at least temporarily, on GECMSI's ability to carry out its servicing duties described in this prospectus supplement, which include calculating and remitting to the Trustee amounts distributable to investors on their Certificates. Disruptions in the collection or distribution of receipts on the mortgage loans underlying the Certificates could materially and adversely affect your investment.

     This discussion of the year 2000 issue and GECMSI's plan to address the issue and the estimated costs of doing so are forward-looking in nature and are based upon numerous assumptions relating to future events. GECMSI makes no assurances that future developments affecting GECMSI and third parties will be those anticipated by management.

Legal Proceedings

         As a participant in the retail mortgage banking industry, GECMSI from time to time is the subject of litigation in connection with its consumer mortgage lending and servicing practices. GECMSI is not, however, presently the subject of any such proceedings which it believes to be material, nor is it party to any other material legal proceedings.




                     GE CAPITAL MORTGAGE FUNDING CORPORATION

General
     Funding is a Delaware corporation organized on December 9, 1998 for the specific purpose of acquiring Mortgage Loans, Contracts and Agency Securities, forming Trust Funds, acquiring, holding and selling Certificates and engaging in related transactions. Funding is a wholly-owned subsidiary of GECMSI. Funding maintains its principal executive office at Three Executive Campus, Suite W. 602, Cherry Hill, New Jersey 08002. Its telephone number is (609) 661-5881.

     Funding anticipates that it will use the net proceeds of the sale of a series of Certificates to pay a portion of the purchase price of the Mortgage Loans, Contracts or Agency Securities and accordingly, it does not anticipate having any significant assets after the issuance of any Certificates, but may retain certain classes of Certificates.

Risk of Recharacterization

     Funding may acquire Mortgage Loans or Contracts (referred to in this section as the "Trust Assets") from GECMSI prior to transferring them to the Trust Fund. The transfer of the Trust Assets from GECMSI to Funding and from Funding to the Trust Fund will be structured as, and is intended to be, an absolute and unconditional sale of the Trust Assets to the Trust Fund. However, if GECMSI or Funding becomes subject to a bankruptcy, insolvency or similar proceeding (a "Proceeding," and the party subject to such Proceeding, an "Affected Party"), a receiver, conservator, liquidator, trustee or similar party might attempt to convince the relevant court to recharacterize the direct or indirect transfer of the Trust Assets by the Affected Party to the Trust Fund as a pledge to secure a borrowing evidenced by the Certificates, rather than a sale of the Trust Assets.

     An argument in favor of recharacterization might arise if Funding initially retains a significant subordinated interest in the related Trust Fund (and, accordingly, in the Trust Assets). If Funding is the Affected Party, a bankruptcy trustee or similar party might argue that Funding has not parted with the risks of ownership of the Trust Assets as a result of its retention of such Certificates. The prospectus supplement will specify if Funding retains such an interest.

     GECMSI is not expected to retain any significant subordinated interest in any Trust Assets that it sells to Funding. However, if GECMSI is the Affected Party in respect of a Proceeding, in order to recharacterize the transfer of the Trust Assets by GECMSI as a secured loan, it is likely that a receiver or similar party would have to argue that the assets and liabilities of GECMSI and Funding should be consolidated, and that accordingly such Certificates should therefore be viewed as being held directly by GECMSI.

     In the event that an attempt to recharacterize the transfer of the Trust Assets as a secured loan were successful, the Trustee, on behalf of the holders of the related series of Certificates, would have a secured claim against the Affected Party, but might be delayed or prohibited from exercising remedies with respect to the Trust Assets or taking actions with respect to the Affected Party absent court approval. In addition, other collateral might be substituted for the Trust Assets and collections on the Trust Assets or such other collateral might be applied to make distributions of principal and interest on such Certificates at times different from those required by the Agreement, post-Proceeding interest might be limited, and payment of the "loan" could be accelerated, with holders of Certificates losing the right to future interest distributions. Even if such an attempt were not successful, it is possible that distributions on such Certificates would be subject to delays while the claim was being resolved by a court.

     Funding's Certificate of Incorporation limits the activities in which Funding is permitted to engage in such manner as is intended to make the likelihood of a Proceeding by or against Funding remote, and Funding has been organized and is designed to operate in a manner such that its separate existence should be respected, notwithstanding a Proceeding in respect of itself or GECMSI. However, neither Funding nor GECMSI makes any representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of Funding or whether a court would order such a consolidation of the assets and liabilities of GECMSI with those of Funding in the event of a Proceeding.

     The foregoing discussion does not purport to be comprehensive. Prospective investors are advised to consult their own legal advisors as to the possible consequences of any Proceeding instituted by or in respect of GECMSI or Funding.

                                  THE GUARANTOR

     If specified in the prospectus supplement, an entity identified therein as the Guarantor will, to the limited extent specified, issue a Limited Guarantee to guarantee certain of GECMSI's limited obligations under the related Agreement. If the Guarantor provides any such Limited Guarantee with respect to a series of Certificates, the prospectus supplement will contain additional information about the Guarantor.

            CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND CONTRACTS

     The following discussion contains summaries of certain legal aspects of mortgage loans and manufactured housing contracts which are general in nature. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans or Contracts is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans or Contracts.

                               THE MORTGAGE LOANS

General

     Mortgages. The Mortgages will be either deeds of trust or mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of filing with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and homeowner or the land trustee or the trustee of an inter vivos revocable trust (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/homeowner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. In the case of an inter vivos revocable trust, there are three parties because title to the property is held by the trustee under the trust instrument of which the home occupant is the primary beneficiary; at origination of a mortgage loan, the primary beneficiary and the trustee execute a mortgage note and the trustee executes a mortgage or deed of trust, with the primary beneficiary agreeing to be bound by its terms. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage and, in some cases, the directions of the beneficiary.

     Cooperatives. Certain of the Mortgage Loans may be Cooperative Loans. The private, non-profit, cooperative apartment corporation owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the cooperative apartment building and/or underlying land, as is generally the case, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a Trust Fund including Cooperative Loans, the collateral securing the Cooperative Loans.

     The cooperative is owned by tenant-stockholders who, through ownership of stock shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

Foreclosure

     Mortgages. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lien holders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not protested by any of the parties defendant. However, when the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of judicial foreclosure, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

     A sale conducted in accordance with the terms of the power of sale contained in a mortgage or deed of trust is generally presumed to be conducted regularly and fairly, and a conveyance of the real property by the referee confers absolute legal title to the real property to the purchaser, free of all junior mortgages and free of all other liens and claims subordinate to the mortgage or deed of trust under which the sale is made (with the exception of certain governmental liens and any redemption rights that may be granted to borrowers pursuant to applicable state law). The purchaser's title is, however, subject to all senior liens, encumbrances and mortgages. Thus, if the mortgage or deed of trust being foreclosed is a junior mortgage or deed of trust, the referee or trustee will convey title to the property to the purchaser, subject to the underlying first mortgage or deed of trust and any other prior liens and claims. A foreclosure under a junior mortgage or deed of trust generally will have no effect on any senior mortgage or deed of trust, except that it may trigger the right of a senior mortgagee or beneficiary to accelerate its indebtedness under a "due-on-sale" clause or "due on further encumbrance" clause contained in the senior mortgage.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage or deed of trust, accrued and unpaid interest and expenses of foreclosure. Thereafter, the lender will assume the burdens of ownership, including obtaining casualty insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

     Some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the minimum prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

     Cooperative Loans. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's Certificate of Incorporation and Bylaws, as well as the proprietary lease or occupancy agreement, and may be canceled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders. However, the requirement that the lender obtain prior approval or consent of the cooperative before transferring the cooperative shares or assigning the proprietary lease may result in delays in completion of foreclosure on cooperative shares and delays in receipt of foreclosure proceeds by the related Trust Fund. See "--The Mortgage Loans--General--Cooperatives" herein.

     In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

Junior Mortgages; Rights of Senior Mortgagees

     Some of the Home Equity Loans included in a Trust Fund may be secured by mortgages or deeds of trust that are junior to other mortgages or deeds of trust held by GECMSI, Funding, other lenders or institutional investors. The rights of the Trustee (and therefore the Certificateholders) as mortgagee under a junior mortgage or beneficiary under a junior deed of trust are subordinate to those of the mortgagee under the senior mortgage or beneficiary under the senior deed of trust, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the Mortgage Loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the junior mortgagee or junior beneficiary asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage or deed of trust. As discussed more fully below, a junior mortgagee or junior beneficiary may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, no notice of default is required to be given to a junior mortgagee or junior beneficiary, and junior mortgagees or junior beneficiaries are seldom given notice of defaults on senior mortgages. In order for a foreclosure action in some states to be effective against a junior mortgagee or junior beneficiary, the junior mortgagee or junior beneficiary must be named in any foreclosure action, thus giving notice to junior lienors. See "Servicing of the Mortgage Loans and Contracts--Collection and Other Servicing Procedures."

     The standard form of the mortgage or deed of trust used by most institutional lenders (including GECMSI) confers on the mortgagee or beneficiary the right under some circumstances both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under any underlying senior mortgages may have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, will be applied to the indebtedness of a junior mortgage or trust deed.

     A common form of mortgage or deed of trust used by institutional lenders typically contains a "future advance" clause which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or "optional" advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance is entitled to receive the same priority as amounts initially loaned under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts (and, in some jurisdictions, has actual knowledge of the intervening junior mortgages or deeds of trust and other liens), the advance will be subordinate to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under the clause rests, in many other states, on state statutes giving priority to all advances made under the loan agreement to a "credit limit" amount stated in the recorded mortgage.

     Other provisions sometimes included in the form of the mortgage or deed of trust used by institutional lenders (and included in some of the forms used by GECMSI) obligate the mortgagor or trustor to pay, before delinquency, all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under certain mortgages or deeds of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. See "Servicing of the Mortgage Loans and Contracts--Collection and Other Servicing Procedures."

Right of Redemption

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation and Other Limitations on Lenders

     Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

     The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, their related regulations and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

     Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

Enforceability of Certain Provisions

     Unless the prospectus supplement indicates otherwise, all of the Mortgage Loans will contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of a loan if the borrower sells, transfers, or conveys the property. The enforceability of these clauses was the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the Office of Thrift Supervision (the "OTS"), as successor to the Federal Home Loan Bank Board, which preempt state law restrictions on the enforcement of due-on-sale clauses.

     The Garn-St Germain Act also sets forth several specific instances in which a mortgage lender covered by the Garn-St Germain Act (including federal savings and loan associations and federal savings banks) may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intrafamily transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act by the Federal Home Loan Bank Board as succeeded by the OTS also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. If interest rates were to rise above the interest rates on the Mortgage Loans, then any inability of GECMSI or Funding to enforce due-on-sale clauses may result in the Trust Fund including a greater number of loans bearing below-market interest rates than would otherwise be the case, since a transferee of the property underlying a Mortgage Loan would have a greater incentive in such circumstances to assume the transferor's Mortgage Loan. Any inability of GECMSI to enforce due-on-sale clauses may affect the average life of the Mortgage Loans and the number of Mortgage Loans that may be outstanding until maturity. See "Yield, Maturity and Weighted Average Life Considerations."

     Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property.

Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

     Pursuant to the Agreement for each series of Certificates, GECMSI will represent and warrant to the Trustee that the Mortgage Loans have been originated in compliance in all material respects with applicable state laws, including usury laws.

Soldiers' and Sailors' Civil Relief Act

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of GECMSI to collect full amounts of interest on certain of the Mortgage Loans. In addition, the Relief Act imposes limitations which would impair the ability of GECMSI to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

     Under the applicable Agreement, GECMSI will not be required to make deposits to the Certificate Account for a series of Certificates in respect of any Mortgage Loan as to which the Relief Act has limited the amount of interest the related borrower is required to pay each month, and Certificateholders will bear such loss.

Environmental Considerations

     Under the federal Comprehensive Environmental Response Compensation and Liability Act, as amended, and under state law in certain states, a secured party which takes a deed in lieu of foreclosure, purchases a mortgaged property at a foreclosure sale or operates a mortgaged property may become liable in certain circumstances for the costs of remedial action ("Cleanup Costs") if hazardous wastes or hazardous substances have been released or disposed of on the property. Such Cleanup Costs may be substantial. It is possible that such Cleanup Costs could reduce the amounts otherwise distributable to the Certificateholders if the related Trust Fund were deemed to be liable for such Cleanup Costs and if such Cleanup Costs were incurred. Moreover, under federal law and the law of certain states, a lien may be imposed for any Cleanup Costs incurred by federal or state authorities on the property that is the subject of such Cleanup Costs. All subsequent liens on such property are subordinated to such lien and, in several states, even prior recorded liens, including those of existing mortgages, are subordinated to such liens (a "Superlien"). In the latter states, the security interest of the Trustee in a Mortgaged Property that is subject to such a Superlien could be adversely affected.

     Traditionally, residential mortgage lenders have not taken steps to evaluate whether hazardous wastes or hazardous substances are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed in lieu of foreclosure. Neither GECMSI or Funding make any representation or warranty or assume any liability with respect to the absence or effect of hazardous wastes or hazardous substances on any Mortgaged Property or any casualty resulting from the presence or effect of hazardous wastes or hazardous substances. See "Servicing of the Mortgage Loans and Contracts--Collection and Other Servicing Procedures."

                                  THE CONTRACTS

General

     As a result of the Depositor's assignment of the Contracts to the Trustee, the Certificateholders will succeed collectively to all of the rights (including the right to receive payment on the Contracts) and will assume certain obligations of the Depositor. Each Contract evidences both (a) the obligation of the obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the Manufactured Home to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

     The Contracts generally are "chattel paper" as defined in the Uniform Commercial Code (the "UCC") in effect in the states in which the Manufactured Homes initially were registered. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Agreement, the Depositor will transfer physical possession of the Contracts to the Trustee or its custodian. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the Contracts. Unless otherwise specified in the related prospectus supplement, the Contracts will not be stamped or marked otherwise to reflect their assignment from GECMSI or Funding to the Trustee. Therefore, if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated.

Security Interests in the Manufactured Homes

     The Manufactured Homes securing the Contracts may be located in all 50 states. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some nontitle states, perfection pursuant to the provisions of the UCC is required. GECMSI or Funding may effect such notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event GECMSI or Funding fails, due to clerical errors, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Certificateholders may not have a first priority security interest in the Manufactured Home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the Contracts contain provisions prohibiting the borrower from permanently attaching the Manufactured Home to its site. So long as the borrower does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to this site, other parties could obtain an interest in the Manufactured Home which is prior to the security interest transferred to the Trustee. With respect to a series of Certificates and as described in the related prospectus supplement, GECMSI or Funding may be required to perfect a security interest in the Manufactured Home under applicable real estate laws. If such real estate filings are not required and if any of the foregoing events were to occur, the only recourse of the Certificateholders would be against GECMSI or Funding pursuant to its repurchase obligation for breach of warranties.

     The Depositor will assign its security interest in the Manufactured Homes to the Trustee on behalf of the Certificateholders. Unless otherwise specified in the related prospectus supplement, neither the Depositor nor the Trustee will amend the certificates of title to identify the Trust Fund as the new secured party. Accordingly, GECMSI will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. In most states, such assignment is an effective conveyance of such security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the Depositor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest might not be held effective against creditors of GECMSI.

     In the absence of fraud, forgery or permanent affixation of the Manufactured Home to its site by the Manufactured Home owner, or administrative error by state recording officials, the notation of the lien of GECMSI on the certificate of title or delivery of the required documents and fees will be sufficient to protect the Certificateholders against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the security interest assigned to GECMSI and the Certificateholders is not perfected, such security interest would be subordinate to, among others, subsequent purchasers for value of Manufactured Homes and holders of perfected security interests. There also exists a risk in not identifying the Certificateholders as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the Certificateholders could be released.

     In the event that the owner of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after such relocation and thereafter only if and after the owner re-registers the Manufactured Home in such state. If the owner were to relocate a Manufactured Home to another state and not re-register the Manufactured Home in such state, and if steps are not taken to re-perfect the Trustee's security interest in such state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the Trustee must surrender possession if it holds the certificate of title to such Manufactured Home or, in the case of Manufactured Homes registered in states which provide for notation of lien, the Trustee would receive notice of surrender if the security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the Trustee would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing conditional sales contracts, GECMSI takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the Trustee must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under the Agreement, GECMSI is obligated to take such steps, at GECMSI's expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

     Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. GECMSI will represent pursuant to the Agreement that it has no knowledge of any such liens with respect to any Manufactured Home securing payment on any Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Trustee or Certificateholders in the event such a lien arises.

Enforcement of Security Interests in Manufactured Homes

     GECMSI on behalf of the Trustee, to the extent required by the related Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such Contracts in default. So long as the Manufactured Home has not become subject to the real estate law, a creditor can repossess a Manufactured Home securing a Contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a Contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before such resale. In the event of such repossession and resale of a Manufactured Home, the Trustee would be entitled to be paid out of the sale proceeds before such proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing such debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments.

     Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Consumer Protection Laws

     The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a Contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trust Fund against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination of and lending pursuant to the Contracts, including the Truth-in-Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract.

Transfers of Manufactured Homes; Enforceability of "Due-on-Sale" Clauses

     The Contracts, in general, prohibit the sale or transfer of the related Manufactured Homes without the consent of GECMSI and permit the acceleration of the maturity of the Contracts by GECMSI upon any such sale or transfer that is not consented to. Unless otherwise specified in the related prospectus supplement, GECMSI expects that it will permit most transfers of Manufactured Homes and not accelerate the maturity of the related Contracts. In certain cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

     In the case of a transfer of a Manufactured Home after which GECMSI or Funding desires to accelerate the maturity of the related Contract, GECMSI's or Funding's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of "due-on-sale" clauses applicable to the Manufactured Homes. Consequently, in some states GECMSI or Funding may be prohibited from enforcing a "due-on-sale" clause in respect of certain Manufactured Homes.

Applicability of Usury Laws

     Title V provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit.

     Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. In any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted, no Contract which imposes finance charges or provides for discount points or charges in excess of permitted levels will be included in a Trust Fund. GECMSI will represent that all of the Contracts comply with applicable usury law.

Soldiers' and Sailors' Civil Relief Act

     Generally, under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's Contract (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Contract and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of GECMSI to collect full amounts of interest on certain of the Contracts. In addition, the Relief Act imposes limitations which would impair the ability of GECMSI to enforce the lien with respect to an affected Contract during the borrower's period of active duty status. Thus, in the event that such a Contract goes into default, there may be delays and losses occasioned by the inability to enforce the lien with respect to the Manufactured Home in a timely fashion.

     Under the applicable Agreement, GECMSI will not be required to make deposits to the Certificate Account for a series of Certificates in respect of any Contract as to which the Relief Act has limited the amount of interest the related borrower is required to pay each month, and Certificateholders will bear such loss.

                            LEGAL INVESTMENT MATTERS

     Unless otherwise specified in the prospectus supplement, all of the classes of a series of Certificates offered thereby will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations, and, as such, are legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut-off for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the Certificates only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage related securities without limitation as to the percentage of their assets represented thereby; federal credit unions may invest in mortgage related securities; and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review National Credit Union Administration (the "NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, effective December 2, 1991, which prohibit federal credit unions from investing in certain mortgage related securities, possibly including certain series or classes of Certificates, except under limited circumstances.

     If specified in the prospectus supplement, one or more classes of a series of Certificates will not constitute "mortgage related securities" for purposes of SMMEA. In such event, persons whose investments are subject to state or federal regulation may not be legally authorized to invest in such classes of Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 (the "Policy Statement") of the Federal Financial Institutions Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the FDIC, the Comptroller of the Currency and the Office of Thrift Supervision, effective February 10, 1992, and by the NCUA (with certain modifications) effective June 26, 1992, prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain series and classes of the Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing Certificates, as certain series or classes thereof may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines, in certain instances irrespective of SMMEA.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investments in securities which are not "interest-bearing" or "income-paying," and, with regard to any Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code") impose requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) subject to ERISA or Section 4975 of the Code (collectively, "Plans") and on persons who are fiduciaries with respect to such Plans. Among other things, ERISA requires that the assets of a Plan subject to ERISA be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plan. ERISA also imposes certain duties on persons who are fiduciaries with respect to a Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan generally is considered to be a fiduciary of such Plan. In addition to the imposition by ERISA of general fiduciary standards of investment prudence and diversification, ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and impose additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan.

     The United States Department of Labor (the "DOL") has issued a regulation concerning the definition of what constitutes the assets of a Plan (DOL Reg.
Section 2510.3-101). Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the investing Plan in certain circumstances. In such a case, the fiduciary making such an investment for the Plan could be deemed to have delegated his or her asset management responsibility, the underlying assets and properties could be subject to ERISA's reporting and disclosure requirements, and transactions involving the underlying assets and properties could be subject to the fiduciary responsibility requirements of ERISA and the prohibited transaction provisions of Section 4975 of the Code. Certain exceptions to the regulation may apply in the case of a Plan's investment in the Certificates, but GECMSI and Funding cannot predict in advance whether any such exceptions will apply due to the factual nature of the conditions to be met. Accordingly, because the Mortgage Loans, Agency Securities or Contracts may be deemed Plan assets of each Plan that purchases Certificates, an investment in the Certificates by a Plan might give rise to a prohibited transaction under ERISA Sections 406 or 407 and be subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

     DOL Prohibited Transaction Class Exemption 83-1 ("PTE 83-1") exempts from the prohibited transaction rules of ERISA and Section 4975 of the Code certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans involving the origination, servicing, operation and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans.

     PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payments retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool.

     Although the Trustee for any series of Certificates will be unaffiliated with GECMSI and Funding, there can be no assurance that the system of insurance or subordination will meet the general or specific conditions referred to above. In addition, the nature of a Trust Fund's assets or the characteristics of one or more classes of the related series of Certificates may not be included within the scope of PTE 83-1 or any other class exemption under ERISA. The prospectus supplement will provide additional information with respect to the application of ERISA and Section 4975 of the Code to the related Certificates.

     Several underwriters of mortgage-backed securities have applied for and obtained individual ERISA prohibited transaction exemptions which are in some respects broader than PTE 83-1. Such exemptions only apply to mortgage-backed securities which, in addition to satisfying other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a series of Certificates, the related prospectus supplement will refer to such possibility.

     Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Certificates must make its own determination as to whether the general and the specific conditions of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     Unless otherwise specified in the prospectus supplement, the Agreement will provide that the Residual Certificates of any series of Certificates with respect to which a REMIC election has been made may not be acquired by a Plan.

     Any Plan proposing to invest in Certificates should consult with its counsel to confirm that such investment will not result in a prohibited transaction and will satisfy the other requirements of ERISA and the Code.

                         FEDERAL INCOME TAX CONSEQUENCES

General

     The discussion under the heading "Federal Income Tax Consequences" herein and in the applicable prospectus supplement generally describes the material federal income tax consequences of purchasing, owning and disposing of Certificates. The summary does not purport to be a description of all tax consequences that may be relevant to a potential investor, and assumes an understanding of tax rules of general application. It does not address special rules which may apply to investors based on their tax status, individual circumstances or other factors unrelated to the Offering, including special rules applicable to dealers in securities or currencies, traders in securities electing to mark to market, banks, tax exempt investors, insurance companies, pass-through entities, governmental organizations, or investors that will hold Certificates as a position in a "straddle" or conversion transaction, or as part of a "synthetic security" or other integrated financial transaction. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. Investors are encouraged to consult their own tax advisors regarding the Certificates.

     For purposes of this discussion, unless otherwise specified, the term "Mortgage Loans" will be used to refer to Mortgage Loans, Agency Securities and Contracts, and the term "Owner" will refer to the beneficial owner of a Certificate.

REMIC Elections

     Under the Internal Revenue Code of 1986 (the "Code"), an election may be made to treat each Trust Fund related to a Series of Certificates (or segregated pools of assets within the Trust Fund) as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D(a) of the Code. If one or more REMIC elections are made, the Certificates of any Class will be either "regular interests" in a REMIC within the meaning of Section 860G(a)(1) of the Code ("Regular Certificates") or "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code ("Residual Certificates"). The prospectus supplement for each Series of Certificates will indicate whether an election will be made to treat each Trust Fund as one or more REMICs, and if so, which Certificates will be Regular Certificates and which will be Residual Certificates.

     If a REMIC election is made, each Trust Fund, or each portion thereof that is treated as a separate REMIC, will be referred to as a "REMIC Pool." If a Trust Fund is comprised of two REMIC Pools, one will be an "Upper-Tier REMIC" and one a "Lower-Tier REMIC." The assets of the Lower-Tier REMIC will consist of the Mortgage Loans and related Trust Fund assets. The assets of the Upper-Tier REMIC will consist of all of the regular interests issued by the Lower-Tier REMIC.

     The discussion below under the heading "REMIC Certificates" considers Series for which a REMIC election will be made. Series for which no such election will be made are addressed under "Non-REMIC Certificates."

REMIC Certificates

     The discussion in this section applies only to a Series of Certificates for which a REMIC election is made.

Tax Opinion

     Qualification as a REMIC requires ongoing compliance with certain conditions. Upon the issuance of each Series of Certificates for which a REMIC election is made, Cleary, Gottlieb, Steen & Hamilton, counsel to GECMSI and Funding, will deliver its opinion generally to the effect that, with respect to each such Series of Certificates, under then existing law and assuming compliance by the Depositor, the Servicer and the Trustee for such Series with all of the provisions of the related Agreement (and such other agreements and representations as may be referred to in such opinion), each REMIC Pool will be a REMIC, and the Certificates of such Series will be treated as either Regular Certificates or Residual Certificates.

Status of Certificates

     The Certificates will be:

     o    assets described in Code Section 7701(a)(19)(C); and

     o    "real estate assets" under Code Section 856(c)(4)(A),

to the extent the assets of the related REMIC Pool are so treated. Interest on the Regular Certificates will be "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code
Section 856(c)(3)(B) in the same proportion that the income of the REMIC Pool is so treated. If at all times 95% or more of the assets or income of the REMIC Pool qualifies under the foregoing Code sections, the Certificates (and income thereon) will so qualify in their entirety. The Regular Certificates will also qualify as "permitted assets" under Section 860L(c) of the Code.

     In the event the assets of the related REMIC Pool include buy-down Mortgage Loans, it is unclear whether the related buy-down funds would qualify under the foregoing Code sections. Also, Contracts may be considered to qualify under the foregoing sections only if the Manufactured Homes securing such Contracts are considered to be "permanently fixed" or "permanently installed." Contracts may limit the ability of a borrower to permanently attach a Manufactured Home to its site.

     The rules described in the two preceding paragraphs will be applied to a Trust Fund consisting of two REMIC Pools as if the Trust Fund were a single REMIC holding the assets of the Lower-Tier REMIC.

Income from Regular Certificates

     General. Except as otherwise provided in this tax discussion, Regular Certificates will be taxed as newly originated debt instruments for federal income tax purposes. Interest, original issue discount and market discount accrued on a Regular Certificate will be ordinary income to the Owner. All Owners must account for interest income under the accrual method of accounting, which may result in the inclusion of amounts in income that are not currently distributed in cash.

     On January 27, 1994, the Internal Revenue Service adopted regulations applying the original issue discount rules of the Code (the "OID Regulations"). Except as otherwise noted, the discussion below is based on the OID Regulations.

     Original Issue Discount. Certain Regular Certificates may have "original issue discount." An Owner must include original issue discount in income as it accrues, without regard to the timing of payments.

     The total amount of original issue discount on a Regular Certificate is the excess of its "stated redemption price at maturity" over its "issue price." The issue price for any Regular Certificate is the price (including any accrued interest) at which a substantial portion of the Class of Certificates including such Regular Certificate are first sold to the public. In general, the stated redemption price at maturity is the sum of all payments made on the Regular Certificate, other than payments of interest that (i) are actually payable at least annually over the entire life of the Certificates and (ii) are based on a single fixed rate or variable rate (or certain combinations of fixed and variable rates). The stated redemption price at maturity of a Regular Certificate always includes its original principal amount, but generally does not include distributions of stated interest, except in the case of Accrual Certificates, and, as discussed below, Interest Only Certificates. An "Interest Only Certificate" is a Certificate entitled to receive distributions of some or all of the interest on the Mortgage Loans or other assets in a REMIC Pool and that has either a notional or nominal principal amount. Special rules for Regular Certificates that provide for interest based on a variable rate are discussed below in "Income from Regular Certificates--Variable Rate Regular Certificates."

     With respect to an Interest Only Certificate, the stated redemption price at maturity is likely to be the sum of all payments thereon, determined in accordance with the Prepayment Assumption (as defined below). In that event, Interest Only Certificates would always have original issue discount. Alternatively, in the case of an Interest Only Certificate with some principal amount, the stated redemption price at maturity might be determined under the general rules described in the preceding paragraph. If, applying those rules, the stated redemption price at maturity were considered to equal the principal amount of such Certificate, then the rules described below under "Premium" would apply. The Prepayment Assumption is the assumed rate of prepayment of the Mortgage Loans used in pricing the Regular Certificates. The Prepayment Assumption will be set forth in the related Supplement.

     Under a de minimis rule, original issue discount on a Regular Certificate will be considered zero if it is less than 0.25% of the Certificate's stated redemption price at maturity multiplied by the Certificate's weighted average maturity. The weighted average maturity of a Regular Certificate is computed based on the number of full years (i.e., rounding down partial years) each distribution of principal (or other amount included in the stated redemption price at maturity) is scheduled to be outstanding. The schedule of such distributions likely should be determined in accordance with the Prepayment Assumption.

     The Owner of a Regular Certificate generally must include in income the original issue discount that accrues for each day on which the Owner holds such Certificate, including the date of purchase, but excluding the date of disposition. The original issue discount accruing in any period equals:

                             PV End + Dist - PV Beg

     Where:

     PV End = present value of all remaining distributions to be made as of the end of the period;

     Dist   = distributions made during the period includible in the stated
              redemption price at maturity; and

     PV Beg = present value of all remaining distributions as of the beginning of the period.

The present value of the remaining distributions is calculated based on (i) the original yield to maturity of the Regular Certificate, (ii) events (including actual prepayments) that have occurred prior to the end of the period and (iii) the Prepayment Assumption. For these purposes, the original yield to maturity of a Regular Certificate will be calculated based on its issue price, assuming that the Certificate will be prepaid in all periods in accordance with the Prepayment Assumption, and with compounding at the end of each accrual period used in the formula.

     Assuming the Regular Certificates have monthly Distribution Dates, discount would be computed under the formula generally for the one-month periods (or shorter initial period) ending on each Distribution Date. The original issue discount accruing during any accrual period is divided by the number of days in the period to determine the daily portion of original issue discount for each day.

     The daily portions of original issue discount generally will increase if prepayments on the underlying Mortgage Loans exceed the Prepayment Assumption and decrease if prepayments are slower than the Prepayment Assumption (changes in the rate of prepayments having the opposite effect in the case of an Interest Only Certificate). If the relative principal payment priorities of the Classes of Regular Certificates of a Series change, any increase or decrease in the present value of the remaining payments to be made on any such Class will affect the computation of original issue discount for the period in which the change in payment priority occurs.

     If original issue discount computed as described above is negative for any period, the Owner generally will not be allowed a current deduction for the negative amount but instead will be entitled to offset such amount only against future positive original issue discount from such Certificate. However, while not free from doubt, such an Owner may be entitled to deduct "negative original issue discount" to the extent the Owner's adjusted basis (as defined in "Sale or Exchange of Certificates" below) in the Certificate remaining after such deduction is not less than the principal amount of the Certificate.

     Acquisition Premium. If an Owner of a Regular Certificate acquires such Certificate at a price greater than its "adjusted issue price," but less than its remaining stated redemption price at maturity, the daily portion for any day (as computed above) is reduced by an amount equal to the product of (i) such daily portion and (ii) a fraction, the numerator of which is the amount by which the price exceeds the adjusted issue price and the denominator of which is the sum of the daily portions for such Regular Certificate for all days on and after the date of purchase. The adjusted issue price of a Regular Certificate on any given day is its issue price, increased by all original issue discount that has accrued on such Certificate and reduced by the amount of all previous distributions on such Certificate of amounts included in its stated redemption price at maturity.

     Market Discount. A Regular Certificate may have market discount (as defined in the Code). Market discount equals the excess of the adjusted issue price of a Certificate over the Owner's adjusted basis in the Certificate. The Owner of a Certificate with market discount must report ordinary interest income, as the Owner receives distributions on the Certificate of principal or other amounts included in its stated redemption price at maturity, equal to the lesser of (a) the excess of the amount of those distributions over the amount, if any, of accrued original issue discount on the Certificate or (b) the portion of the market discount that has accrued and not previously been included in income. Also, such Owner must treat gain from the disposition of the Certificate as ordinary income to the extent of any accrued, but unrecognized, market discount. Alternatively, an Owner may elect in any taxable year to include market discount in income currently as it accrues on all market discount instruments acquired by the Owner in that year or thereafter. An Owner may revoke such an election only with the consent of the Internal Revenue Service.

     In general terms, market discount on a Regular Certificate may be treated, at the Owner's election, as accruing either (a) on the basis of a constant yield (similar to the method described above for accruing original issue discount) or
(b) alternatively, either (i) in the case of a Regular Certificate issued without original issue discount, in the ratio of stated interest distributable in the relevant period to the total stated interest remaining to be distributed from the beginning of such period (computed taking into account the Prepayment Assumption) or (ii) in the case of a Regular Certificate issued with original issue discount, in the ratio of the amount of original issue discount accruing in the relevant period to the total remaining original issue discount at the beginning of such period. An election to accrue market discount on a Regular Certificate on a constant yield basis is irrevocable with respect to that Certificate.

     An Owner may be required to defer a portion of the deduction for interest expense on any indebtedness that the Owner incurs or maintains in order to purchase or carry a Regular Certificate that has market discount. The deferred amount would not exceed the market discount that has accrued but not been taken into income. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized.

     Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is de minimis under a rule similar to that described above in the fourth paragraph under "Original Issue Discount." Owners should consult their own tax advisors regarding the application of the market discount rules as well as the advisability of making any election with respect to market discount.

     Discount on a Regular Certificate that is neither original issue discount nor market discount, as defined above, must be allocated ratably among the principal payments on the Certificate and included in income (as gain from the sale or exchange of the Certificate) as the related principal payments are made (whether as scheduled payments or prepayments).

     Premium. A Regular Certificate, other than an Accrual Certificate or, as discussed above under "Original Issue Discount," an Interest Only Certificate, purchased at a cost (net of accrued interest) greater than its principal amount generally is considered to be purchased at a premium. The Owner may elect under Code Section 171 to amortize such premium under the constant yield method, using the Prepayment Assumption. To the extent the amortized premium is allocable to interest income from the Regular Certificate, it is treated as an offset to such interest rather than as a separate deduction. An election made by an Owner would generally apply to all its debt instruments and may not be revoked without the consent of the Internal Revenue Service.

     Special Election to Apply OID Rules. In lieu of the rules described above with respect to de minimis discount, acquisition premium, market discount and premium, an Owner of a Regular Certificate may elect to accrue such discount, or adjust for such premium, by applying the principles of the OID rules described above. An election made by a taxpayer with respect to one obligation can affect other obligations it holds. Owners should consult with their tax advisors regarding the merits of making this election.

     Retail Regular Certificates. For purposes of the original issue and market discount rules, a repayment in full of a Retail Certificate that is subject to payment in units or other increments, rather than on a pro rata basis with other Retail Certificates, will be treated in the same manner as any other prepayment.

     Variable Rate Regular Certificates. The Regular Certificates may provide for interest that varies based on an interest rate index. The OID Regulations provide special rules for calculating income from certain "variable rate debt instruments" or "VRDIs." A debt instrument must meet certain technical requirements to qualify as a VRDI, which are outlined in the next paragraph. Under the regulations, income on a VRDI is calculated by (1) creating a hypothetical debt instrument that pays fixed interest at rates equivalent to the variable interest, (2) applying the original issue discount rules of the Code to that fixed rate instrument, and (3) adjusting the income accruing in any accrual period by the difference between the assumed fixed interest amount and the actual amount for the period. In general, where a variable rate on a debt instrument is based on an interest rate index (such as LIBOR), a fixed rate equivalent to a variable rate is determined based on the value of the index as of the issue date of the debt instrument. In cases where rates are reset at different intervals over the life of a VRDI, adjustments are made to ensure that the equivalent fixed rate for each accrual period is based on the same reset interval.

     A debt instrument must meet a number of requirements in order to qualify as a VRDI. A VRDI cannot be issued at a premium above its principal amount that exceeds a specified percentage of its principal amount (15%, or if less 1.5% times its weighted average life). As a result, Interest Only Certificates will never be VRDIs. Also, a debt instrument that pays interest based on a multiple of an interest rate index is not a VRDI if the multiple is less than or equal to
0.65 or greater than 1.35, unless, in general, interest is paid based on a single formula that lasts over the life of the instrument. A debt instrument is not a VRDI if it is subject to caps and floors, unless they remain the same over the life of the instrument or are not expected to change significantly the yield on the instrument. Variable rate Regular Certificates other than Interest Only Certificates may or may not qualify as VRDIs depending on their terms.

     In a case where a variable rate Regular Certificate does not qualify as a VRDI, it will be treated under the OID Regulations as a contingent payment debt instrument. The Internal Revenue Service has issued final regulations addressing contingent payment debt instruments, but such regulations are not applicable by their terms to REMIC regular interests. Until further guidance is forthcoming, one method of calculating income on such a Regular Certificate that appears to be reasonable would be to apply the principles governing VRDIs outlined above.

     Subordinated Certificates. Certain Series of Certificates may contain one or more Classes of subordinated Certificates. In the event there are defaults or delinquencies on the related Mortgage Loans, amounts that otherwise would be distributed on a Class of subordinated Certificates may instead be distributed on other more senior Classes of Certificates. Since Owners of Regular Certificates are required to report income under an accrual method, Owners of subordinated Certificates will be required to report income without giving effect to delays and reductions in distributions on such Certificates attributable to defaults or delinquencies on the Mortgage Loans, except to the extent that it can be established that amounts are uncollectible. As a result, the amount of income reported by an Owner of a subordinated Certificate in any period could significantly exceed the amount of cash distributed to such Owner in that period. The Owner will eventually be allowed a loss (or be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated Certificate is reduced as a result of defaults and delinquencies on the Mortgage Loans. Such a loss could in some circumstances be a capital loss. Also, the timing and amount of such losses or reductions in income are uncertain. Owners of subordinated Certificates should consult their tax advisors on these points.

Income from Residual Certificates

     Taxation of REMIC Income. Generally, Owners of Residual Certificates in a REMIC Pool ("Residual Owners") must report ordinary income or loss equal to their pro rata shares (based on the portion of all Residual Certificates they own) of the taxable income or net loss of the REMIC. Such income must be reported regardless of the timing or amounts of distributions on the Residual Certificates.

     The taxable income of a REMIC Pool is generally determined under the accrual method of accounting in the same manner as the taxable income of an individual taxpayer. Taxable income is generally gross income, including interest and original issue discount income, if any, on the assets of the REMIC Pool and income from the amortization of any premium on Regular Certificates, minus deductions. Market discount (as defined in the Code) with respect to Mortgage Loans held by a REMIC Pool is recognized in the same fashion as if it were original issue discount. Deductions include interest and original issue discount expense on the Regular Certificates, reasonable servicing fees attributable to the REMIC Pool, other administrative expenses and amortization of any premium on assets of the REMIC Pool. As previously discussed, the timing of recognition of "negative original issue discount," if any, on a Regular Certificate is uncertain; as a result, the timing of recognition of the corresponding income to the REMIC Pool is also uncertain.

     If the Trust Fund consists of an Upper-Tier REMIC and a Lower-Tier REMIC, the OID Regulations provide that the regular interests issued by the Lower-Tier REMIC to the Upper-Tier REMIC will be treated as a single debt instrument for purposes of the original issue discount provisions. A determination that these regular interests are not treated as a single debt instrument would have a material adverse effect on the Owners of Residual Certificates issued by the Lower-Tier REMIC.

     A Residual Owner may not amortize the cost of its Residual Certificate. Taxable income of the REMIC Pool, however, will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's initial basis in its assets, and such basis will include the issue price of the Residual Certificates (assuming the issue price is positive). Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificate over its life. The period of time over which such issue price is effectively amortized, however, may be longer than the economic life of the Residual Certificate. The issue price of a Residual Certificate is the price at which a substantial portion of the Class of Certificates including the Residual Certificate are first sold to the public (or if the Residual Certificate is not publicly offered, the price paid by the first buyer).

     A subsequent Residual Owner must report the same amounts of taxable income or net loss attributable to the REMIC Pool as an original Owner. No adjustments are made to reflect the purchase price.

     Losses. A Residual Owner that is allocated a net loss of the REMIC Pool may not deduct such loss currently to the extent it exceeds the Owner's adjusted basis (as defined in "Sale or Exchange of Certificates" below) in its Residual Certificate. A Residual Owner that is a U.S. person (as defined below in "Taxation of Certain Foreign Investors"), however, may carry over any disallowed loss to offset any taxable income generated by the same REMIC Pool.

     Excess Inclusions. A portion of the taxable income allocated to a Residual Certificate is subject to special tax rules. That portion, referred to as an "excess inclusion," is calculated for each calendar quarter and equals the excess of such taxable income for the quarter over the daily accruals for the quarter. The daily accruals equal the product of (i) 120% of the federal long-term rate under Code Section 1274(d) for the month which includes the Closing Date (determined on the basis of quarterly compounding and properly adjusted for the length of the quarter) and (ii) the adjusted issue price of the Certificate at the beginning of such quarter. The adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Certificate, plus the amount of daily accruals on the Certificate for all prior quarters, decreased (but not below zero) by any prior distributions on the Certificate. If the aggregate value of the Residual Certificates is not considered to be "significant," then to the extent provided in Treasury regulations, a Residual Owner's entire share of REMIC taxable income will be treated as an excess inclusion. The regulations that have been adopted under Code Sections 860A through 860G (the "REMIC Regulations") do not contain such a rule.

     Excess inclusions generally may not be offset by unrelated losses or loss carryforwards or carrybacks of a Residual Owner. In addition, for all taxable years beginning after August 20, 1996, and unless a Residual Owner elects otherwise for all other taxable years, the alternate minimum taxable income of a Residual Owner for a taxable year may not be less than the Residual Owner's excess inclusions for the taxable year and excess inclusions are disregarded when calculating a Residual Owner's alternate minimum tax net operating loss deduction.

     Excess inclusions are treated as unrelated business taxable income for an organization subject to the tax on unrelated business income. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, regulated investment company or certain other pass-through entities are Residual Owners, a portion of the distributions made by such entities may be treated as excess inclusions.

     Distributions. Distributions on a Residual Certificate (whether at their scheduled times or as a result of prepayments) generally will not result in any taxable income or loss to the Residual Owner. If the amount of any distribution exceeds a Residual Owner's adjusted basis in its Residual Certificate, however, the Residual Owner will recognize gain (treated as gain from the sale or exchange of its Residual Certificate) to the extent of such excess. See "Sale or Exchange of Certificates" below.

     Prohibited Transactions; Special Taxes. Net income recognized by a REMIC Pool from "prohibited transactions" is subject to a 100% tax and is disregarded in calculating the REMIC Pool's taxable income. In addition, a REMIC Pool is subject to federal income tax at the highest corporate rate on "net income from foreclosure property" (which has a technical definition). A 100% tax also applies to certain contributions to a REMIC Pool made after it is formed. It is not anticipated that any REMIC Pool will (i) engage in prohibited transactions in which it recognizes a significant amount of net income, (ii) receive contributions of property that are subject to tax, or (iii) derive a significant amount of net income from foreclosure property that is subject to tax.

     Negative Value Residual Certificates. The federal income tax treatment of any consideration paid to a transferee on a transfer of a Residual Certificate is unclear. Such a transferee should consult its tax advisor. The preamble to the REMIC Regulations indicates that the Internal Revenue Service may issue future guidance on the tax treatment of such payments.

     Mark to Market Rules. A REMIC residual interest that is acquired on or after January 4, 1995 is not a "security" for the purposes of Code Section 475, and thus is not subject to the mark to market rules.

     The method of taxation of Residual Certificates described in this section can produce a significantly less favorable after-tax return for a Residual Certificate than would be the case if the Certificate were taxable as a debt instrument. Also, a Residual Owner's return may be adversely affected by the excess inclusions rules described above. In certain periods, taxable income and the resulting tax liability for a Residual Owner may exceed any distributions it receives. In addition, a substantial tax may be imposed on certain transferors of a Residual Certificate and certain Residual Owners that are "pass-through" entities. See "Transfers of Residual Certificates" below. Investors should consult their tax advisors before purchasing a Residual Certificate.

Sale or Exchange of Certificates

     An Owner generally will recognize gain or loss upon sale or exchange of a Regular or Residual Certificate equal to the difference between the amount realized and the Owner's adjusted basis in the Certificate. The adjusted basis in a Certificate generally will equal the cost of the Certificate, increased by income previously recognized, and reduced (but not below zero) by previous distributions, and by any amortized premium in the case of a Regular Certificate, or net losses allowed as a deduction in the case of a Residual Certificate.

     Except as described below, any gain or loss on the sale or exchange of a Certificate held as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Certificate has been held for more than one year. Such gain or loss will be ordinary income or loss (i) for a bank or thrift institution, and (ii) in the case of a Regular Certificate, (a) to the extent of any accrued, but unrecognized, market discount, or (b) to the extent income recognized by the Owner is less than the income that would have been recognized if the yield on such Certificate were 110% of the applicable federal rate under Code Section 1274(d).

     A Residual Owner should be allowed a loss upon termination of the REMIC Pool equal to the amount of the Owner's remaining adjusted basis in its Residual Certificates. Whether the termination will be treated as a sale or exchange (resulting in a capital loss) is unclear.

     Except as provided in Treasury regulations, the wash sale rules of Code
Section 1091 will apply to dispositions of a Residual Certificate where the seller of the interest, during the period beginning six months before the sale or disposition of the interest and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any REMIC residual interest, or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a residual interest.

Taxation of Certain Foreign Investors

     Regular Certificates. A Regular Certificate held by an Owner that is a non-U.S. person (as defined below), and that has no connection with the United States other than owning the Certificate, will not be subject to U.S. withholding or income tax with respect to the Certificate provided such Owner
(i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C), and (ii) provides an appropriate statement, signed under penalties of perjury, identifying the Owner and stating, among other things, that the Owner is a non-U.S. person. If these conditions are not met, a 30% withholding tax will apply to interest (including original issue discount) unless an income tax treaty reduces or eliminates such tax or unless the interest is effectively connected with the conduct of a trade or business within the United States by such Owner. In the latter case, such Owner will be subject to United States federal income tax with respect to all income from the Certificate at regular rates then applicable to U.S. taxpayers (and in the case of a corporation, possibly also the branch profits tax).

     The term "non-U.S. person" means any person other than a U.S. person. A U.S. person is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     Residual Certificates. A Residual Owner that is a non-U.S. person, and that has no connection with the United States other than owning a Residual Certificate, will not be subject to U.S. withholding or income tax with respect to the Certificate (other than with respect to excess inclusions) provided that
(i) the conditions described in the second preceding paragraph with respect to Regular Certificates are met and (ii) in the case of a Residual Certificate in a REMIC Pool holding Mortgage Loans, the Mortgage Loans were originated after July 18, 1984. Excess inclusions are subject to a 30% withholding tax in all events (notwithstanding any contrary tax treaty provisions) when distributed to the Residual Owner (or when the Residual Certificate is disposed of). The Code grants the Treasury Department authority to issue regulations requiring excess inclusions to be taken into account earlier if necessary to prevent avoidance of tax. The REMIC Regulations do not contain such a rule. The preamble thereto states that the Internal Revenue Service is considering issuing regulations concerning withholding on distributions to foreign holders of residual interests to satisfy accrued tax liability due to excess inclusions.

     With respect to a Residual Certificate that has been held at any time by a non-U.S. person, the Trustee (or its agent) will be entitled to withhold (and to pay to the Internal Revenue Service) any portion of any payment on such Residual Certificate that the Trustee reasonably determines is required to be withheld. If the Trustee (or its agent) reasonably determines that a more accurate determination of the amount required to be withheld from a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for the Residual Owner until such determination can be made.

     Special tax rules and restrictions that apply to transfers of Residual Certificates to and from non-U.S. persons are discussed in the next section.

Transfers of Residual Certificates

     Special tax rules and restrictions apply to transfers of Residual Certificates to disqualified organizations or foreign investors, and to transfers of noneconomic Residual Certificates.

     Disqualified Organizations. In order to comply with the REMIC rules of the Code, the Agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to, or registered in the name of, any person unless (i) the proposed purchaser provides to the Trustee an "affidavit" (within the meaning of the REMIC Regulations) to the effect that, among other items, such transferee is not a "disqualified organization" (as defined below), is not purchasing a Residual Certificate as an agent for a disqualified organization (i.e., as a broker, nominee, or other middleman) and is not an entity (a "Book-Entry Nominee") that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations and (ii) the transferor states in writing to the Trustee that it has no actual knowledge that such affidavit is false.

     If despite these restrictions a Residual Certificate is transferred to a disqualified organization, the transfer may result in a tax equal to the product of (i) the present value of the total anticipated future excess inclusions with respect to such Certificate and (ii) the highest corporate marginal federal income tax rate. Such a tax generally is imposed on the transferor, except that if the transfer is through an agent for a disqualified organization, the agent is liable for the tax. A transferor is not liable for such tax if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

     A disqualified organization may hold an interest in a REMIC Certificate through a "pass-thru entity" (as defined below). In that event, the pass-thru entity is subject to tax (at the highest corporate marginal federal income tax rate) on excess inclusions allocable to the disqualified organization. However, such tax will not apply to the extent the pass-thru entity receives affidavits from record holders of interests in the entity stating that they are not disqualified organizations and the entity does not have actual knowledge that the affidavits are false.

     For these purposes, (i) "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing, certain organizations that are exempt from taxation under the Code (including tax on excess inclusions) and certain corporations operating on a cooperative basis, and (ii) "pass-thru entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a pass-thru entity as a nominee for another will, with respect to that interest, be treated as a pass-thru entity. Certain additional rules also apply to "electing large partnerships." If an electing large partnership holds a Residual Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for the purposes of the tax on pass-through entities described above. The exception to this tax described above for pass-through entities that collect affidavits from their record holders is not available to electing large partnerships.

     Foreign Investors. Under the REMIC Regulations, a transfer of a Residual Certificate to a non-U.S. person that will not hold the Certificate in connection with a U.S. trade or business will be disregarded for all federal tax purposes if the Certificate has "tax avoidance potential." A Residual Certificate has tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that:

     (i) for each excess inclusion, the REMIC will distribute to the transferee residual interest holder an amount that will equal at least 30 percent of the excess inclusion, and

     (ii) each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual.

A transferor has such reasonable expectation if the above test would be met assuming that the REMIC's Mortgage Loans will prepay at each rate between 50 percent and 200 percent of the Prepayment Assumption.

     The REMIC Regulations also provide that a transfer of a Residual Certificate from a non-U.S. person to a U.S. person (or to a non-U.S. person that will hold the Certificate in connection with a U.S. trade or business) is disregarded if the transfer has "the effect of allowing the transferor to avoid tax on accrued excess inclusions."

     In light of these provisions, the Agreement provides that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. person, unless (i) such person holds the Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224, or (ii) the transferee delivers to both the transferor and the Trustee an opinion of nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer will not be disregarded for federal income tax purposes.

     Noneconomic Residual Certificates. Under the REMIC Regulations, a transfer of a "noneconomic" Residual Certificate will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of tax. Such a purpose exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed to lack such knowledge if:

     (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due, and

     (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, it may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding the residual interest as they become due.

A Residual Certificate (including a Certificate with significant value at issuance) is noneconomic unless, at the time of the transfer, (i) the present value of the expected future distributions on the Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions on the Certificate, at or after the time at which taxes accrue, in an amount sufficient to pay the taxes.

     The Agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to, or registered in the name of, any person unless the transferor represents to the Trustee that it has conducted the investigation of the transferee, and made the findings, described in the preceding paragraph, and the proposed transferee provides to the Trustee the transferee representations described in the preceding paragraph, and agrees that it will not transfer the Certificate to any person unless that person agrees to comply with the same restrictions on future transfers.

Servicing Compensation and Other REMIC Pool Expenses

     Under Code Section 67, an individual, estate or trust is allowed certain itemized deductions only to the extent that such deductions, in the aggregate, exceed 2% of the Owner's adjusted gross income, and such a person is not allowed such deductions to any extent in computing its alternative minimum tax liability. Under Treasury regulations, if such a person is an Owner of a REMIC Certificate, the REMIC Pool is required to allocate to such a person its share of the servicing fees and administrative expenses paid by a REMIC together with an equal amount of income. Those fees and expenses are deductible as an offset to the additional income, but subject to the 2% floor.

     In the case of a REMIC Pool that has multiple classes of Regular Certificates with staggered maturities, fees and expenses of the REMIC Pool would be allocated entirely to the Owners of Residual Certificates. However, if the REMIC Pool were a "single-class REMIC" as defined in applicable Treasury regulations, such deductions would be allocated proportionately among the Regular and Residual Certificates.

Reporting and Administrative Matters

     Annual reports will be made to the Internal Revenue Service, and to Holders of record of Regular Certificates, and Owners of Regular Certificates holding through a broker, nominee or other middleman, that are not excepted from the reporting requirements, of accrued interest, original issue discount, information necessary to compute accruals of market discount, information regarding the percentage of the REMIC Pool's assets meeting the qualified assets tests described above under "Status of Certificates" and, where relevant, allocated amounts of servicing fees and other Code Section 67 expenses. Holders not receiving such reports may obtain such information from the related REMIC by contacting the person designated in IRS Publication 938. Quarterly reports will be made to Residual Holders showing their allocable shares of income or loss from the REMIC Pool, excess inclusions, and Code Section 67 expenses.

     The Trustee will sign and file federal income tax returns for each REMIC Pool. To the extent allowable, GECMSI will act as the tax matters person for each REMIC Pool. Each Owner of a Residual Certificate, by the acceptance of its Residual Certificate, agrees that GECMSI will act as the Owner's agent in the performance of any duties required of the Owner in the event that the Owner is the tax matters person.

     An Owner of a Residual Certificate is required to treat items on its federal income tax return consistently with the treatment of the items on the REMIC Pool's return, unless the Owner owns 100% of the Residual Certificate for the entire calendar year or the Owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Pool. The Internal Revenue Service may assess a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish the REMIC Pool, in a manner to be provided in Treasury regulations, the name and address of such other person and other information.

Non-REMIC Certificates

     The discussion in this Section applies only to a Series of Certificates for which no REMIC election is made.

Trust Fund as Grantor Trust

     Upon issuance of each series of Certificates, Cleary, Gottlieb, Steen & Hamilton, counsel to GECMSI and Funding, will deliver its opinion to the effect that, under then current law, assuming compliance by the applicable Depositor, the Servicer and the Trustee with all the provisions of the Agreement (and such other agreements and representations as may be referred to in the opinion), the Trust Fund will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

     Under the grantor trust rules of the Code, each Owner of a Certificate will be treated for federal income tax purposes as the owner of an undivided interest in the Mortgage Loans (and any related assets) included in the Trust Fund. The Owner will include in its gross income, gross income from the portion of the Mortgage Loans allocable to the Certificate, and may deduct its share of the expenses paid by the Trust Fund that are allocable to the Certificate, at the same time and to the same extent as if it had directly purchased and held such interest in the Mortgage Loans and had directly received payments thereon and paid such expenses. If an Owner is an individual, trust or estate, the Owner will be allowed deductions for its share of Trust Fund expenses (including reasonable servicing fees) only to the extent that the sum of those expenses and the Owner's other miscellaneous itemized deductions exceeds 2% of adjusted gross income, and will not be allowed to deduct such expenses for purposes of the alternative minimum tax. Distributions on a Certificate will not be taxable to the Owner, and the timing or amount of distributions will not affect the timing or amount of income or deductions relating to a Certificate.

Status of the Certificates

     The Certificates, other than Interest Only Certificates, will be:

     o    "real estate assets" under Code Section 856(c)(4)(A); and

     o    assets described in Section 7701(a)(19)(C) of the Code,

to the extent the assets of the Trust Fund are so treated. Interest income from such Certificates will be "interest on obligations secured by mortgages on real property" under Code Section 856(c)(3)(B) to the extent the income of the Trust Fund qualifies under that section. An "Interest Only Certificate" is a Certificate which is entitled to receive distributions of some or all of the interest on the Mortgage Loans or other assets in a REMIC Pool and that has either a notional or nominal principal amount. Although not certain, Certificates that are Interest Only Certificates should qualify under the foregoing Code sections to the same extent as other Certificates.

Possible Application of Stripped Bond Rules

     The federal income tax treatment of Certificates will depend on whether they are subject to the "stripped bond" rules of Code Section 1286. In general, Certificates will be subject to those rules in the hands of an Owner if (i) the Depositor, the Servicer (or anyone else) retains rights to receive more than 100 basis points of interest on any Mortgage Loans assigned to the Trust Fund (disregarding rights to reasonable servicing compensation, but including rights to fees in excess of reasonable compensation), or (ii) Certificates are issued in two or more Classes representing rights to non-pro rata shares of interest and principal payments on the Mortgage Loans.

     Notwithstanding the foregoing, a Certificate will not be subject to the stripped bond rules in the hands of an Owner unless, viewing the Certificate as a debt instrument issued by the Trust Fund, it would have original issue discount. In general, a Certificate will not have original issue discount if it pays interest at a fixed rate, or a single variable rate, monthly over its entire life, is issued within one month of the first Distribution Date, and is issued with no more than a de minimis amount of discount below its principal amount. Discount is de minimis if the Certificate has an issue price (generally the initial offering price at which a substantial amount of Certificates are sold) that is not less than its principal amount by more than .25% times the weighted average life of the Certificate (calculated by rounding down the number of years to each principal payment to the next lowest number). For a more detailed discussion of the definition of original issue discount, see "REMIC Certificates--Income from Regular Certificates--Original Issue Discount" above.

Taxation of Certificates if Stripped Bond Rules Do Not Apply

     If the stripped bond rules do not apply to a Certificate, then the Owner will be required to include in income its share of the interest payments on the Mortgage Loans held by the Trust Fund in accordance with its tax accounting method. The Owner must also account for discount or premium on the Mortgage Loans if it is considered to have purchased its interest in the Mortgage Loans at a discount or premium. An Owner will be considered to have purchased an interest in each Mortgage Loan at a price determined by allocating its purchase price for the Certificate among the Mortgage Loans in proportion to their fair market values at the time of purchase. It is likely that discount would be considered to accrue and premium would be amortized, as described below, based on an assumption that there will be no future prepayments of the Mortgage Loans, and not based on a reasonable prepayment assumption.

     Discount. The treatment of any discount relating to a Mortgage Loan will depend on whether the discount is original issue discount or market discount. Discount at which a Mortgage Loan is purchased will be original issue discount only if the Mortgage Loan itself has original issue discount; the issuance of Certificates is not considered a new issuance of a debt instrument that can give rise to original issue discount. A Mortgage Loan generally will be considered to have original issue discount if the greater of the amount of points charged to the borrower, or the amount of any interest foregone during any initial teaser period, exceeds .167% of the principal amount of the Mortgage Loan times the number of full years to maturity (i.e., 5% of the principal amount for a 30 year loan), or if interest is not paid at a fixed rate or a single variable rate (disregarding any initial teaser rate) over the life of the Mortgage Loan. It is not anticipated that the amount of original issue discount, if any, accruing on the Mortgage Loans in each month will be significant relative to the interest paid currently on the Mortgage Loans, but there can be no assurance that this will be the case.

     In the case of a Mortgage Loan that is considered to have been purchased with market discount that exceeds a de minimis amount (generally, .167% of the principal amount times the number of whole years to maturity remaining at the time of purchase), the Owner will be required to include in income in each month the amount of such discount that has accrued through such month and not previously been included in income, but limited to the amount of principal on the Mortgage Loan that is received by the Trust Fund in that month. Because the Mortgage Loans will provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount accrues. Any market discount that has not previously been included in income will be recognized as ordinary income if and when the Mortgage Loan is prepaid in full. For a more detailed discussion of the market discount rules of the Code, see "REMIC Certificates--Income from Regular Certificates--Market Discount" above.

     In the case of market discount that does not exceed a de minimis amount, the Owner generally will be required to allocate ratably the portion of such discount that is allocable to a Mortgage Loan among the principal payments on the Mortgage Loan and to include the discount in ordinary income as the related principal payments are made (whether as scheduled payments or prepayments).

     Premium. In the event that a Mortgage Loan is purchased at a premium, the Owner may elect under Section 171 of the Code to amortize such premium under a constant yield method based on the yield of the Mortgage Loan to such Owner, provided that such Mortgage Loan was originated after September 27, 1985. Premium allocable to a Mortgage Loan originated on or before that date should be allocated among the principal payments on the Mortgage Loan and allowed as an ordinary deduction as principal payments are made (whether as scheduled payments or prepayments).

Taxation of Certificates if Stripped Bond Rules Apply

     If the stripped bond rules apply to a Certificate, income on the Certificate will be treated as original issue discount and will be included in income as it accrues under a constant yield method. More specifically, for purposes of applying the original issue discount rules of the Code, the Owner will likely be taxed as if it had purchased a newly issued, single debt instrument providing for payments equal to the payments on the interests in the Mortgage Loans allocable to the Certificate, and having original issue discount equal to the excess of the sum of such payments over the Owner's purchase price for the Certificate (which would be treated as the issue price). The amount of original issue discount income accruing in any taxable year will be computed generally as described above under "REMIC Certificates--Income from Regular Certificates--Original Issue Discount." It is possible, however, that the calculation must be made using as the Prepayment Assumption an assumption of zero prepayments. If the calculation is made assuming no future prepayments, then the Owner should be allowed to deduct currently any negative amount of original issue discount produced by the accrual formula.

     Different approaches could be applied in calculating income under the stripped bond rules. For example, a Certificate could be viewed as a collection of separate debt instruments (one for each payment allocable to the Certificate) rather than a single debt instrument. Also, in the case of an Interest-Only Certificate, it could be argued that certain proposed regulations governing contingent payment debt obligations apply. Owners should consult their own tax advisors regarding the calculation of income under the stripped bond rules.

Sales of Certificates

     A Certificateholder that sells a Certificate will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted tax basis in the Certificate. In general, such adjusted basis will equal the Certificateholder's cost for the Certificate, increased by the amount of any income previously reported with respect to the Certificate and decreased (but not below zero) by the amount of any distributions received thereon, the amount of any losses previously allowable to such Owner with respect to such Certificate and any premium amortization thereon. Any such gain or loss would be capital gain or loss if the Certificate was held as a capital asset, subject to the potential treatment of gain as ordinary income to the extent of any accrued but unrecognized market discount under the market discount rules of the Code, if applicable.

Foreign Investors

     Except as described in the following paragraph, an Owner that is not a U.
S. person (as defined under "REMIC Certificates--Taxation of Foreign Investors" above) and that is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a Certificate will not be subject to United States income or withholding tax in respect of a Certificate (assuming the underlying Mortgage Loans were originated after July 18, 1984), if the Owner provides an appropriate statement, signed under penalties of perjury, identifying the Owner and stating, among other things, that the Owner is not a U.S. person. If these conditions are not met, a 30% withholding tax will apply to interest (including original issue discount) unless an income tax treaty reduces or eliminates such tax or unless the interest is effectively connected with the conduct of a trade or business within the United States by such Owner. Income effectively connected with a U.S. trade or business will be subject to United States federal income tax at regular rates then applicable to U.S. taxpayers (and in the case of a corporation, possibly also the branch profits tax).

     In the event the Trust Fund acquires ownership of real property located in the United States in connection with a default on a Mortgage Loan, then any rental income from such property allocable to an Owner that is not a U.S. person generally will be subject to a 30% withholding tax. In addition, any gain from the disposition of such real property allocable to an Owner that is not a U.S. person may be treated as income that is effectively connected with a U.S. trade or business under special rules governing United States real property interests. The Trust Fund may be required to withhold tax on gain realized upon a disposition of such real property by the Trust Fund at a 35% rate.

Reporting

     Tax information will be reported annually to the Internal Revenue Service and to Holders of Certificates that are not excluded from the reporting requirements.

Backup Withholding

     Distributions made on a Certificate and proceeds from the sale of a Certificate to or through certain brokers may be subject to a "backup" withholding tax of 31% unless, in general, the Owner of the Certificate complies with certain procedures or is a corporation or other person exempt from such withholding. Any amounts so withheld from distributions on the Certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Owner's federal income tax.

                              PLAN OF DISTRIBUTION

     Certificates are being offered hereby in series or in one or more classes of a series through one or more of the various methods described below. The prospectus supplement will describe the method of offering being utilized for the related series or classes of Certificates and will state the public offering or purchase price of each class of Certificates being offered thereby or the method by which such price will be determined and the net proceeds to GECMSI or Funding from the sale of each such series or class.

     The Certificates of each series or class will be offered through the following methods from time to time, and offerings may be made concurrently through more than one of these methods and an offering of a particular series or of one or more classes of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

     1. By negotiated firm commitment underwriting and public reoffering by underwriters;

     2. By placements by GECMSI or Funding with institutional investors through dealers or agents; and

     3. By direct placements by GECMSI or Funding with institutional investors.

     If underwriters are used in a sale of any Certificates, such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of a particular series or class of Certificates will be set forth on the cover of the prospectus supplement relating to such series or class and the members of the underwriting syndicate, if any, will be named in such prospectus supplement.

     In connection with the sale of the Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from GECMSI or Funding and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act"). The prospectus supplement will describe any such compensation paid by the Depositor.

     It is anticipated that the underwriting agreement pertaining to the sale of any series or class of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased and that the Depositor will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act or will contribute to payments required to be made in respect thereof.

     Purchasers of Certificates, including dealers, institutional investors and sophisticated non-institutional investors, may, depending on the facts and circumstances of such purchases, be deemed to be underwriters within the meaning of the Securities Act, in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     With respect to any series of Certificates offered other than through underwriters, the prospectus supplement will contain information regarding the nature of such offering and any agreements to be entered into between GECMSI or Funding and purchasers of such Certificates.

                                 USE OF PROCEEDS

     The net proceeds from sales of Certificates will be added to GECMSI's or Funding's general funds. Unless otherwise specified in the prospectus supplement, GECMSI intends to use such proceeds for general corporate purposes, including the acquisition of servicing rights, Mortgage Loans, Agency Securities and Contracts. If Funding acquires the related Mortgage Loans, Agency Securities or Contracts from GECMSI, the net proceeds from sales of the related Certificates will be paid to GECMSI to acquire such assets.

                                  LEGAL MATTERS

     The legality of the Certificates offered hereby will be passed upon for GECMSI or Funding by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain federal income tax matters will be passed upon for GECMSI or Funding by Cleary, Gottlieb, Steen & Hamilton.

                              FINANCIAL INFORMATION

     A Trust Fund will be formed with respect to each series of Certificates. No Trust Fund will have any assets or obligations prior to the issuance of the related series of Certificates. No Trust Fund will engage in any activities other than those described herein or in the prospectus supplement. Accordingly, no financial statement with respect to any Trust Fund is included in this prospectus or will be included in the prospectus supplement.

                     INDEX OF CERTAIN PROSPECTUS DEFINITIONS


                                                                  Page

Accrual Certificates..........................................     20
adjusted issue price..........................................     104
Advance Guarantee.............................................     45
Affected Party................................................     82
Agency Securities.............................................     18
Agreement.....................................................     18
Asset Purchase Agreement......................................     26
Available Funds...............................................     66
bankruptcy bond...............................................     48
BIF...........................................................     75
Book-Entry Nominee............................................     110
Certificate Interest Rate.....................................     20
Certificate Account...........................................     21
Charter Act...................................................     39
Cleanup Costs.................................................     92
Code..........................................................     10
Collateral Value..............................................     41
Collection Account............................................     66
Confirmatory Mortgage Note....................................     69
Contract Pool.................................................     40
Contracts.....................................................     18
Cooperative Loans.............................................     27
Cooperatives..................................................     27
Cut-off Date..................................................     20
Defective Mortgage Loan.......................................     72
Delinquent Mortgage Loan......................................     44
denomination..................................................     19
Deposit Date..................................................     65
Deposit Guarantee.............................................     26
Depositor.....................................................     18
Definitive Description........................................     27
Determination Date............................................     65
Direct Master Servicing Arrangement...........................     55
disqualified organization.....................................     110
Distribution Date.............................................     21
DOL...........................................................     98
ERISA.........................................................     10
FDIC..........................................................     75
FHA Loans.....................................................     35
FHLMC Act.....................................................     37
FHLMC Certificate group.......................................     37
Funding.......................................................     18
Garn-St Germain Act...........................................     90
GECMC.........................................................     80
GECMSI........................................................     18
GIC...........................................................     49
GNMA Issuer...................................................     36
Guarantor.....................................................     42
Guaranty Agreement............................................     36
Home Equity Loans.............................................     27
Housing Act...................................................     35
Interest Accrual Period.......................................     22
Interest Only Certificate.....................................     102
Issue Date....................................................     18
issue price...................................................     102
Limited Guarantee.............................................     42
Liquidating Loan..............................................     44
Liquidating Loan Guarantee....................................     45
lockout periods...............................................     29
Loss Certificates.............................................     56
Lower-Tier REMIC..............................................     101
manufactured home.............................................     41
Manufacturer's Invoice Price..................................     41
master servicer...............................................     7
Mortgage Loans................................................     18
Mortgage Notes................................................     27
Mortgage Rates................................................     27
Mortgaged Properties..........................................     27
Mortgages.....................................................     27
non-U.S. person...............................................     110
Nonrecoverable Advance........................................     63
OID Regulations...............................................     102
Original Value................................................     30
OTS...........................................................     90
Parties in Interest...........................................     98
pass-thru entity..............................................     111
Plans.........................................................     98
Policy Statement..............................................     97
Principal Balance.............................................     29
Principal Prepayments.........................................     23
Proceeding....................................................     82
PTE 83-1......................................................     99
Record Date...................................................     21
Regular Certificates..........................................     100
regular interests.............................................     100
Relief Act....................................................     91
REMIC.........................................................     10
REMIC Pool....................................................     101
REMIC Regulations.............................................     108
Reserve Account...............................................     43
Residual Certificates.........................................     100
residual interest.............................................     100
Residual Owners...............................................     106
SAIF..........................................................     75
Securities Act................................................     118
Senior Certificates...........................................     23
Servicer......................................................     18
Simple Interest Payment.......................................     53
Simple Interest Shortfall.....................................     52
SMMEA.........................................................     11
stated redemption price at maturity...........................     102
subordinated Certificates.....................................     42
Superlien.....................................................     92
Supervisory Master Servicing Agreement........................     54
Title V.......................................................     91
Trust Assets..................................................     82
Trust Fund....................................................     18
Trustee.......................................................     18
UCC...........................................................     87
Upper-Tier REMIC..............................................     101
USAP..........................................................     73
VA Loans......................................................     36
VRDIs.........................................................     105
we............................................................     2

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates, other than underwriting discounts and commissions.

      Item                                                                Amount
      ----                                                                ------
      Filing Fee for Registration Statement...... .............          $278.00
      Legal Fees and Expenses..................................                *
      Accounting Fees and Expenses.............................                *
      Trustee's Fees and Expenses (including counsel fees).....                *
      Printing and Engraving Fees..............................                *
      Rating Agency Fees.......................................                *
      Miscellaneous............................................                *


             Total.............................................               $*
-----------------

*........To be completed by amendment.

Item 15.  Indemnification of Directors and Officers.

     1. GE Capital Mortgage Services, Inc. ("GECMSI")

     Section 14A: 3-5 of the New Jersey Business Corporation Act provides, in substance, that a New Jersey corporation has the power to indemnify a director, officer, employee or agent (a "corporate agent") in connection with actions, suits or proceedings involving such corporate agent by reason of his or her being or having been such a corporate agent, other than a proceeding by or in right of the corporation, against expenses and liabilities in connection with any such action, suit or proceeding, if such corporate agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his or her conduct was unlawful. Such Section also provides that a New Jersey corporation shall have the power to indemnify a corporate agent against his or her expenses in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor which involves the corporate agent by reason of his or her being or having been such corporate agent, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; however, in such proceeding no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged liable to the corporation, unless and only to the extent that the Superior Court or the court in which such proceeding was brought shall determine that despite the adjudication of liability such corporate agent is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The Section further provides that a New Jersey corporation shall indemnify a corporate agent against expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding of the type referred to in the two preceding sentences or in defense of any claim, issue or matter therein. The Section also provides that any indemnification described in such two sentences, unless, in the case of an indemnification described in the second such sentence, ordered by a court, may be made by a corporation only upon a determination that indemnification is proper because the corporate agent met the applicable standard of care, which determination shall be made, either (a) by the board of directors or committee thereof acting by a majority vote of a quorum of directors who were not involved in the applicable proceeding, or (b) if such a quorum is not obtainable, or is obtainable and so directs by a majority vote of disinterested directors, by a written opinion of legal counsel designated by the board of directors, or (c) by the shareholders, if the certificate of incorporation or bylaws or a resolution of the board of directors or shareholders so directs. The Section also provides that expenses incurred by a corporate agent in connection with a proceeding may be paid by a corporation in advance of final disposition if authorized by the board of directors upon receipt of an undertaking by or on behalf of the corporate agent to repay such amount if it is determined that he or she is not entitled to be indemnified. The indemnification and advancement of expenses provided by or granted pursuant to such Section does not exclude any other rights to which a corporate agent may be entitled; provided that no indemnification shall be made to or on behalf of a corporate agent if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in breach of his or her duty of loyalty to the corporation or its shareholders, were not in good faith or involved a knowing violation of law, or resulted in receipt by the corporate agent of an improper personal benefit. The Section also provides that a New Jersey corporation shall have the power to purchase and maintain insurance on behalf of any corporate agent against any expenses incurred in any proceeding and any liabilities asserted against him or her by reason of his or her being or having been a corporate agent, whether or not the corporation would have power to indemnify him or her against such expenses and liabilities under such Section.

     GECMSI's By-laws provide that directors, officers and other corporate agents of GECMSI will be indemnified to the full extent permitted by the New Jersey Business Corporation Act. The By-laws also provide that GECMSI may, to the full extent permitted by law, purchase and maintain insurance on behalf of any corporate agent against any liability which may be asserted against him or her.

     2. GE Capital Mortgage Funding Corporation ("Funding")

     Funding's Certificate of Incorporation provides that Funding shall indemnify each of its directors and officers who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of Funding other than an action by or in the right of Funding (for which Funding may indemnify such persons under certain circumstances).

     Section 145 of the Delaware General Corporation Law (the "GCL") provides as follows:

     "(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

     (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director or officer, present or former of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

     (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent for such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees)."

     The Certificate of Incorporation of Funding also limits the personal liability of directors to Funding and its stockholders for monetary damages resulting from certain breaches of the directors' fiduciary duties. The Certificate of Incorporation of Funding provides as follows:

     "To the fullest extent permitted by the General Corporation Law of the State of Delaware as it now exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification."

Item 16. Exhibits.

1.1 1     --     Form of Underwriting Agreement.

4.1 3     --     Form of non-REMIC Pooling and Servicing Agreement.

4.2 3     --     Form of two-tiered REMIC Pooling and Servicing Agreement.

4.3 3     --     Form of REMIC Pooling and Servicing Agreement (including
                 planned amortization class certificates).

4.4 3     --     Form of Pass-Through Certificate (non-REMIC residual).

4.5 3     --     Form of Pass-Through Certificate (REMIC residual).

#4.6      --     Form of Pooling and Servicing Agreement for senior/subordinate certificates.

4.7 6     --     Form of Pooling and Servicing Agreement for mortgage loans backed by Mortgage Pool Insurance Policy, Special Hazard
                 Insurance Policy and Supplemental Agreement.

#5.1      --     Opinion of Cleary, Gottlieb, Steen & Hamilton regarding the legality of the Certificates.

#8.1      --     Opinion of Cleary, Gottlieb, Steen & Hamilton regarding tax matters.

#23.1     --     Consent of Cleary, Gottlieb, Steen & Hamilton (included as part of Exhibits 5.1 and 8.1).

24.1 7    --     Powers of Attorney of GE Capital Mortgage Services, Inc.

24.2 7    --     Power of Attorney of GE Capital Mortgage Funding Corporation

99.1 2    --     Representative Forms of Mortgage Notes (other than for Home
                 Equity Loans).

99.2 2    --     Representative Forms of Mortgages (other than for Home Equity
                 Loans) (together with representative forms of condominium, 1-4 family, planned unit development and adjustable rate riders).

99.3 4    --     Representative Forms of Mortgage Notes for Home Equity Loans.

99.4 4    --     Representative Forms of Mortgages for Home Equity Loans
                 (together with representative form of balloon note rider).

99.5 2    --     Specimen of Special Hazard Insurance Policy.

99.6 2    --     Specimen of Supplemental Agreement relating to Bankruptcy
                 Support.

99.7 6    --     Specimen of Mortgage Pool Insurance Policy.

-------------
1        To be filed by Form 8-K subsequent to the effectiveness hereof.
2 Filed as exhibit to GECMSI's Registration Statement (No. 33-46742) on Form S-11 and incorporated herein by reference.
3 Filed as exhibit to GECMSI's Registration Statement (No. 33-53624) on Form S-11 and incorporated herein by reference.
4 Filed as exhibit to GECMSI's Registration Statement (No. 33-69362) on Form S-11 and incorporated herein by reference.
5 Filed as exhibit to GECMSI's Registration Statement (No. 33-73358) on Form S-11 and incorporated herein by reference.
6 Filed as exhibit to GECMSI's Registration Statement (No. 333-3038) on Form S-3 and incorporated herein by reference.
7        Previously filed.
#        To be filed by amendment.

Item 17.  Undertakings.

     (a) Each of the undersigned Registrants hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the more recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement, provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, that it reasonably believes that the security rating requirements set forth in Transaction Requirement B.5 will be met by the time of sale of the registered securities and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Cherry Hill, State of New Jersey, on the 10th day of February, 1999.


                                           GE CAPITAL MORTGAGE SERVICES, INC.


                                           By:    /s/ Kathryn E. Kelbaugh
                                                  -----------------------
                                           Name:  Kathryn E. Kelbaugh
                                           Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on February 10, 1999.

                 Signature                                     Title
                 ---------                                     -----

                     *                            Director
               Thomas H. Mann                     (Principal Executive Officer)
                     *                            Director
                Glen Messina
                     *                            Director
             Gerhard A. Miller
                     *                            Vice President and CFO
                Terry Couto                       (Principal Financial and
                                                  Accounting Officer)
                     *                            Director
              JoAnn B. Rabitz
                     *                            Director
            Theodore F. Weiland
------------
* Kathryn E. Kelbaugh, by signing her name hereto, does sign this document on behalf of the person indicated above pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.

                                                       /s/ Kathryn E. Kelbaugh
                                                       -----------------------
                                                       Kathryn E. Kelbaugh
                                                       Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, that it reasonably believes that the security rating requirements set forth in Transaction Requirement B.5 will be met by the time of sale of the registered securities and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Cherry Hill, State of New Jersey, on the 10th day of February, 1999.


                                      GE CAPITAL MORTGAGE FUNDING CORPORATION


                                      By:     /s/ Kathryn E. Kelbaugh
                                              -----------------------
                                      Name:   Kathryn E. Kelbaugh
                                      Title:  Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on February 10, 1999.

                 Signature                                      Title
                 ---------                                      -----

                     *                           Director
               Thomas H. Mann                    (Principal Executive Officer)
                     *                           Director
                Glen Messina
                     *                           Director
             Gerhard A. Miller
                     *                           Vice President and CFO
                Terry Couto                      (Principal Financial and
                                                 Accounting Officer)
                     *                           Director
              JoAnn B. Rabitz
                     *                           Director
            Theodore F. Weiland


------------
* Kathryn E. Kelbaugh, by signing her name hereto, does sign this document on behalf of the person indicated above pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.

                                                       /s/ Kathryn E. Kelbaugh
                                                       -----------------------
                                                       Kathryn E. Kelbaugh
                                                       Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibits                      Description                                Page
--------                      -----------                                ----
                                                                         No.
                                                                         ---
1.1 1      -   Form of Underwriting Agreement.
4.1 3      -   Form of non-REMIC Pooling and Servicing Agreement.
4.2 3      -   Form of two-tiered REMIC Pooling and Servicing Agreement.
4.3 3      -   Form of REMIC Pooling and Servicing Agreement (including planned amortization class certificates).
4.4 3      -   Form of Pass-Through Certificate (non-REMIC residual).
4.5 3      -   Form of Pass-Through Certificate (REMIC residual).
#4.6       -   Form of Pooling and Servicing Agreement for senior/subordinate certificates.
4.7 6     --   Form of Pooling and Servicing Agreement for mortgage loans backed by Mortgage Pool Insurance Policy, Special Hazard Insurance
               Policy and Supplemental Agreement.
#5.1       -   Opinion of Cleary, Gottlieb, Steen & Hamilton regarding the legality of the Certificates.
#8.1       -   Opinion of Cleary, Gottlieb, Steen & Hamilton regarding tax matters.
#23.1      -   Consent of Cleary, Gottlieb, Steen & Hamilton (included as part of Exhibits 5.1 and 8.1).
24.1 7     -   Powers of Attorney of GE Capital Mortgage Services, Inc.

24.2 7    --   Power of Attorney of GE Capital Mortgage Funding Corporation

99.1 2     -   Representative Forms of Mortgage Notes (other than for Home
               Equity Loans).
99.2 2     -   Representative Forms of Mortgages (other than for Home Equity
               Loans) (together with representative forms of condominium, 1-4 family, planned unit development and adjustable rate riders).
99.3 4     -   Representative Forms of Mortgage Notes for Home Equity Loans.
99.4 4     -   Representative Forms of Mortgages for Home Equity Loans (together with representative form of balloon note rider).
99.5 2     -   Specimen of Special Hazard Insurance Policy.
99.6 2     -   Specimen of Supplemental Agreement relating to Bankruptcy
               Support.
99.7 6    --   Specimen of Mortgage Pool Insurance Policy.

-----------------
1        To be filed by Form 8-K subsequent to the effectiveness hereof.
2 Filed as exhibit to GECMSI's Registration Statement (No. 33-46742) on Form S-11 and incorporated herein by reference.
3 Filed as exhibit to GECMSI's Registration Statement (No. 33-53624) on Form S-11 and incorporated herein by reference.
4 Filed as exhibit to GECMSI's Registration Statement (No. 33-69362) on Form S-11 and incorporated herein by reference.
5 Filed as exhibit to GECMSI's Registration Statement (No. 33-73358) on Form S-11 and incorporated herein by reference.
6 Filed as exhibit to GECMSI's Registration Statement (No. 333-3038) on Form S-3 and incorporated herein by reference.
7        Previously filed.
#        To be filed by amendment.